                -------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 August 30, 2005

                   Aegis Asset Backed Securities Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                    333-124934                 43-1964014
----------------------------         ----------               ------------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     Of Incorporation)               File Number)           Identification No.)

   3250 Briarpark, Suite 400, Houston, Texas                      77042
   -----------------------------------------                    ----------
   (Address of Principal Executive Offices)                     (Zip Code)

        Registrant's telephone number, including area code: 800-991-5625

                                    No Change
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.(1)
            ----------------

     Filed herewith are certain materials (the "Computational Materials")
furnished to the Registrant by Credit Suisse First Boston LLC, as representative of the several underwriters (the "Representative") in respect of Aegis Asset
Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-4, Class
IA1, Class IA2, Class IA3, Class IA4, Class IIA, Class M1, Class M2, Class M3,
Class M4, Class M5, Class M6, Class B1, Class B2, Class B3, Class B4 and Class
B5 (the "Certificates"). The Certificates are being offered pursuant to a
Prospectus Supplement dated August 18, 2005, and the related Prospectus dated
June 10, 2005 (together, the "Prospectus"), which are being filed with the
Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended
(the "Act"). The Certificates have been registered pursuant to the Act under a
Registration Statement on Form S-3 (No. 333-124934) (the "Registration
Statement"). The Computational Materials are incorporated by reference in the
Registration Statement.

     The Computational Materials were prepared solely by the Representative, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the
Computational Materials are based to the Representative) in the preparation of the Computational Materials.

     Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the
Prospectus.

----------
(1)  Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

                                       2

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          99.1     Computational Materials

                                       3

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AEGIS ASSET BACKED SECURITIES
                                            CORPORATION

                                            By:     /s/ Pat Walden
                                                --------------------------------
                                                 Name:  Pat Walden
                                                 Title: President

Dated: August 30, 2005

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.               Description
-----------               -----------

99.1                      Computational Materials

SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED AUGUST 12, 2005

NEW ISSUE COMPUTATIONAL MATERIALS: COLLATERAL TERM SHEET

$988,026,138 (APPROXIMATE)

AEGIS ASSET BACKED SECURITIES TRUST
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4

AEGIS ASSET BACKED SECURITIES CORPORATION
Depositor

[AEGIS MORTGAGECORPORATION LOGO]

AEGIS MORTGAGE CORPORATION
Seller

AUGUST 12, 2005

                                 CREDIT | FIRST
                                 SUISSE | BOSTON

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 1                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC. The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the securities. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the
Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the
"Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the securities discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the securities ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

      PLEASE CONTACT THE CSFB SYNDICATE DESK AT 212-325-8549 FOR ADDITIONAL
                                  INFORMATION.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 2                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

COLLATERAL CHARACTERISTICS

Collateral characteristics are listed below as of the Cut-off Date

                                AGGREGATE SUMMARY

Total Number of Loans                                                     7,622
Total Outstanding Loan Balance                                  $988,026,138.29
Average Outstanding Loan Balance                                $    129,628.20
Fixed Rate Loans                                                          19.23%
Adjustable-Rate Loans                                                     80.77%
Prepayment Penalty Coverage                                               69.83%
WA Coupon                                                                 7.728%
WA Margin *                                                               6.440%
WA Initial Periodic Cap *                                                 2.978%
WA Minimum Rate *                                                         7.612%
WA Original Term (mo.)                                                      354
WA Remaining Term (mo.)                                                     354
WA Original LTV                                                           79.42%
WA FICO                                                                     616
WA DTI                                                                    40.49%
First Lien Position                                                       95.02%
Second Lien Position                                                       4.98%
% of Silent Seconds                                                       27.71%

PRODUCT TYPE
2/28 ARM                                                                  59.33%
2/28 Interests Only ARM                                                   18.14%
3/27 ARM                                                                   1.50%
3/27 Interest Only ARM                                                     1.17%
5/25 ARM                                                                   0.40%
5/25 Interest Only ARM                                                     0.23%
Balloon                                                                    0.81%
Fixed                                                                     17.89%
Fixed Interest Only                                                        0.53%

PREPAYMENT PENALTY (YEARS)
No Penalty                                                                30.17%
1.0                                                                        9.10%
2.0                                                                       48.55%
2.5                                                                        0.06%
3.0 and greater                                                           12.12%

GEOGRAPHIC DISTRIBUTION
(Other states account individually for less
than 5.00% of the Cut-Off Date
aggregate principal balance)
CA                                                                        12.44%
FL                                                                        11.09%
TX                                                                         5.39%
NY                                                                         5.30%
AZ                                                                         5.02%

LARGEST ZIP CODE CONCENTRATION
Zip Code (City)
20744 (Fort Washington, MD)                                                0.30%

OCCUPANCY STATUS
Owner Occupied                                                            96.11%
Non-Owner Occupied                                                         2.94%
Vacation                                                                   0.95%

LOAN PURPOSE
Cash Out Refinance                                                        60.00%
Purchase                                                                  38.97%
Rate/Term Refinance                                                        1.04%

*    Adjustable-Rate Loans Only

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 3                                          (AEGIS MORTGAGECORPORATION LOGO)
--------------------------------------------------------------------------------

                     AGGREGATE SCHEDULED PRINCIPAL BALANCES



                                                       % OF CUT-
                                                        OFF DATE
   RANGE OF PRINCIPAL     MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      BALANCES ($)          LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-----------------------   --------   ---------------   ---------   -------   ----------   ---------

0.01 - 50,000.00            1,458    $ 46,009,526.06      4.66%      610       91.84%      10.314%
50,000.01 - 100,000.00      2,340     175,563,185.66     17.77       602       80.66        8.381
100,000.01 - 150,000.00     1,528     189,018,814.79     19.13       609       78.84        7.805
150,000.01 - 200,000.00       923     160,807,744.85     16.28       615       77.54        7.520
200,000.01 - 250,000.00       557     124,286,494.22     12.58       618       77.96        7.398
250,000.01 - 300,000.00       301      81,902,828.72      8.29       620       78.29        7.284
300,000.01 - 350,000.00       192      62,281,437.08      6.30       625       79.53        7.164
350,000.01 - 400,000.00       125      46,823,392.35      4.74       624       78.34        7.121
400,000.01 - 450,000.00        82      34,860,382.04      3.53       646       80.42        6.936
450,000.01 - 500,000.00        51      24,367,092.27      2.47       636       78.62        6.915
500,000.01 - 550,000.00        20      10,487,381.24      1.06       618       76.18        7.083
550,000.01 - 600,000.00        17       9,845,777.10      1.00       624       82.75        7.242
600,000.01 - 650,000.00        12       7,556,518.62      0.76       651       80.98        7.241
650,000.01 >=                  16      14,215,563.29      1.44       636       73.03        6.931
                            -----    ---------------    ------       ---       -----       ------
TOTAL:                      7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                            =====    ===============    ======       ===       =====       ======


Minimum:            $   12,495.02
Maximum:            $1,300,000.00
Weighted Average:   $  129,628.20

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 4                                          (AEGIS MORTGAGECORPORATION LOGO)
--------------------------------------------------------------------------------

                            AGGREGATE MORTGAGE RATES



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MORTGAGE RATES   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

4.501 - 5.000           7    $  1,643,004.70      0.17%      677       76.86%       4.905%
5.001 - 5.500          74      18,003,563.85      1.82       705       71.00        5.243
5.501 - 6.000         349      79,881,490.79      8.08       672       73.83        5.829
6.001 - 6.500         474      95,116,937.65      9.63       645       77.16        6.309
6.501 - 7.000         924     162,708,994.44     16.47       633       77.89        6.801
7.001 - 7.500         899     141,932,675.64     14.37       618       78.22        7.272
7.501 - 8.000       1,006     143,837,961.48     14.56       605       78.89        7.776
8.001 - 8.500         609      80,812,764.82      8.18       594       79.79        8.266
8.501 - 9.000         649      76,713,650.22      7.76       581       81.10        8.754
9.001 - 9.500         489      54,340,577.95      5.50       573       81.09        9.260
9.501 - 10.000        659      63,322,055.01      6.41       570       82.14        9.792
10.001 - 10.500       594      38,686,604.56      3.92       594       89.56       10.317
10.501 - 11.000       517      18,200,277.52      1.84       601       94.91       10.800
11.001 - 11.500       179       5,628,072.88      0.57       611       95.72       11.272
11.501 - 12.000        65       2,636,461.51      0.27       606       94.30       11.809
12.001 - 12.500       128       4,561,045.27      0.46       635       97.36       12.462
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                    =====    ===============    ======       ===       =====       ======


Minimum              4.562%
Maximum:            12.500%
Weighted Average:    7.728%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 5                                          (AEGIS MORTGAGECORPORATION LOGO)
--------------------------------------------------------------------------------

                           AGGREGATE ORIGINAL TERMS*



                                              % OF CUT-
   RANGE OF                                    OFF DATE
ORIGINAL TERMS   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   (MONTHS)        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180              353    $ 20,785,299.72      2.10%      642       80.34%       8.729%
181 - 240            254      14,140,207.81      1.43       646       84.94        9.370
241 - 300              6         915,614.92      0.09       649       84.36        7.325
301 - 360          7,009     952,185,015.84     96.37       614       79.31        7.682
                   -----    ---------------    ------       ---       -----        -----
TOTAL:             7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                   =====    ===============    ======       ===       =====        =====


*    All of the above terms include the interest only period

Minimum:            120
Maximum:            360
Weighted Average:   354

                           AGGREGATE REMAINING TERMS*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
REMAINING TERMS   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    (MONTHS)        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180               353    $ 20,785,299.72      2.10%      642       80.34%       8.729%
181 - 240             254      14,140,207.81      1.43       646       84.94        9.370
241 - 300               6         915,614.92      0.09       649       84.36        7.325
301 - 360           7,009     952,185,015.84     96.37       614       79.31        7.682
                    -----    ---------------    ------       ---       -----        -----
TOTAL:              7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                    =====    ===============    ======       ===       =====        =====


*    All of the above terms include the interest only period

Minimum:            118
Maximum:            360
Weighted Average:   354

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 6                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     AGGREGATE ORIGINAL LOAN-TO-VALUE RATIO*



                                              % OF CUT-
RANGE OF LOAN-                                OFF DATE
  TO -VALUE      MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  RATIOS (%)       LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

10.01 - 20.00         13    $    598,498.13      0.06%      581       16.03%       8.587%
20.01 - 30.00         31       2,759,178.04      0.28       593       26.48        7.788
30.01 - 40.00         63       7,401,440.92      0.75       610       36.51        7.307
40.01 - 50.00        134      19,469,601.12      1.97       607       45.80        7.417
50.01 - 60.00        229      33,802,225.44      3.42       610       56.19        7.303
60.01 - 70.00        616     103,706,691.52     10.50       592       66.40        7.509
70.01 - 80.00      3,391     508,121,895.99     51.43       622       78.96        7.268
80.01 - 90.00      1,358     205,839,414.52     20.83       606       87.22        8.157
90.01 - 100.00     1,787     106,327,192.61     10.76       633       97.44        9.523
                   -----    ---------------    ------       ---       -----        -----
TOTAL:             7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                   =====    ===============    ======       ===       =====        =====


*    With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

Minimum:             10.70%
Maximum:            100.00%
Weighted Average:    79.42%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 7                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                              AGGREGATE FICO SCORE



                                             % OF CUT-
                                              OFF DATE
RANGE OF FICO   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    SCORE         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------   --------   ---------------   ---------   -------   ----------   ---------

500 - 520           394    $ 51,131,124.31      5.18%      511       70.61%       8.839%
521 - 540           451      58,125,340.01      5.88       531       74.41        8.633
541 - 560           551      75,697,366.69      7.66       551       77.01        8.518
561 - 580           654      80,411,981.10      8.14       571       79.44        8.333
581 - 600         1,456     157,007,769.05     15.89       591       81.11        7.940
601 - 620         1,120     130,040,237.34     13.16       610       80.71        7.718
621 - 640           878     117,332,884.46     11.88       630       80.55        7.380
641 - 660           816     110,884,111.98     11.22       650       81.85        7.359
661 - 680           483      69,673,914.95      7.05       670       81.71        7.307
681 - 700           318      52,218,314.19      5.29       689       79.12        6.900
701 - 720           209      33,653,834.76      3.41       710       80.97        6.821
721 - 740           110      20,363,024.85      2.06       730       77.79        6.483
741 - 760            86      14,709,113.71      1.49       750       78.15        6.529
761 - 780            52       9,700,813.55      0.98       770       79.82        6.522
781 >=               44       7,076,307.34      0.72       790       70.28        6.198
                  -----    ---------------    ------       ---       -----        -----
TOTAL:            7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                  =====    ===============    ======       ===       =====        =====


Minimum:            500
Maximum:            811
Weighted Average:   616

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 8                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             AGGREGATE LOAN PURPOSE



                                                   % OF CUT-OFF
                                                       DATE
                      MORTGAGE      PRINCIPAL        PRINCIPAL              WA LTV   WA COUPON
LOAN PURPOSE            LOANS      BALANCE ($)        BALANCE     WA FICO     (%)       (%)
------------          --------   ---------------   ------------   -------   ------   ---------

Purchase                3,740    $384,997,938.04       38.97%       626     83.23%     7.737%
Cash Out Refinance      3,680     592,801,815.66       60.00        608     76.72      7.690
Rate/Term Refinance       202      10,226,384.59        1.04        640     92.17      9.541
                        -----    ---------------      ------        ---     -----      -----
TOTAL:                  7,622    $988,026,138.29      100.00%       616     79.42%     7.728%
                        =====    ===============      ======        ===     =====      =====


                             AGGREGATE PROPERTY TYPE



                                                   % OF CUT-OFF
                                                       DATE
                      MORTGAGE      PRINCIPAL        PRINCIPAL              WA LTV   WA COUPON
PROPERTY TYPE           LOANS      BALANCE ($)        BALANCE     WA FICO     (%)       (%)
-------------         --------   ---------------   ------------   -------   ------   ---------

2-4 Family                314    $ 55,892,800.28        5.66%       628     76.40%     7.564%
Condo                     326      41,009,789.27        4.15        635     80.20      7.887
Modular Home                9       1,207,927.42        0.12        609     76.42      8.494
PUD                       775     128,491,581.08       13.00        621     80.89      7.508
Single Family           6,150     755,765,825.32       76.49        613     79.33      7.767
Townhouse                  48       5,658,214.92        0.57        606     82.20      7.712
                        -----    ---------------      ------        ---     -----      -----
TOTAL:                  7,622    $988,026,138.29      100.00%       616     79.42%     7.728%
                        =====    ===============      ======        ===     =====      =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 9                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                            AGGREGATE STATES - TOP 30



                                            % OF CUT-
                                             OFF DATE
               MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
JURISDICTION     LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

CA                 505    $122,869,966.39     12.44%      629       74.41%       7.040%
FL                 758     109,567,237.52     11.09       611       79.80        7.892
TX                 564      53,226,560.91      5.39       608       82.57        7.809
NY                 246      52,332,068.21      5.30       615       76.55        7.427
AZ                 321      49,592,083.42      5.02       633       80.57        7.304
OH                 605      47,608,272.09      4.82       597       83.56        8.377
MA                 227      45,471,568.36      4.60       629       74.81        7.548
IL                 356      45,429,297.52      4.60       618       82.00        7.630
MI                 440      40,300,428.06      4.08       614       81.54        8.186
NV                 209      39,718,470.81      4.02       636       79.57        7.422
MD                 145      29,458,618.41      2.98       601       78.86        7.592
VA                 183      29,178,788.97      2.95       609       77.47        7.741
CO                 215      27,323,547.77      2.77       632       82.98        7.092
NJ                 128      25,962,016.01      2.63       602       74.45        8.198
GA                 241      22,492,285.76      2.28       610       82.95        8.032
NC                 262      22,184,840.74      2.25       594       82.17        8.172
RI                 107      18,483,319.47      1.87       621       75.44        7.507
CT                 129      18,146,986.35      1.84       612       77.80        8.115
NH                 115      16,656,600.44      1.69       634       75.82        7.563
WA                 105      14,875,278.73      1.51       631       82.16        7.090
ME                 128      14,594,441.30      1.48       623       76.23        7.850
MN                  88      13,382,197.01      1.35       611       79.33        7.983
LA                 166      12,704,688.18      1.29       603       81.93        7.797
IN                 179      12,527,363.77      1.27       590       83.94        8.125
MO                 164      12,274,605.68      1.24       590       83.81        8.379
PA                 114      11,869,672.46      1.20       600       81.41        8.159
WI                 102      11,237,315.90      1.14       605       79.81        8.678
TN                 124      10,289,480.34      1.04       610       84.48        8.374
SC                 104       8,459,784.80      0.86       595       84.39        8.752
AL                  99       7,628,628.94      0.77       611       84.79        8.302
Other              493      42,179,723.97      4.27       606       82.43        8.226
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                 =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 10                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                          AGGREGATE DOCUMENTATION TYPE



                                                         % OF CUT-
                                                          OFF DATE
                            MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    DOCUMENTATION TYPE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------------------   --------   ---------------   ---------   -------   ----------   ---------

Alternative Documentation       180    $ 29,495,264.48      2.99%      624       82.05%       7.683%
Full Documentation            5,467     630,942,615.42     63.86       608       79.93        7.692
Stated Documentation          1,969     326,206,758.39     33.02       629       78.21        7.806
NINA                              6       1,381,500.00      0.14       675       73.19        6.439
                              -----    ---------------    ------       ---       -----        -----
TOTAL:                        7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                              =====    ===============    ======       ===       =====        =====


                            AGGREGATE OCCUPANCY TYPE



                                                   % OF CUT-
                                                    OFF DATE
                      MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  OCCUPANCY TYPE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------------   ---------   ---------------   ---------   -------   ----------   ---------

Owner Occupied         7,335     $949,577,279.46     96.11%      615       79.45%       7.717%
Non-Owner Occupied       237       29,030,477.12      2.94       639       76.61        7.971
Vacation                  50        9,418,381.71      0.95       635       84.95        8.050
                       -----     ---------------    ------       ---       -----        -----
TOTAL:                 7,622     $988,026,138.29    100.00%      616       79.42%       7.728%
                       =====     ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 11                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             AGGREGATE GROSS MARGIN*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
  GROSS MARGIN    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

1.001 - 1.500           2    $    361,922.24      0.05%      647       81.01%       7.295%
2.001 - 2.500           3         722,000.00      0.09       667       80.01        6.453
3.001 - 3.500           4         808,734.03      0.10       659       79.66        5.975
3.501 - 4.000          42      10,957,263.20      1.37       707       69.74        5.170
4.001 - 4.500         104      24,117,275.04      3.02       669       75.53        5.771
4.501 - 5.000         250      53,947,871.46      6.76       646       76.97        6.098
5.001 - 5.500         491      89,836,355.61     11.26       632       78.41        6.578
5.501 - 6.000         751     134,142,693.98     16.81       620       77.75        7.019
6.001 - 6.500         830     123,789,404.34     15.51       616       78.78        7.390
6.501 - 7.000         797     116,203,998.37     14.56       601       79.47        7.823
7.001 - 7.500         619      86,474,639.75     10.84       594       80.94        8.322
7.501 - 8.000         476      58,722,082.93      7.36       578       81.09        8.936
8.001 - 8.500         429      48,297,293.80      6.05       560       79.65        9.484
8.501 - 9.000         337      37,462,296.43      4.69       557       81.06        9.943
9.001 - 9.500          83      10,807,174.52      1.35       557       82.84       10.390
9.501 - 10.000         13         958,604.56      0.12       563       80.40       10.928
10.001 - 10.500         2         143,932.01      0.02       579       87.92       11.659
10.501 - 11.000         3         157,055.78      0.02       549       75.89       12.076
13.501 - 14.000         1         112,421.23      0.01       596       94.94        7.790
                    -----    ---------------    -------      ---       -----       ------
TOTAL:              5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    =====    ===============    =======      ===       =====       ======


*    Adjustable-Rate Loans Only.

Minimum:             1.050%
Maximum:            13.750%
Weighted Average:    6.440%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 12                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                         AGGREGATE INITIAL PERIODIC CAP*



                                               % OF CUT-
    INITIAL                                     OFF DATE
  PERIODIC CAP    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

1.000                  50    $  5,980,115.86      0.75%      607       77.36%       8.690%
1.500                  13       4,146,353.95      0.52       632       71.60        6.804
2.000                   6         918,161.26      0.12       612       77.43        7.374
3.000               5,167     786,510,388.21     98.56       609       79.00        7.635
6.000                   1         468,000.00      0.06       698       80.00        6.375
                    -----    ---------------    -------      ---       -----        -----
TOTAL:              5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    =====    ===============    =======      ===       =====        =====


*    Adjustable-Rate Loans Only.

Minimum:            1.000%
Maximum:            6.000%
Weighted Average:   2.978%

                             AGGREGATE PERIODIC CAP*



                                               % OF CUT-
    INITIAL                                     OFF DATE
  PERIODIC CAP    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

1.000               5,210    $789,756,851.18     98.96%      609       79.01%       7.645%
1.500                  26       7,798,168.10      0.98       618       72.47        6.981
2.000                   1         468,000.00      0.06       698       80.00        6.375
                    -----    ---------------    -------      ---       -----        -----
TOTAL:              5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    =====    ===============    =======      ===       =====        =====


*    Adjustable-Rate Loans Only.

Minimum:            1.000%
Maximum:            2.000%
Weighted Average:   1.005%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 13                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             AGGREGATE MAXIMUM RATE*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MAXIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

9.501 - 10.000          3    $    848,273.16      0.11%      622       79.50%       6.720%
10.501 - 11.000         8       1,785,404.70      0.22       676       77.11        5.147
11.001 - 11.500        67      16,163,828.19      2.03       700       70.88        5.257
11.501 - 12.000       196      45,286,563.16      5.67       654       76.08        5.827
12.001 - 12.500       350      69,104,860.04      8.66       639       78.47        6.306
12.501 - 13.000       647     119,172,286.06     14.93       628       78.10        6.791
13.001 - 13.500       711     117,482,116.74     14.72       616       78.18        7.218
13.501 - 14.000       960     141,100,427.77     17.68       610       79.15        7.624
14.001 - 14.500       590      83,865,665.84     10.51       601       79.99        8.088
14.501 - 15.000       568      72,965,136.49      9.14       583       81.26        8.646
15.001 - 15.500       436      50,799,507.82      6.37       571       80.77        9.216
15.501 - 16.000       479      53,824,108.90      6.74       557       79.57        9.699
16.001 - 16.500       178      20,746,293.53      2.60       558       81.74       10.195
16.501 - 17.000        35       4,279,590.41      0.54       551       82.57       10.496
17.001 - 17.500         4         297,968.68      0.04       602       86.13       11.136
17.501 - 18.000         3         190,718.24      0.02       560       81.07       11.712
18.001 - 18.500         2         110,269.55      0.01       569       82.64       12.161
                    -----    ---------------    -------      ---       -----        -----
TOTAL:              5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    =====    ===============    =======      ===       =====        =====


*    Adjustable-Rate Loans Only.

Minimum:             9.540%
Maximum:            18.240%
Weighted Average:   13.709%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 14                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                         AGGREGATE MINIMUM RATE (FLOOR)*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MINIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS       BALANCE ($)     BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

3.001 - 3.500           1    $    183,718.84      0.02%      588       80.00%       7.370%
4.001 - 4.500           1         243,060.00      0.03       599       80.00        5.650
4.501 - 5.000          13       2,907,329.87      0.36       649       77.79        5.498
5.001 - 5.500          74      18,242,734.68      2.29       689       71.07        5.388
5.501 - 6.000         211      48,669,870.20      6.10       647       75.17        5.922
6.001 - 6.500         394      76,887,679.76      9.63       639       78.27        6.364
6.501 - 7.000         795     140,719,770.89     17.63       631       78.33        6.812
7.001 - 7.500         776     124,295,005.97     15.58       617       78.56        7.279
7.501 - 8.000         853     124,565,859.57     15.61       603       79.52        7.790
8.001 - 8.500         504      70,631,471.09      8.85       593       79.98        8.268
8.501 - 9.000         532      67,089,332.10      8.41       580       81.51        8.759
9.001 - 9.500         422      48,893,017.62      6.13       571       80.91        9.266
9.501 - 10.000        455      51,047,401.61      6.40       557       79.72        9.764
10.001 - 10.500       168      19,757,237.13      2.48       555       81.52       10.214
10.501 - 11.000        29       3,290,573.48      0.41       556       83.15       10.707
11.001 - 11.500         4         297,968.68      0.04       602       86.13       11.136
11.501 - 12.000         3         190,718.24      0.02       560       81.07       11.712
12.001 - 12.500         2         110,269.55      0.01       569       82.64       12.161
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only.

Minimum:             3.491%
Maximum:            12.240%
Weighted Average:    7.612%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 15                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                      AGGREGATE NEXT RATE ADJUSTMENT DATE*



                                          % OF CUT-
 NEXT RATE                                 OFF DATE
ADJUSTMENT   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   DATE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
----------   --------   ---------------   ---------   -------   ----------   ---------

2007-01            1    $    107,445.02      0.01%      611       80.00%       7.650%
2007-02            1          92,776.94      0.01       651       80.00        6.600
2007-03            2         266,522.11      0.03       611       86.51        9.266
2007-04            7       1,209,286.76      0.15       620       79.57        7.546
2007-05          138      18,947,993.71      2.37       616       78.00        7.465
2007-06          451      67,967,278.05      8.52       616       78.84        7.587
2007-07        2,363     356,256,228.87     44.64       607       79.03        7.712
2007-08        2,071     314,427,898.37     39.40       605       79.37        7.666
2007-09           41       6,152,200.00      0.77       614       79.05        7.265
2008-05            2         252,719.30      0.03       619       75.77        7.524
2008-06           11       1,954,598.91      0.24       651       66.31        6.746
2008-07           61      12,149,384.78      1.52       642       76.48        7.045
2008-08           60      11,089,996.00      1.39       642       74.22        6.848
2008-09            2         896,400.00      0.11       644       84.86        7.095
2010-04            1         468,000.00      0.06       698       80.00        6.375
2010-06            3         712,800.00      0.09       672       80.00        6.513
2010-07           14       3,648,290.46      0.46       697       70.65        6.202
2010-08            8       1,423,200.00      0.18       709       72.96        6.419
               -----    ---------------    ------       ---       -----        -----
TOTAL:         5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
               =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 16                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

COLLATERAL CHARACTERISTICS

Collateral characteristics are listed below as of the Cut-off Date

                          ADJUSTABLE RATE LOAN SUMMARY

Total Number of Loans                                                     5,237
Total Outstanding Loan Balance                                  $798,023,019.28
Average Outstanding Loan Balance                                $    152,381.71
Prepayment Penalty Coverage                                               69.52%
WA Coupon                                                                 7.638%
WA Margin                                                                 6.440%
WA Initial Periodic Cap                                                   2.978%
WA Periodic Cap                                                           1.005%
WA Remaining Term (mo.)                                                     359
WA Original LTV                                                           78.95%
WA FICO                                                                     609
WA DTI                                                                    40.70%
First Lien Position                                                      100.00%
Second Lien Position                                                         --
% of Silent Seconds                                                       31.83%

PRODUCT TYPE
2/28 ARM                                                                  73.45%
2/28 Interest Only ARM                                                    22.46%
3/27 ARM                                                                   1.85%
3/27 Interest Only ARM                                                     1.45%
5/25 ARM                                                                   0.50%
5/25 Interest Only ARM                                                     0.29%

PREPAYMENT PENALTY (YEARS)
No Penalty                                                                30.48%
1.0                                                                        8.31%
2.0                                                                       58.68%
2.5                                                                        0.02%
3.0                                                                        2.51%

GEOGRAPHIC DISTRIBUTION
(Other states account individually for less
than 5.00% of the Cut-off Date
principal balance of the adjustable rate loans)
CA                                                                        13.03%
FL                                                                        11.77%
AZ                                                                         5.55%
IL                                                                         5.04%

LARGEST ZIP CODE CONCENTRATION
Zip Code (City)
20744 (Fort Washington, MD)                                                0.31%

OCCUPANCY STATUS
Owner Occupied                                                            95.96%
Non-Owner Occupied                                                         2.95%
Vacation                                                                   1.09%

LOAN PURPOSE
Cash Out Refinance                                                        59.04%
Purchase                                                                  40.74%
Rate/Term Refinance                                                        0.22%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 17                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                ADJUSTABLE RATE LOAN SCHEDULED PRINCIPAL BALANCES



                                                       % OF CUT-
                                                        OFF DATE
  RANGE OF PRINCIPAL      MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      BALANCES ($)         LOANS       BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-----------------------   --------   ---------------   ---------   -------   ----------   ---------

0.01 - 50,000.00              242    $ 10,682,343.51      1.34%      571       77.32%       9.171%
50,000.01 - 100,000.00      1,721     131,002,514.10     16.42       594       79.63        8.172
100,000.01 - 150,000.00     1,311     162,279,749.87     20.34       604       79.06        7.817
150,000.01 - 200,000.00       790     137,659,481.06     17.25       607       78.02        7.622
200,000.01 - 250,000.00       468     104,651,373.88     13.11       610       78.59        7.499
250,000.01 - 300,000.00       261      71,050,878.83      8.90       617       78.93        7.366
300,000.01 - 350,000.00       160      51,967,359.19      6.51       617       80.15        7.290
350,000.01 - 400,000.00       111      41,632,220.63      5.22       620       78.02        7.202
400,000.01 - 450,000.00        72      30,645,459.76      3.84       642       81.23        7.048
450,000.01 - 500,000.00        45      21,477,535.23      2.69       627       79.64        7.055
500,000.01 - 550,000.00        18       9,425,181.24      1.18       621       75.93        7.226
550,000.01 - 600,000.00        16       9,281,777.10      1.16       625       83.97        7.313
600,000.01 - 650,000.00        10       6,311,518.62      0.79       642       81.40        7.426
650,000.01 >=                  12       9,955,626.26      1.25       616       72.41        7.217
                            -----    ---------------    ------       ---       -----        -----
TOTAL:                      5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                            =====    ===============    ======       ===       =====        =====


Minimum:            $   30,000.00
Maximum:            $1,300,000.00
Weighted Average:   $  152,381.71

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 18                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                       ADJUSTABLE RATE LOAN MORTGAGE RATES



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MORTGAGE RATES   MORTGAGE       PRINCIPAL     PRINCIPAL                          WA COUPON
      (%)          LOANS       BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

4.501 - 5.000           7    $  1,643,004.70      0.21%      677       76.86%       4.905%
5.001 - 5.500          65      15,979,424.12      2.00       701       70.92        5.222
5.501 - 6.000         198      45,553,724.26      5.71       653       76.03        5.827
6.001 - 6.500         380      75,295,676.18      9.44       640       78.34        6.311
6.501 - 7.000         796     142,110,921.42     17.81       631       78.12        6.797
7.001 - 7.500         783     126,841,185.92     15.89       615       78.31        7.269
7.501 - 8.000         866     126,471,852.46     15.85       603       79.31        7.775
8.001 - 8.500         510      71,514,305.90      8.96       593       80.00        8.265
8.501 - 9.000         542      68,248,973.17      8.55       580       81.55        8.758
9.001 - 9.500         423      49,103,436.84      6.15       570       80.95        9.261
9.501 - 10.000        457      51,209,242.93      6.42       557       79.74        9.767
10.001 - 10.500       172      20,161,741.43      2.53       557       81.66       10.219
10.501 - 11.000        29       3,290,573.48      0.41       556       83.15       10.707
11.001 - 11.500         4         297,968.68      0.04       602       86.13       11.136
11.501 - 12.000         3         190,718.24      0.02       560       81.07       11.712
12.001 - 12.500         2         110,269.55      0.01       569       82.64       12.161
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    =====    ===============    ======       ===       =====       ======


Minimum              4.562%
Maximum:            12.240%
Weighted Average:    7.638%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 19                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                      ADJUSTABLE RATE LOAN ORIGINAL TERMS*



                                               % OF CUT-
   RANGE OF                                    OFF DATE
ORIGINAL TERMS   MORTGAGE       PRINCIPAL     PRINCIPAL                          WA COUPON
    (MONTHS)       LOANS       BALANCE ($)     BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

301 - 360          5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                   -----    ---------------    ------       ---       -----        -----
TOTAL:             5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                   =====    ===============    ======       ===       =====        =====


*    All of the above terms include the interest only period

Minimum:            360
Maximum:            360
Weighted Average:   360

                      ADJUSTABLE RATE LOAN REMAINING TERMS*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
REMAINING TERMS   MORTGAGE       PRINCIPAL     PRINCIPAL                          WA COUPON
    (MONTHS)        LOANS       BALANCE ($)     BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

301 - 360           5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    -----    ---------------    ------       ---       -----        -----
TOTAL:              5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    =====    ===============    ======       ===       =====        =====


*    All of the above terms include the interest only period

Minimum:
Maximum:
Weighted Average:

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 20                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

               ADJUSTABLE RATE LOAN ORIGINAL LOAN-TO-VALUE RATIO*



                                              % OF CUT-
RANGE OF LOAN-                                 OFF DATE
   TO-VALUE      MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  RATIOS (%)       LOANS       BALANCE ($)     BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

10.01 - 20.00          9    $    418,165.94      0.05%      555       15.58%       8.783%
20.01 - 30.00         19       2,072,733.77      0.26       574       26.53        7.912
30.01 - 40.00         41       5,624,085.71      0.70       601       36.40        7.299
40.01 - 50.00         90      14,295,917.75      1.79       592       46.09        7.620
50.01 - 60.00        151      23,149,701.16      2.90       587       56.33        7.542
60.01 - 70.00        466      78,977,944.94      9.90       576       66.60        7.703
70.01 - 80.00      2,965     445,273,541.71     55.80       619       79.06        7.290
80.01 - 90.00      1,157     179,595,889.41     22.51       601       87.27        8.254
90.01 - 100.00       339      48,615,038.89      6.09       626       95.37        8.510
                   -----    ---------------    ------       ---       -----        -----
TOTAL:             5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                   =====    ===============    ======       ===       =====        =====


*    With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

Minimum:             10.98%
Maximum:            100.00%
Weighted Average:    78.95%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 21                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                         ADJUSTABLE RATE LOAN FICO SCORE



                                            % OF CUT-
                                             OFF DATE
RANGE OF FICO   MORTGAGE      PRINCIPAL     PRINCIPAL                          WA COUPON
    SCORE         LOANS      BALANCE ($)     BALANCE    WA FICO   WA LTV (%)      (%)
-------------   --------  ---------------   ---------   -------   ----------   ---------

500 - 520           358    $47,894,051.65      6.00%       511      70.66%       8.793%
521 - 540           393     53,100,092.50      6.65        531      74.59        8.623
541 - 560           475     68,165,253.12      8.54        551      77.23        8.513
561 - 580           530     70,936,060.93      8.89        571      79.31        8.271
581 - 600           952    131,972,691.21     16.54        591      80.04        7.680
601 - 620           745    108,423,302.05     13.59        610      79.95        7.496
621 - 640           564     92,517,325.77     11.59        630      79.97        7.196
641 - 660           517     87,682,122.66     10.99        650      81.11        7.122
661 - 680           266     48,992,393.21      6.14        669      81.71        7.108
681 - 700           181     35,560,422.21      4.46        689      79.58        6.711
701 - 720           115     23,330,615.09      2.92        710      81.87        6.745
721 - 740            51     10,689,720.10      1.34        730      78.01        6.401
741 - 760            43      8,500,139.74      1.07        749      76.90        6.374
761 - 780            23      5,499,942.49      0.69        770      82.89        6.628
781 >=               24      4,758,886.55      0.60        789      71.20        6.195
                  -----   ---------------    ------        ---      -----        -----
TOTAL:            5,237   $798,023,019.28    100.00%       609      78.95%       7.638%
                  =====   ===============    ======        ===      =====        =====


Minimum:            500
Maximum:            809
Weighted Average:   609

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 22                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                       ADJUSTABLE RATE LOAN - LOAN PURPOSE



                                                   % OF CUT-
                                                    OFF DATE
                      MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    LOAN PURPOSE       LOANS       BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------------   --------   ---------------   ---------   -------   ----------   ---------

Purchase                2,431    $325,122,737.82     40.74%      625       81.45%       7.399%
Cash Out Refinance      2,793     471,148,392.86     59.04       598       77.22        7.802
Rate/Term Refinance        13       1,751,888.60      0.22       599       79.56        7.828
                        -----    ---------------    ------       ---       -----        -----
TOTAL:                  5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                        =====    ===============    ======       ===       =====        =====


                       ADJUSTABLE RATE LOAN PROPERTY TYPE



                                             % OF CUT-
                                              OFF DATE
                MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
PROPERTY TYPE     LOANS       BALANCE ($)     BALANCE    WA FICO   WA LTV (%)      (%)
-------------   --------   ---------------   ---------   -------   ----------   ---------

2-4 Family          220    $ 45,425,406.49      5.69%      623       75.95%       7.530%
Condo               218      34,502,104.26      4.32       631       79.40        7.683
Modular Home          7         919,151.71      0.12       579       73.08        9.060
PUD                 521     106,390,920.21     13.33       616       80.17        7.374
Single Family     4,238     606,016,833.00     75.94       606       78.93        7.689
Townhouse            33       4,768,603.61      0.60       602       80.67        7.481
                  -----    ---------------    ------       ---       -----        -----
TOTAL:            5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                  =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 23                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                      ADJUSTABLE RATE LOAN STATES - TOP 30



                                            % OF CUT-
                                            OFF DATE
               MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
JURISDICTION    LOANS       BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

CA                 379    $104,018,883.31     13.03%      623       74.03%       6.966%
FL                 550      93,947,018.53     11.77       606       79.00        7.771
AZ                 257      44,291,753.67      5.55       628       79.98        7.242
IL                 260      40,184,605.29      5.04       616       80.62        7.397
MA                 163      37,208,010.98      4.66       617       73.99        7.577
TX                 313      37,049,815.54      4.64       604       82.10        7.562
OH                 387      35,809,228.30      4.49       593       82.68        8.287
NY                 141      34,888,993.53      4.37       604       77.19        7.506
MI                 316      34,422,563.90      4.31       612       80.67        7.961
NV                 143      30,636,678.70      3.84       625       80.15        7.471
MD                 122      26,482,925.51      3.32       598       78.46        7.534
NJ                 108      22,964,034.02      2.88       598       74.35        8.183
CO                 132      22,876,366.67      2.87       634       81.22        6.674
VA                 130      22,283,265.06      2.79       595       79.14        7.894
GA                 153      19,036,608.49      2.39       608       80.73        7.679
NC                 176      18,583,209.04      2.33       589       80.87        7.929
CT                  91      14,797,546.92      1.85       599       78.56        8.196
RI                  71      14,598,757.02      1.83       606       75.61        7.586
WA                  70      12,023,187.15      1.51       622       80.56        6.845
IN                 144      11,284,693.77      1.41       588       82.98        7.986
MN                  69      10,871,417.12      1.36       600       78.81        8.108
MO                 124      10,726,738.78      1.34       589       83.32        8.212
NH                  71      10,703,096.26      1.34       620       79.00        7.934
LA                  98       9,377,178.60      1.18       598       80.75        7.586
WI                  76       9,195,252.86      1.15       595       78.96        8.537
PA                  72       8,003,505.35      1.00       582       81.45        8.292
TN                  83       7,750,014.51      0.97       598       83.93        8.417
SC                  71       7,254,105.20      0.91       591       83.70        8.574
KY                  67       6,080,976.85      0.76       599       81.72        7.750
AL                  62       5,897,100.05      0.74       613       83.12        7.933
Other              338      34,775,488.30      4.36       603       81.18        8.239
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                 =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 24                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     ADJUSTABLE RATE LOAN DOCUMENTATION TYPE



                                                         % OF CUT-
                                                          OFF DATE
                            MORTGAGE      PRINCIPAL      PRINCIPAL             WA LTV   WA COUPON
    DOCUMENTATION TYPE        LOANS      BALANCE ($)      BALANCE    WA FICO     (%)       (%)
-------------------------   --------   ---------------   ---------   -------   ------   ---------

Alternative Documentation       120    $ 22,287,360.22      2.79%      609     82.17%     7.748%
Full Documentation            3,620     497,068,452.94     62.29       601     79.38      7.569
Stated Documentation          1,494     277,939,906.12     34.83       624     77.93      7.755
NINA                              3         727,300.00      0.09       666     75.34      6.969
                              -----    ---------------    ------       ---     -----      -----
TOTAL:                        5,237    $798,023,019.28    100.00%      609     78.95%     7.638%
                              =====    ===============    ======       ===     =====      =====


                       ADJUSTABLE RATE LOAN OCCUPANCY TYPE


                                                  % OF CUT-
                                                   OFF DATE
                     MORTGAGE      PRINCIPAL      PRINCIPAL             WA LTV   WA COUPON
  OCCUPANCY TYPE       LOANS      BALANCE ($)      BALANCE    WA FICO     (%)       (%)
------------------   --------   ---------------   ---------   -------   ------   ---------

Owner Occupied         5,001    $765,785,359.07     95.96%      608     78.90%     7.618%
Non-Owner Occupied       191      23,523,619.93      2.95       635     77.96      8.120
Vacation                  45       8,714,040.28      1.09       635     86.14      8.061
                       -----    ---------------    ------       ---     -----      -----
TOTAL:                 5,237    $798,023,019.28    100.00%      609     78.95%     7.638%
                       =====    ===============    ======       ===     =====      =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 25                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                          ADJUSTABLE RATE GROSS MARGIN



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 GROSS MARGIN     MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

1.001 - 1.500           2    $    361,922.24      0.05%      647       81.01%       7.295%
2.001 - 2.500           3         722,000.00      0.09       667       80.01        6.453
3.001 - 3.500           4         808,734.03      0.10       659       79.66        5.975
3.501 - 4.000          42      10,957,263.20      1.37       707       69.74        5.170
4.001 - 4.500         104      24,117,275.04      3.02       669       75.53        5.771
4.501 - 5.000         250      53,947,871.46      6.76       646       76.97        6.098
5.001 - 5.500         491      89,836,355.61     11.26       632       78.41        6.578
5.501 - 6.000         751     134,142,693.98     16.81       620       77.75        7.019
6.001 - 6.500         830     123,789,404.34     15.51       616       78.78        7.390
6.501 - 7.000         797     116,203,998.37     14.56       601       79.47        7.823
7.001 - 7.500         619      86,474,639.75     10.84       594       80.94        8.322
7.501 - 8.000         476      58,722,082.93      7.36       578       81.09        8.936
8.001 - 8.500         429      48,297,293.80      6.05       560       79.65        9.484
8.501 - 9.000         337      37,462,296.43      4.69       557       81.06        9.943
9.001 - 9.500          83      10,807,174.52      1.35       557       82.84       10.390
9.501 - 10.000         13         958,604.56      0.12       563       80.40       10.928
10.001 - 10.500         2         143,932.01      0.02       579       87.92       11.659
10.501 - 11.000         3         157,055.78      0.02       549       75.89       12.076
13.501 - 14.000         1         112,421.23      0.01       596       94.94        7.790
                    -----    ---------------    ------       ---       -----        -----
TOTAL:              5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    =====    ===============    ======       ===       =====        =====


Minimum:             1.050%
Maximum:            13.750%
Weighted Average:    6.440%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 26                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                      ADJUSTABLE RATE INITIAL PERIODIC CAP



                                            % OF CUT-
   INITIAL                                   OFF DATE
PERIODIC CAP   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
     (%)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

1.000               50    $  5,980,115.86      0.75%      607       77.36%       8.690%
1.500               13       4,146,353.95      0.52       632       71.60        6.804
2.000                6         918,161.26      0.12       612       77.43        7.374
3.000            5,167     786,510,388.21     98.56       609       79.00        7.635
6.000                1         468,000.00      0.06       698       80.00        6.375
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                 =====    ===============    ======       ===       =====        =====


Minimum:            1.000%
Maximum:            6.000%
Weighted Average:   2.978%

                          ADJUSTABLE RATE PERIODIC CAP



                                            % OF CUT-
                                             OFF DATE
PERIODIC CAP   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
     (%)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

1.000            5,210    $789,756,851.18     98.96%      609       79.01%       7.645%
1.500               26       7,798,168.10      0.98       618       72.47        6.981
2.000                1         468,000.00      0.06       698       80.00        6.375
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                 =====    ===============    ======       ===       =====        =====


Minimum:            1.000%
Maximum:            2.000%
Weighted Average:   1.005%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 27                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                          ADJUSTABLE RATE MAXIMUM RATE



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MAXIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

9.501 - 10.000          3    $    848,273.16      0.11%      622       79.50%       6.720%
10.501 - 11.000         8       1,785,404.70      0.22       676       77.11        5.147
11.001 - 11.500        67      16,163,828.19      2.03       700       70.88        5.257
11.501 - 12.000       196      45,286,563.16      5.67       654       76.08        5.827
12.001 - 12.500       350      69,104,860.04      8.66       639       78.47        6.306
12.501 - 13.000       647     119,172,286.06     14.93       628       78.10        6.791
13.001 - 13.500       711     117,482,116.74     14.72       616       78.18        7.218
13.501 - 14.000       960     141,100,427.77     17.68       610       79.15        7.624
14.001 - 14.500       590      83,865,665.84     10.51       601       79.99        8.088
14.501 - 15.000       568      72,965,136.49      9.14       583       81.26        8.646
15.001 - 15.500       436      50,799,507.82      6.37       571       80.77        9.216
15.501 - 16.000       479      53,824,108.90      6.74       557       79.57        9.699
16.001 - 16.500       178      20,746,293.53      2.60       558       81.74       10.195
16.501 - 17.000        35       4,279,590.41      0.54       551       82.57       10.496
17.001 - 17.500         4         297,968.68      0.04       602       86.13       11.136
17.501 - 18.000         3         190,718.24      0.02       560       81.07       11.712
18.001 - 18.500         2         110,269.55      0.01       569       82.64       12.161
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    =====    ===============    ======       ===       =====       ======


Minimum:             9.540%
Maximum:            18.240%
Weighted Average:   13.709%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 28                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                      ADJUSTABLE RATE MINIMUM RATE (FLOOR)



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MINIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

3.001 - 3.500           1    $    183,718.84      0.02%      588       80.00%       7.370%
4.001 - 4.500           1         243,060.00      0.03       599       80.00        5.650
4.501 - 5.000          13       2,907,329.87      0.36       649       77.79        5.498
5.001 - 5.500          74      18,242,734.68      2.29       689       71.07        5.388
5.501 - 6.000         211      48,669,870.20      6.10       647       75.17        5.922
6.001 - 6.500         394      76,887,679.76      9.63       639       78.27        6.364
6.501 - 7.000         795     140,719,770.89     17.63       631       78.33        6.812
7.001 - 7.500         776     124,295,005.97     15.58       617       78.56        7.279
7.501 - 8.000         853     124,565,859.57     15.61       603       79.52        7.790
8.001 - 8.500         504      70,631,471.09      8.85       593       79.98        8.268
8.501 - 9.000         532      67,089,332.10      8.41       580       81.51        8.759
9.001 - 9.500         422      48,893,017.62      6.13       571       80.91        9.266
9.501 - 10.000        455      51,047,401.61      6.40       557       79.72        9.764
10.001 - 10.500       168      19,757,237.13      2.48       555       81.52       10.214
10.501 - 11.000        29       3,290,573.48      0.41       556       83.15       10.707
11.001 - 11.500         4         297,968.68      0.04       602       86.13       11.136
11.501 - 12.000         3         190,718.24      0.02       560       81.07       11.712
12.001 - 12.500         2         110,269.55      0.01       569       82.64       12.161
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    =====    ===============    ======       ===       =====       ======


Minimum:             3.491%
Maximum:            12.240%
Weighted Average:    7.612%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 29                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                    ADJUSTABLE RATE NEXT RATE ADJUSTMENT DATE



                                          % OF CUT-
 NEXT RATE                                OFF DATE
ADJUSTMENT   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   DATE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
----------   --------   ---------------   ---------   -------   ----------   ---------

2007-01            1    $    107,445.02      0.01%      611       80.00%       7.650%
2007-02            1          92,776.94      0.01       651       80.00        6.600
2007-03            2         266,522.11      0.03       611       86.51        9.266
2007-04            7       1,209,286.76      0.15       620       79.57        7.546
2007-05          138      18,947,993.71      2.37       616       78.00        7.465
2007-06          451      67,967,278.05      8.52       616       78.84        7.587
2007-07        2,363     356,256,228.87     44.64       607       79.03        7.712
2007-08        2,071     314,427,898.37     39.40       605       79.37        7.666
2007-09           41       6,152,200.00      0.77       614       79.05        7.265
2008-05            2         252,719.30      0.03       619       75.77        7.524
2008-06           11       1,954,598.91      0.24       651       66.31        6.746
2008-07           61      12,149,384.78      1.52       642       76.48        7.045
2008-08           60      11,089,996.00      1.39       642       74.22        6.848
2008-09            2         896,400.00      0.11       644       84.86        7.095
2010-04            1         468,000.00      0.06       698       80.00        6.375
2010-06            3         712,800.00      0.09       672       80.00        6.513
2010-07           14       3,648,290.46      0.46       697       70.65        6.202
2010-08            8       1,423,200.00      0.18       709       72.96        6.419
               -----    ---------------    ------       ---       -----        -----
TOTAL:         5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
               =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 30                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             FIXED RATE LOAN SUMMARY

Total Number of Loans                                                     2,385
Total Outstanding Loan Balance                                  $190,003,119.01
Average Outstanding Loan Balance                                $     79,665.88

Prepayment Penalty Coverage                                               71.09%
WA Coupon                                                                 8.104%
WA Original Term (mo.)                                                      331
WA Remaining Term (mo.)                                                     330
WA DTI                                                                    39.56%
First Lien Position                                                       74.12%
Second Lien Position                                                      25.88%
% of Silent Seconds                                                       10.45%

PRODUCT TYPE
Balloon                                                                    4.24%
Fixed                                                                     93.02%
Fixed Interest Only                                                        2.74%

PREPAYMENT PENALTY (YEARS)
No Penalty                                                                28.91%
1.0                                                                       12.40%
2.0                                                                        6.02%
2.5                                                                        0.19%
3.0 and greater                                                           52.48%

GEOGRAPHIC DISTRIBUTION
(Other states account individually for less
than 5.00% of the Cut-off Date
principal balance of the fixed rate loans)
CA                                                                         9.92%
NY                                                                         9.18%
TX                                                                         8.51%
FL                                                                         8.22%
OH                                                                         6.21%

LARGEST ZIP CODE CONCENTRATION
Zip Code (City)
75248 (Dallas, TX)                                                         0.67%

OCCUPANCY STATUS
Owner Occupied                                                            96.73%
Non-Owner Occupied                                                         2.90%
Vacation                                                                   0.37%

LOAN PURPOSE
Cash Out Refinance                                                        64.03%
Purchase                                                                  31.51%
Rate/Term Refinance                                                        4.46%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 31                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                  FIXED RATE LOAN SCHEDULED PRINCIPAL BALANCES



                                                       % OF CUT-
                                                       OFF DATE
   RANGE OF PRINCIPAL     MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      BALANCES ($)          LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-----------------------   --------   ---------------   ---------   -------   ----------   ---------

0.01 - 50,000.00            1,216    $ 35,327,182.55     18.59%      622       96.24%      10.660%
50,000.01 - 100,000.00        619      44,560,671.56     23.45       627       83.70        8.994
100,000.01 - 150,000.00       217      26,739,064.92     14.07       638       77.55        7.731
150,000.01 - 200,000.00       133      23,148,263.79     12.18       660       74.66        6.912
200,000.01 - 250,000.00        89      19,635,120.34     10.33       656       74.63        6.860
250,000.01 - 300,000.00        40      10,851,949.89      5.71       640       74.09        6.746
300,000.01 - 350,000.00        32      10,314,077.89      5.43       668       76.36        6.531
350,000.01 - 400,000.00        14       5,191,171.72      2.73       662       80.88        6.474
400,000.01 - 450,000.00        10       4,214,922.28      2.22       675       74.56        6.123
450,000.01 - 500,000.00         6       2,889,557.04      1.52       699       71.05        5.870
500,000.01 - 550,000.00         2       1,062,200.00      0.56       593       78.39        5.816
550,000.01 - 600,000.00         1         564,000.00      0.30       623       62.67        6.073
600,000.01 - 650,000.00         2       1,245,000.00      0.66       698       78.81        6.305
650,000.01 >=                   4       4,259,937.03      2.24       682       74.47        6.263
                            -----    ---------------    ------       ---       -----        -----
TOTAL:                      2,385    $190,003,119.01    100.00%      642       81.38%       8.104%
                            =====    ===============    ======       ===       =====        =====


Minimum:            $   12,495.02
Maximum:            $1,277,527.88
Weighted Average:   $   79,665.88

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 32                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                         FIXED RATE LOAN MORTGAGE RATES



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MORTGAGE RATES   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

5.001 - 5.500           9    $  2,024,139.73      1.07%      740       71.64%       5.416%
5.501 - 6.000         151      34,327,766.53     18.07       697       70.90        5.832
6.001 - 6.500          94      19,821,261.47     10.43       664       72.68        6.299
6.501 - 7.000         128      20,598,073.02     10.84       650       76.28        6.821
7.001 - 7.500         116      15,091,489.72      7.94       635       77.43        7.294
7.501 - 8.000         140      17,366,109.02      9.14       622       75.86        7.783
8.001 - 8.500          99       9,298,458.92      4.89       599       78.13        8.276
8.501 - 9.000         107       8,464,677.05      4.46       590       77.48        8.723
9.001 - 9.500          66       5,237,141.11      2.76       593       82.40        9.250
9.501 - 10.000        202      12,112,812.08      6.38       626       92.29        9.900
10.001 - 10.500       422      18,524,863.13      9.75       634       98.16       10.425
10.501 - 11.000       488      14,909,704.04      7.85       611       97.50       10.820
11.001 - 11.500       175       5,330,104.20      2.81       611       96.25       11.280
11.501 - 12.000        62       2,445,743.27      1.29       610       95.34       11.817
12.001 - 12.500       126       4,450,775.72      2.34       637       97.73       12.469
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              2,385    $190,003,119.01    100.00%      642       81.38%       8.104%
                    =====    ===============    ======       ===       =====       ======


Minimum               5.153%
Maximum:             12.500%
Weighted Average::    8.104%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 33                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                         FIXED RATE LOAN ORIGINAL TERMS*



                                              % OF CUT-
   RANGE OF                                    OFF DATE
ORIGINAL TERMS   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   (MONTHS)        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180              353    $ 20,785,299.72     10.94%      642       80.34%       8.729%
181 - 240            254      14,140,207.81      7.44       646       84.94        9.370
241 - 300              6         915,614.92      0.48       649       84.36        7.325
301 - 360          1,772     154,161,996.56     81.14       642       81.17        7.909
                   -----    ---------------    ------       ---       -----        -----
TOTAL:             2,385    $190,003,119.01    100.00%      642       81.38%       8.104%
                   =====    ===============    ======       ===       =====        =====


*    All of the above terms include the interest only period

Minimum:            120
Maximum:            360
Weighted Average:   331

                        FIXED RATE LOAN REMAINING TERMS*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
REMAINING TERMS   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    (MONTHS)        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180               353    $ 20,785,299.72     10.94%      642       80.34%       8.729%
181 - 240             254      14,140,207.81      7.44       646       84.94        9.370
241 - 300               6         915,614.92      0.48       649       84.36        7.325
301 - 360           1,772     154,161,996.56     81.14       642       81.17        7.909
                    -----    ---------------    ------       ---       -----        -----
TOTAL:              2,385    $190,003,119.01    100.00%      642       81.38%       8.104%
                    =====    ===============    ======       ===       =====        =====


*    All of the above terms include the interest only period

Minimum:
Maximum:
Weighted Average:

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 34                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                  FIXED RATE LOAN ORIGINAL LOAN-TO-VALUE RATIO*



                                              % OF CUT-
RANGE OF LOAN-                                 OFF DATE
   TO-VALUE      MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  RATIOS (%)       LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

10.01 - 20.00          4    $    180,332.19      0.09%      643       17.07%       8.133%
20.01 - 30.00         12         686,444.27      0.36       651       26.35        7.415
30.01 - 40.00         22       1,777,355.21      0.94       640       36.86        7.332
40.01 - 50.00         44       5,173,683.37      2.72       649       45.01        6.857
50.01 - 60.00         78      10,652,524.28      5.61       660       55.90        6.784
60.01 - 70.00        150      24,728,746.58     13.01       643       65.76        6.890
70.01 - 80.00        426      62,848,354.28     33.08       641       78.21        7.108
80.01 - 90.00        201      26,243,525.11     13.81       645       86.92        7.492
90.01 - 100.00     1,448      57,712,153.72     30.37       639       99.19       10.375
                   -----    ---------------    ------       ---       -----       ------
TOTAL:             2,385    $190,003,119.01    100.00%      642       81.38%       8.104%
                   =====    ===============    ======       ===       =====       ======


*    With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

Minimum:             10.70%
Maximum:            100.00%
Weighted Average:    81.38%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 35                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                           FIXED RATE LOAN FICO SCORE



                                             % OF CUT-
                                              OFF DATE
RANGE OF FICO   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    SCORE         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------   --------   ---------------   ---------   -------   ----------   ---------

500 - 520            36    $  3,237,072.66      1.70%      509       69.80%       9.520%
521 - 540            58       5,025,247.51      2.64       531       72.54        8.740
541 - 560            76       7,532,113.57      3.96       550       75.00        8.563
561 - 580           124       9,475,920.17      4.99       571       80.44        8.801
581 - 600           504      25,035,077.84     13.18       590       86.75        9.314
601 - 620           375      21,616,935.29     11.38       610       84.48        8.833
621 - 640           314      24,815,558.69     13.06       631       82.73        8.066
641 - 660           299      23,201,989.32     12.21       650       84.66        8.256
661 - 680           217      20,681,521.74     10.88       670       81.70        7.780
681 - 700           137      16,657,891.98      8.77       689       78.15        7.303
701 - 720            94      10,323,219.67      5.43       711       78.92        6.994
721 - 740            59       9,673,304.75      5.09       730       77.54        6.573
741 - 760            43       6,208,973.97      3.27       750       79.87        6.742
761 - 780            29       4,200,871.06      2.21       769       75.80        6.384
781 >=               20       2,317,420.79      1.22       792       68.40        6.204
                  -----    ---------------    ------       ---       -----        -----
TOTAL:            2,385    $190,003,119.01    100.00%      642       81.38%       8.104%
                  =====    ===============    ======       ===       =====        =====


Minimum:            500
Maximum:            811
Weighted Average:   642

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 36                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                         FIXED RATE LOAN - LOAN PURPOSE



                                                   % OF CUT-
                                                    OFF DATE
                      MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    LOAN PURPOSE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------------   --------   ---------------   ---------   -------   ----------   ---------

Purchase                1,309    $ 59,875,200.22     31.51%      631       92.90%      9.577%
Cash Out Refinance        887     121,653,422.80     64.03       647       74.77       7.255
Rate/Term Refinance       189       8,474,495.99      4.46       649       94.77       9.895
                        -----    ---------------    ------       ---       -----       -----
TOTAL:                  2,385    $190,003,119.01    100.00%      642       81.38%      8.104%
                        =====    ===============    ======       ===       =====       =====


                          FIXED RATE LOAN PROPERTY TYPE



                                             % OF CUT-
                                              OFF DATE
                MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
PROPERTY TYPE     LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------   --------   ---------------   ---------   -------   ----------   ---------

2-4 Family           94    $ 10,467,393.79      5.51%      649       78.36%       7.714%
Condo               108       6,507,685.01      3.43       655       84.47        8.971
Modular Home          2         288,775.71      0.15       708       87.06        6.691
PUD                 254      22,100,660.87     11.63       648       84.40        8.155
Single Family     1,912     149,748,992.32     78.81       640       80.94        8.084
Townhouse            15         889,611.31      0.47       625       90.38        8.952
                  -----    ---------------    ------       ---       -----        -----
TOTAL:            2,385    $190,003,119.01    100.00%      642       81.38%       8.104%
                  =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 37                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                         FIXED RATE LOAN STATES - TOP 30



                                            % OF CUT-
                                             OFF DATE
               MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
JURISDICTION     LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

CA                 126    $ 18,851,083.08      9.92%      666       76.50%      7.449%
NY                 105      17,443,074.68      9.18       639       75.26       7.269
TX                 251      16,176,745.37      8.51       616       83.66       8.375
FL                 208      15,620,218.99      8.22       643       84.62       8.624
OH                 218      11,799,043.79      6.21       607       86.23       8.648
ME                  79       9,246,325.44      4.87       641       75.75       7.341
NV                  66       9,081,792.11      4.78       675       77.62       7.259
MA                  64       8,263,557.38      4.35       682       78.53       7.419
VA                  53       6,895,523.91      3.63       655       72.08       7.248
NH                  44       5,953,504.18      3.13       661       70.09       6.896
MI                 124       5,877,864.16      3.09       625       86.64       9.498
AZ                  64       5,300,329.75      2.79       674       85.53       7.825
IL                  96       5,244,692.23      2.76       633       92.58       9.417
CO                  83       4,447,181.10      2.34       626       92.04       9.241
RI                  36       3,884,562.45      2.04       676       74.79       7.206
PA                  42       3,866,167.11      2.03       636       81.32       7.884
NC                  86       3,601,631.70      1.90       621       88.91       9.429
GA                  88       3,455,677.27      1.82       621       95.21       9.975
CT                  38       3,349,439.43      1.76       671       74.46       7.762
LA                  68       3,327,509.58      1.75       617       85.29       8.389
NJ                  20       2,997,981.99      1.58       635       75.18       8.309
MD                  23       2,975,692.90      1.57       630       82.43       8.109
WA                  35       2,852,091.58      1.50       669       88.91       8.120
TN                  41       2,539,465.83      1.34       644       86.17       8.242
MN                  19       2,510,779.89      1.32       659       81.61       7.443
WI                  26       2,042,063.04      1.07       650       83.64       9.309
AL                  37       1,731,528.89      0.91       602       90.47       9.557
MO                  40       1,547,866.90      0.81       596       87.18       9.543
IN                  35       1,242,670.00      0.65       605       92.67       9.378
SC                  33       1,205,679.60      0.63       617       88.52       9.823
Other              137       6,671,374.68      3.51       621       85.22       8.999
                 -----    ---------------    ------       ---       -----       -----
TOTAL:           2,385    $190,003,119.01    100.00%      642       81.38%      8.104%
                 =====    ===============    ======       ===       =====       =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 38                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                       FIXED RATE LOAN DOCUMENTATION TYPE



                                                         % OF CUT-
                                                          OFF DATE
                            MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    DOCUMENTATION TYPE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------------------   --------   ---------------   ---------   -------   ----------   ---------

Alternative Documentation        60    $  7,207,904.26      3.79%      671       81.70%       7.484%
Full Documentation            1,847     133,874,162.48     70.46       636       81.96        8.151
Stated Documentation            475      48,266,852.27     25.40       656       79.85        8.098
NINA                              3         654,200.00      0.34       686       70.80        5.850
                              -----    ---------------    ------       ---       -----        -----
TOTAL:                        2,385    $190,003,119.01    100.00%      642       81.38%       8.104%
                              =====    ===============    ======       ===       =====        =====


                         FIXED RATE LOAN OCCUPANCY TYPE



                                                  % OF CUT-
                                                   OFF DATE
                     MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  OCCUPANCY TYPE       LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------------   --------   ---------------   ---------   -------   ----------   ---------

Owner Occupied         2,334    $183,791,920.39     96.73%      642       81.74%       8.128%
Non-Owner Occupied        46       5,506,857.19      2.90       657       70.83        7.335
Vacation                   5         704,341.43      0.37       629       70.25        7.910
                       -----    ---------------    ------       ---       -----        -----
TOTAL:                 2,385    $190,003,119.01    100.00%      642       81.38%       8.104%
                       =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED AUGUST 16, 2005

NEW ISSUE COMPUTATIONAL MATERIALS

(Part I of II)

$976,000,000 (APPROXIMATE)

AEGIS ASSET BACKED SECURITIES TRUST
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4

AEGIS ASSET BACKED SECURITIES CORPORATION
Depositor

[AEGIS MORTGAGECORPORATION LOGO]

AEGIS MORTGAGE CORPORATION
Sponsor, Seller and Sub-Servicer

AUGUST 16, 2005

                                 CREDIT | FIRST
                                 SUISSE | BOSTON

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 2                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC. The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the securities. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the
Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the
"Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the securities discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the securities ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

             PLEASE CONTACT THE CSFB SYNDICATE DESK AT 212-325-8549
                           FOR ADDITIONAL INFORMATION.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 3                                          [AEGIS MORTGAGECORPORATION LOGO]
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                           $976,000,000 (APPROXIMATE)

CHARACTERISTICS OF THE CERTIFICATES (A), (B), (C)



                                                     PRINCIPAL        FINAL
                 ORIGINAL              AVG LIFE      LOCKOUT/       SCHEDULED   INITIAL         EXPECTED
   OFFERED      CERTIFICATE             TO CALL   WINDOW TO CALL    MATURITY     CREDIT       RATINGS (F)
CERTIFICATES      BALANCE     COUPON    (YEARS)      (MONTHS)         DATE      SUPPORT   (MOODY'S/S&P/FITCH)
------------   ------------   ------   --------   --------------   ----------   -------   -------------------

     IA1       $176,603,000   (D)(E)     1.00          0 / 22       7/25/2025    23.25%       Aaa/AAA/AAA
     IA2        182,820,000   (D)(E)     3.00         21 / 62       9/25/2034    23.25%       Aaa/AAA/AAA
     IA3         24,010,000   (D)(E)     6.90          82 / 1      10/25/2035    23.25%       Aaa/AAA/AAA
     IIA        384,067,000   (D)(E)     2.32          0 / 83      10/25/2035    23.25%       Aaa/AAA/AAA
     M1          40,000,000   (D)(E)     4.95         45 / 38      10/25/2035    19.25%      Aa1/[AAA]/AA+
     M2          37,000,000   (D)(E)     4.83         42 / 41      10/25/2035    15.55%       Aa2/AA+/AA+
     M3          21,500,000   (D)(E)     4.76         41 / 42      10/25/2035    13.40%       Aa3/AA+/AA
     M4          19,500,000   (D)(E)     4.73         40 / 43      10/25/2035    11.45%        A1/AA/AA-
     M5          17,500,000   (D)(E)     4.70         39 / 44      10/25/2035     9.70%        A2/AA/A+
     M6          16,500,000   (D)(E)     4.68         38 / 45      10/25/2035     8.05%        A3/A+/A-
     B1          15,000,000   (D)(E)     4.67         37 / 46      10/25/2035     6.55%      Baa1/A+/BBB+
     B2          13,000,000   (D)(E)     4.64         37 / 46      10/25/2035     5.25%       Baa2/A/BBB
     B3          11,000,000   (D)(E)     4.64         37 / 46      10/25/2035     4.15%      Baa3/BBB+/BBB
     B4           7,500,000   (D)(E)     4.64         36 / 47      10/25/2035     3.40%      Ba1/BBB/BBB-
     B5          10,000,000   (D)(E)     4.62         36 / 47      10/25/2035     2.40%      Ba2/BBB-/BB+
NOT OFFERED HEREBY
     B6           8,000,000   (D)(E)       Not Offered Hereby      10/25/2035     1.60%        NR/BB+/BB
     B7          10,500,000   (D)(E)       Not Offered Hereby      10/25/2035     0.55%        NR/BB/NR


NOTES:

(A)  100% PREPAYMENT ASSUMPTION:



     Fixed Rate Mortgage Loans:        4.6% CPR in month 1 of the life of the loan, building to 23.0% CPR by month 12
                                       23.0% CPR on and after month 12
     Adjustable Rate Mortgage Loans:   5.0% CPR in month 1 of the life of the loan, building to 27.0% by month 12
                                       27.0% CPR for months 12-23
                                       60.0% CPR for months 24-27
                                       30.0% CPR on and after month 28


(B)  Transaction priced to Optional Termination.

(C)  The principal balance of each Class of Certificates is subject to a 5%
     variance.

(D)  The lesser of (a) the related Pass-Through Rate and (b) the related Net
     Funds Cap.

(E)  If the Optional Termination is not exercised, the margins for the Class A
     Certificates will double and the margins for the Class M and Class B
     Certificates will increase to 1.5x their initial margins.

(F)  RATING AGENCY CONTACTS

     Moody's   Michael Zoccoli (212) 553-1012
     S&P       Brian Weller (212) 438-1934
     Fitch     Sarah Wanchock (212) 908-0723

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 4                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

DEPOSITOR:                       Aegis Asset Backed Securities Corporation

SPONSOR, SELLER AND SUB-
SERVICER:                        Aegis Mortgage Corporation. The Sub-Servicer
                                 has a subprime mortgage servicer rating of
                                 "Average" from S&P.

TRUSTEE:                         Wachovia Bank, National Association

MASTER SERVICER, CUSTODIAN
AND SECURITIES ADMINISTRATOR:    Wells Fargo Bank, N. A

SERVICER:                        Ocwen Loan Servicing, LLC ("Ocwen"). Ocwen has
                                 a subprime mortgage servicer rating of "SQ2-"
                                 from Moody's Investors Service ("Moody's"),
                                 "RPS2" from Fitch Ratings ("Fitch") and
                                 "Strong" from Standard and Poor's ("S&P").

CREDIT RISK MANAGER:             MortgageRamp Inc. ("MortgageRamp").
                                 MortgageRamp's primary function will be to
                                 monitor and advise the Sub-Servicer with
                                 respect to default management.

UNDERWRITERS:                    Lead Manager: Credit Suisse First Boston LLC
                                 Co-Managers:  Bear, Stearns & Co. Inc.
                                               Lehman Brothers
                                               UBS Securities LLC

SWAP COUNTERPARTY:               Bear Stearns Financial Products Inc.

THE CERTIFICATES:                The Aegis Asset Backed Securities Trust
                                 Mortgage Pass-Through Certificates, Series
                                 2005-4, will issue 20 classes of certificates
                                 (the "Certificates"): The Class IA1, Class IA2,
                                 Class IA3 and Class IIA Certificates (together,
                                 the "Class A Certificates"); the Class M1,
                                 Class M2, Class M3, Class M4, Class M5 and
                                 Class M6 Certificates (together, the "Class M
                                 Certificates"); the Class B1, Class B2, Class
                                 B3, Class B4, Class B5, Class B6 and Class B7
                                 Certificates (together, the "Class B
                                 Certificates"); and the Class P, Class X and
                                 Class R Certificates. The Class A Certificates
                                 are also referred to herein as the "Senior
                                 Certificates," and the Class M and Class B
                                 Certificates are referred to herein as the
                                 "Subordinate Certificates." The Class M
                                 Certificates, along with the Class B1, Class
                                 B2, Class B3, Class B4 and Class B5
                                 Certificates are referred to herein as the
                                 "Offered Subordinate Certificates". The Class
                                 B6 and Class B7 Certificates are referred to
                                 herein as the "Non-Offered Subordinate
                                 Certificates". Only the Senior Certificates and
                                 the Offered Subordinate Certificates will be
                                 offered hereby (collectively, the "Offered
                                 Certificates").

CUT-OFF DATE:                    August 1, 2005

EXPECTED PRICING DATE:           Week of August 15, 2005

CLOSING DATE:                    On or about August 30, 2005

DISTRIBUTION DATE:               The 25th day of each month or, if the 25th day
                                 is not a business day, on the next succeeding
                                 business day, beginning in September 2005.

DELAY DAYS:                      0 days.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 5                                          [AEGIS MORTGAGECORPORATION LOGO]
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DAY COUNT:                       Interest will accrue on the Senior Certificates
                                 and the Subordinate Certificates on the basis
                                 of a 360-day year and the actual number of days
                                 elapsed in each Accrual Period.

RECORD DATE:                     With respect to any Distribution Date, the
                                 business day immediately preceding such
                                 Distribution Date.

ACCRUAL PERIOD:                  With respect to any Distribution Date, the
                                 period beginning on the immediately preceding
                                 Distribution Date (or on the Closing Date, in
                                 the case of the first Accrual Period) and
                                 ending on the day immediately preceding the
                                 related Distribution Date.

COLLECTION PERIOD:               With respect to any Distribution Date, the
                                 period beginning on the second day of the
                                 calendar month immediately preceding the month
                                 in which such Distribution Date occurs and
                                 ending on the first day of the month in which
                                 such Distribution Date occurs.

FORM OF REGISTRATION:            Book-Entry form, same day funds through DTC,
                                 Clearstream and Euroclear.

TAX STATUS:                      Each of the Senior Certificates, the
                                 Subordinate Certificates, the Class P
                                 Certificates and the Class X Certificates will
                                 represent ownership of "regular interests" in a
                                 REMIC. The Class R Certificates will represent
                                 the sole class of "residual interest" in each
                                 of the REMICs.

ERISA ELIGIBILITY:               The Offered Certificates are expected to be
                                 eligible for purchase by employee benefit plans
                                 or other retirement arrangements subject to
                                 ERISA or Section 4975 of the Internal Revenue
                                 Code of 1986, provided that certain conditions
                                 are satisfied (as described in the prospectus
                                 supplement).

SMMEA TREATMENT:                 The Senior Certificates and the Subordinate
                                 Certificates will not constitute "mortgage
                                 related securities" for purposes of SMMEA.

MORTGAGE LOANS:                  The collateral will consist of conventional
                                 first and second lien, adjustable and fixed
                                 rate, fully amortizing and balloon residential
                                 mortgage loans (the "Mortgage Loans"). The
                                 statistical calculation pool described herein
                                 consists of two groups of Mortgage Loans, "Loan
                                 Group I" and "Loan Group II".

                                 Loan Group I will consist of fixed-rate and
                                 adjustable -rate residential Mortgage Loans
                                 secured by 93.44% first liens and 6.56% second
                                 liens on mortgaged properties that may or may
                                 not conform to Freddie Mac loan limits.
                                 Approximately 23.71% of Loan Group I will
                                 consist of interest only Mortgage Loans. The
                                 fixed-rate, interest only loans have a weighted
                                 average IO term of 60 months. The adjustable
                                 -rate, interest only loans have a weighted
                                 average IO term of 60 months.

                                 Loan Group II will consist of fixed-rate and
                                 adjustable -rate residential Mortgage Loans
                                 secured by 96.61% first liens and 3.39% second
                                 liens on mortgaged properties that will conform
                                 to Freddie Mac loan limits. Approximately
                                 16.44% of Loan Group II will consist of
                                 interest only Mortgage Loans. The fixed-rate,
                                 interest only loans have a weighted average IO
                                 term of 60 months. The adjustable -rate,
                                 interest only loans have a weighted average IO
                                 term of 60 months.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 6                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                                 The Sponsor, the Seller and the Sub-Servicer
                                 may solicit borrowers using general and
                                 targeted solicitations (which may be based upon
                                 mortgage loan characteristics including, but
                                 not limited to, interest rate, payment history
                                 or geographic location) as well as
                                 solicitations to borrowers whom they believe
                                 may be considering refinancing their mortgage
                                 loans.

                                 For collateral statistics please refer to Part
                                 II of II of the Aegis Asset Backed Securities
                                 Trust Mortgage Pass-Through Certificates,
                                 Series 2005-4 New Issue Computational
                                 Materials.

OPTIONAL TERMINATION:            The majority holders of the Class X
                                 Certificates (or the Servicer, if the Class X
                                 Certificateholders do not do so) may, at their
                                 option, purchase the Mortgage Loans on or after
                                 the later of (a) any Distribution Date
                                 following the month in which the total
                                 principal balance of the Mortgage Loans
                                 declines to less than 10% of the Cut-off Date
                                 Pool Balance and (b) the Distribution Date in
                                 November 2009 (the later of such Distribution
                                 Dates the "Initial Purchase Date").

SPREAD INCREASE:                 If the option to purchase the Mortgage Loans is
                                 not exercised on the Initial Purchase Date by
                                 the majority Class X Certificateholders (or the
                                 Servicer, if such Class X Certificateholders do
                                 not do so), then with respect to the following
                                 Distribution Date and each succeeding
                                 Distribution Date thereafter, the margins on
                                 the Class A Certificates will double and the
                                 margins on the Class M and Class B Certificates
                                 will increase by a 1.5x multiple.

SERVICING FEE:                   With respect to any Distribution Date, 50 basis
                                 points (0.50%) per annum on the outstanding
                                 principal balance of each Mortgage Loan as of
                                 the first day of the related Collection Period.

CREDIT RISK MANAGEMENT FEE:      With respect to any Distribution Date, 1.25
                                 basis points (0.0125%) per annum on the
                                 outstanding principal balance of each Mortgage
                                 Loan as of the first day of the related
                                 Collection Period.

COMBINED MASTER SERVICER,
CUSTODIAN, SECURITIES
ADMINISTRATOR AND TRUSTEE FEE:   In lieu of fees, the Master Servicer, Custodian
                                 and the Securities Administrator will be
                                 compensated through reinvestment income on
                                 monies held in certain accounts of the trust
                                 fund. The Master Servicer will pay the Trustee
                                 Fee out of such reinvestment income.

CERTIFICATE RATE:                The Certificate Rate on each Class of Senior
                                 Certificates and Subordinate Certificates is
                                 equal to the lesser of (i) the related
                                 Pass-Through Rate and (ii) the related Net
                                 Funds Cap.

PASS-THROUGH RATE:               With respect to the Senior Certificates and the
                                 Subordinate Certificates, a per annum rate
                                 equal to the lesser of (a) One-Month LIBOR plus
                                 the applicable margin for each Class or (b) the
                                 applicable Maximum Interest Rate.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 7                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

GROUP I OPTIMAL
INTEREST REMITTANCE AMOUNT:      The Group I Optimal Interest Remittance Amount
                                 with respect to each Distribution Date will be
                                 equal to the product of (A) (x) the weighted
                                 average of the Net Mortgage Rates of Loan Group
                                 I as of the first day of the related Collection
                                 Period (as defined herein) and adjusted for
                                 prepayments received and distributed on the
                                 prior Distribution Date divided by (y) 12 and
                                 (B) the Pool Balance of Loan Group I as of the
                                 first day of the related Collection Period.

GROUP II OPTIMAL
INTEREST REMITTANCE AMOUNT:      The Group II Optimal Interest Remittance Amount
                                 with respect to each Distribution Date will be
                                 equal to the product of (A) (x) the weighted
                                 average of the Net Mortgage Rates of Loan Group
                                 II as of the first day of the related
                                 Collection Period (as defined herein) and
                                 adjusted for prepayments received and
                                 distributed on the prior Distribution Date
                                 divided by (y) 12 and (B) the Pool Balance of
                                 Loan Group II as of the first day of the
                                 related Collection Period.

GROUP I NET FUNDS CAP:           With respect to each Distribution Date will be
                                 an annual rate equal to (a) a fraction,
                                 expressed as a percentage, the numerator of
                                 which is the product of (1) (i) the Group I
                                 Optimal Interest Remittance Amount for such
                                 date minus (ii) the lesser of any net swap
                                 payment or swap termination payment owed to the
                                 Swap Counterparty for such Distribution Date
                                 allocable to Loan Group I and the Group I
                                 Optimal Interest Remittance Amount and (2) 12,
                                 and the denominator of which is the Pool
                                 Balance of Loan Group I as of the first day of
                                 the related collection period, multiplied by
                                 (b) a fraction, the numerator of which is 30
                                 and the denominator of which is the actual
                                 number of days in the Accrual Period related to
                                 such Distribution Date.

                                 The net swap payments allocable to the Group I
                                 Net Funds Cap will be based on an allocation
                                 percentage equal to (a) the Pool Balance of
                                 Loan Group I divided by (b) the aggregate Pool
                                 Balance.

GROUP II NET FUNDS CAP:          With respect to each Distribution Date will be
                                 an annual rate equal to (a) a fraction,
                                 expressed as a percentage, the numerator of
                                 which is the product of (1) (i) the Group II
                                 Optimal Interest Remittance Amount for such
                                 date minus (ii) the lesser of any net swap
                                 payment or swap termination payment owed to the
                                 Swap Counterparty for such Distribution Date
                                 allocable to Loan Group II and the Group II
                                 Optimal Interest Remittance Amount and (2) 12,
                                 and the denominator of which is the Pool
                                 Balance of Loan Group II as of the first day of
                                 the related collection period, multiplied by
                                 (b) a fraction, the numerator of which is 30
                                 and the denominator of which is the actual
                                 number of days in the Accrual Period related to
                                 such Distribution Date.

                                 The net swap payments allocable to the Group II
                                 Net Funds Cap will be based on an allocation
                                 percentage equal to (a) the Pool Balance of
                                 Loan Group II divided by (b) the aggregate Pool
                                 Balance.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 8                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

AGGREGATE NET FUNDS CAP:         With respect to each Distribution Date will
                                 equal the weighted average of the Loan Group I
                                 Net Funds Cap and the Loan Group II Net Funds
                                 Cap, weighted on the basis of the Pool
                                 Subordinate Amount for each Mortgage Pool.

POOL SUBORDINATE AMOUNT:         The "Pool Subordinate Amount" as to any Loan
                                 Group and any Distribution Date is the excess
                                 of the Pool Balance for such Loan Group for the
                                 immediately preceding Distribution Date over
                                 the aggregate class principal amount of the
                                 Class IA1, Class IA2 and Class IA3 Certificates
                                 (in the case of Group I) or the class principal
                                 amount of the Class IIA Certificates (in the
                                 case of Group II), immediately prior to the
                                 related Distribution Date.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 9                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

SWAP AGREEMENT:                  On the Closing Date, the Trustee will enter
                                 into a Swap Agreement with an initial notional
                                 amount of approximately $787.2 million. Under
                                 the Swap Agreement, on each Distribution Date,
                                 the Securities Administrator, on behalf of the
                                 Supplemental Interest Trust (as defined
                                 herein), will be obligated to pay the Swap
                                 Counterparty an amount equal to 4.422% (per
                                 annum) on the swap notional amount based upon a
                                 30/360 day count convention (or in the case of
                                 the first Distribution Date, the number of days
                                 from and including the Closing Date to but
                                 excluding the first Distribution Date based on
                                 a 30-day month) and the Securities
                                 Administrator, on behalf of the Supplemental
                                 Interest Trust, will be entitled to receive
                                 from the Swap Counterparty an amount equal to
                                 One-Month LIBOR (as determined pursuant to the
                                 Swap Agreement) on the swap notional amount
                                 accrued during the related swap accrual period,
                                 based upon an Actual/360 day count convention
                                 (or, for the first Distribution Date, the
                                 actual number of days elapsed from the Closing
                                 Date to but excluding the first Distribution
                                 Date) until the swap is retired. Only the net
                                 amount of the two obligations above will be
                                 paid by the appropriate party. To the extent
                                 that the Securities Administrator, on behalf of
                                 the Supplemental Interest Trust, is obliged to
                                 make a payment to the Swap Counterparty on a
                                 Distribution Date, amounts otherwise available
                                 to Certificateholders will be applied to make
                                 such payment. Shown below is the swap notional
                                 amount schedule.

                                 PERIOD   NOTIONAL BALANCE ($)
                                 ------   --------------------
                                    1          787,200,000
                                    2          777,893,997
                                    3          768,057,798
                                    4          756,510,990
                                    5          741,240,980
                                    6          723,526,939
                                    7          702,695,093
                                    8          677,484,990
                                    9          648,767,985
                                   10          616,072,242
                                   11          579,763,130
                                   12          546,161,091
                                   13          516,559,142
                                   14          492,706,232
                                   15          471,789,660
                                   16          451,185,947
                                   17          432,351,050
                                   18          415,516,759
                                   19          399,894,957
                                   20          384,498,179
                                   21          368,397,781
                                   22          350,693,225
                                   23          321,796,052
                                   24          285,008,841
                                   25          258,978,486
                                   26          240,292,810
                                   27          224,743,557
                                   28          209,529,658
                                   29          194,727,066
                                   30          181,773,958
                                   31          170,808,517
                                   32          161,316,774
                                   33          152,174,570
                                   34          142,611,152
                                   35          132,655,450
                                   36          123,450,595
                                   37          114,809,821
                                   38          106,654,797
                                   39           99,002,380
                                   40           92,165,823
                                   41           86,105,318
                                   42           80,707,912
                                   43           75,695,280
                                   44           70,979,222
                                   45           66,530,402
                                   46           62,289,134
                                   47           58,236,380
                                   48           54,348,580
                                   49           50,520,017
                                   50           46,750,139
                                   51           43,072,716

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 10                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

NET MORTGAGE RATE:               For any Mortgage Loan at any time equals the
                                 Mortgage Rate thereof minus the Aggregate
                                 Expense Rate.

AGGREGATE EXPENSE RATE:          For any Mortgage Loan equals the Servicing Fee.

POOL BALANCE:                    As of any date of determination will be equal
                                 to the aggregate of the Scheduled Principal
                                 Balances of the Mortgage Loans as of such date.

CURRENT INTEREST:                The interest accrued during the related Accrual
                                 Period at the applicable Certificate Rate.

CARRYFORWARD INTEREST:           With respect to any Class of Class A, Class M
                                 or Class B Certificates and any Distribution
                                 Date will equal the sum of (1) the amount, if
                                 any, by which (x) the sum of (A) Current
                                 Interest for such Class for the immediately
                                 preceding Distribution Date and (B) any unpaid
                                 Carryforward Interest from the previous
                                 Distribution Date exceeds (y) the amount
                                 distributed in respect of interest on such
                                 Class on such immediately preceding
                                 Distribution Date and (2) interest on such
                                 amount for the related Accrual Period at the
                                 applicable Certificate Rate.

GROUP I
MAXIMUM INTEREST RATE:           The "Group I Maximum Interest Rate" with
                                 respect to any Distribution Date will be an
                                 annual rate equal to (a) the product, expressed
                                 as a percentage, of (1) the amount, if any, by
                                 which the weighted average of the maximum Group
                                 I Mortgage Rates specified in the related
                                 mortgage notes for the Group I Mortgage Loans
                                 exceeds the Aggregate Expense Rate and (2) a
                                 fraction, the numerator of which is 30 and the
                                 denominator of which is the actual number of
                                 days in the Accrual Period related to such
                                 Distribution Date; plus (b) the product,
                                 expressed as a percentage, of (1) the amount of
                                 any net swap payment owed by the Swap
                                 Counterparty for such Distribution Date divided
                                 by the Pool Balance for Loan Group I as of the
                                 beginning of the related Collection Period and
                                 (2) a fraction, the numerator of which is 360
                                 and the denominator of which is the actual
                                 number of days in the Accrual Period related to
                                 such Distribution Date; minus (c) the product,
                                 expressed as a percentage, of (1) the amount of
                                 any net swap payment owed to the Swap
                                 Counterparty for such Distribution Date divided
                                 by the Pool Balance for Loan Group I as of the
                                 beginning of the related Collection Period and
                                 (2) a fraction, the numerator of which is 360
                                 and the denominator of which is the actual
                                 number of days in the Accrual Period related to
                                 such Distribution Date.

                                 The net swap payments allocable to the Group I
                                 Maximum Interest Rate will be based on an
                                 allocation percentage equal to (a) the Pool
                                 Balance of Loan Group I divided by (b) the
                                 aggregate Pool Balance.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 11                                         [AEGIS MORTGAGECORPORATION LOGO]
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GROUP II
MAXIMUM INTEREST RATE:           The "Group II Maximum Interest Rate" with
                                 respect to any Distribution Date will be an
                                 annual rate equal to (a) the product, expressed
                                 as a percentage, of (1) the amount, if any, by
                                 which the weighted average of the maximum Group
                                 II Mortgage Rates specified in the related
                                 mortgage notes for the Group II Mortgage Loans
                                 exceeds the Aggregate Expense Rate and (2) a
                                 fraction, the numerator of which is 30 and the
                                 denominator of which is the actual number of
                                 days in the Accrual Period related to such
                                 Distribution Date; plus (b) the product,
                                 expressed as a percentage, of (1) the amount of
                                 any net swap payment owed by the Swap
                                 Counterparty for such Distribution Date divided
                                 by the Pool Balance for Loan Group II as of the
                                 beginning of the related Collection Period and
                                 (2) a fraction, the numerator of which is 360
                                 and the denominator of which is the actual
                                 number of days in the Accrual Period related to
                                 such Distribution Date; minus (c) the product,
                                 expressed as a percentage, of (1) the amount of
                                 any net swap payment owed to the Swap
                                 Counterparty for such Distribution Date divided
                                 by the Pool Balance for Loan Group II as of the
                                 beginning of the related Collection Period and
                                 (2) a fraction, the numerator of which is 360
                                 and the denominator of which is the actual
                                 number of days in the Accrual Period related to
                                 such Distribution Date.

                                 The net swap payments allocable to the Group II
                                 Maximum Interest Rate will be based on an
                                 allocation percentage equal to (a) the Pool
                                 Balance of Loan Group II divided by (b) the
                                 aggregate Pool Balance.

AGGREGATE
MAXIMUM INTEREST RATE:           With respect to each Distribution Date will
                                 equal the weighted average of the Loan Group I
                                 Maximum Interest Rate and the Loan Group II
                                 Maximum Interest Rate, weighted on the basis of
                                 the Pool Subordinate Amount for each Mortgage
                                 Pool.

BASIS RISK SHORTFALL AMOUNT:     To the extent that (a) the amount of interest
                                 payable to a class at its Pass-Through Rate
                                 exceeds (b) its Net Funds Cap (such excess, a
                                 "Basis Risk Shortfall"), that class will be
                                 entitled to the amount of such Basis Risk
                                 Shortfall, plus interest thereon at the
                                 applicable Pass-Through Rate until paid. Such
                                 amounts are payable to the extent of available
                                 funds, in the priorities described herein.

CREDIT ENHANCEMENT:              For each class of Senior Certificates and
                                 Subordinate Certificates, credit enhancement
                                 will consist of the following:

                                 (1)  Excess interest (excluding net swap
                                      payments received from the Swap
                                      Counterparty)

                                 (2)  Any net swap payments received from the
                                      Swap Counterparty

                                 (3)  Overcollateralization (initially,
                                      approximately 0.55%).

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 12                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

ALLOCATION OF LOSSES:            The amount of losses on the Mortgage Loans, to
                                 the extent that such losses exceed excess
                                 interest, any remaining net swap payment
                                 received by the Trustee from the Swap
                                 Counterparty and any overcollateralization,
                                 will be applied sequentially to reduce the
                                 principal amount of the Class B7, B6, B5, B4,
                                 B3, B2, B1, M6, M5, M4, M3, M2 and M1
                                 Certificates, in that order, until each such
                                 class is reduced to zero. Losses will not be
                                 applied to reduce the principal amount of the
                                 Class A Certificates.

OVERCOLLATERALIZATION TARGET:    Prior to the Stepdown Date, 0.55% of the
                                 Cut-off Date Pool Balance. On or after the
                                 Stepdown Date, 1.10% of the aggregate
                                 outstanding principal balance of the Mortgage
                                 Loans, subject to a floor of 0.50% of the
                                 Cut-off Date Pool Balance; provided, however,
                                 that if a Trigger Event has occurred and is
                                 continuing on the related Distribution Date,
                                 the Overcollateralization Target will be the
                                 same as the Overcollateralization Target on the
                                 preceding Distribution Date (i.e. no stepdown
                                 will occur).

TRIGGER EVENT:                   A Trigger Event will have occurred if the
                                 three-month rolling average of the 60+ Day
                                 Delinquency percentage for the three prior
                                 Collection Periods equals or exceeds 32.30% of
                                 the senior enhancement percentage or if the
                                 cumulative realized losses exceeds the
                                 following percentage of the Cut-off Date Pool
                                 Balance on the respective Distribution Date.

                                 DISTRIBUTION DATE   PERCENTAGE
                                 -----------------   ----------
                                      25 - 36           1.45%
                                      37 - 48           3.25%
                                      49 - 60           5.10%
                                      61 - 72           6.60%
                                        73 +            7.40%

STEPDOWN DATE:                   The earlier of (1) the Distribution Date on
                                 which the total principal amount of the Senior
                                 Certificates has been reduced to zero and (2)
                                 the later of (a) the Distribution Date in
                                 September 2008 and (b) the first Distribution
                                 Date on which the senior enhancement percentage
                                 (calculated for this purpose after giving
                                 effect to payments or other recoveries in
                                 respect of the Mortgage Loans during the
                                 related Collection Period but before giving
                                 effect to distributions on the Certificates on
                                 such Distribution Date) is greater than or
                                 equal to 46.50%.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 13                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

INTEREST PRIORITY OF PAYMENTS:   On each Distribution Date, the interest
                                 received or advanced will be distributed in the
                                 following order of priority, in each case, to
                                 the extent of funds remaining:

                                 (1)  To pay the Servicing Fee;

                                 (2)  To the Supplemental Interest Trust any net
                                      swap payments for such Distribution Date
                                      and any swap termination amount (not
                                      triggered by the Swap Counterparty)
                                      payable to the Swap Counterparty;

                                 (3)  To pay Current Interest and Carryforward
                                      Interest to the Class A Certificates. With
                                      respect to Loan Group I, to the Class IA
                                      Certificates, pro rata; with respect to
                                      Loan Group II, to the Class IIA
                                      Certificates;

                                 (4)  To pay Current Interest and Carryforward
                                      Interest to Classes M1, M2, M3, M4, M5,
                                      M6, B1, B2, B3, B4, B5, B6 and B7
                                      sequentially;

                                 (5)  To pay the Credit Risk Management Fee;

                                 (6)  To pay to the Trustee, previously
                                      unreimbursed extraordinary costs,
                                      liabilities and expenses, to the extent
                                      provided in the Pooling and Servicing
                                      Agreement;

                                 (7)  To pay the holders of the Senior
                                      Certificates and Subordinate Certificates
                                      in respect of principal (in the order of
                                      priority as described herein under
                                      "Principal Priority of Payments"), to
                                      maintain the Overcollateralization Target;

                                 (8)  To pay, pro rata, to Class A, and then,
                                      sequentially, to Classes M1, M2, M3, M4,
                                      M5, M6, B1, B2, B3, B4, B5, B6 and B7, any
                                      Basis Risk Shortfalls and Unpaid Basis
                                      Risk Shortfalls;

                                 (9)  To pay, sequentially, to Classes M1, M2,
                                      M3, M4, M5, M6, B1, B2, B3, B4, B5, B6 and
                                      B7 the amount of any allocated Realized
                                      Losses remaining unpaid; and

                                 (10) To the Supplemental Interest Trust any
                                      swap termination amount (triggered by the
                                      Swap Counterparty) payable to the Swap
                                      Counterparty;

                                 (11) Any interest or principal remaining, to
                                      pay remaining amounts to the holders of
                                      the Class X Certificates.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 14                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

PRINCIPAL PRIORITY OF            On each Distribution Date, the principal
PAYMENTS:                        received or advanced will be deposited to the
                                 Supplemental Interest Trust to the extent of
                                 any swap termination payment due and remaining
                                 unpaid (after application of interest received
                                 or advanced for this purpose on such
                                 Distribution Date) and then in the following
                                 order of priority, in each case, to the extent
                                 of funds remaining:

                                 Prior to the Stepdown Date, or if a Trigger
                                 Event is in effect, the Class A Certificates
                                 (as described in the Class A Principal Priority
                                 of Payments) will receive the principal
                                 collected on the related Mortgage Loans plus
                                 any excess interest and any remaining net swap
                                 payment received from the Swap Counterparty
                                 required to maintain the Overcollateralization
                                 Target until the aggregate Certificate
                                 Principal Balances of the Class A Certificates
                                 has been reduced to zero. The Subordinate
                                 Certificates will not receive any principal
                                 payments until the Stepdown Date.

                                 On or after the Stepdown Date, if no Trigger
                                 Event is in effect, principal paid on the Class
                                 A Certificates (as described in the Class A
                                 Principal Priority of Payments) will be an
                                 amount such that the Class A Certificates will
                                 maintain a 46.50% Credit Enhancement Percentage
                                 (based on 2x the Class A Initial Target Credit
                                 Enhancement Percentage).

                                 On or after the Stepdown Date, if no Trigger
                                 Event is in effect, principal will be paid on
                                 Subordinate Certificates in the following
                                 order:

                                 (1)  To the Class M1 Certificates until it
                                      reaches a 38.50% Target Credit Enhancement
                                      Percentage (based on 2x the Class M1
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (2)  To the Class M2 Certificates until it
                                      reaches a 31.10% Target Credit Enhancement
                                      Percentage (based on 2x the Class M2
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (3)  To the Class M3 Certificates until it
                                      reaches a 26.80% Target Credit Enhancement
                                      Percentage (based on 2x the Class M3
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (4)  To the Class M4 Certificates until it
                                      reaches a 22.90% Target Credit Enhancement
                                      Percentage (based on 2x the Class M4
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (5)  To the Class M5 Certificates until it
                                      reaches a 19.40% Target Credit Enhancement
                                      Percentage (based on 2x the Class M5
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (6)  To the Class M6 Certificates until it
                                      reaches a 16.10% Target Credit Enhancement
                                      Percentage (based on 2x the Class M6
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (7)  To the Class B1 Certificates, until it
                                      reaches a 13.10% Target Credit Enhancement
                                      Percentage (based on 2x the Class B1
                                      Initial Target Credit Enhancement
                                      Percentage);

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 15                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                                 (8)  To the Class B2 Certificates, until it
                                      reaches a 10.50% Target Credit Enhancement
                                      Percentage (based on 2x the Class B2
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (9)  To the Class B3 Certificates, until it
                                      reaches a 8.30% Target Credit Enhancement
                                      Percentage (based on 2x the Class B3
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (10) To the Class B4 Certificates, until it
                                      reaches a 6.80% Target Credit Enhancement
                                      Percentage (based on 2x the Class B4
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (11) To the Class B5 Certificates, until it
                                      reaches a 4.80% Target Credit Enhancement
                                      Percentage (based on 2x the Class B5
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (12) To the Class B6 Certificates, until it
                                      reaches a 3.20% Target Credit Enhancement
                                      Percentage (based on 2x the Class B6
                                      Initial Target Credit Enhancement
                                      Percentage); and

                                 (13) To the Class B7 Certificates, until it
                                      reaches a 1.10% Target Credit Enhancement
                                      Percentage (based on 2x the Class B7
                                      Initial Target Credit Enhancement
                                      Percentage).

                                 Any principal received or advanced remaining
                                 will be distributed alongside the remaining
                                 interest remittance amount received or advanced
                                 as described in clauses (8) through and
                                 including (11) in the section "Interest
                                 Priority of Payments."

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 16                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

SUPPLEMENTAL INTEREST TRUST:     Funds deposited into the Supplemental Interest
                                 Trust on a Distribution Date will include:

                                 (i)  any net swap payments for such
                                      Distribution Date and any swap termination
                                      amount payable to the Swap Counterparty
                                      deposited as described in clause (2) and
                                      (10) in the section "Interest Priority of
                                      Payments" above;

                                 (ii) any swap termination amount payable to the
                                      Swap Counterparty deposited as described
                                      in the section "Principal Priority of
                                      Payments" above; and

                                 (iii) any net swap payments received from the
                                      Swap Counterparty for such Distribution
                                      Date.

                                 Funds in the Supplemental Interest Trust will
                                 be distributed in the following priority:

                                 (1)  To the Swap Counterparty, any net swap
                                      payments owed for such Distribution Date;

                                 (2)  To the Swap Counterparty, any swap
                                      termination payment;

                                 (3)  To the holders of the Class A
                                      Certificates, to pay Current Interest and
                                      Carryforward Interest, on a pro rata
                                      basis, to the extent unpaid from interest
                                      received or advanced from the Mortgage
                                      Loans as described in clause (3) in the
                                      section "Interest Priority of Payments"
                                      above;

                                 (4)  To the holders of the Subordinate
                                      Certificates, to pay Current Interest and
                                      Carryforward Interest, sequentially, to
                                      the extent unpaid from interest received
                                      or advanced from the Mortgage Loans as
                                      described in clause (4) in the section
                                      "Interest Priority of Payments" above;

                                 (5)  To the Certificateholders, to pay pro
                                      rata, to Class A, and then sequentially to
                                      Classes M1, M2, M3, M4, M5, M6, B1, B2,
                                      B3, B4, B5, B6 and B7 any Basis Risk
                                      Shortfalls and Unpaid Basis Risk
                                      Shortfalls to the extent unpaid from
                                      interest received or advanced from the
                                      Mortgage Loans as described in clause (8)
                                      in the section "Interest Priority of
                                      Payments" above;

                                 (6)  To the Certificateholders, to pay as
                                      principal according to the section
                                      "Principal Priority of Payments" above, to
                                      Classes A (further described in the Class
                                      A Principal Priority of Payments), M1, M2,
                                      M3, M4, M5, M6, B1, B2, B3, B4, B5, B6 and
                                      B7 to maintain the Overcollateralization
                                      Target to the extent required after
                                      payment from interest received or advanced
                                      from the Mortgage Loans as described in
                                      clause (7) in the section "Interest
                                      Priority of Payments" above;

                                 (7)  To the Certificateholders, to pay
                                      sequentially to Classes M1, M2, M3, M4,
                                      M5, M6, B1, B2, B3, B4, B5, B6 and B7 the
                                      amount of any allocated Realized Losses
                                      remaining unpaid to the extent unpaid from
                                      interest received or advanced from the
                                      Mortgage Loans as described in clause (9)
                                      in the section "Interest Priority of
                                      Payments" above;

                                 (8)  To the holders of the Class X
                                      Certificates, any remaining amounts.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 17                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

CLASS A PRINCIPAL PRIORITY OF
PAYMENT:                         For Loan Group I, the Group I portion of the
                                 principal payment to the Class A Certificates
                                 will be allocated as follows:

                                 1)   to the Class IA1 Certificates, until the
                                      certificate principal balance thereof is
                                      reduced to zero;

                                 2)   to the Class IA2 Certificates, until the
                                      certificate principal balance thereof is
                                      reduced to zero;

                                 3)   to the Class IA3 Certificates, until the
                                      certificate principal balance thereof is
                                      reduced to zero.

                                 For Loan Group II, the Group II portion of the
                                 principal payment to the Class A Certificates
                                 will be allocated to the Class IIA Certificates
                                 until the respective certificate principal
                                 balance thereof is reduced to zero.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 18                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

INITIAL TARGET CREDIT
ENHANCEMENT (% OF
INITIAL COLLATERAL BALANCE):
                                 A    23.25%
                                 M1   19.25%
                                 M2   15.55%
                                 M3   13.40%
                                 M4   11.45%
                                 M5    9.70%
                                 M6    8.05%
                                 B1    6.55%
                                 B2    5.25%
                                 B3    4.15%
                                 B4    3.40%
                                 B5    2.40%
                                 B6    1.60%
                                 B7    0.55%

TARGET CREDIT ENHANCEMENT
ON OR AFTER STEPDOWN DATE
(% OF CURRENT COLLATERAL
BALANCE):
                                 A    46.50%
                                 M1   38.50%
                                 M2   31.10%
                                 M3   26.80%
                                 M4   22.90%
                                 M5   19.40%
                                 M6   16.10%
                                 B1   13.10%
                                 B2   10.50%
                                 B3    8.30%
                                 B4    6.80%
                                 B5    4.80%
                                 B6    3.20%
                                 B7    1.10%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 19                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                       GROUP I NET FUNDS CAP SCHEDULE (1)

         GROUP I NET      GROUP I
          FUNDS CAP      EFFECTIVE
PERIOD       (%)       RATE (2) (%)
------   -----------   ------------
   1          N/A            N/A
   2         7.22          19.42
   3         6.99          19.24
   4         7.22          19.30
   5         6.99          19.07
   6         6.99          18.95
   7         7.73          19.19
   8         6.99          18.56
   9         7.22          18.42
  10         6.99          17.96
  11         7.22          17.70
  12         6.99          17.21
  13         6.99          16.91
  14         7.22          16.85
  15         6.99          16.53
  16         7.22          16.51
  17         6.99          16.20
  18         6.99          16.08
  19         7.74          16.45
  20         6.99          15.85
  21         7.22          15.86
  22         6.99          15.50
  23         7.23          15.17
  24         9.11          16.69
  25         9.16          16.51
  26         9.45          16.65
  27         9.13          16.37
  28         9.43          16.33
  29         9.12          15.78
  30         9.81          16.20
  31        10.50          16.56
  32         9.82          15.82
  33        10.14          15.92
  34         9.81          15.43
  35        10.14          15.46
  36        10.51          15.65
  37        10.57          15.49
  38        10.91          15.57
  39        10.56          15.04
  40        10.90          15.16
  41        10.55          14.68
  42        11.22          15.20
  43        12.45          16.18
  44        11.24          14.95
  45        11.61          15.15
  46        11.23          14.67
  47        11.60          14.87
  48        11.27          14.45
  49        11.28          14.32
  50        11.65          14.51
  51        11.27          14.00
  52        11.64          11.64
  53        11.25          11.25
  54        11.25          11.25
  55        12.47          12.47
  56        11.25          11.25
  57        11.63          11.63
  58        11.24          11.24
  59        11.61          11.61
  60        11.24          11.24
  61        11.24          11.24
  62        11.60          11.60
  63        11.22          11.22
  64        11.59          11.59
  65        11.21          11.21
  66        11.21          11.21
  67        12.40          12.40
  68        11.19          11.19
  69        11.56          11.56
  70        11.18          11.18
  71        11.55          11.55
  72        11.17          11.17
  73        11.16          11.16
  74        11.53          11.53
  75        11.15          11.15
  76        11.51          11.51
  77        11.14          11.14
  78        11.13          11.13
  79        11.89          11.89
  80        11.12          11.12
  81        11.48          11.48
  82        11.10          11.10
  83        11.47          11.47
  84        11.09          11.09

(1)  Assumes One-Month LIBOR and Six-Month LIBOR remain constant at 3.572% and
     4.023% respectively in the first Distribution Date and increase instantaneously to 20.00% after the first Distribution Date. The cashflows are run to the Optional Termination at the pricing speed.

(2)  The Group I effective net funds cap rate ("Group I Effective Rate") is the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) (i) the Group I Optimal Interest
     Remittance Amount for such date minus (ii) any net swap payment allocable to Loan Group I owed to the Swap Counterparty for such Distribution Date plus (iii) any net swap payment allocable to Loan Group I paid by the Swap
     Counterparty for such Distribution Date and (2) 12, and the denominator of which is the Pool Balance for Loan Group I for the immediately preceding
     Distribution Date, multiplied by (b) a fraction, the numerator of which is
     30 and the denominator of which is the actual number of days in the Accrual
     Period related to such Distribution Date.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 20                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                       GROUP II NET FUNDS CAP SCHEDULE (1)

         GROUP II NET     GROUP II
           FUNDS CAP      EFFECTIVE
PERIOD        (%)       RATE (2) (%)
------   ------------   ------------
   1           N/A            N/A
   2          7.24          19.43
   3          7.00          19.26
   4          7.24          19.32
   5          7.00          19.09
   6          7.00          18.96
   7          7.75          19.21
   8          7.00          18.58
   9          7.24          18.44
  10          7.00          17.97
  11          7.24          17.71
  12          7.00          17.22
  13          7.00          16.92
  14          7.24          16.86
  15          7.00          16.55
  16          7.24          16.52
  17          7.00          16.22
  18          7.00          16.09
  19          7.75          16.47
  20          7.00          15.86
  21          7.24          15.87
  22          7.00          15.52
  23          7.24          15.18
  24          9.17          16.75
  25          9.15          16.49
  26          9.43          16.63
  27          9.10          16.35
  28          9.40          16.30
  29          9.09          15.75
  30          9.79          16.18
  31         10.46          16.52
  32          9.78          15.78
  33         10.10          15.87
  34          9.77          15.38
  35         10.09          15.41
  36         10.51          15.65
  37         10.52          15.44
  38         10.87          15.53
  39         10.51          15.00
  40         10.86          15.11
  41         10.50          14.63
  42         11.20          15.18
  43         12.40          16.13
  44         11.19          14.89
  45         11.55          15.09
  46         11.17          14.61
  47         11.54          14.82
  48         11.24          14.41
  49         11.23          14.27
  50         11.60          14.46
  51         11.22          13.96
  52         11.58          11.58
  53         11.20          11.20
  54         11.22          11.22
  55         12.42          12.42
  56         11.21          11.21
  57         11.57          11.57
  58         11.19          11.19
  59         11.56          11.56
  60         11.19          11.19
  61         11.18          11.18
  62         11.55          11.55
  63         11.16          11.16
  64         11.53          11.53
  65         11.15          11.15
  66         11.15          11.15
  67         12.33          12.33
  68         11.13          11.13
  69         11.49          11.49
  70         11.11          11.11
  71         11.48          11.48
  72         11.10          11.10
  73         11.09          11.09
  74         11.45          11.45
  75         11.08          11.08
  76         11.44          11.44
  77         11.06          11.06
  78         11.06          11.06
  79         11.81          11.81
  80         11.04          11.04
  81         11.40          11.40
  82         11.02          11.02
  83         11.38          11.38
  84         11.01          11.01

(1)  Assumes One-Month LIBOR and Six-Month LIBOR remain constant at 3.572% and
     4.023% respectively in the first Distribution Date and increase instantaneously to 20.00% after the first Distribution Date. The cashflows are run to the Optional Termination at the pricing speed.

(2)  The Group II effective net funds cap rate ("Group II Effective Rate") is the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) (i) the Group II Optimal Interest
     Remittance Amount for such date minus (ii) any net swap payment allocable to Loan Group II owed to the Swap Counterparty for such Distribution Date plus (iii) any net swap payment allocable to Loan Group II paid by the Swap
     Counterparty for such Distribution Date and (2) 12, and the denominator of which is the Pool Balance for Loan Group II for the immediately preceding
     Distribution Date, multiplied by (b) a fraction, the numerator of which is
     30 and the denominator of which is the actual number of days in the Accrual
     Period related to such Distribution Date.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 21                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                      AGGREGATE NET FUNDS CAP SCHEDULE (1)

         AGGREGATE     AGGREGATE
         NET FUNDS     EFFECTIVE
PERIOD    CAP (%)    RATE (2) (%)
------   ---------   ------------
   1         N/A           N/A
   2        7.23         19.42
   3        6.99         19.25
   4        7.23         19.31
   5        6.99         19.08
   6        6.99         18.95
   7        7.74         19.20
   8        6.99         18.57
   9        7.23         18.43
  10        6.99         17.97
  11        7.23         17.70
  12        7.00         17.22
  13        7.00         16.92
  14        7.23         16.85
  15        7.00         16.54
  16        7.23         16.51
  17        7.00         16.21
  18        7.00         16.09
  19        7.75         16.46
  20        7.00         15.86
  21        7.23         15.86
  22        7.00         15.51
  23        7.23         15.18
  24        9.14         16.72
  25        9.16         16.50
  26        9.44         16.64
  27        9.11         16.36
  28        9.41         16.31
  29        9.11         15.76
  30        9.80         16.19
  31       10.48         16.54
  32        9.80         15.80
  33       10.12         15.89
  34        9.79         15.40
  35       10.11         15.44
  36       10.51         15.65
  37       10.55         15.46
  38       10.89         15.55
  39       10.53         15.02
  40       10.88         15.14
  41       10.52         14.65
  42       11.21         15.19
  43       12.43         16.15
  44       11.22         14.92
  45       11.58         15.12
  46       11.20         14.64
  47       11.57         14.85
  48       11.25         14.43
  49       11.26         14.29
  50       11.63         14.49
  51       11.24         13.98
  52       11.61         11.61
  53       11.23         11.23
  54       11.23         11.23
  55       12.44         12.44
  56       11.23         11.23
  57       11.60         11.60
  58       11.22         11.22
  59       11.59         11.59
  60       11.22         11.22
  61       11.21         11.21
  62       11.58         11.58
  63       11.19         11.19
  64       11.56         11.56
  65       11.18         11.18
  66       11.18         11.18
  67       12.37         12.37
  68       11.16         11.16
  69       11.53         11.53
  70       11.15         11.15
  71       11.51         11.51
  72       11.14         11.14
  73       11.13         11.13
  74       11.49         11.49
  75       11.11         11.11
  76       11.48         11.48
  77       11.10         11.10
  78       11.09         11.09
  79       11.85         11.85
  80       11.08         11.08
  81       11.44         11.44
  82       11.06         11.06
  83       11.43         11.43
  84       11.05         11.05

(1)  Assumes One-Month LIBOR and Six-Month LIBOR remain constant at 3.572% and
     4.023% respectively in the first Distribution Date and increase instantaneously to 20.00% after the first Distribution Date. The cashflows are run to the Optional Termination at the pricing speed.

(2)  The aggregate effective net funds cap rate ("Aggregate Effective Rate") is the annual rate equal to the weighted average of the Group I Effective Rate and the Group II Effective Rate, weighted on the basis of the Pool
     Subordinate Amount for each Mortgage Group.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 22                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                          PREPAYMENT SENSITIVITY TABLES

CLASS IA1 (TO CALL / TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%         50%         75%         100%        125%        150%
--------------------------               ---------   ---------   ---------   ---------   ---------   ----------

AVERAGE LIFE (YEARS)                         13.00        1.59        1.22        1.00        0.85         0.75
MODIFIED DURATION (YEARS)                     9.80        1.51        1.17        0.96        0.82         0.72
FIRST PRINCIPAL PAYMENT                  9/25/2005   9/25/2005   9/25/2005   9/25/2005   9/25/2005    9/25/2005
LAST PRINCIPAL PAYMENT                   7/25/2025   7/25/2008   9/25/2007   6/25/2007   2/25/2007   11/25/2006
PRINCIPAL LOCKOUT (MONTHS)                       0           0           0           0           0            0
PRINCIPAL WINDOW (MONTHS)                      239          35          25          22          18           15
ILLUSTRATIVE YIELD (30/360) AT PAR (%)        3.78        3.77        3.77        3.77        3.78         3.78


CLASS IA2 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%         50%         75%         100%        125%        150%
--------------------------               ---------   ---------   ---------   ---------   ---------   ----------

AVERAGE LIFE (YEARS)                         24.49        6.39        4.24        3.00        2.06         1.79
MODIFIED DURATION (YEARS)                    15.45        5.42        3.77        2.75        1.94         1.70
FIRST PRINCIPAL PAYMENT                  7/25/2025   7/25/2008   9/25/2007   6/25/2007   2/25/2007   11/25/2006
LAST PRINCIPAL PAYMENT                   8/25/2034   8/25/2019   2/25/2015   7/25/2012   7/25/2008   10/25/2007
PRINCIPAL LOCKOUT (MONTHS)                     238          34          24          21          17           14
PRINCIPAL WINDOW (MONTHS)                      110         134          90          62          18           12
ILLUSTRATIVE YIELD (30/360) AT PAR (%)        3.93        3.93        3.93        3.93        3.93         3.93


CLASS IA2 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%         50%         75%         100%         125%        150%
--------------------------               ---------   ---------   ---------   ----------   ---------   ----------

AVERAGE LIFE (YEARS)                         24.49        6.40        4.25         3.00        2.06         1.79
MODIFIED DURATION (YEARS)                    15.45        5.43        3.78         2.75        1.94         1.70
FIRST PRINCIPAL PAYMENT                  7/25/2025   7/25/2008   9/25/2007    6/25/2007   2/25/2007   11/25/2006
LAST PRINCIPAL PAYMENT                   9/25/2034   3/25/2020   6/25/2015   10/25/2012   7/25/2008   10/25/2007
PRINCIPAL LOCKOUT (MONTHS)                     238          34          24           21          17           14
PRINCIPAL WINDOW (MONTHS)                      111         141          94           65          18           12
ILLUSTRATIVE YIELD (30/360) AT PAR (%)        3.93        3.93        3.93         3.93        3.93         3.93


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 23                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS IA3 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%         50%         75%         100%        125%         150%
--------------------------               ---------   ---------   ---------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                         28.99       13.99        9.49        6.90         4.37         2.25
MODIFIED DURATION (YEARS)                    16.86       10.52        7.75        5.92         3.92         2.11
FIRST PRINCIPAL PAYMENT                  8/25/2034   8/25/2019   2/25/2015   7/25/2012    7/25/2008   10/25/2007
LAST PRINCIPAL PAYMENT                   8/25/2034   8/25/2019   2/25/2015   7/25/2012   12/25/2010   1/25/2008
PRINCIPAL LOCKOUT (MONTHS)                     347         167         113          82           34           25
PRINCIPAL WINDOW (MONTHS)                        1           1           1           1           30            4
ILLUSTRATIVE YIELD (30/360) AT PAR (%)        4.03        4.03        4.03        4.03         4.03         4.03


CLASS IA3 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%         50%         75%         100%         125%         150%
--------------------------               ---------   ---------   ---------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                         29.50       19.04       13.38         9.90         6.40         2.25
MODIFIED DURATION (YEARS)                    17.02       12.98       10.08         7.96         5.40         2.11
FIRST PRINCIPAL PAYMENT                  9/25/2034   3/25/2020   6/25/2015   10/25/2012    7/25/2008   10/25/2007
LAST PRINCIPAL PAYMENT                   7/25/2035   3/25/2032   2/25/2026    2/25/2021   10/25/2017    1/25/2008
PRINCIPAL LOCKOUT (MONTHS)                     348         174         117           85           34           25
PRINCIPAL WINDOW (MONTHS)                       11         145         129          101          112            4
ILLUSTRATIVE YIELD (30/360) AT PAR (%)        4.04        4.10        4.12         4.13         4.14         4.03


CLASS IIA (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%         50%         75%         100%        125%         150%
--------------------------               ---------   ---------   ---------   ---------   ----------   ---------

AVERAGE LIFE (YEARS)                         19.37        4.63        3.17        2.32         1.64        1.34
MODIFIED DURATION (YEARS)                    12.86        3.93        2.82        2.12         1.55        1.27
FIRST PRINCIPAL PAYMENT                  9/25/2005   9/25/2005   9/25/2005   9/25/2005    9/25/2005   9/25/2005
LAST PRINCIPAL PAYMENT                   8/25/2034   8/25/2019   2/25/2015   7/25/2012   12/25/2010   1/25/2008
PRINCIPAL LOCKOUT (MONTHS)                       0           0           0           0            0           0
PRINCIPAL WINDOW (MONTHS)                      348         168         114          83           64          29
ILLUSTRATIVE YIELD (30/360) AT PAR (%)        3.91        3.91        3.91        3.91         3.91        3.91


CLASS IIA (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%         50%          75%         100%        125%         150%
--------------------------               ---------   ---------   ----------   ---------   ----------   ---------

AVERAGE LIFE (YEARS)                         19.40        4.94         3.40        2.50         1.77        1.34
MODIFIED DURATION (YEARS)                    12.87        4.08         2.96        2.25         1.64        1.27
FIRST PRINCIPAL PAYMENT                  9/25/2005   9/25/2005    9/25/2005   9/25/2005    9/25/2005   9/25/2005
LAST PRINCIPAL PAYMENT                   7/25/2035   1/25/2032   12/25/2025   1/25/2021   10/25/2017   1/25/2008
PRINCIPAL LOCKOUT (MONTHS)                       0           0            0           0            0           0
PRINCIPAL WINDOW (MONTHS)                      359         317          244         185          146          29
ILLUSTRATIVE YIELD (30/360) AT PAR (%)        3.91        3.92         3.92        3.92         3.92        3.91


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 24                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS M1 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%           50%         75%         100%        125%         150%
--------------------------               ----------   ----------   ---------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85         9.24        6.18        4.95         5.28         4.06
MODIFIED DURATION (YEARS)                     15.91         7.39        5.27        4.37         4.65         3.66
FIRST PRINCIPAL PAYMENT                  10/25/2028    2/25/2010   9/25/2008   6/25/2009    8/25/2010    1/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034    8/25/2019   2/25/2015   7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277           53          36          45           59           28
PRINCIPAL WINDOW (MONTHS)                        71          115          78          38            5           23
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.17         4.17        4.17        4.17         4.17         4.17


CLASS M1 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%           50%         75%         100%        125%        150%
--------------------------               ----------   ----------   ---------   ---------   ---------   ---------

AVERAGE LIFE (YEARS)                          26.94        10.10        6.83        5.46        6.00        6.21
MODIFIED DURATION (YEARS)                     15.94         7.81        5.66        4.72        5.20        5.33
FIRST PRINCIPAL PAYMENT                  10/25/2028    2/25/2010   9/25/2008   6/25/2009   8/25/2010   1/25/2008
LAST PRINCIPAL PAYMENT                    6/25/2035   12/25/2029   6/25/2023   1/25/2019   1/25/2016   5/25/2015
PRINCIPAL LOCKOUT (MONTHS)                      277           53          36          45          59          28
PRINCIPAL WINDOW (MONTHS)                        81          239         178         116          66          89
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.17         4.18        4.19        4.19        4.19        4.25


CLASS M2 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%        125%         150%
--------------------------               ----------   ---------   ---------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.18        4.83         4.74         4.17
MODIFIED DURATION (YEARS                      15.87        7.38        5.26        4.26         4.22         3.76
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   3/25/2009   11/25/2009    7/25/2009
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015   7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36          42           50           46
PRINCIPAL WINDOW (MONTHS)                        71         115          78          41           14            5
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.19        4.19        4.19        4.19         4.19         4.19


CLASS M2 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%          50%          75%         100%        125%         150%
--------------------------               ----------   ---------   ----------   ---------   ----------   ---------

AVERAGE LIFE (YEARS)                          26.94       10.08         6.81        5.32         5.12        4.60
MODIFIED DURATION (YEARS)                     15.90        7.79         5.65        4.60         4.50        4.10
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010    9/25/2008   3/25/2009   11/25/2009   7/25/2009
LAST PRINCIPAL PAYMENT                    6/25/2035   4/25/2029   10/25/2022   6/25/2018    8/25/2015   6/25/2013
PRINCIPAL LOCKOUT (MONTHS)                      277          53           36          42           50          46
PRINCIPAL WINDOW (MONTHS)                        81         231          170         112           70          48
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.19        4.20         4.21        4.21         4.20        4.21


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 25                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS M3 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%           50%          75%         100%         125%         150%
--------------------------               ----------   ----------   ----------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85         9.24         6.18         4.76         4.41         3.78
MODIFIED DURATION (YEARS)                     15.84         7.37         5.26         4.21         3.94         3.43
FIRST PRINCIPAL PAYMENT                  10/25/2028    2/25/2010    9/25/2008    2/25/2009    8/25/2009    2/25/2009
LAST PRINCIPAL PAYMENT                    8/25/2034    8/25/2019    2/25/2015    7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277           53           36           41           47           41
PRINCIPAL WINDOW (MONTHS)                        71          115           78           42           17           10
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.21         4.21         4.21         4.21         4.21         4.21


CLASS M3 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%           50%          75%         100%         125%         150%
--------------------------               ----------   ----------   ----------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.94        10.06         6.79         5.24         4.77         4.05
MODIFIED DURATION (YEARS)                     15.86         7.78         5.63         4.54         4.21         3.64
FIRST PRINCIPAL PAYMENT                  10/25/2028    2/25/2010    9/25/2008    2/25/2009    8/25/2009    2/25/2009
LAST PRINCIPAL PAYMENT                    6/25/2035    6/25/2028   12/25/2021   11/25/2017    2/25/2015    1/25/2013
PRINCIPAL LOCKOUT (MONTHS)                      277           53           36           41           47           41
PRINCIPAL WINDOW (MONTHS)                        81          221          160          106           67           48
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.21         4.22         4.23         4.23         4.23         4.22


CLASS M4 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%           50%          75%         100%         125%         150%
--------------------------               ----------   ----------   ----------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85         9.24         6.18         4.73         4.24         3.56
MODIFIED DURATION (YEARS)                     15.64         7.33         5.24         4.16         3.80         3.23
FIRST PRINCIPAL PAYMENT                  10/25/2028    2/25/2010    9/25/2008    1/25/2009    5/25/2009   11/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034    8/25/2019    2/25/2015    7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277           53           36           40           44           38
PRINCIPAL WINDOW (MONTHS)                        71          115           78           43           20           13
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.32         4.32         4.32         4.32         4.32         4.32


CLASS M4 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%           50%          75%         100%         125%         150%
--------------------------               ----------   ----------   ----------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.94        10.04         6.77         5.19         4.59         3.81
MODIFIED DURATION (YEARS)                     15.66         7.72         5.60         4.48         4.06         3.43
FIRST PRINCIPAL PAYMENT                  10/25/2028    2/25/2010    9/25/2008    1/25/2009    5/25/2009   11/25/2008
LAST PRINCIPAL PAYMENT                    5/25/2035   10/25/2027    5/25/2021    6/25/2017    9/25/2014   10/25/2012
PRINCIPAL LOCKOUT (MONTHS)                      277           53           36           40           44           38
PRINCIPAL WINDOW (MONTHS)                        80          213          153          102           65           48
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.32         4.34         4.34         4.35         4.34         4.34


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 26                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS M5 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%           50%          75%         100%         125%         150%
--------------------------               ----------   ----------   ----------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85         9.24         6.18         4.70         4.13         3.41
MODIFIED DURATION (YEARS)                     15.55         7.31         5.23         4.13         3.70         3.10
FIRST PRINCIPAL PAYMENT                  10/25/2028    2/25/2010    9/25/2008   12/25/2008    3/25/2009    9/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034    8/25/2019    2/25/2015    7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277           53           36           39           42           36
PRINCIPAL WINDOW (MONTHS)                        71          115           78           44           22           15
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.37         4.37         4.37         4.37         4.37         4.38


CLASS M5 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%           50%          75%         100%         125%         150%
--------------------------               ----------   ----------   ----------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.94        10.01         6.75         5.14         4.47         3.65
MODIFIED DURATION (YEARS)                     15.57         7.68         5.57         4.43         3.95         3.29
FIRST PRINCIPAL PAYMENT                  10/25/2028    2/25/2010    9/25/2008   12/25/2008    3/25/2009    9/25/2008
LAST PRINCIPAL PAYMENT                    5/25/2035    2/25/2027   10/25/2020   12/25/2016    5/25/2014    6/25/2012
PRINCIPAL LOCKOUT (MONTHS)                      277           53           36           39           42           36
PRINCIPAL WINDOW (MONTHS)                        80          205          146           97           63           46
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.37         4.39         4.40         4.40         4.40         4.40


CLASS M6 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%           50%          75%         100%         125%         150%
--------------------------               ----------   ----------   ----------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85         9.24         6.18         4.68         4.05         3.30
MODIFIED DURATION (YEARS)                     15.46         7.29         5.22         4.11         3.63         3.01
FIRST PRINCIPAL PAYMENT                  10/25/2028    2/25/2010    9/25/2008   11/25/2008    2/25/2009    7/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034    8/25/2019    2/25/2015    7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277           53           36           38           41           34
PRINCIPAL WINDOW (MONTHS)                        71          115           78           45           23           17
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.43         4.43         4.43         4.43         4.43         4.43


CLASS M6 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%           50%          75%         100%         125%         150%
--------------------------               ----------   ----------   ----------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.94         9.96         6.71         5.09         4.36         3.52
MODIFIED DURATION (YEARS)                     15.48         7.65         5.54         4.39         3.86         3.18
FIRST PRINCIPAL PAYMENT                  10/25/2028    2/25/2010    9/25/2008   11/25/2008    2/25/2009    7/25/2008
LAST PRINCIPAL PAYMENT                    4/25/2035    5/25/2026    4/25/2020    6/25/2016   12/25/2013    3/25/2012
PRINCIPAL LOCKOUT (MONTHS)                      277           53           36           38           41           34
PRINCIPAL WINDOW (MONTHS)                        79          196          140           92           59           45
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.43         4.44         4.45         4.45         4.45         4.45


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 27                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS B1 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%         125%         150%
--------------------------               ----------   ---------   ---------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.18         4.67         3.99         3.21
MODIFIED DURATION (YEARS)                     14.53        7.09        5.11         4.04         3.53         2.90
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   10/25/2008    1/25/2009    6/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015    7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36           37           40           33
PRINCIPAL WINDOW (MONTHS)                        71         115          78           46           24           18
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.99        4.99        4.99         5.00         5.00         4.99


CLASS B1 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%         125%        150%
--------------------------               ----------   ---------   ---------   ----------   ---------   ----------

AVERAGE LIFE (YEARS)                          26.93        9.91        6.67         5.05        4.27         3.41
MODIFIED DURATION (YEARS)                     14.55        7.39        5.40         4.29        3.73         3.05
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   10/25/2008   1/25/2009    6/25/2008
LAST PRINCIPAL PAYMENT                    4/25/2035   7/25/2025   7/25/2019   12/25/2015   7/25/2013   10/25/2011
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36           37          40           33
PRINCIPAL WINDOW (MONTHS)                        79         186         131           87          55           41
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         5.00        5.02        5.03         5.03        5.03         5.03


CLASS B2 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%         125%         150%
--------------------------               ----------   ---------   ---------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.18         4.64         3.93         3.15
MODIFIED DURATION (YEARS)                     14.21        7.02        5.07         3.99         3.47         2.84
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   10/25/2008   12/25/2008    5/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015    7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36           37           39           32
PRINCIPAL WINDOW (MONTHS)                        71         115          78           46           25           19
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         5.20        5.20        5.20         5.20         5.20         5.20


CLASS B2 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%          50%          75%         100%         125%         150%
--------------------------               ----------   ---------   ----------   ----------   ----------   ---------

AVERAGE LIFE (YEARS)                          26.93        9.83         6.60         4.97         4.18        3.32
MODIFIED DURATION (YEARS)                     14.23        7.28         5.32         4.21         3.64        2.96
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010    9/25/2008   10/25/2008   12/25/2008   5/25/2008
LAST PRINCIPAL PAYMENT                    3/25/2035   7/25/2024   10/25/2018    4/25/2015    2/25/2013   6/25/2011
PRINCIPAL LOCKOUT (MONTHS)                      277          53           36           37           39          32
PRINCIPAL WINDOW (MONTHS)                        78         174          122           79           51          38
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         5.20        5.23         5.24         5.24         5.24        5.23


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 28                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS B3 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%         125%         150%
--------------------------               ----------   ---------   ---------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.18         4.64         3.89         3.11
MODIFIED DURATION (YEARS)                     13.60        6.88        5.00         3.95         3.40         2.77
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   10/25/2008   11/25/2008    4/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015    7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36           37           38           31
PRINCIPAL WINDOW (MONTHS)                        71         115          78           46           26           20
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         5.62        5.62        5.62         5.62         5.62         5.62


CLASS B3 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%          50%          75%         100%         125%         150%
--------------------------               ----------   ---------   ----------   ----------   ----------   ---------

AVERAGE LIFE (YEARS)                          26.92        9.72         6.52         4.91         4.09        3.23
MODIFIED DURATION (YEARS)                     13.62        7.08         5.19         4.12         3.54        2.87
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010    9/25/2008   10/25/2008   11/25/2008   4/25/2008
LAST PRINCIPAL PAYMENT                    2/25/2035   6/25/2023   12/25/2017    9/25/2014    7/25/2012   1/25/2011
PRINCIPAL LOCKOUT (MONTHS)                      277          53           36           37           38          31
PRINCIPAL WINDOW (MONTHS)                        77         161          112           72           45          34
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         5.62        5.64         5.65         5.66         5.66        5.65


CLASS B4 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%        125%         150%
--------------------------               ----------   ---------   ---------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.18        4.64         3.88         3.09
MODIFIED DURATION (YEARS)                     12.76        6.67        4.89        3.87         3.34         2.72
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   9/25/2008   10/25/2008    3/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015   7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36          36           37           30
PRINCIPAL WINDOW (MONTHS)                        71         115          78          47           27           21
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.24        6.24        6.24         6.24         6.24


CLASS B4 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%         125%         150%
--------------------------               ----------   ---------   ---------   ----------   ----------   ---------

AVERAGE LIFE (YEARS)                          26.90        9.58        6.42         4.83         4.01        3.16
MODIFIED DURATION (YEARS)                     12.77        6.81        5.02         3.99         3.43        2.78
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008    9/25/2008   10/25/2008   3/25/2008
LAST PRINCIPAL PAYMENT                   12/25/2034   3/25/2022   1/25/2017   12/25/2013    1/25/2012   7/25/2010
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36           36           37          30
PRINCIPAL WINDOW (MONTHS)                        75         146         101           64           40          29
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.27        6.27         6.28         6.28        6.27


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 29                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS B5 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%        125%         150%
--------------------------               ----------   ---------   ---------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.17        4.62         3.84         3.02
MODIFIED DURATION (YEARS)                     12.76        6.67        4.89        3.86         3.31         2.67
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   9/25/2008   10/25/2008    3/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015   7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36          36           37           30
PRINCIPAL WINDOW (MONTHS)                        71         115          78          47           27           21
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.24        6.24        6.24         6.24         6.24


CLASS B5 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%        125%         150%
--------------------------               ----------   ---------   ---------   ---------   ----------   ---------

AVERAGE LIFE (YEARS)                          26.86        9.36        6.26        4.69         3.89        3.04
MODIFIED DURATION (YEARS)                     12.77        6.72        4.94        3.90         3.34        2.68
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   9/25/2008   10/25/2008   3/25/2008
LAST PRINCIPAL PAYMENT                   11/25/2034   2/25/2021   3/25/2016   5/25/2013    7/25/2011   3/25/2010
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36          36           37          30
PRINCIPAL WINDOW (MONTHS)                        74         133          91          57           34          25
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.25        6.25        6.26         6.25        6.24


CLASS B6 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%          75%         100%        125%         150%
--------------------------               ----------   ---------   ----------   ---------   ----------   ---------

AVERAGE LIFE (YEARS)                          26.77        8.93         5.94        4.45         3.69        2.88
MODIFIED DURATION (YEARS)                     12.75        6.53         4.76        3.75         3.20        2.56
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010    9/25/2008   9/25/2008    9/25/2008   2/25/2008
LAST PRINCIPAL PAYMENT                    7/25/2034   5/25/2019   11/25/2014   5/25/2012   10/25/2010   7/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53           36          36           36          29
PRINCIPAL WINDOW (MONTHS)                        70         112           75          45           26          18
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.24         6.24        6.24         6.24        6.24


CLASS B6 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%          50%          75%         100%        125%         150%
--------------------------               ----------   ---------   ----------   ---------   ----------   ---------

AVERAGE LIFE (YEARS)                          26.77        8.93         5.94        4.45         3.69        2.88
MODIFIED DURATION (YEARS)                     12.75        6.53         4.76        3.75         3.20        2.56
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010    9/25/2008   9/25/2008    9/25/2008   2/25/2008
LAST PRINCIPAL PAYMENT                    7/25/2034   5/25/2019   11/25/2014   5/25/2012   10/25/2010   7/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53           36          36           36          29
PRINCIPAL WINDOW (MONTHS)                        70         112           75          45           26          18
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.24         6.24        6.24         6.24        6.24


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 30                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS B7 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%        125%         150%
--------------------------               ----------   ---------   ---------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.06        7.44        4.92        3.74         3.23         2.55
MODIFIED DURATION (YEARS)                     12.62        5.73        4.09        3.23         2.84         2.29
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   9/25/2008    9/25/2008    2/25/2008
LAST PRINCIPAL PAYMENT                   12/25/2033   1/25/2017   4/25/2013   3/25/2011   11/25/2009   10/25/2008
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36          36           36           29
PRINCIPAL WINDOW (MONTHS)                        63          84          56          31           15            9
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.24        6.24        6.24         6.24         6.25


CLASS B7 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%        125%         150%
--------------------------               ----------   ---------   ---------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.06        7.44        4.92        3.74         3.23         2.55
MODIFIED DURATION (YEARS)                     12.62        5.73        4.09        3.23         2.84         2.29
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   9/25/2008    9/25/2008    2/25/2008
LAST PRINCIPAL PAYMENT                   12/25/2033   1/25/2017   4/25/2013   3/25/2011   11/25/2009   10/25/2008
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36          36           36           29
PRINCIPAL WINDOW (MONTHS)                        63          84          56          31           15            9
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.24        6.24        6.24         6.24         6.25


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 31                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                                  EXCESS SPREAD
       (Assumes Pricing Prepayment Speed, Excludes Basis Risk Shortfalls)



                              EXCESS    EXCESS
         1-MONTH   6-MONTH    SPREAD    SPREAD
         FORWARD   FORWARD   (STATIC   (FORWARD
          LIBOR     LIBOR     LIBOR)    LIBOR)
PERIOD     (%)       (%)       (%)        (%)
------   -------   -------   -------   --------

   1      3.5720    4.0230    3.3145    3.3145
   2      3.8166    4.1453    2.5826    2.5309
   3      3.9457    4.2352    2.5443    2.4613
   4      4.0714    4.3191    2.5850    2.4757
   5      4.2551    4.3769    2.5472    2.3880
   6      4.2775    4.4168    2.5499    2.3798
   7      4.2936    4.4475    2.6838    2.5197
   8      4.3467    4.4772    2.5602    2.3539
   9      4.4400    4.5035    2.6155    2.3771
  10      4.4120    4.5192    2.5787    2.3218
  11      4.4905    4.5443    2.6447    2.3497
  12      4.4584    4.5603    2.6014    2.2869
  13      4.4682    4.5853    2.6088    2.2734
  14      4.5017    4.6115    2.6722    2.3233
  15      4.5324    4.6342    2.6126    2.2316
  16      4.5602    4.6532    2.6772    2.2851
  17      4.5846    4.6681    2.6136    2.1929
  18      4.6055    4.6786    2.6120    2.1753
  19      4.6225    4.6846    2.8110    2.3982
  20      4.6354    4.6857    2.6071    2.1439
  21      4.6439    4.6826    2.6755    2.2066
  22      4.6478    4.6758    2.6068    2.1152
  23      4.6467    4.6662    2.6995    2.1823
  24      4.6405    4.6547    4.7243    4.2807
  25      4.6295    4.6423    4.7308    4.2773
  26      4.6169    4.6302    4.7763    4.3421
  27      4.6040    4.6188    4.6514    4.2037
  28      4.5912    4.6089    4.7397    4.2985
  29      4.5789    4.6007    4.6547    4.1818
  30      4.5677    4.5948    4.6539    4.4648
  31      4.5580    4.5917    4.8366    4.6837
  32      4.5504    4.5917    4.6443    4.4454
  33      4.5452    4.5947    4.7349    4.5476
  34      4.5430    4.6000    4.6334    4.4138
  35      4.5443    4.6073    4.7310    4.5159
  36      4.5494    4.6158    4.6663    4.4279
  37      4.5582    4.6248    4.6906    4.4343
  38      4.5676    4.6336    4.8475    4.5914
  39      4.5768    4.6421    4.7855    4.4856
  40      4.5857    4.6501    4.9153    4.6201
  41      4.5942    4.6577    4.8229    4.4858
  42      4.6024    4.6648    4.8370    4.5252
  43      4.6102    4.6713    5.1744    4.9286
  44      4.6175    4.6772    4.8561    4.5183
  45      4.6242    4.6826    4.9761    4.6501
  46      4.6304    4.6874    4.8746    4.5077
  47      4.6359    4.6920    4.9962    4.6428
  48      4.6407    4.6962    4.8931    4.5211
  49      4.6449    4.7004    4.9029    4.5180
  50      4.6490    4.7045    5.0282    4.6580
  51      4.6530    4.7086    4.9218    4.5086
  52      4.6570    4.7128    5.1860    4.6090
  53      4.6611    4.7170    5.0495    4.4328
  54      4.6651    4.7212    5.0497    4.4461
  55      4.6692    4.7254    5.4588    4.9586
  56      4.6733    4.7298    5.0504    4.4386
  57      4.6774    4.7341    5.1884    4.6084
  58      4.6816    4.7386    5.0530    4.4327
  59      4.6859    4.7432    5.1906    4.6021
  60      4.6902    4.7480    5.0661    4.4561
  61      4.6946    4.7529    5.0676    4.4536
  62      4.6991    4.7579    5.2040    4.6219
  63      4.7038    4.7632    5.0699    4.4464
  64      4.7087    4.7687    5.2063    4.6146
  65      4.7137    4.7744    5.0737    4.4401
  66      4.7190    4.7803    5.0761    4.4613
  67      4.7244    4.7865    5.4815    4.9735
  68      4.7301    4.7929    5.0797    4.4545
  69      4.7360    4.7995    5.2159    4.6223
  70      4.7422    4.8062    5.0838    4.4467
  71      4.7486    4.8129    5.2201    4.6151
  72      4.7553    4.8195    5.0887    4.4661
  73      4.7622    4.8259    5.0913    4.4628
  74      4.7689    4.8321    5.2274    4.6307
  75      4.7754    4.8379    5.0971    4.4558
  76      4.7816    4.8435    5.2331    4.6246
  77      4.7875    4.8487    5.1036    4.4509
  78      4.7931    4.8535    5.1071    4.4718
  79      4.7984    4.8580    5.3751    4.8138
  80      4.8033    4.8620    5.1147    4.4708
  81      4.8079    4.8658    5.2505    4.6418
  82      4.8121    4.8693    5.1232    4.4715
  83      4.8159    4.8725    5.2589    4.6434
  84      4.8194    4.8757        NA    4.4895


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 32                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                               BREAKEVEN CDR TABLE

The tables below describe the Constant Default Rate ("CDR"), and the related cumulative loss on the Mortgage Loans that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include the following:
(1) 100% of the Prepayment Assumption, (2) 40% loss severity, (3) 12-month lag from default to loss, (4) triggers fail (i.e., no stepdown).

              STATIC LIBOR         FORWARD LIBOR
           ------------------   ------------------
            CDR    CUMULATIVE    CDR    CUMULATIVE
           BREAK      LOSS      BREAK      LOSS
           -----   ----------   -----   ----------
CLASS M1   32.70%    23.47%     32.10%    23.23%
CLASS M2   25.90%    20.42%     25.20%    20.08%
CLASS M3   22.50%    18.66%     21.80%    18.28%
CLASS M4   19.60%    17.01%     18.90%    16.60%
CLASS M5   17.30%    15.59%     16.50%    15.08%
CLASS M6   15.20%    14.20%     14.40%    13.65%
CLASS B1   13.30%    12.85%     12.50%    12.26%
CLASS B2   11.70%    11.64%     11.00%    11.09%
CLASS B3   10.40%    10.60%      9.70%    10.03%
CLASS B4    9.60%     9.94%      8.80%     9.26%
CLASS B5    8.50%     8.99%      7.70%     8.28%
CLASS B6    7.60%     8.19%      6.90%     7.54%
CLASS B7    6.50%     7.16%      5.70%     6.39%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED AUGUST 16, 2005

NEW ISSUE COMPUTATIONAL MATERIALS

(Part I of II)

$591,933,000 (APPROXIMATE)

AEGIS ASSET BACKED SECURITIES TRUST
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4

AEGIS ASSET BACKED SECURITIES CORPORATION
Depositor

[AEGIS MORTGAGECORPORATION LOGO]

AEGIS MORTGAGE CORPORATION
Sponsor, Seller and Sub-Servicer

AUGUST 16, 2005

                                 CREDIT | FIRST
                                 SUISEE | BOSTON

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 2                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC. The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the securities. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the
Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the
"Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the securities discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the securities ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

           PLEASE CONTACT THE CSFB SYNDICATE DESK AT 212-325-8549 FOR
                             ADDITIONAL INFORMATION.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 3                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                           $591,933,000 (APPROXIMATE)

CHARACTERISTICS OF THE CERTIFICATES (A), (B), (C)



                                                     PRINCIPAL        FINAL
                 ORIGINAL              AVG LIFE      LOCKOUT/       SCHEDULED   INITIAL         EXPECTED
   OFFERED      CERTIFICATE             TO CALL   WINDOW TO CALL    MATURITY     CREDIT       RATINGS (F)
CERTIFICATES      BALANCE     COUPON    (YEARS)      (MONTHS)         DATE      SUPPORT   (MOODY'S/S&P/FITCH)
------------   ------------   ------   --------   --------------   ----------   -------   -------------------

     IA1       $176,603,000   (D)(E)     1.00          0 / 22       7/25/2025    23.25%       Aaa/AAA/AAA
     IA2        182,820,000   (D)(E)     3.00         21 / 62       9/25/2034    23.25%       Aaa/AAA/AAA
     IA3         24,010,000   (D)(E)     6.90         82 / 1       10/25/2035    23.25%       Aaa/AAA/AAA
      M1         40,000,000   (D)(E)     4.95         45 / 38      10/25/2035    19.25%      Aa1/[AAA]/AA+
      M2         37,000,000   (D)(E)     4.83         42 / 41      10/25/2035    15.55%      Aa2/[AA+]/AA+
      M3         21,500,000   (D)(E)     4.76         41 / 42      10/25/2035    13.40%       Aa3/[AA+]/AA
      M4         19,500,000   (D)(E)     4.73         40 / 43      10/25/2035    11.45%       A1/[AA]/AA-
      M5         17,500,000   (D)(E)     4.70         39 / 44      10/25/2035     9.70%        A2/[AA]/A+
      M6         16,500,000   (D)(E)     4.68         38 / 45      10/25/2035     8.05%        A3/[A+]/A-
      B1         15,000,000   (D)(E)     4.67         37 / 46      10/25/2035     6.55%      Baa1/[A+]/BBB+
      B2         13,000,000   (D)(E)     4.64         37 / 46      10/25/2035     5.25%       Baa2/[A]/BBB
      B3         11,000,000   (D)(E)     4.64         37 / 46      10/25/2035     4.15%     Baa3/[BBB+]/BBB
      B4          7,500,000   (D)(E)     4.64         36 / 47      10/25/2035     3.40%      Ba1/[BBB]/BBB-
      B5         10,000,000   (D)(E)     4.62         36 / 47      10/25/2035     2.40%      Ba2/[BBB-]/BB+
NOT OFFERED HEREBY
     IIA        384,067,000   (D)(E)       Not Offered Hereby      10/25/2035    23.25%       Aaa/AAA/AAA
      B6          8,000,000   (D)(E)       Not Offered Hereby      10/25/2035     1.60%       NR/[BB+]/BB
      B7         10,500,000   (D)(E)       Not Offered Hereby      10/25/2035     0.55%        NR/[BB]/NR


NOTES:

(A)  100% PREPAYMENT ASSUMPTION:
     Fixed Rate Mortgage Loans:        4.6% CPR in month 1 of the life of the
                                       loan, building to 23.0% CPR by
                                       month 12
                                       23.0% CPR on and after month 12

     Adjustable Rate Mortgage Loans:   5.0% CPR in month 1 of the life of the
                                       loan, building to 27.0% by month 12
                                       27.0% CPR for months 12-23
                                       60.0% CPR for months 24-27
                                       30.0% CPR on and after month 28

(B)  Transaction priced to Optional Termination.

(C)  The principal balance of each Class of Certificates is subject to a 5%
     variance.

(D)  The lesser of (a) the related Pass-Through Rate and (b) the related Net
     Funds Cap.

(E)  If the Optional Termination is not exercised, the margins for the Class A
     Certificates will double and the margins for the Class M and Class B
     Certificates will increase to 1.5x their initial margins.

(F)  RATING AGENCY CONTACTS
     Moody's                           Michael Zoccoli (212) 553-1012
     S&P                               Brian Weller (212) 438-1934
     Fitch                             Sarah Wanchock (212) 908-0723

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 4                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

DEPOSITOR:                       Aegis Asset Backed Securities Corporation

SPONSOR, SELLER AND
SUB-SERVICER:                    Aegis Mortgage Corporation. The Sub-Servicer
                                 has a subprime mortgage servicer rating of
                                 "Average" from S&P.

TRUSTEE:                         Wachovia Bank, National Association

MASTER SERVICER, CUSTODIAN
AND SECURITIES ADMINISTRATOR:    Wells Fargo Bank, N. A

SERVICER:                        Ocwen Loan Servicing, LLC ("Ocwen"). Ocwen has
                                 a subprime mortgage servicer rating of "SQ2-"
                                 from Moody's Investors Service ("Moody's"),
                                 "RPS2" from Fitch Ratings ("Fitch") and
                                 "Strong" from Standard and Poor's ("S&P").

CREDIT RISK MANAGER:             MortgageRamp Inc. ("MortgageRamp").
                                 MortgageRamp's primary function will be to
                                 monitor and advise the Sub-Servicer with
                                 respect to default management.

UNDERWRITERS:                    Lead Manager:   Credit Suisse First Boston LLC

                                 Co-Managers:    Bear, Stearns & Co. Inc.
                                                 Lehman Brothers
                                                 UBS Securities LLC

SWAP COUNTERPARTY:               Bear Stearns Financial Products Inc.

THE CERTIFICATES:                The Aegis Asset Backed Securities Trust
                                 Mortgage Pass-Through Certificates, Series
                                 2005-4, will issue 20 classes of certificates
                                 (the "Certificates"): The Class IA1, Class IA2,
                                 Class IA3 and Class IIA Certificates (together,
                                 the "Class A Certificates"); the Class M1,
                                 Class M2, Class M3, Class M4, Class M5 and
                                 Class M6 Certificates (together, the "Class M
                                 Certificates"); the Class B1, Class B2, Class
                                 B3, Class B4, Class B5, Class B6 and Class B7
                                 Certificates (together, the "Class B
                                 Certificates"); and the Class P, Class X and
                                 Class R Certificates. The Class A Certificates
                                 are also referred to herein as the "Senior
                                 Certificates," and the Class M and Class B
                                 Certificates are referred to herein as the
                                 "Subordinate Certificates." The Class IA1,
                                 Class IA2 and Class IA3 Certificates are also
                                 referred to herein as the "Offered Senior
                                 Certificates". The Class IIA Certificates are
                                 also referred to herein as the "Non-Offered
                                 Senior Certificates". The Class M Certificates,
                                 along with the Class B1, Class B2, Class B3,
                                 Class B4 and Class B5 Certificates are referred
                                 to herein as the "Offered Subordinate
                                 Certificates". The Class B6 and Class B7
                                 Certificates are referred to herein as the
                                 "Non-Offered Subordinate Certificates". Only
                                 the Offered Senior Certificates and the Offered
                                 Subordinate Certificates will be offered hereby
                                 (collectively, the "Offered Certificates").

CUT-OFF DATE:                    August 1, 2005

EXPECTED PRICING DATE:           Week of August 15, 2005

CLOSING DATE:                    On or about August 30, 2005

DISTRIBUTION DATE:               The 25th day of each month or, if the 25th day
                                 is not a business day, on the

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 5                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                                 next succeeding business day, beginning in
                                 September 2005.

DELAY DAYS:                      0 days.

DAY COUNT:                       Interest will accrue on the Senior Certificates
                                 and the Subordinate Certificates on the basis
                                 of a 360-day year and the actual number of days
                                 elapsed in each Accrual Period.

RECORD DATE:                     With respect to any Distribution Date, the
                                 business day immediately preceding such
                                 Distribution Date.

ACCRUAL PERIOD:                  With respect to any Distribution Date, the
                                 period beginning on the immediately preceding
                                 Distribution Date (or on the Closing Date, in
                                 the case of the first Accrual Period) and
                                 ending on the day immediately preceding the
                                 related Distribution Date.

COLLECTION PERIOD:               With respect to any Distribution Date, the
                                 period beginning on the second day of the
                                 calendar month immediately preceding the month
                                 in which such Distribution Date occurs and
                                 ending on the first day of the month in which
                                 such Distribution Date occurs.

FORM OF REGISTRATION:            Book-Entry form, same day funds through DTC,
                                 Clearstream and Euroclear.

TAX STATUS:                      Each of the Senior Certificates, the
                                 Subordinate Certificates, the Class P
                                 Certificates and the Class X Certificates will
                                 represent ownership of "regular interests" in a
                                 REMIC. The Class R Certificates will represent
                                 the sole class of "residual interest" in each
                                 of the REMICs.

ERISA ELIGIBILITY:               The Class IIA Certificates and the Offered
                                 Certificates are expected to be eligible for
                                 purchase by employee benefit plans or other
                                 retirement arrangements subject to ERISA or
                                 Section 4975 of the Internal Revenue Code of
                                 1986, provided that certain conditions are
                                 satisfied (as described in the prospectus
                                 supplement).

SMMEA TREATMENT:                 The Senior Certificates and the Subordinate
                                 Certificates will not constitute "mortgage
                                 related securities" for purposes of SMMEA.

MORTGAGE LOANS:                  The collateral will consist of conventional
                                 first and second lien, adjustable and fixed
                                 rate, fully amortizing and balloon residential
                                 mortgage loans (the "Mortgage Loans"). The
                                 statistical calculation pool described herein
                                 consists of two groups of Mortgage Loans, "Loan
                                 Group I" and "Loan Group II".

                                 Loan Group I will consist of fixed-rate and
                                 adjustable-rate residential Mortgage Loans
                                 secured by 93.44% first liens and 6.56% second
                                 liens on mortgaged properties that may or may
                                 not conform to Freddie Mac loan limits.
                                 Approximately 23.71% of Loan Group I will
                                 consist of interest only Mortgage Loans. The
                                 fixed-rate, interest only loans have a weighted
                                 average IO term of 60 months. The adjustable
                                 -rate, interest only loans have a weighted
                                 average IO term of 60 months.

                                 Loan Group II will consist of fixed-rate and
                                 adjustable-rate residential Mortgage Loans
                                 secured by 96.61% first liens and 3.39% second
                                 liens on mortgaged properties that will conform
                                 to Freddie Mac loan limits.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 6                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                                 Approximately 16.44% of Loan Group II will
                                 consist of interest only Mortgage Loans. The
                                 fixed-rate, interest only loans have a weighted
                                 average

                                 IO term of 60 months. The adjustable-rate,
                                 interest only loans have a weighted average IO
                                 term of 60 months.

                                 The Sponsor, the Seller and the Sub-Servicer
                                 may solicit borrowers using general and
                                 targeted solicitations (which may be based upon
                                 mortgage loan characteristics including, but
                                 not limited to, interest rate, payment history
                                 or geographic location) as well as
                                 solicitations to borrowers whom they believe
                                 may be considering refinancing their mortgage
                                 loans.

                                 For collateral statistics please refer to Part
                                 II of II of the Aegis Asset Backed Securities
                                 Trust Mortgage Pass-Through Certificates,
                                 Series 2005-4 New Issue Computational
                                 Materials.

OPTIONAL TERMINATION:            The majority holders of the Class X
                                 Certificates (or the Servicer, if the Class X
                                 Certificateholders do not do so) may, at their
                                 option, purchase the Mortgage Loans on or after
                                 the later of (a) any Distribution Date
                                 following the month in which the total
                                 principal balance of the Mortgage Loans
                                 declines to less than 10% of the Cut-off Date
                                 Pool Balance and (b) the Distribution Date in
                                 November 2009 (the later of such Distribution
                                 Dates the "Initial Purchase Date").

SPREAD INCREASE:                 If the option to purchase the Mortgage Loans is
                                 not exercised on the Initial Purchase Date by
                                 the majority Class X Certificateholders (or the
                                 Servicer, if such Class X Certificateholders do
                                 not do so), then with respect to the following
                                 Distribution Date and each succeeding
                                 Distribution Date thereafter, the margins on
                                 the Class A Certificates will double and the
                                 margins on the Class M and Class B Certificates
                                 will increase by a 1.5x multiple.

SERVICING FEE:                   With respect to any Distribution Date, 50 basis
                                 points (0.50%) per annum on the outstanding
                                 principal balance of each Mortgage Loan as of
                                 the first day of the related Collection Period.

CREDIT RISK MANAGEMENT FEE:      With respect to any Distribution Date, 1.25
                                 basis points (0.0125%) per annum on the
                                 outstanding principal balance of each Mortgage
                                 Loan as of the first day of the related
                                 Collection Period.

COMBINED MASTER SERVICER,
CUSTODIAN, SECURITIES
ADMINISTRATOR AND TRUSTEE FEE:   In lieu of fees, the Master Servicer, Custodian
                                 and the Securities Administrator will be
                                 compensated through reinvestment income on
                                 monies held in certain accounts of the trust
                                 fund. The Master Servicer will pay the Trustee
                                 Fee out of such reinvestment income.

CERTIFICATE RATE:                The Certificate Rate on each Class of Senior
                                 Certificates and Subordinate Certificates is
                                 equal to the lesser of (i) the related
                                 Pass-Through Rate and (ii) the related Net
                                 Funds Cap.

PASS-THROUGH RATE:               With respect to the Senior Certificates and the
                                 Subordinate Certificates, a per

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 7                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                                 annum rate equal to the lesser of (a) One-Month
                                 LIBOR plus the applicable margin for each Class
                                 or (b) the applicable Maximum Interest Rate.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 8                                          [AEGIS MORTGAGECORPORATION LOGO]
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GROUP I OPTIMAL
INTEREST REMITTANCE AMOUNT:      The Group I Optimal Interest Remittance Amount
                                 with respect to each Distribution Date will be
                                 equal to the product of (A) (x) the weighted
                                 average of the Net Mortgage Rates of Loan Group
                                 I as of the first day of the related Collection
                                 Period (as defined herein) and adjusted for
                                 prepayments received and distributed on the
                                 prior Distribution Date divided by (y) 12 and
                                 (B) the Pool Balance of Loan Group I as of the
                                 first day of the related Collection Period.

GROUP II OPTIMAL
INTEREST REMITTANCE AMOUNT:      The Group II Optimal Interest Remittance Amount
                                 with respect to each Distribution Date will be
                                 equal to the product of (A) (x) the weighted
                                 average of the Net Mortgage Rates of Loan Group
                                 II as of the first day of the related
                                 Collection Period (as defined herein) and
                                 adjusted for prepayments received and
                                 distributed on the prior Distribution Date
                                 divided by (y) 12 and (B) the Pool Balance of
                                 Loan Group II as of the first day of the
                                 related Collection Period.

GROUP I NET FUNDS CAP:           With respect to each Distribution Date will be
                                 an annual rate equal to (a) a fraction,
                                 expressed as a percentage, the numerator of
                                 which is the product of (1) (i) the Group I
                                 Optimal Interest Remittance Amount for such
                                 date minus (ii) the lesser of any net swap
                                 payment or swap termination payment owed to the
                                 Swap Counterparty for such Distribution Date
                                 allocable to Loan Group I and the Group I
                                 Optimal Interest Remittance Amount and (2) 12,
                                 and the denominator of which is the Pool
                                 Balance of Loan Group I as of the first day of
                                 the related collection period, multiplied by
                                 (b) a fraction, the numerator of which is 30
                                 and the denominator of which is the actual
                                 number of days in the Accrual Period related to
                                 such Distribution Date.

                                 The net swap payments allocable to the Group I
                                 Net Funds Cap will be based on an allocation
                                 percentage equal to (a) the Pool Balance of
                                 Loan Group I divided by (b) the aggregate Pool
                                 Balance.

GROUP II NET FUNDS CAP:          With respect to each Distribution Date will be
                                 an annual rate equal to (a) a fraction,
                                 expressed as a percentage, the numerator of
                                 which is the product of (1) (i) the Group II
                                 Optimal Interest Remittance Amount for such
                                 date minus (ii) the lesser of any net swap
                                 payment or swap termination payment owed to the
                                 Swap Counterparty for such Distribution Date
                                 allocable to Loan Group II and the Group II
                                 Optimal Interest Remittance Amount and (2) 12,
                                 and the denominator of which is the Pool
                                 Balance of Loan Group II as of the first day of
                                 the related collection period, multiplied by
                                 (b) a fraction, the numerator of which is 30
                                 and the denominator of which is the actual
                                 number of days in the Accrual Period related to
                                 such Distribution Date.

                                 The net swap payments allocable to the Group II
                                 Net Funds Cap will be based on an allocation
                                 percentage equal to (a) the Pool Balance of
                                 Loan Group II divided by (b) the aggregate Pool
                                 Balance.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 9                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

AGGREGATE NET FUNDS CAP:         With respect to each Distribution Date will
                                 equal the weighted average of the Loan Group I
                                 Net Funds Cap and the Loan Group II Net Funds
                                 Cap, weighted on the basis of the Pool
                                 Subordinate Amount for each Mortgage Pool.

POOL SUBORDINATE AMOUNT:         The "Pool Subordinate Amount" as to any Loan
                                 Group and any Distribution Date is the excess
                                 of the Pool Balance for such Loan Group for the
                                 immediately preceding Distribution Date over
                                 the aggregate class principal amount of the
                                 Class IA1, Class IA2 and Class IA3 Certificates
                                 (in the case of Group I) or the class principal
                                 amount of the Class IIA Certificates (in the
                                 case of Group II), immediately prior to the
                                 related Distribution Date.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 10                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

SWAP AGREEMENT:                  On the Closing Date, the Trustee will enter
                                 into a Swap Agreement with an initial notional
                                 amount of approximately $787.2 million. Under
                                 the Swap Agreement, on each Distribution Date,
                                 the Securities Administrator, on behalf of the
                                 Supplemental Interest Trust (as defined
                                 herein), will be obligated to pay the Swap
                                 Counterparty an amount equal to 4.422% (per
                                 annum) on the swap notional amount based upon a
                                 30/360 day count convention (or in the case of
                                 the first Distribution Date, the number of days
                                 from and including the Closing Date to but
                                 excluding the first Distribution Date based on
                                 a 30-day month) and the Securities
                                 Administrator, on behalf of the Supplemental
                                 Interest Trust, will be entitled to receive
                                 from the Swap Counterparty an amount equal to
                                 One-Month LIBOR (as determined pursuant to the
                                 Swap Agreement) on the swap notional amount
                                 accrued during the related swap accrual period,
                                 based upon an Actual/360 day count convention
                                 (or, for the first Distribution Date, the
                                 actual number of days elapsed from the Closing
                                 Date to but excluding the first Distribution
                                 Date) until the swap is retired. Only the net
                                 amount of the two obligations above will be
                                 paid by the appropriate party. To the extent
                                 that the Securities Administrator, on behalf of
                                 the Supplemental Interest Trust, is obliged to
                                 make a payment to the Swap Counterparty on a
                                 Distribution Date, amounts otherwise available
                                 to Certificateholders will be applied to make
                                 such payment. Shown below is the swap notional
                                 amount schedule.

                                 PERIOD   NOTIONAL BALANCE ($)
                                 ------   --------------------
                                    1          787,200,000
                                    2          777,893,997
                                    3          768,057,798
                                    4          756,510,990
                                    5          741,240,980
                                    6          723,526,939
                                    7          702,695,093
                                    8          677,484,990
                                    9          648,767,985
                                   10          616,072,242
                                   11          579,763,130
                                   12          546,161,091
                                   13          516,559,142
                                   14          492,706,232
                                   15          471,789,660
                                   16          451,185,947
                                   17          432,351,050
                                   18          415,516,759
                                   19          399,894,957
                                   20          384,498,179
                                   21          368,397,781
                                   22          350,693,225
                                   23          321,796,052
                                   24          285,008,841
                                   25          258,978,486
                                   26          240,292,810
                                   27          224,743,557
                                   28          209,529,658
                                   29          194,727,066
                                   30          181,773,958
                                   31          170,808,517
                                   32          161,316,774
                                   33          152,174,570
                                   34          142,611,152
                                   35          132,655,450
                                   36          123,450,595
                                   37          114,809,821
                                   38          106,654,797
                                   39           99,002,380
                                   40           92,165,823
                                   41           86,105,318
                                   42           80,707,912
                                   43           75,695,280
                                   44           70,979,222
                                   45           66,530,402
                                   46           62,289,134
                                   47           58,236,380
                                   48           54,348,580
                                   49           50,520,017
                                   50           46,750,139
                                   51           43,072,716

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 11                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

NET MORTGAGE RATE:               For any Mortgage Loan at any time equals the
                                 Mortgage Rate thereof minus the Aggregate
                                 Expense Rate.

AGGREGATE EXPENSE RATE:          For any Mortgage Loan equals the Servicing Fee.

POOL BALANCE:                    As of any date of determination will be equal
                                 to the aggregate of the Scheduled Principal
                                 Balances of the Mortgage Loans as of such date.

CURRENT INTEREST:                The interest accrued during the related Accrual
                                 Period at the applicable Certificate Rate.

CARRYFORWARD INTEREST:           With respect to any Class of Class A, Class M
                                 or Class B Certificates and any Distribution
                                 Date will equal the sum of (1) the amount, if
                                 any, by which (x) the sum of (A) Current
                                 Interest for such Class for the immediately
                                 preceding Distribution Date and (B) any unpaid
                                 Carryforward Interest from the previous
                                 Distribution Date exceeds (y) the amount
                                 distributed in respect of interest on such
                                 Class on such immediately preceding
                                 Distribution Date and (2) interest on such
                                 amount for the related Accrual Period at the
                                 applicable Certificate Rate.

GROUP I
MAXIMUM INTEREST RATE:           The "Group I Maximum Interest Rate" with
                                 respect to any Distribution Date will be an
                                 annual rate equal to (a) the product, expressed
                                 as a percentage, of (1) the amount, if any, by
                                 which the weighted average of the maximum Group
                                 I Mortgage Rates specified in the related
                                 mortgage notes for the Group I Mortgage Loans
                                 exceeds the Aggregate Expense Rate and (2) a
                                 fraction, the numerator of which is 30 and the
                                 denominator of which is the actual number of
                                 days in the Accrual Period related to such
                                 Distribution Date; plus (b) the product,
                                 expressed as a percentage, of (1) the amount of
                                 any net swap payment owed by the Swap
                                 Counterparty for such Distribution Date divided
                                 by the Pool Balance for Loan Group I as of the
                                 beginning of the related Collection Period and
                                 (2) a fraction, the numerator of which is 360
                                 and the denominator of which is the actual
                                 number of days in the Accrual Period related to
                                 such Distribution Date; minus (c) the product,
                                 expressed as a percentage, of (1) the amount of
                                 any net swap payment owed to the Swap
                                 Counterparty for such Distribution Date divided
                                 by the Pool Balance for Loan Group I as of the
                                 beginning of the related Collection Period and
                                 (2) a fraction, the numerator of which is 360
                                 and the denominator of which is the actual
                                 number of days in the Accrual Period related to
                                 such Distribution Date.

                                 The net swap payments allocable to the Group I
                                 Maximum Interest Rate will be based on an
                                 allocation percentage equal to (a) the Pool
                                 Balance of Loan Group I divided by (b) the
                                 aggregate Pool Balance.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 12                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

GROUP II
MAXIMUM INTEREST RATE:           The "Group II Maximum Interest Rate" with
                                 respect to any Distribution Date will be an
                                 annual rate equal to (a) the product, expressed
                                 as a percentage, of (1) the amount, if any, by
                                 which the weighted average of the maximum Group
                                 II Mortgage Rates specified in the related
                                 mortgage notes for the Group II Mortgage Loans
                                 exceeds the Aggregate Expense Rate and (2) a
                                 fraction, the numerator of which is 30 and the
                                 denominator of which is the actual number of
                                 days in the Accrual Period related to such
                                 Distribution Date; plus (b) the product,
                                 expressed as a percentage, of (1) the amount of
                                 any net swap payment owed by the Swap
                                 Counterparty for such Distribution Date divided
                                 by the Pool Balance for Loan Group II as of the
                                 beginning of the related Collection Period and
                                 (2) a fraction, the numerator of which is 360
                                 and the denominator of which is the actual
                                 number of days in the Accrual Period related to
                                 such Distribution Date; minus (c) the product,
                                 expressed as a percentage, of (1) the amount of
                                 any net swap payment owed to the Swap
                                 Counterparty for such Distribution Date divided
                                 by the Pool Balance for Loan Group II as of the
                                 beginning of the related Collection Period and
                                 (2) a fraction, the numerator of which is 360
                                 and the denominator of which is the actual
                                 number of days in the Accrual Period related to
                                 such Distribution Date.

                                 The net swap payments allocable to the Group II
                                 Maximum Interest Rate will be based on an
                                 allocation percentage equal to (a) the Pool
                                 Balance of Loan Group II divided by (b) the
                                 aggregate Pool Balance.

AGGREGATE
MAXIMUM INTEREST RATE:           With respect to each Distribution Date will
                                 equal the weighted average of the Loan Group I
                                 Maximum Interest Rate and the Loan Group II
                                 Maximum Interest Rate, weighted on the basis of
                                 the Pool Subordinate Amount for each Mortgage
                                 Pool.

BASIS RISK SHORTFALL AMOUNT:     To the extent that (a) the amount of interest
                                 payable to a class at its Pass- Through Rate
                                 exceeds (b) its Net Funds Cap (such excess, a
                                 "Basis Risk Shortfall"), that class will be
                                 entitled to the amount of such Basis Risk
                                 Shortfall, plus interest thereon at the
                                 applicable Pass-Through Rate until paid. Such
                                 amounts are payable to the extent of available
                                 funds, in the priorities described herein.

CREDIT ENHANCEMENT:              For each class of Senior Certificates and
                                 Subordinate Certificates, credit enhancement
                                 will consist of the following:

                                 (1)   Excess interest (excluding net swap
                                       payments received from the Swap
                                       Counterparty)

                                 (2)   Any net swap payments received from the
                                       Swap Counterparty

                                 (3)   Overcollateralization (initially,
                                       approximately 0.55%).

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 13                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

ALLOCATION OF LOSSES:            The amount of losses on the Mortgage Loans, to
                                 the extent that such losses exceed excess
                                 interest, any remaining net swap payment
                                 received by the Trustee from the Swap
                                 Counterparty and any overcollateralization,
                                 will be applied sequentially to reduce the
                                 principal amount of the Class B7, B6, B5, B4,
                                 B3, B2, B1, M6, M5, M4, M3, M2 and M1
                                 Certificates, in that order, until each such
                                 class is reduced to zero. Losses will not be
                                 applied to reduce the principal amount of the
                                 Class A Certificates.

OVERCOLLATERALIZATION TARGET:    Prior to the Stepdown Date, 0.55% of the
                                 Cut-off Date Pool Balance. On or after the
                                 Stepdown Date, 1.10% of the aggregate
                                 outstanding principal balance of the Mortgage
                                 Loans, subject to a floor of 0.50% of the
                                 Cut-off Date Pool Balance; provided, however,
                                 that if a Trigger Event has occurred and is
                                 continuing on the related Distribution Date,
                                 the Overcollateralization Target will be the
                                 same as the Overcollateralization Target on the
                                 preceding Distribution Date (i.e. no stepdown
                                 will occur).

TRIGGER EVENT:                   A Trigger Event will have occurred if the
                                 three-month rolling average of the 60+ Day
                                 Delinquency percentage for the three prior
                                 Collection Periods equals or exceeds 32.30% of
                                 the senior enhancement percentage or if the
                                 cumulative realized losses exceeds the
                                 following percentage of the Cut-off Date Pool
                                 Balance on the respective Distribution Date.

                                 DISTRIBUTION DATE   PERCENTAGE
                                 -----------------   ----------
                                      25 - 36           1.45%
                                      37 - 48           3.25%
                                      49 - 60           5.10%
                                      61 - 72           6.60%
                                        73 +            7.40%

STEPDOWN DATE:                   The earlier of (1) the Distribution Date on
                                 which the total principal amount of the Senior
                                 Certificates has been reduced to zero and (2)
                                 the later of (a) the Distribution Date in
                                 September 2008 and (b) the first Distribution
                                 Date on which the senior enhancement percentage
                                 (calculated for this purpose after giving
                                 effect to payments or other recoveries in
                                 respect of the Mortgage Loans during the
                                 related Collection Period but before giving
                                 effect to distributions on the Certificates on
                                 such Distribution Date) is greater than or
                                 equal to 46.50%.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 14                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

INTEREST PRIORITY OF PAYMENTS:   On each Distribution Date, the interest
                                 received or advanced will be distributed in the
                                 following order of priority, in each case, to
                                 the extent of funds remaining:

                                 (1)  To pay the Servicing Fee;

                                 (2)  To the Supplemental Interest Trust any net
                                      swap payments for such Distribution Date
                                      and any swap termination amount (not
                                      triggered by the Swap Counterparty)
                                      payable to the Swap Counterparty;

                                 (3)  To pay Current Interest and Carryforward
                                      Interest to the Class A Certificates. With
                                      respect to Loan Group I, to the Class IA
                                      Certificates, pro rata; with respect to
                                      Loan Group II, to the Class IIA
                                      Certificates;

                                 (4)  To pay Current Interest and Carryforward
                                      Interest to Classes M1, M2, M3, M4, M5,
                                      M6, B1, B2, B3, B4, B5, B6 and B7
                                      sequentially;

                                 (5)  To pay the Credit Risk Management Fee;

                                 (6)  To pay to the Trustee, previously
                                      unreimbursed extraordinary costs,
                                      liabilities and expenses, to the extent
                                      provided in the Pooling and Servicing
                                      Agreement;

                                 (7)  To pay the holders of the Senior
                                      Certificates and Subordinate Certificates
                                      in respect of principal (in the order of
                                      priority as described herein under
                                      "Principal Priority of Payments"), to
                                      maintain the Overcollateralization Target;

                                 (8)  To pay, pro rata, to Class A, and then,
                                      sequentially, to Classes M1, M2, M3, M4,
                                      M5, M6, B1, B2, B3, B4, B5, B6 and B7, any
                                      Basis Risk Shortfalls and Unpaid Basis
                                      Risk Shortfalls;

                                 (9)  To pay, sequentially, to Classes M1, M2,
                                      M3, M4, M5, M6, B1, B2, B3, B4, B5, B6 and
                                      B7 the amount of any allocated Realized
                                      Losses remaining unpaid; and

                                 (10) To the Supplemental Interest Trust any
                                      swap termination amount (triggered by the
                                      Swap Counterparty) payable to the Swap
                                      Counterparty;

                                 (11) Any interest or principal remaining, to
                                      pay remaining amounts to the holders of
                                      the Class X Certificates.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 15                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

PRINCIPAL PRIORITY OF
PAYMENTS:                        On each Distribution Date, the principal
                                 received or advanced will be deposited to the
                                 Supplemental Interest Trust to the extent of
                                 any swap termination payment due and remaining
                                 unpaid (after application of interest received
                                 or advanced for this purpose on such
                                 Distribution Date) and then in the following
                                 order of priority, in each case, to the extent
                                 of funds remaining:

                                 Prior to the Stepdown Date, or if a Trigger
                                 Event is in effect, the Class A Certificates
                                 (as described in the Class A Principal Priority
                                 of Payments) will receive the principal
                                 collected on the related Mortgage Loans plus
                                 any excess interest and any remaining net swap
                                 payment received from the Swap Counterparty
                                 required to maintain the Overcollateralization
                                 Target until the aggregate Certificate
                                 Principal Balances of the Class A Certificates
                                 has been reduced to zero. The Subordinate
                                 Certificates will not receive any principal
                                 payments until the Stepdown Date.

                                 On or after the Stepdown Date, if no Trigger
                                 Event is in effect, principal paid on the Class
                                 A Certificates (as described in the Class A
                                 Principal Priority of Payments) will be an
                                 amount such that the Class A Certificates will
                                 maintain a 46.50% Credit Enhancement Percentage
                                 (based on 2x the Class A Initial Target Credit
                                 Enhancement Percentage).

                                 On or after the Stepdown Date, if no Trigger
                                 Event is in effect, principal will be paid on
                                 Subordinate Certificates in the following
                                 order:

                                 (1)  To the Class M1 Certificates until it
                                      reaches a 38.50% Target Credit Enhancement
                                      Percentage (based on 2x the Class M1
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (2)  To the Class M2 Certificates until it
                                      reaches a 31.10% Target Credit Enhancement
                                      Percentage (based on 2x the Class M2
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (3)  To the Class M3 Certificates until it
                                      reaches a 26.80% Target Credit Enhancement
                                      Percentage (based on 2x the Class M3
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (4)  To the Class M4 Certificates until it
                                      reaches a 22.90% Target Credit Enhancement
                                      Percentage (based on 2x the Class M4
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (5)  To the Class M5 Certificates until it
                                      reaches a 19.40% Target Credit Enhancement
                                      Percentage (based on 2x the Class M5
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (6)  To the Class M6 Certificates until it
                                      reaches a 16.10% Target Credit Enhancement
                                      Percentage (based on 2x the Class M6
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (7)  To the Class B1 Certificates, until it
                                      reaches a 13.10% Target Credit Enhancement
                                      Percentage (based on 2x the Class B1
                                      Initial Target Credit Enhancement
                                      Percentage);

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 16                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                                 (8)  To the Class B2 Certificates, until it
                                      reaches a 10.50% Target Credit Enhancement
                                      Percentage (based on 2x the Class B2
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (9)  To the Class B3 Certificates, until it
                                      reaches a 8.30% Target Credit Enhancement
                                      Percentage (based on 2x the Class B3
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (10) To the Class B4 Certificates, until it
                                      reaches a 6.80% Target Credit Enhancement
                                      Percentage (based on 2x the Class B4
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (11) To the Class B5 Certificates, until it
                                      reaches a 4.80% Target Credit Enhancement
                                      Percentage (based on 2x the Class B5
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (12) To the Class B6 Certificates, until it
                                      reaches a 3.20% Target Credit Enhancement
                                      Percentage (based on 2x the Class B6
                                      Initial Target Credit Enhancement
                                      Percentage); and

                                 (13) To the Class B7 Certificates, until it
                                      reaches a 1.10% Target Credit Enhancement
                                      Percentage (based on 2x the Class B7
                                      Initial Target Credit Enhancement
                                      Percentage).

                                 Any principal received or advanced remaining
                                 will be distributed alongside the remaining
                                 interest remittance amount received or advanced
                                 as described in clauses (8) through and
                                 including (11) in the section "Interest
                                 Priority of Payments."

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 17                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

SUPPLEMENTAL INTEREST TRUST:     Funds deposited into the Supplemental Interest
                                 Trust on a Distribution Date will include:

                                 (i)  any net swap payments for such
                                      Distribution Date and any swap termination
                                      amount payable to the Swap Counterparty
                                      deposited as described in clause (2) and
                                      (10) in the section "Interest Priority of
                                      Payments" above;

                                 (ii) any swap termination amount payable to the
                                      Swap Counterparty deposited as described
                                      in the section "Principal Priority of
                                      Payments" above; and

                                 (iii) any net swap payments received from the
                                      Swap Counterparty for such Distribution
                                      Date.

                                 Funds in the Supplemental Interest Trust will
                                 be distributed in the following priority:

                                 (1)  To the Swap Counterparty, any net swap
                                      payments owed for such Distribution Date;

                                 (2)  To the Swap Counterparty, any swap
                                      termination payment;

                                 (3)  To the holders of the Class A
                                      Certificates, to pay Current Interest and
                                      Carryforward Interest, on a pro rata
                                      basis, to the extent unpaid from interest
                                      received or advanced from the Mortgage
                                      Loans as described in clause (3) in the
                                      section "Interest Priority of Payments"
                                      above;

                                 (4)  To the holders of the Subordinate
                                      Certificates, to pay Current Interest and
                                      Carryforward Interest, sequentially, to
                                      the extent unpaid from interest received
                                      or advanced from the Mortgage Loans as
                                      described in clause (4) in the section
                                      "Interest Priority of Payments" above;

                                 (5)  To the Certificateholders, to pay pro
                                      rata, to Class A, and then sequentially to
                                      Classes M1, M2, M3, M4, M5, M6, B1, B2,
                                      B3, B4, B5, B6 and B7 any Basis Risk
                                      Shortfalls and Unpaid Basis Risk
                                      Shortfalls to the extent unpaid from
                                      interest received or advanced from the
                                      Mortgage Loans as described in clause (8)
                                      in the section "Interest Priority of
                                      Payments" above;

                                 (6)  To the Certificateholders, to pay as
                                      principal according to the section
                                      "Principal Priority of Payments" above, to
                                      Classes A (further described in the Class
                                      A Principal Priority of Payments), M1, M2,
                                      M3, M4, M5, M6, B1, B2, B3, B4, B5, B6 and
                                      B7 to maintain the Overcollateralization
                                      Target to the extent required after
                                      payment from interest received or advanced
                                      from the Mortgage Loans as described in
                                      clause (7) in the section "Interest
                                      Priority of Payments" above;

                                 (7)  To the Certificateholders, to pay
                                      sequentially to Classes M1, M2, M3, M4,
                                      M5, M6, B1, B2, B3, B4, B5, B6 and B7 the
                                      amount of any allocated Realized Losses
                                      remaining unpaid to the extent unpaid from
                                      interest received or advanced from the
                                      Mortgage Loans as described in clause (9)
                                      in the section "Interest Priority of
                                      Payments" above;

                                 (8)  To the holders of the Class X
                                      Certificates, any remaining amounts.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 18                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

CLASS A PRINCIPAL
PRIORITY OF PAYMENT:             For Loan Group I, the Group I portion of the
                                 principal payment to the Class A Certificates
                                 will be allocated as follows:

                                 1)   to the Class IA1 Certificates, until the
                                      certificate principal balance thereof is
                                      reduced to zero;

                                 2)   to the Class IA2 Certificates, until the
                                      certificate principal balance thereof is
                                      reduced to zero;

                                 3)   to the Class IA3 Certificates, until the
                                      certificate principal balance thereof is
                                      reduced to zero.

                                 For Loan Group II, the Group II portion of the
                                 principal payment to the Class A Certificates
                                 will be allocated to the Class IIA Certificates
                                 until the respective certificate principal
                                 balance thereof is reduced to zero.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 19                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

INITIAL TARGET CREDIT
ENHANCEMENT (% OF
INITIAL COLLATERAL BALANCE):
                                 A    23.25%
                                 M1   19.25%
                                 M2   15.55%
                                 M3   13.40%
                                 M4   11.45%
                                 M5    9.70%
                                 M6    8.05%
                                 B1    6.55%
                                 B2    5.25%
                                 B3    4.15%
                                 B4    3.40%
                                 B5    2.40%
                                 B6    1.60%
                                 B7    0.55%

TARGET CREDIT ENHANCEMENT
ON OR AFTER STEPDOWN DATE
(% OF CURRENT COLLATERAL
BALANCE):
                                 A    46.50%
                                 M1   38.50%
                                 M2   31.10%
                                 M3   26.80%
                                 M4   22.90%
                                 M5   19.40%
                                 M6   16.10%
                                 B1   13.10%
                                 B2   10.50%
                                 B3    8.30%
                                 B4    6.80%
                                 B5    4.80%
                                 B6    3.20%
                                 B7    1.10%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 20                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                       GROUP I NET FUNDS CAP SCHEDULE (1)

         GROUP I NET      GROUP I
          FUNDS CAP      EFFECTIVE
PERIOD       (%)       RATE (2) (%)
------   -----------   ------------
   1          N/A            N/A
   2         7.22          19.42
   3         6.99          19.24
   4         7.22          19.30
   5         6.99          19.07
   6         6.99          18.95
   7         7.73          19.19
   8         6.99          18.56
   9         7.22          18.42
  10         6.99          17.96
  11         7.22          17.70
  12         6.99          17.21
  13         6.99          16.91
  14         7.22          16.85
  15         6.99          16.53
  16         7.22          16.51
  17         6.99          16.20
  18         6.99          16.08
  19         7.74          16.45
  20         6.99          15.85
  21         7.22          15.86
  22         6.99          15.50
  23         7.23          15.17
  24         9.11          16.69
  25         9.16          16.51
  26         9.45          16.65
  27         9.13          16.37
  28         9.43          16.33
  29         9.12          15.78
  30         9.81          16.20
  31        10.50          16.56
  32         9.82          15.82
  33        10.14          15.92
  34         9.81          15.43
  35        10.14          15.46
  36        10.51          15.65
  37        10.57          15.49
  38        10.91          15.57
  39        10.56          15.04
  40        10.90          15.16
  41        10.55          14.68
  42        11.22          15.20
  43        12.45          16.18
  44        11.24          14.95
  45        11.61          15.15
  46        11.23          14.67
  47        11.60          14.87
  48        11.27          14.45
  49        11.28          14.32
  50        11.65          14.51
  51        11.27          14.00
  52        11.64          11.64
  53        11.25          11.25
  54        11.25          11.25
  55        12.47          12.47
  56        11.25          11.25
  57        11.63          11.63
  58        11.24          11.24
  59        11.61          11.61
  60        11.24          11.24
  61        11.24          11.24
  62        11.60          11.60
  63        11.22          11.22
  64        11.59          11.59
  65        11.21          11.21
  66        11.21          11.21
  67        12.40          12.40
  68        11.19          11.19
  69        11.56          11.56
  70        11.18          11.18
  71        11.55          11.55
  72        11.17          11.17
  73        11.16          11.16
  74        11.53          11.53
  75        11.15          11.15
  76        11.51          11.51
  77        11.14          11.14
  78        11.13          11.13
  79        11.89          11.89
  80        11.12          11.12
  81        11.48          11.48
  82        11.10          11.10
  83        11.47          11.47
  84        11.09          11.09

(1)  Assumes One-Month LIBOR and Six-Month LIBOR remain constant at 3.572% and
     4.023% respectively in the first Distribution Date and increase instantaneously to 20.00% after the first Distribution Date. The cashflows are run to the Optional Termination at the pricing speed.

(2)  The Group I effective net funds cap rate ("Group I Effective Rate") is the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) (i) the Group I Optimal Interest
     Remittance Amount for such date minus (ii) any net swap payment allocable to Loan Group I owed to the Swap Counterparty for such Distribution Date plus (iii) any net swap payment allocable to Loan Group I paid by the Swap
     Counterparty for such Distribution Date and (2) 12, and the denominator of which is the Pool Balance for Loan Group I for the immediately preceding
     Distribution Date, multiplied by (b) a fraction, the numerator of which is
     3 0 and the denominator of which is the actual number of days in the
     Accrual Period related to such Distribution Date.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 21                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                       GROUP II NET FUNDS CAP SCHEDULE (1)

         GROUP II NET     GROUP II
           FUNDS CAP      EFFECTIVE
PERIOD        (%)       RATE (2) (%)
------   ------------   ------------
   1           N/A            N/A
   2          7.24          19.43
   3          7.00          19.26
   4          7.24          19.32
   5          7.00          19.09
   6          7.00          18.96
   7          7.75          19.21
   8          7.00          18.58
   9          7.24          18.44
  10          7.00          17.97
  11          7.24          17.71
  12          7.00          17.22
  13          7.00          16.92
  14          7.24          16.86
  15          7.00          16.55
  16          7.24          16.52
  17          7.00          16.22
  18          7.00          16.09
  19          7.75          16.47
  20          7.00          15.86
  21          7.24          15.87
  22          7.00          15.52
  23          7.24          15.18
  24          9.17          16.75
  25          9.15          16.49
  26          9.43          16.63
  27          9.10          16.35
  28          9.40          16.30
  29          9.09          15.75
  30          9.79          16.18
  31         10.46          16.52
  32          9.78          15.78
  33         10.10          15.87
  34          9.77          15.38
  35         10.09          15.41
  36         10.51          15.65
  37         10.52          15.44
  38         10.87          15.53
  39         10.51          15.00
  40         10.86          15.11
  41         10.50          14.63
  42         11.20          15.18
  43         12.40          16.13
  44         11.19          14.89
  45         11.55          15.09
  46         11.17          14.61
  47         11.54          14.82
  48         11.24          14.41
  49         11.23          14.27
  50         11.60          14.46
  51         11.22          13.96
  52         11.58          11.58
  53         11.20          11.20
  54         11.22          11.22
  55         12.42          12.42
  56         11.21          11.21
  57         11.57          11.57
  58         11.19          11.19
  59         11.56          11.56
  60         11.19          11.19
  61         11.18          11.18
  62         11.55          11.55
  63         11.16          11.16
  64         11.53          11.53
  65         11.15          11.15
  66         11.15          11.15
  67         12.33          12.33
  68         11.13          11.13
  69         11.49          11.49
  70         11.11          11.11
  71         11.48          11.48
  72         11.10          11.10
  73         11.09          11.09
  74         11.45          11.45
  75         11.08          11.08
  76         11.44          11.44
  77         11.06          11.06
  78         11.06          11.06
  79         11.81          11.81
  80         11.04          11.04
  81         11.40          11.40
  82         11.02          11.02
  83         11.38          11.38
  84         11.01          11.01

(1)  Assumes One-Month LIBOR and Six-Month LIBOR remain constant at 3.572% and
     4.023% respectively in the first Distribution Date and increase instantaneously to 20.00% after the first Distribution Date. The cashflows are run to the Optional Termination at the pricing speed.

(2)  The Group II effective net funds cap rate ("Group II Effective Rate") is the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) (i) the Group II Optimal Interest
     Remittance Amount for such date minus (ii) any net swap payment allocable to Loan Group II owed to the Swap Counterparty for such Distribution Date plus (iii) any net swap payment allocable to Loan Group II paid by the Swap
     Counterparty for such Distribution Date and (2) 12, and the denominator of which is the Pool Balance for Loan Group II for the immediately preceding
     Distribution Date, multiplied by (b) a fraction, the numerator of which is
     30 and the denominator of which is the actual number of days in the Accrual
     Period related to such Distribution Date.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 22                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                      AGGREGATE NET FUNDS CAP SCHEDULE (1)

         AGGREGATE     AGGREGATE
         NET FUNDS     EFFECTIVE
PERIOD    CAP (%)    RATE (2) (%)
------   ---------   ------------
   1         N/A           N/A
   2        7.23         19.42
   3        6.99         19.25
   4        7.23         19.31
   5        6.99         19.08
   6        6.99         18.95
   7        7.74         19.20
   8        6.99         18.57
   9        7.23         18.43
  10        6.99         17.97
  11        7.23         17.70
  12        7.00         17.22
  13        7.00         16.92
  14        7.23         16.85
  15        7.00         16.54
  16        7.23         16.51
  17        7.00         16.21
  18        7.00         16.09
  19        7.75         16.46
  20        7.00         15.86
  21        7.23         15.86
  22        7.00         15.51
  23        7.23         15.18
  24        9.14         16.72
  25        9.16         16.50
  26        9.44         16.64
  27        9.11         16.36
  28        9.41         16.31
  29        9.11         15.76
  30        9.80         16.19
  31       10.48         16.54
  32        9.80         15.80
  33       10.12         15.89
  34        9.79         15.40
  35       10.11         15.44
  36       10.51         15.65
  37       10.55         15.46
  38       10.89         15.55
  39       10.53         15.02
  40       10.88         15.14
  41       10.52         14.65
  42       11.21         15.19
  43       12.43         16.15
  44       11.22         14.92
  45       11.58         15.12
  46       11.20         14.64
  47       11.57         14.85
  48       11.25         14.43
  49       11.26         14.29
  50       11.63         14.49
  51       11.24         13.98
  52       11.61         11.61
  53       11.23         11.23
  54       11.23         11.23
  55       12.44         12.44
  56       11.23         11.23
  57       11.60         11.60
  58       11.22         11.22
  59       11.59         11.59
  60       11.22         11.22
  61       11.21         11.21
  62       11.58         11.58
  63       11.19         11.19
  64       11.56         11.56
  65       11.18         11.18
  66       11.18         11.18
  67       12.37         12.37
  68       11.16         11.16
  69       11.53         11.53
  70       11.15         11.15
  71       11.51         11.51
  72       11.14         11.14
  73       11.13         11.13
  74       11.49         11.49
  75       11.11         11.11
  76       11.48         11.48
  77       11.10         11.10
  78       11.09         11.09
  79       11.85         11.85
  80       11.08         11.08
  81       11.44         11.44
  82       11.06         11.06
  83       11.43         11.43
  84       11.05         11.05

(1)  Assumes One-Month LIBOR and Six-Month LIBOR remain constant at 3.572% and
     4.023% respectively in the first Distribution Date and increase instantaneously to 20.00% after the first Distribution Date. The cashflows are run to the Optional Termination at the pricing speed.

(2)  The aggregate effective net funds cap rate ("Aggregate Effective Rate") is the annual rate equal to the weighted average of the Group I Effective Rate and the Group II Effective Rate, weighted on the basis of the Pool
     Subordinate Amount for each Mortgage Group.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 23                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                          PREPAYMENT SENSITIVITY TABLES

CLASS IA1 (TO CALL / TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%         50%         75%         100%        125%        150%
--------------------------               ---------   ---------   ---------   ---------   ---------   ----------

AVERAGE LIFE (YEARS)                         13.00        1.59        1.22        1.00        0.85         0.75
MODIFIED DURATION (YEARS)                     9.80        1.51        1.17        0.96        0.82         0.72
FIRST PRINCIPAL PAYMENT                  9/25/2005   9/25/2005   9/25/2005   9/25/2005   9/25/2005    9/25/2005
LAST PRINCIPAL PAYMENT                   7/25/2025   7/25/2008   9/25/2007   6/25/2007   2/25/2007   11/25/2006
PRINCIPAL LOCKOUT (MONTHS)                       0           0           0           0           0            0
PRINCIPAL WINDOW (MONTHS)                      239          35          25          22          18           15
ILLUSTRATIVE YIELD (30/360) AT PAR (%)        3.78        3.77        3.77        3.77        3.78         3.78


CLASS IA2 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%         50%         75%         100%        125%        150%
--------------------------               ---------   ---------   ---------   ---------   ---------   ----------

AVERAGE LIFE (YEARS)                         24.49        6.39        4.24        3.00        2.06         1.79
MODIFIED DURATION (YEARS)                    15.45        5.42        3.77        2.75        1.94         1.70
FIRST PRINCIPAL PAYMENT                  7/25/2025   7/25/2008   9/25/2007   6/25/2007   2/25/2007   11/25/2006
LAST PRINCIPAL PAYMENT                   8/25/2034   8/25/2019   2/25/2015   7/25/2012   7/25/2008   10/25/2007
PRINCIPAL LOCKOUT (MONTHS)                     238          34          24          21          17           14
PRINCIPAL WINDOW (MONTHS)                      110         134          90          62          18           12
ILLUSTRATIVE YIELD (30/360) AT PAR (%)        3.93        3.93        3.93        3.93        3.93         3.93


CLASS IA2 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%         50%         75%         100%         125%        150%
--------------------------               ---------   ---------   ---------   ----------   ---------   ----------

AVERAGE LIFE (YEARS)                         24.49        6.40        4.25         3.00        2.06         1.79
MODIFIED DURATION (YEARS)                    15.45        5.43        3.78         2.75        1.94         1.70
FIRST PRINCIPAL PAYMENT                  7/25/2025   7/25/2008   9/25/2007    6/25/2007   2/25/2007   11/25/2006
LAST PRINCIPAL PAYMENT                   9/25/2034   3/25/2020   6/25/2015   10/25/2012   7/25/2008   10/25/2007
PRINCIPAL LOCKOUT (MONTHS)                     238          34          24           21          17           14
PRINCIPAL WINDOW (MONTHS)                      111         141          94           65          18           12
ILLUSTRATIVE YIELD (30/360) AT PAR (%)        3.93        3.93        3.93         3.93        3.93         3.93


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 24                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS IA3 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%         50%         75%         100%        125%         150%
--------------------------               ---------   ---------   ---------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                         28.99       13.99        9.49        6.90         4.37         2.25
MODIFIED DURATION (YEARS)                    16.86       10.52        7.75        5.92         3.92         2.11
FIRST PRINCIPAL PAYMENT                  8/25/2034   8/25/2019   2/25/2015   7/25/2012    7/25/2008   10/25/2007
LAST PRINCIPAL PAYMENT                   8/25/2034   8/25/2019   2/25/2015   7/25/2012   12/25/2010    1/25/2008
PRINCIPAL LOCKOUT (MONTHS)                     347         167         113          82           34           25
PRINCIPAL WINDOW (MONTHS)                        1           1           1           1           30            4
ILLUSTRATIVE YIELD (30/360) AT PAR (%)        4.03        4.03        4.03        4.03         4.03         4.03


CLASS IA3 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%         50%         75%         100%         125%         150%
--------------------------               ---------   ---------   ---------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                         29.50       19.04       13.38         9.90         6.40         2.25
MODIFIED DURATION (YEARS)                    17.02       12.98       10.08         7.96         5.40         2.11
FIRST PRINCIPAL PAYMENT                  9/25/2034   3/25/2020   6/25/2015   10/25/2012    7/25/2008   10/25/2007
LAST PRINCIPAL PAYMENT                   7/25/2035   3/25/2032   2/25/2026    2/25/2021   10/25/2017    1/25/2008
PRINCIPAL LOCKOUT (MONTHS)                     348         174         117           85           34           25
PRINCIPAL WINDOW (MONTHS)                       11         145         129          101          112            4
ILLUSTRATIVE YIELD (30/360) AT PAR (%)        4.04        4.10        4.12         4.13         4.14         4.03


CLASS IIA (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%         50%         75%         100%        125%         150%
--------------------------               ---------   ---------   ---------   ---------   ----------   ---------

AVERAGE LIFE (YEARS)                         19.37        4.63        3.17        2.32         1.64        1.34
MODIFIED DURATION (YEARS)                    12.86        3.93        2.82        2.12         1.55        1.27
FIRST PRINCIPAL PAYMENT                  9/25/2005   9/25/2005   9/25/2005   9/25/2005    9/25/2005   9/25/2005
LAST PRINCIPAL PAYMENT                   8/25/2034   8/25/2019   2/25/2015   7/25/2012   12/25/2010   1/25/2008
PRINCIPAL LOCKOUT (MONTHS)                       0           0           0           0            0           0
PRINCIPAL WINDOW (MONTHS)                      348         168         114          83           64          29
ILLUSTRATIVE YIELD (30/360) AT PAR (%)        3.91        3.91        3.91        3.91         3.91        3.91


CLASS IIA (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%         50%          75%         100%        125%         150%
--------------------------               ---------   ---------   ----------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                         19.40        4.94         3.40        2.50         1.77        1.34
MODIFIED DURATION (YEARS)                    12.87        4.08         2.96        2.25         1.64        1.27
FIRST PRINCIPAL PAYMENT                  9/25/2005   9/25/2005    9/25/2005   9/25/2005    9/25/2005   9/25/2005
LAST PRINCIPAL PAYMENT                   7/25/2035   1/25/2032   12/25/2025   1/25/2021   10/25/2017   1/25/2008
PRINCIPAL LOCKOUT (MONTHS)                       0           0            0           0            0           0
PRINCIPAL WINDOW (MONTHS)                      359         317          244         185          146          29
ILLUSTRATIVE YIELD (30/360) AT PAR (%)        3.91        3.92         3.92        3.92         3.92        3.91


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 25                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS M1 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%        125%         150%
--------------------------               ----------   ---------   ---------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.18        4.95         5.28         4.06
MODIFIED DURATION (YEARS)                     15.91        7.39        5.27        4.37         4.65         3.66
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   6/25/2009    8/25/2010    1/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015   7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36          45           59           28
PRINCIPAL WINDOW (MONTHS)                        71         115          78          38            5           23
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.17        4.17        4.17        4.17         4.17         4.17


CLASS M1 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%           50%         75%         100%        125%        150%
--------------------------               ----------   ----------   ---------   ---------   ---------   ---------

AVERAGE LIFE (YEARS)                          26.94        10.10        6.83        5.46        6.00        6.21
MODIFIED DURATION (YEARS)                     15.94         7.81        5.66        4.72        5.20        5.33
FIRST PRINCIPAL PAYMENT                  10/25/2028    2/25/2010   9/25/2008   6/25/2009   8/25/2010   1/25/2008
LAST PRINCIPAL PAYMENT                    6/25/2035   12/25/2029   6/25/2023   1/25/2019   1/25/2016   5/25/2015
PRINCIPAL LOCKOUT (MONTHS)                      277           53          36          45          59          28
PRINCIPAL WINDOW (MONTHS)                        81          239         178         116          66          89
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.17         4.18        4.19        4.19        4.19        4.25


CLASS M2 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%           50%          75%         100%        125%         150%
--------------------------               ----------   ----------   ----------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85         9.24         6.18        4.83         4.74         4.17
MODIFIED DURATION (YEARS                      15.87         7.38         5.26        4.26         4.22         3.76
FIRST PRINCIPAL PAYMENT                  10/25/2028    2/25/2010    9/25/2008   3/25/2009   11/25/2009    7/25/2009
LAST PRINCIPAL PAYMENT                    8/25/2034    8/25/2019    2/25/2015   7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277           53           36          42           50           46
PRINCIPAL WINDOW (MONTHS)                        71          115           78          41           14            5
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.19         4.19         4.19        4.19         4.19         4.19


CLASS M2 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%           50%          75%         100%        125%         150%
--------------------------               ----------   ----------   ----------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.94        10.08         6.81        5.32         5.12         4.60
MODIFIED DURATION (YEARS)                     15.90         7.79         5.65        4.60         4.50         4.10
FIRST PRINCIPAL PAYMENT                  10/25/2028    2/25/2010    9/25/2008   3/25/2009   11/25/2009    7/25/2009
LAST PRINCIPAL PAYMENT                    6/25/2035    4/25/2029   10/25/2022   6/25/2018    8/25/2015    6/25/2013
PRINCIPAL LOCKOUT (MONTHS)                      277           53           36          42           50           46
PRINCIPAL WINDOW (MONTHS)                        81          231          170         112           70           48
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.19         4.20         4.21        4.21         4.20         4.21


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 26                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS M3 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%        125%         150%
--------------------------               ----------   ---------   ---------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.18        4.76         4.41         3.78
MODIFIED DURATION (YEARS)                     15.84        7.37        5.26        4.21         3.94         3.43
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   2/25/2009    8/25/2009    2/25/2009
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015   7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36          41           47           41
PRINCIPAL WINDOW (MONTHS)                        71         115          78          42           17           10
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.21        4.21        4.21        4.21         4.21         4.21


CLASS M3 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%          50%          75%         100%         125%        150%
--------------------------               ----------   ---------   ----------   ----------   ---------   ---------

AVERAGE LIFE (YEARS)                          26.94       10.06         6.79         5.24        4.77        4.05
MODIFIED DURATION (YEARS)                     15.86        7.78         5.63         4.54        4.21        3.64
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010    9/25/2008    2/25/2009   8/25/2009   2/25/2009
LAST PRINCIPAL PAYMENT                    6/25/2035   6/25/2028   12/25/2021   11/25/2017   2/25/2015   1/25/2013
PRINCIPAL LOCKOUT (MONTHS)                      277          53           36           41          47          41
PRINCIPAL WINDOW (MONTHS)                        81         221          160          106          67          48
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.21        4.22         4.23         4.23        4.23        4.22


CLASS M4 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%        125%         150%
--------------------------               ----------   ---------   ---------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.18        4.73         4.24         3.56
MODIFIED DURATION (YEARS)                     15.64        7.33        5.24        4.16         3.80         3.23
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   1/25/2009    5/25/2009   11/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015   7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36          40           44           38
PRINCIPAL WINDOW (MONTHS)                        71         115          78          43           20           13
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.32        4.32        4.32        4.32         4.32         4.32


CLASS M4 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%           50%         75%         100%        125%        150%
--------------------------               ----------   ----------   ---------   ---------   ---------   ----------

AVERAGE LIFE (YEARS)                          26.94        10.04        6.77        5.19        4.59         3.81
MODIFIED DURATION (YEARS)                     15.66         7.72        5.60        4.48        4.06         3.43
FIRST PRINCIPAL PAYMENT                  10/25/2028    2/25/2010   9/25/2008   1/25/2009   5/25/2009   11/25/2008
LAST PRINCIPAL PAYMENT                    5/25/2035   10/25/2027   5/25/2021   6/25/2017   9/25/2014   10/25/2012
PRINCIPAL LOCKOUT (MONTHS)                      277           53          36          40          44           38
PRINCIPAL WINDOW (MONTHS)                        80          213         153         102          65           48
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.32         4.34        4.34        4.35        4.34         4.34


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 27                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS M5 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%         125%         150%
--------------------------               ----------   ---------   ---------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.18         4.70         4.13         3.41
MODIFIED DURATION (YEARS)                     15.55        7.31        5.23         4.13         3.70         3.10
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   12/25/2008    3/25/2009    9/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015    7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36           39           42           36
PRINCIPAL WINDOW (MONTHS)                        71         115          78           44           22           15
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.37        4.37        4.37         4.37         4.37         4.38


CLASS M5 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%          50%          75%         100%         125%        150%
--------------------------               ----------   ---------   ----------   ----------   ---------   ---------

AVERAGE LIFE (YEARS)                          26.94       10.01         6.75         5.14        4.47        3.65
MODIFIED DURATION (YEARS)                     15.57        7.68         5.57         4.43        3.95        3.29
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010    9/25/2008   12/25/2008   3/25/2009   9/25/2008
LAST PRINCIPAL PAYMENT                    5/25/2035   2/25/2027   10/25/2020   12/25/2016   5/25/2014   6/25/2012
PRINCIPAL LOCKOUT (MONTHS)                      277          53           36           39          42          36
PRINCIPAL WINDOW (MONTHS)                        80         205          146           97          63          46
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.37        4.39         4.40         4.40        4.40        4.40


CLASS M6 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%         125%         150%
--------------------------               ----------   ---------   ---------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.18         4.68         4.05         3.30
MODIFIED DURATION (YEARS)                     15.46        7.29        5.22         4.11         3.63         3.01
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   11/25/2008    2/25/2009    7/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015    7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36           38           41           34
PRINCIPAL WINDOW (MONTHS)                        71         115          78           45           23           17
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.43        4.43        4.43         4.43         4.43         4.43


CLASS M6 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%         125%         150%
--------------------------               ----------   ---------   ---------   ----------   ----------   ---------

AVERAGE LIFE (YEARS)                          26.94        9.96        6.71         5.09         4.36        3.52
MODIFIED DURATION (YEARS)                     15.48        7.65        5.54         4.39         3.86        3.18
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   11/25/2008    2/25/2009   7/25/2008
LAST PRINCIPAL PAYMENT                    4/25/2035   5/25/2026   4/25/2020    6/25/2016   12/25/2013   3/25/2012
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36           38           41          34
PRINCIPAL WINDOW (MONTHS)                        79         196         140           92           59          45
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.43        4.44        4.45         4.45         4.45        4.45


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 28                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS B1 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%         125%         150%
--------------------------               ----------   ---------   ---------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.18         4.67         3.99         3.21
MODIFIED DURATION (YEARS)                     14.53        7.09        5.11         4.04         3.53         2.90
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   10/25/2008    1/25/2009    6/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015    7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36           37           40           33
PRINCIPAL WINDOW (MONTHS)                        71         115          78           46           24           18
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.99        4.99        4.99         5.00         5.00         4.99


CLASS B1 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%         125%         150%
--------------------------               ----------   ---------   ---------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.93        9.91        6.67         5.05         4.27         3.41
MODIFIED DURATION (YEARS)                     14.55        7.39        5.40         4.29         3.73         3.05
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   10/25/2008    1/25/2009    6/25/2008
LAST PRINCIPAL PAYMENT                    4/25/2035   7/25/2025   7/25/2019   12/25/2015    7/25/2013   10/25/2011
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36           37           40           33
PRINCIPAL WINDOW (MONTHS)                        79         186         131           87           55           41
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         5.00        5.02        5.03         5.03         5.03         5.03


CLASS B2 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%         125%         150%
--------------------------               ----------   ---------   ---------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.18         4.64         3.93         3.15
MODIFIED DURATION (YEARS)                     14.21        7.02        5.07         3.99         3.47         2.84
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   10/25/2008   12/25/2008    5/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015    7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36           37           39           32
PRINCIPAL WINDOW (MONTHS)                        71         115          78           46           25           19
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         5.20        5.20        5.20         5.20         5.20         5.20


CLASS B2 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%          50%          75%         100%         125%         150%
--------------------------               ----------   ---------   ----------   ----------   ----------   ---------

AVERAGE LIFE (YEARS)                          26.93        9.83         6.60         4.97         4.18        3.32
MODIFIED DURATION (YEARS)                     14.23        7.28         5.32         4.21         3.64        2.96
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010    9/25/2008   10/25/2008   12/25/2008   5/25/2008
LAST PRINCIPAL PAYMENT                    3/25/2035   7/25/2024   10/25/2018    4/25/2015    2/25/2013   6/25/2011
PRINCIPAL LOCKOUT (MONTHS)                      277          53           36           37           39          32
PRINCIPAL WINDOW (MONTHS)                        78         174          122           79           51          38
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         5.20        5.23         5.24         5.24         5.24        5.23


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 29                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS B3 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%         125%         150%
--------------------------               ----------   ---------   ---------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.18         4.64         3.89         3.11
MODIFIED DURATION (YEARS)                     13.60        6.88        5.00         3.95         3.40         2.77
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   10/25/2008   11/25/2008    4/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015    7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36           37           38           31
PRINCIPAL WINDOW (MONTHS)                        71         115          78           46           26           20
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         5.62        5.62        5.62         5.62         5.62         5.62


CLASS B3 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%          50%          75%         100%         125%         150%
--------------------------               ----------   ---------   ----------   ----------   ----------   ---------

AVERAGE LIFE (YEARS)                          26.92        9.72         6.52         4.91         4.09        3.23
MODIFIED DURATION (YEARS)                     13.62        7.08         5.19         4.12         3.54        2.87
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010    9/25/2008   10/25/2008   11/25/2008   4/25/2008
LAST PRINCIPAL PAYMENT                    2/25/2035   6/25/2023   12/25/2017    9/25/2014    7/25/2012   1/25/2011
PRINCIPAL LOCKOUT (MONTHS)                      277          53           36           37           38          31
PRINCIPAL WINDOW (MONTHS)                        77         161          112           72           45          34
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         5.62        5.64         5.65         5.66         5.66        5.65


CLASS B4 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%        125%         150%
--------------------------               ----------   ---------   ---------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.18        4.64         3.88         3.09
MODIFIED DURATION (YEARS)                     12.76        6.67        4.89        3.87         3.34         2.72
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   9/25/2008   10/25/2008    3/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015   7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36          36           37           30
PRINCIPAL WINDOW (MONTHS)                        71         115          78          47           27           21
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.24        6.24        6.24         6.24         6.24


CLASS B4 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%        100%         125%          150%
--------------------------               ----------   ---------   ---------   ----------   ----------   ---------

AVERAGE LIFE (YEARS)                          26.90        9.58        6.42         4.83         4.01        3.16
MODIFIED DURATION (YEARS)                     12.77        6.81        5.02         3.99         3.43        2.78
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008    9/25/2008   10/25/2008   3/25/2008
LAST PRINCIPAL PAYMENT                   12/25/2034   3/25/2022   1/25/2017   12/25/2013    1/25/2012   7/25/2010
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36           36           37          30
PRINCIPAL WINDOW (MONTHS)                        75         146         101           64           40          29
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.27        6.27         6.28         6.28        6.27


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 30                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS B5 (TO CALL)



% OF PREPAYMENT ASSUMPTIONS                  0%          50%         75%         100%        125%         150%
---------------------------              ----------   ---------   ---------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.17        4.62         3.84         3.02
MODIFIED DURATION (YEARS)                     12.76        6.67        4.89        3.86         3.31         2.67
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   9/25/2008   10/25/2008    3/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015   7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36          36           37           30
PRINCIPAL WINDOW (MONTHS)                        71         115          78          47           27           21
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.24        6.24        6.24         6.24         6.24


CLASS B5 (TO MATURITY)



% OF PREPAYMENT ASSUMPTIONS                  0%          50%         75%         100%        125%         150%
---------------------------              ----------   ---------   ---------   ---------   ----------   ---------

AVERAGE LIFE (YEARS)                          26.86        9.36        6.26        4.69         3.89        3.04
MODIFIED DURATION (YEARS)                     12.77        6.72        4.94        3.90         3.34        2.68
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   9/25/2008   10/25/2008   3/25/2008
LAST PRINCIPAL PAYMENT                   11/25/2034   2/25/2021   3/25/2016   5/25/2013    7/25/2011   3/25/2010
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36          36           37          30
PRINCIPAL WINDOW (MONTHS)                        74         133          91          57           34          25
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.25        6.25        6.26         6.25        6.24


CLASS B6 (TO CALL)



% OF PREPAYMENT ASSUMPTIONS                  0%          50%          75%         100%        125%         150%
---------------------------              ----------   ---------   ----------   ---------   ----------   ---------

AVERAGE LIFE (YEARS)                          26.77        8.93         5.94        4.45         3.69        2.88
MODIFIED DURATION (YEARS)                     12.75        6.53         4.76        3.75         3.20        2.56
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010    9/25/2008   9/25/2008    9/25/2008   2/25/2008
LAST PRINCIPAL PAYMENT                    7/25/2034   5/25/2019   11/25/2014   5/25/2012   10/25/2010   7/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53           36          36           36          29
PRINCIPAL WINDOW (MONTHS)                        70         112           75          45           26          18
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.24         6.24        6.24         6.24        6.24


CLASS B6 (TO MATURITY)



% OF PREPAYMENT ASSUMPTIONS                  0%          50%          75%         100%        125%         150%
---------------------------              ----------   ---------   ----------   ---------   ----------   ---------

AVERAGE LIFE (YEARS)                          26.77        8.93         5.94        4.45         3.69        2.88
MODIFIED DURATION (YEARS)                     12.75        6.53         4.76        3.75         3.20        2.56
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010    9/25/2008   9/25/2008    9/25/2008   2/25/2008
LAST PRINCIPAL PAYMENT                    7/25/2034   5/25/2019   11/25/2014   5/25/2012   10/25/2010   7/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53           36          36           36          29
PRINCIPAL WINDOW (MONTHS)                        70         112           75          45           26          18
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.24         6.24        6.24         6.24        6.24


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKEPD SECURITIES TRUST
SERIES 2005-4
Page 31                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS B7 (TO CALL)



% OF PREPAYMENT ASSUMPTIONS                  0%          50%         75%         100%        125%         150%
---------------------------              ----------   ---------   ---------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.06        7.44        4.92        3.74         3.23         2.55
MODIFIED DURATION (YEARS)                     12.62        5.73        4.09        3.23         2.84         2.29
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   9/25/2008    9/25/2008    2/25/2008
LAST PRINCIPAL PAYMENT                   12/25/2033   1/25/2017   4/25/2013   3/25/2011   11/25/2009   10/25/2008
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36          36           36           29
PRINCIPAL WINDOW (MONTHS)                        63          84          56          31           15            9
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.24        6.24        6.24         6.24         6.25


CLASS B7 (TO MATURITY)



% OF PREPAYMENT ASSUMPTIONS                  0%          50%         75%         100%        125%         150%
---------------------------              ----------   ---------   ---------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.06        7.44        4.92        3.74         3.23         2.55
MODIFIED DURATION (YEARS)                     12.62        5.73        4.09        3.23         2.84         2.29
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   9/25/2008    9/25/2008    2/25/2008
LAST PRINCIPAL PAYMENT                   12/25/2033   1/25/2017   4/25/2013   3/25/2011   11/25/2009   10/25/2008
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36          36           36           29
PRINCIPAL WINDOW (MONTHS)                        63          84          56          31           15            9
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.24        6.24        6.24         6.24         6.25


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 32                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                                  EXCESS SPREAD
       (Assumes Pricing Prepayment Speed, Excludes Basis Risk Shortfalls)

                              EXCESS    EXCESS
         1-MONTH   6-MONTH    SPREAD    SPREAD
         FORWARD   FORWARD   (STATIC   (FORWARD
          LIBOR     LIBOR     LIBOR)    LIBOR)
PERIOD     (%)       (%)       (%)       (%)
------   -------   -------   -------   --------
   1      3.5720    4.0230    3.3145    3.3145
   2      3.8166    4.1453    2.5826    2.5309
   3      3.9457    4.2352    2.5443    2.4613
   4      4.0714    4.3191    2.5850    2.4757
   5      4.2551    4.3769    2.5472    2.3880
   6      4.2775    4.4168    2.5499    2.3798
   7      4.2936    4.4475    2.6838    2.5197
   8      4.3467    4.4772    2.5602    2.3539
   9      4.4400    4.5035    2.6155    2.3771
  10      4.4120    4.5192    2.5787    2.3218
  11      4.4905    4.5443    2.6447    2.3497
  12      4.4584    4.5603    2.6014    2.2869
  13      4.4682    4.5853    2.6088    2.2734
  14      4.5017    4.6115    2.6722    2.3233
  15      4.5324    4.6342    2.6126    2.2316
  16      4.5602    4.6532    2.6772    2.2851
  17      4.5846    4.6681    2.6136    2.1929
  18      4.6055    4.6786    2.6120    2.1753
  19      4.6225    4.6846    2.8110    2.3982
  20      4.6354    4.6857    2.6071    2.1439
  21      4.6439    4.6826    2.6755    2.2066
  22      4.6478    4.6758    2.6068    2.1152
  23      4.6467    4.6662    2.6995    2.1823
  24      4.6405    4.6547    4.7243    4.2807
  25      4.6295    4.6423    4.7308    4.2773
  26      4.6169    4.6302    4.7763    4.3421
  27      4.6040    4.6188    4.6514    4.2037
  28      4.5912    4.6089    4.7397    4.2985
  29      4.5789    4.6007    4.6547    4.1818
  30      4.5677    4.5948    4.6539    4.4648
  31      4.5580    4.5917    4.8366    4.6837
  32      4.5504    4.5917    4.6443    4.4454
  33      4.5452    4.5947    4.7349    4.5476
  34      4.5430    4.6000    4.6334    4.4138
  35      4.5443    4.6073    4.7310    4.5159
  36      4.5494    4.6158    4.6663    4.4279
  37      4.5582    4.6248    4.6906    4.4343
  38      4.5676    4.6336    4.8475    4.5914
  39      4.5768    4.6421    4.7855    4.4856
  40      4.5857    4.6501    4.9153    4.6201
  41      4.5942    4.6577    4.8229    4.4858
  42      4.6024    4.6648    4.8370    4.5252
  43      4.6102    4.6713    5.1744    4.9286
  44      4.6175    4.6772    4.8561    4.5183
  45      4.6242    4.6826    4.9761    4.6501
  46      4.6304    4.6874    4.8746    4.5077
  47      4.6359    4.6920    4.9962    4.6428
  48      4.6407    4.6962    4.8931    4.5211
  49      4.6449    4.7004    4.9029    4.5180
  50      4.6490    4.7045    5.0282    4.6580
  51      4.6530    4.7086    4.9218    4.5086
  52      4.6570    4.7128    5.1860    4.6090
  53      4.6611    4.7170    5.0495    4.4328
  54      4.6651    4.7212    5.0497    4.4461
  55      4.6692    4.7254    5.4588    4.9586
  56      4.6733    4.7298    5.0504    4.4386
  57      4.6774    4.7341    5.1884    4.6084
  58      4.6816    4.7386    5.0530    4.4327
  59      4.6859    4.7432    5.1906    4.6021
  60      4.6902    4.7480    5.0661    4.4561
  61      4.6946    4.7529    5.0676    4.4536
  62      4.6991    4.7579    5.2040    4.6219
  63      4.7038    4.7632    5.0699    4.4464
  64      4.7087    4.7687    5.2063    4.6146
  65      4.7137    4.7744    5.0737    4.4401
  66      4.7190    4.7803    5.0761    4.4613
  67      4.7244    4.7865    5.4815    4.9735
  68      4.7301    4.7929    5.0797    4.4545
  69      4.7360    4.7995    5.2159    4.6223
  70      4.7422    4.8062    5.0838    4.4467
  71      4.7486    4.8129    5.2201    4.6151
  72      4.7553    4.8195    5.0887    4.4661
  73      4.7622    4.8259    5.0913    4.4628
  74      4.7689    4.8321    5.2274    4.6307
  75      4.7754    4.8379    5.0971    4.4558
  76      4.7816    4.8435    5.2331    4.6246
  77      4.7875    4.8487    5.1036    4.4509
  78      4.7931    4.8535    5.1071    4.4718
  79      4.7984    4.8580    5.3751    4.8138
  80      4.8033    4.8620    5.1147    4.4708
  81      4.8079    4.8658    5.2505    4.6418
  82      4.8121    4.8693    5.1232    4.4715
  83      4.8159    4.8725    5.2589    4.6434
  84      4.8194    4.8757        NA    4.4895

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 33                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                               BREAKEVEN CDR TABLE

The tables below describe the Constant Default Rate ("CDR"), and the related cumulative loss on the Mortgage Loans that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include the following:
(1) 100% of the Prepayment Assumption, (2) 40% loss severity, (3) 12-month lag from default to loss, (4) triggers fail (i.e., no stepdown).

               STATIC LIBOR         FORWARD LIBOR
           -------------------   ------------------
             CDR    CUMULATIVE    CDR    CUMULATIVE
            BREAK      LOSS      BREAK      LOSS
           ------   ----------   -----   ----------
CLASS M1   32.70%     23.47%     32.10%    23.23%
CLASS M2   25.90%     20.42%     25.20%    20.08%
CLASS M3   22.50%     18.66%     21.80%    18.28%
CLASS M4   19.60%     17.01%     18.90%    16.60%
CLASS M5   17.30%     15.59%     16.50%    15.08%
CLASS M6   15.20%     14.20%     14.40%    13.65%
CLASS B1   13.30%     12.85%     12.50%    12.26%
CLASS B2   11.70%     11.64%     11.00%    11.09%
CLASS B3   10.40%     10.60%      9.70%    10.03%
CLASS B4    9.60%      9.94%      8.80%     9.26%
CLASS B5    8.50%      8.99%      7.70%     8.28%
CLASS B6    7.60%      8.19%      6.90%     7.54%
CLASS B7    6.50%      7.16%      5.70%     6.39%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED AUGUST 16, 2005

NEW ISSUE COMPUTATIONAL MATERIALS

(Part II of II)

$976,000,000 (APPROXIMATE)

AEGIS ASSET BACKED SECURITIES TRUST
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4

AEGIS ASSET BACKED SECURITIES CORPORATION
Depositor

[AEGIS MORTGAGECORPORATION LOGO]

AEGIS MORTGAGE CORPORATION
Sponsor, Seller and Sub-Servicer

AUGUST 16, 2005

                                 CREDIT | FIRST
                                 SUISSE | BOSTON

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 2                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC. The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the securities. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the
Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the
"Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the securities discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the securities ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

             PLEASE CONTACT THE CSFB SYNDICATE DESK AT 212-325-8549
                           FOR ADDITIONAL INFORMATION.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 3                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

COLLATERAL CHARACTERISTICS

Collateral characteristics are listed below as of the Cut-off Date

                                AGGREGATE SUMMARY

Total Number of Loans                                                     7,622
Total Outstanding Loan Balance                                  $988,026,138.29
Average Outstanding Loan Balance                                $    129,628.20
Fixed Rate Loans                                                          19.23%
Adjustable-Rate Loans                                                     80.77%
Prepayment Penalty Coverage                                               69.83%
WA Coupon                                                                 7.728%
WA Margin*                                                                6.440%
WA Initial Periodic Cap*                                                  2.978%
WA Minimum Rate*                                                          7.612%
WA Original Term (mo.)                                                      354
WA Remaining Term (mo.)                                                     354
WA Original LTV                                                           79.42%
WA FICO                                                                     616
WA DTI                                                                    40.49%
First Lien Position                                                       95.02%
Second Lien Position                                                       4.98%
% of Silent Seconds                                                       27.71%

PRODUCT TYPE
2/28 ARM                                                                  59.33%
2/28 Interest Only ARM                                                    18.14%
3/27 ARM                                                                   1.50%
3/27 Interest Only ARM                                                     1.17%
5/25 ARM                                                                   0.40%
5/25 Interest Only ARM                                                     0.23%
Balloon                                                                    0.81%
Fixed                                                                     17.89%
Fixed Interest Only                                                        0.53%

PREPAYMENT PENALTY (YEARS)
No Penalty                                                                30.17%
1.0                                                                        9.10%
2.0                                                                       48.55%
2.5                                                                        0.06%
3.0 and greater                                                           12.12%

GEOGRAPHIC DISTRIBUTION
(Other states account individually for less
than 5.00% of the Cut-off Date
aggregate principal balance)
CA                                                                        12.44%
FL                                                                        11.09%
TX                                                                         5.39%
NY                                                                         5.30%
AZ                                                                         5.02%

LARGEST ZIP CODE CONCENTRATION
Zip Code (City)
20744 (Fort Washington, MD)                                                0.30%

OCCUPANCY STATUS
Owner Occupied                                                            96.11%
Non-Owner Occupied                                                         2.94%
Vacation                                                                   0.95%

LOAN PURPOSE
Cash Out Refinance                                                        60.00%
Purchase                                                                  38.97%
Rate/Term Refinance                                                        1.04%

*    Adjustable-Rate Loans Only

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 4                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     AGGREGATE SCHEDULED PRINCIPAL BALANCES



                                                       % OF CUT-
                                                        OFF DATE
   RANGE OF PRINCIPAL     MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      BALANCES ($)          LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-----------------------   --------   ---------------   ---------   -------   ----------   ---------

0.01 - 50,000.00            1,458    $ 46,009,526.06      4.66%      610       91.84%      10.314%
50,000.01 - 100,000.00      2,340     175,563,185.66     17.77       602       80.66        8.381
100,000.01 - 150,000.00     1,528     189,018,814.79     19.13       609       78.84        7.805
150,000.01 - 200,000.00       923     160,807,744.85     16.28       615       77.54        7.520
200,000.01 - 250,000.00       557     124,286,494.22     12.58       618       77.96        7.398
250,000.01 - 300,000.00       301      81,902,828.72      8.29       620       78.29        7.284
300,000.01 - 350,000.00       192      62,281,437.08      6.30       625       79.53        7.164
350,000.01 - 400,000.00       125      46,823,392.35      4.74       624       78.34        7.121
400,000.01 - 450,000.00        82      34,860,382.04      3.53       646       80.42        6.936
450,000.01 - 500,000.00        51      24,367,092.27      2.47       636       78.62        6.915
500,000.01 - 550,000.00        20      10,487,381.24      1.06       618       76.18        7.083
550,000.01 - 600,000.00        17       9,845,777.10      1.00       624       82.75        7.242
600,000.01 - 650,000.00        12       7,556,518.62      0.76       651       80.98        7.241
650,000.01 >=                  16      14,215,563.29      1.44       636       73.03        6.931
                            -----    ---------------    ------       ---       -----       ------
TOTAL:                      7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                            =====    ===============    ======       ===       =====       ======


Minimum:            $   12,495.02
Maximum:            $1,300,000.00
Weighted Average:   $  129,628.20

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 5                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                            AGGREGATE MORTGAGE RATES



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MORTGAGE RATES   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

4.501 - 5.000           7    $  1,643,004.70      0.17%      677       76.86%       4.905%
5.001 - 5.500          74      18,003,563.85      1.82       705       71.00        5.243
5.501 - 6.000         349      79,881,490.79      8.08       672       73.83        5.829
6.001 - 6.500         474      95,116,937.65      9.63       645       77.16        6.309
6.501 - 7.000         924     162,708,994.44     16.47       633       77.89        6.801
7.001 - 7.500         899     141,932,675.64     14.37       618       78.22        7.272
7.501 - 8.000       1,006     143,837,961.48     14.56       605       78.89        7.776
8.001 - 8.500         609      80,812,764.82      8.18       594       79.79        8.266
8.501 - 9.000         649      76,713,650.22      7.76       581       81.10        8.754
9.001 - 9.500         489      54,340,577.95      5.50       573       81.09        9.260
9.501 - 10.000        659      63,322,055.01      6.41       570       82.14        9.792
10.001 - 10.500       594      38,686,604.56      3.92       594       89.56       10.317
10.501 - 11.000       517      18,200,277.52      1.84       601       94.91       10.800
11.001 - 11.500       179       5,628,072.88      0.57       611       95.72       11.272
11.501 - 12.000        65       2,636,461.51      0.27       606       94.30       11.809
12.001 - 12.500       128       4,561,045.27      0.46       635       97.36       12.462
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                    =====    ===============    ======       ===       =====       ======


Minimum              4.562%
Maximum:            12.500%
Weighted Average:    7.728%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 6                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                            AGGREGATE ORIGINAL TERMS*



                                              % OF CUT-
   RANGE OF                                    OFF DATE
ORIGINAL TERMS   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   (MONTHS)        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180              353    $ 20,785,299.72      2.10%      642       80.34%       8.729%
181 - 240            254      14,140,207.81      1.43       646       84.94        9.370
241 - 300              6         915,614.92      0.09       649       84.36        7.325
301 - 360          7,009     952,185,015.84     96.37       614       79.31        7.682
                   -----    ---------------    ------       ---       -----        -----
TOTAL:             7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                   =====    ===============    ======       ===       =====        =====


*    All of the above terms include the interest only period

Minimum:            120
Maximum:            360
Weighted Average:   354

                           AGGREGATE REMAINING TERMS*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
REMAINING TERMS   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    (MONTHS)        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180               353    $ 20,785,299.72      2.10%      642       80.34%       8.729%
181 - 240             254      14,140,207.81      1.43       646       84.94        9.370
241 - 300               6         915,614.92      0.09       649       84.36        7.325
301 - 360           7,009     952,185,015.84     96.37       614       79.31        7.682
                    -----    ---------------    ------       ---       -----        -----
TOTAL:              7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                    =====    ===============    ======       ===       =====        =====


*    All of the above terms include the interest only period

Minimum:            118
Maximum:            360
Weighted Average:   354

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 7                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     AGGREGATE ORIGINAL LOAN-TO-VALUE RATIO*



                                              % OF CUT-
RANGE OF LOAN-                                 OFF DATE
   TO-VALUE      MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  RATIOS (%)       LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

10.01 - 20.00         13    $    598,498.13      0.06%      581       16.03%       8.587%
20.01 - 30.00         31       2,759,178.04      0.28       593       26.48        7.788
30.01 - 40.00         63       7,401,440.92      0.75       610       36.51        7.307
40.01 - 50.00        134      19,469,601.12      1.97       607       45.80        7.417
50.01 - 60.00        229      33,802,225.44      3.42       610       56.19        7.303
60.01 - 70.00        616     103,706,691.52     10.50       592       66.40        7.509
70.01 - 80.00      3,391     508,121,895.99     51.43       622       78.96        7.268
80.01 - 90.00      1,358     205,839,414.52     20.83       606       87.22        8.157
90.01 - 100.00     1,787     106,327,192.61     10.76       633       97.44        9.523
                   -----    ---------------    ------       ---       -----        -----
TOTAL:             7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                   =====    ===============    ======       ===       =====        =====


*    With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

Minimum:             10.70%
Maximum:            100.00%
Weighted Average:    79.42%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 8                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                              AGGREGATE FICO SCORE



                                             % OF CUT-
                                              OFF DATE
RANGE OF FICO   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    SCORE         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------   --------   ---------------   ---------   -------   ----------   ---------

500 - 520           394    $ 51,131,124.31      5.18%      511       70.61%       8.839%
521 - 540           451      58,125,340.01      5.88       531       74.41        8.633
541 - 560           551      75,697,366.69      7.66       551       77.01        8.518
561 - 580           654      80,411,981.10      8.14       571       79.44        8.333
581 - 600         1,456     157,007,769.05     15.89       591       81.11        7.940
601 - 620         1,120     130,040,237.34     13.16       610       80.71        7.718
621 - 640           878     117,332,884.46     11.88       630       80.55        7.380
641 - 660           816     110,884,111.98     11.22       650       81.85        7.359
661 - 680           483      69,673,914.95      7.05       670       81.71        7.307
681 - 700           318      52,218,314.19      5.29       689       79.12        6.900
701 - 720           209      33,653,834.76      3.41       710       80.97        6.821
721 - 740           110      20,363,024.85      2.06       730       77.79        6.483
741 - 760            86      14,709,113.71      1.49       750       78.15        6.529
761 - 780            52       9,700,813.55      0.98       770       79.82        6.522
781 >=               44       7,076,307.34      0.72       790       70.28        6.198
                  -----    ---------------    ------       ---       -----        -----
TOTAL:            7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                  =====    ===============    ======       ===       =====        =====


Minimum:            500
Maximum:            811
Weighted Average:   616

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 9                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             AGGREGATE LOAN PURPOSE



                                                   % OF CUT-OFF
                                                       DATE
                      MORTGAGE      PRINCIPAL        PRINCIPAL              WA LTV   WA COUPON
    LOAN PURPOSE        LOANS      BALANCE ($)        BALANCE     WA FICO     (%)      (%)
-------------------   --------   ---------------   ------------   -------   ------   ---------

Purchase                3,740    $384,997,938.04       38.97%       626     83.23%    7.737%
Cash Out Refinance      3,680     592,801,815.66       60.00        608     76.72     7.690
Rate/Term Refinance       202      10,226,384.59        1.04        640     92.17     9.541
                        -----    ---------------      ------        ---     -----     -----
TOTAL:                  7,622    $988,026,138.29      100.00%       616     79.42%    7.728%
                        =====    ===============      ======        ===     =====     =====


                             AGGREGATE PROPERTY TYPE



                                             % OF CUT-OFF
                                                 DATE
                MORTGAGE      PRINCIPAL        PRINCIPAL              WA LTV   WA COUPON
PROPERTY TYPE     LOANS      BALANCE ($)        BALANCE     WA FICO     (%)       (%)
-------------   --------   ---------------   ------------   -------   ------   ---------

2-4 Family          314    $ 55,892,800.28        5.66%       628     76.40%     7.564%
Condo               326      41,009,789.27        4.15        635     80.20      7.887
Modular Home          9       1,207,927.42        0.12        609     76.42      8.494
PUD                 775     128,491,581.08       13.00        621     80.89      7.508
Single Family     6,150     755,765,825.32       76.49        613     79.33      7.767
Townhouse            48       5,658,214.92        0.57        606     82.20      7.712
                  -----    ---------------      ------        ---     -----      -----
TOTAL:            7,622    $988,026,138.29      100.00%       616     79.42%     7.728%
                  =====    ===============      ======        ===     =====      =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 10                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                            AGGREGATE STATES - TOP 30



                                            % OF CUT-
                                             OFF DATE
               MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
JURISDICTION     LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

   CA              505    $122,869,966.39     12.44%      629       74.41%       7.040%
   FL              758     109,567,237.52     11.09       611       79.80        7.892
   TX              564      53,226,560.91      5.39       608       82.57        7.809
   NY              246      52,332,068.21      5.30       615       76.55        7.427
   AZ              321      49,592,083.42      5.02       633       80.57        7.304
   OH              605      47,608,272.09      4.82       597       83.56        8.377
   MA              227      45,471,568.36      4.60       629       74.81        7.548
   IL              356      45,429,297.52      4.60       618       82.00        7.630
   MI              440      40,300,428.06      4.08       614       81.54        8.186
   NV              209      39,718,470.81      4.02       636       79.57        7.422
   MD              145      29,458,618.41      2.98       601       78.86        7.592
   VA              183      29,178,788.97      2.95       609       77.47        7.741
   CO              215      27,323,547.77      2.77       632       82.98        7.092
   NJ              128      25,962,016.01      2.63       602       74.45        8.198
   GA              241      22,492,285.76      2.28       610       82.95        8.032
   NC              262      22,184,840.74      2.25       594       82.17        8.172
   RI              107      18,483,319.47      1.87       621       75.44        7.507
   CT              129      18,146,986.35      1.84       612       77.80        8.115
   NH              115      16,656,600.44      1.69       634       75.82        7.563
   WA              105      14,875,278.73      1.51       631       82.16        7.090
   ME              128      14,594,441.30      1.48       623       76.23        7.850
   MN               88      13,382,197.01      1.35       611       79.33        7.983
   LA              166      12,704,688.18      1.29       603       81.93        7.797
   IN              179      12,527,363.77      1.27       590       83.94        8.125
   MO              164      12,274,605.68      1.24       590       83.81        8.379
   PA              114      11,869,672.46      1.20       600       81.41        8.159
   WI              102      11,237,315.90      1.14       605       79.81        8.678
   TN              124      10,289,480.34      1.04       610       84.48        8.374
   SC              104       8,459,784.80      0.86       595       84.39        8.752
   AL               99       7,628,628.94      0.77       611       84.79        8.302
   Other           493      42,179,723.97      4.27       606       82.43        8.226
                 -----    ---------------    ------       ---       -----        -----
   TOTAL:        7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                 =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 11                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                          AGGREGATE DOCUMENTATION TYPE



                                                         % OF CUT-
                                                          OFF DATE
                            MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    DOCUMENTATION TYPE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------------------   --------   ---------------   ---------   -------   ----------   ---------

Alternative Documentation       180    $ 29,495,264.48      2.99%      624       82.05%       7.683%
Full Documentation            5,467     630,942,615.42     63.86       608       79.93        7.692
Stated Documentation          1,969     326,206,758.39     33.02       629       78.21        7.806
NINA                              6       1,381,500.00      0.14       675       73.19        6.439
                              -----    ---------------    ------       ---       -----        -----
TOTAL:                        7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                              =====    ===============    ======       ===       =====        =====


                            AGGREGATE OCCUPANCY TYPE



                                                  % OF CUT-
                                                   OFF DATE
                     MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  OCCUPANCY TYPE       LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------------   --------   ---------------   ---------   -------   ----------   ---------

Owner Occupied         7,335    $949,577,279.46     96.11%      615       79.45%       7.717%
Non-Owner Occupied       237      29,030,477.12      2.94       639       76.61        7.971
Vacation                  50       9,418,381.71      0.95       635       84.95        8.050
                       -----    ---------------    ------       ---       -----        -----
TOTAL:                 7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                       =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 12                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             AGGREGATE GROSS MARGIN*



                                               % OF CUT-
    RANGE OF                                   OFF DATE
  GROSS MARGIN    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

1.001 - 1.500           2    $    361,922.24      0.05%      647       81.01%       7.295%
2.001 - 2.500           3         722,000.00      0.09       667       80.01        6.453
3.001 - 3.500           4         808,734.03      0.10       659       79.66        5.975
3.501 - 4.000          42      10,957,263.20      1.37       707       69.74        5.170
4.001 - 4.500         104      24,117,275.04      3.02       669       75.53        5.771
4.501 - 5.000         250      53,947,871.46      6.76       646       76.97        6.098
5.001 - 5.500         491      89,836,355.61     11.26       632       78.41        6.578
5.501 - 6.000         751     134,142,693.98     16.81       620       77.75        7.019
6.001 - 6.500         830     123,789,404.34     15.51       616       78.78        7.390
6.501 - 7.000         797     116,203,998.37     14.56       601       79.47        7.823
7.001 - 7.500         619      86,474,639.75     10.84       594       80.94        8.322
7.501 - 8.000         476      58,722,082.93      7.36       578       81.09        8.936
8.001 - 8.500         429      48,297,293.80      6.05       560       79.65        9.484
8.501 - 9.000         337      37,462,296.43      4.69       557       81.06        9.943
9.001 - 9.500          83      10,807,174.52      1.35       557       82.84       10.390
9.501 - 10.000         13         958,604.56      0.12       563       80.40       10.928
10.001 - 10.500         2         143,932.01      0.02       579       87.92       11.659
10.501 - 11.000         3         157,055.78      0.02       549       75.89       12.076
13.501 - 14.000         1         112,421.23      0.01       596       94.94        7.790
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only.

Minimum:            1.050%
Maximum:            13.750%
Weighted Average:   6.440%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 13                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                         AGGREGATE INITIAL PERIODIC CAP*



                                            % OF CUT-
   INITIAL                                   OFF DATE
PERIODIC CAP   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
     (%)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

1.000               50    $  5,980,115.86      0.75%      607       77.36%       8.690%
1.500               13       4,146,353.95      0.52       632       71.60        6.804
2.000                6         918,161.26      0.12       612       77.43        7.374
3.000            5,167     786,510,388.21     98.56       609       79.00        7.635
6.000                1         468,000.00      0.06       698       80.00        6.375
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                 =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

Minimum:            1.000%
Maximum:            6.000%
Weighted Average:   2.978%

                             AGGREGATE PERIODIC CAP*



                                            % OF CUT-
                                             OFF DATE
PERIODIC CAP   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
     (%)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

1.000            5,210    $789,756,851.18     98.96%      609       79.01%       7.645%
1.500               26       7,798,168.10      0.98       618       72.47        6.981
2.000                1         468,000.00      0.06       698       80.00        6.375
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                 =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

Minimum:            1.000%
Maximum:            2.000%
Weighted Average:   1.005%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 14                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             AGGREGATE MAXIMUM RATE*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MAXIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

 9.501 - 10.000         3    $    848,273.16      0.11%      622       79.50%       6.720%
10.501 - 11.000         8       1,785,404.70      0.22       676       77.11        5.147
11.001 - 11.500        67      16,163,828.19      2.03       700       70.88        5.257
11.501 - 12.000       196      45,286,563.16      5.67       654       76.08        5.827
12.001 - 12.500       350      69,104,860.04      8.66       639       78.47        6.306
12.501 - 13.000       647     119,172,286.06     14.93       628       78.10        6.791
13.001 - 13.500       711     117,482,116.74     14.72       616       78.18        7.218
13.501 - 14.000       960     141,100,427.77     17.68       610       79.15        7.624
14.001 - 14.500       590      83,865,665.84     10.51       601       79.99        8.088
14.501 - 15.000       568      72,965,136.49      9.14       583       81.26        8.646
15.001 - 15.500       436      50,799,507.82      6.37       571       80.77        9.216
15.501 - 16.000       479      53,824,108.90      6.74       557       79.57        9.699
16.001 - 16.500       178      20,746,293.53      2.60       558       81.74       10.195
16.501 - 17.000        35       4,279,590.41      0.54       551       82.57       10.496
17.001 - 17.500         4         297,968.68      0.04       602       86.13       11.136
17.501 - 18.000         3         190,718.24      0.02       560       81.07       11.712
18.001 - 18.500         2         110,269.55      0.01       569       82.64       12.161
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only.

Minimum:             9.540%
Maximum:            18.240%
Weighted Average:   13.709%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 15                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                         AGGREGATE MINIMUM RATE (FLOOR)*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MINIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

 3.001 - 3.500          1    $    183,718.84      0.02%      588       80.00%       7.370%
 4.001 - 4.500          1         243,060.00      0.03       599       80.00        5.650
 4.501 - 5.000         13       2,907,329.87      0.36       649       77.79        5.498
 5.001 - 5.500         74      18,242,734.68      2.29       689       71.07        5.388
 5.501 - 6.000        211      48,669,870.20      6.10       647       75.17        5.922
 6.001 - 6.500        394      76,887,679.76      9.63       639       78.27        6.364
 6.501 - 7.000        795     140,719,770.89     17.63       631       78.33        6.812
 7.001 - 7.500        776     124,295,005.97     15.58       617       78.56        7.279
 7.501 - 8.000        853     124,565,859.57     15.61       603       79.52        7.790
 8.001 - 8.500        504      70,631,471.09      8.85       593       79.98        8.268
 8.501 - 9.000        532      67,089,332.10      8.41       580       81.51        8.759
 9.001 - 9.500        422      48,893,017.62      6.13       571       80.91        9.266
 9.501 - 10.000       455      51,047,401.61      6.40       557       79.72        9.764
10.001 - 10.500       168      19,757,237.13      2.48       555       81.52       10.214
10.501 - 11.000        29       3,290,573.48      0.41       556       83.15       10.707
11.001 - 11.500         4         297,968.68      0.04       602       86.13       11.136
11.501 - 12.000         3         190,718.24      0.02       560       81.07       11.712
12.001 - 12.500         2         110,269.55      0.01       569       82.64       12.161
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only

Minimum:             3.491%
Maximum:            12.240%
Weighted Average:    7.612%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 16                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                      AGGREGATE NEXT RATE ADJUSTMENT DATE*



                                          % OF CUT-
 NEXT RATE                                 OFF DATE
ADJUSTMENT   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   DATE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
----------   --------   ---------------   ---------   -------   ----------   ---------

2007-01            1    $    107,445.02      0.01%      611       80.00%       7.650%
2007-02            1          92,776.94      0.01       651       80.00        6.600
2007-03            2         266,522.11      0.03       611       86.51        9.266
2007-04            7       1,209,286.76      0.15       620       79.57        7.546
2007-05          138      18,947,993.71      2.37       616       78.00        7.465
2007-06          451      67,967,278.05      8.52       616       78.84        7.587
2007-07        2,363     356,256,228.87     44.64       607       79.03        7.712
2007-08        2,071     314,427,898.37     39.40       605       79.37        7.666
2007-09           41       6,152,200.00      0.77       614       79.05        7.265
2008-05            2         252,719.30      0.03       619       75.77        7.524
2008-06           11       1,954,598.91      0.24       651       66.31        6.746
2008-07           61      12,149,384.78      1.52       642       76.48        7.045
2008-08           60      11,089,996.00      1.39       642       74.22        6.848
2008-09            2         896,400.00      0.11       644       84.86        7.095
2010-04            1         468,000.00      0.06       698       80.00        6.375
2010-06            3         712,800.00      0.09       672       80.00        6.513
2010-07           14       3,648,290.46      0.46       697       70.65        6.202
2010-08            8       1,423,200.00      0.18       709       72.96        6.419
               -----    ---------------    ------       ---       -----        -----
TOTAL:         5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
               =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 17                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

COLLATERAL CHARACTERISTICS

Collateral characteristics are listed below as of the Cut-off Date

                                 GROUP I SUMMARY

Total Number of Loans                                                     3,409
Total Outstanding Loan Balance                                  $493,605,548.69
Average Outstanding Loan Balance                                $    144,794.82
Fixed Rate Loans                                                          19.05%
Adjustable-Rate Loans                                                     80.95%
Prepayment Penalty Coverage                                               70.08%
WA Coupon                                                                 7.718%
WA Margin*                                                                6.382%
WA Minimum Rate*                                                          7.543%
WA Original Term (mo.)                                                      354
WA Remaining Term (mo.)                                                     354
WA Original LTV                                                           80.62%
WA FICO                                                                     621
WA DTI                                                                    40.42%
First Lien Position                                                       93.44%
Second Lien Position                                                       6.56%
% of Silent Seconds                                                       33.51%

PRODUCT TYPE
2/28 ARM                                                                  56.17%
2/28 Interest Only ARM                                                    21.68%
3/27 ARM                                                                   1.00%
3/27 Interest Only ARM                                                     1.36%
5/25 ARM                                                                   0.28%
5/25 Interest Only ARM                                                     0.46%
Balloon                                                                    1.09%
Fixed                                                                     17.75%
Fixed Interest Only                                                        0.20%

PREPAYMENT PENALTY (YEARS)
No Penalty                                                                29.92%
1.0                                                                        9.50%
2.0                                                                       48.97%
2.5                                                                        0.04%
3.0 and greater                                                           11.57%

GEOGRAPHIC DISTRIBUTION
(Other states account individually for less
than 5.00% of the Cut-off Date
aggregate principal balance)
FL                                                                        13.71%
CA                                                                        12.65%
TX                                                                         6.68%
NY                                                                         5.86%

LARGEST ZIP CODE CONCENTRATION
Zip Code (City)
20744 (Fort Washington, MD)                                                0.44%

OCCUPANCY STATUS
Owner Occupied                                                            96.71%
Non-Owner Occupied                                                         2.37%
Vacation                                                                   0.92%

LOAN PURPOSE
Cash Out Refinance                                                        46.41%
Purchase                                                                  52.70%
Rate/Term Refinance                                                        0.88%

*    Adjustable-Rate Loans Only

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 18                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                      GROUP I SCHEDULED PRINCIPAL BALANCES



                                                       % OF CUT-
                                                        OFF DATE
   RANGE OF PRINCIPAL     MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      BALANCES ($)          LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-----------------------   --------   ---------------   ---------   -------   ----------   ---------

0.01 - 50,000.00              715    $ 22,783,935.50      4.62%      615       94.06%      10.442%
50,000.01 - 100,000.00        913      67,621,756.05     13.70       606       82.67        8.707
100,000.01 - 150,000.00       559      69,068,847.27     13.99       608       80.08        7.961
150,000.01 - 200,000.00       472      82,072,610.30     16.63       619       79.97        7.570
200,000.01 - 250,000.00       258      57,607,808.31     11.67       620       79.64        7.482
250,000.01 - 300,000.00       127      34,809,199.47      7.05       629       80.27        7.279
300,000.01 - 350,000.00        75      24,285,047.93      4.92       632       78.83        7.186
350,000.01 - 400,000.00       103      38,914,785.20      7.88       628       79.11        7.119
400,000.01 - 450,000.00        73      30,995,345.65      6.28       647       80.73        6.967
450,000.01 - 500,000.00        50      23,903,472.76      4.84       635       78.45        6.913
500,000.01 - 550,000.00        20      10,487,381.24      2.12       618       76.18        7.083
550,000.01 - 600,000.00        16       9,283,277.10      1.88       619       82.31        7.257
600,000.01 - 650,000.00        12       7,556,518.62      1.53       651       80.98        7.241
650,000.01 >=                  16      14,215,563.29      2.88       636       73.03        6.931
                            -----    ---------------    ------       ---       -----       ------
TOTAL:                      3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                            =====    ===============    ======       ===       =====       ======


Minimum:            $   13,000.00
Maximum:            $1,300,000.00
Weighted Average:   $  144,794.82

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 19                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             GROUP I MORTGAGE RATES



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MORTGAGE RATES   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

4.501 - 5.000           2    $    813,000.00      0.16%      662       78.22%       4.996%
5.001 - 5.500          25       8,136,958.29      1.65       710       73.77        5.244
5.501 - 6.000         148      40,210,764.34      8.15       670       75.91        5.843
6.001 - 6.500         219      52,440,409.49     10.62       651       78.54        6.316
6.501 - 7.000         390      82,453,555.76     16.70       637       78.70        6.795
7.001 - 7.500         383      73,027,807.58     14.79       620       78.86        7.273
7.501 - 8.000         412      68,776,822.70     13.93       613       79.67        7.774
8.001 - 8.500         258      39,113,311.73      7.92       601       81.18        8.264
8.501 - 9.000         259      34,262,634.96      6.94       584       81.98        8.750
9.001 - 9.500         196      24,548,440.35      4.97       579       82.31        9.258
9.501 - 10.000        322      30,990,205.06      6.28       577       83.28        9.802
10.001 - 10.500       340      21,831,417.91      4.42       604       91.84       10.351
10.501 - 11.000       270      10,020,472.62      2.03       604       95.91       10.821
11.001 - 11.500        90       3,239,940.46      0.66       624       97.82       11.311
11.501 - 12.000        34       1,446,608.24      0.29       610       95.97       11.832
12.001 - 12.500        61       2,293,199.20      0.46       648       97.89       12.483
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                    =====    ===============    ======       ===       =====       ======


Minimum              4.990%
Maximum:            12.500%
Weighted Average:    7.718%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 20                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             GROUP I ORIGINAL TERMS*



                                              % OF CUT-
   RANGE OF                                    OFF DATE
ORIGINAL TERMS   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   (MONTHS)        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180              188    $ 11,091,993.96      2.25%      653       84.16%       9.112%
181 - 240            115       6,346,130.82      1.29       644       91.86       10.042
241 - 300              1         359,562.24      0.07       726       90.00        7.095
301 - 360          3,105     475,807,861.67     96.39       620       80.38        7.655
                   -----    ---------------    ------       ---       -----       ------
TOTAL:             3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                   =====    ===============    ======       ===       =====       ======


*    All of the above terms include the interest only period

Minimum:            120
Maximum:            360
Weighted Average:   354

                            GROUP I REMAINING TERMS*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
REMAINING TERMS   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    (MONTHS)        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180               188    $ 11,091,993.96      2.25%      653       84.16%       9.112%
181 - 240             115       6,346,130.82      1.29       644       91.86       10.042
241 - 300               1         359,562.24      0.07       726       90.00        7.095
301 - 360           3,105     475,807,861.67     96.39       620       80.38        7.655
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                    =====    ===============    ======       ===       =====       ======


*    All of the above terms include the interest only period

Minimum:            118
Maximum:            360
Weighted Average:   354

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 21                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                      GROUP I ORIGINAL LOAN-TO-VALUE RATIO*



                                              % OF CUT-
RANGE OF LOAN-                                 OFF DATE
   TO-VALUE      MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  RATIOS (%)       LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

10.01 - 20.00          5    $    221,348.95      0.04%      638       16.67%       8.129%
20.01 - 30.00         10         803,553.51      0.16       577       25.56        7.980
30.01 - 40.00         13       1,595,849.85      0.32       582       38.32        7.450
40.01 - 50.00         35       6,785,444.48      1.37       608       45.98        7.264
50.01 - 60.00         76      11,971,629.78      2.43       610       56.44        7.398
60.01 - 70.00        211      40,635,743.70      8.23       590       66.24        7.655
70.01 - 80.00      1,556     277,357,102.70     56.19       628       79.14        7.193
80.01 - 90.00        538      95,001,604.18     19.25       609       87.24        8.130
90.01 - 100.00       965      59,233,271.54     12.00       634       97.74        9.680
                   -----    ---------------    ------       ---       -----        -----
TOTAL:             3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                   =====    ===============    ======       ===       =====        =====


*    With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

Minimum:             13.84%
Maximum:            100.00%
Weighted Average:    80.62%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 22                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                               GROUP I FICO SCORE



                                             % OF CUT-
                                              OFF DATE
RANGE OF FICO   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    SCORE         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------   --------   ---------------   ---------   -------   ----------   ---------

500 - 520           153    $ 21,278,250.37      4.31%      511       71.13%       8.899%
521 - 540           178      24,708,648.34      5.01       531       75.87        8.674
541 - 560           215      34,219,077.60      6.93       551       78.28        8.568
561 - 580           290      37,813,108.11      7.66       571       80.78        8.281
581 - 600           643      75,343,910.07     15.26       591       82.09        7.934
601 - 620           450      59,413,572.40     12.04       610       80.83        7.728
621 - 640           412      61,445,765.41     12.45       630       81.34        7.359
641 - 660           399      61,211,887.51     12.40       650       82.62        7.408
661 - 680           250      38,809,867.85      7.86       670       83.38        7.545
681 - 700           171      31,138,374.27      6.31       689       80.65        6.956
701 - 720           115      19,646,338.24      3.98       711       81.52        7.016
721 - 740            49      10,995,546.80      2.23       731       81.99        6.739
741 - 760            40       8,566,625.02      1.74       750       78.29        6.591
761 - 780            25       4,959,385.46      1.00       770       79.89        6.864
781 >=               19       4,055,191.24      0.82       790       76.85        6.282
                  -----    ---------------    ------       ---       -----        -----
TOTAL:            3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                  =====    ===============    ======       ===       =====        =====


Minimum:            500
Maximum:            806
Weighted Average:   621

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 23                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                              GROUP I LOAN PURPOSE



                                                   % OF CUT-
                                                    OFF DATE
                      MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    LOAN PURPOSE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------------   --------   ---------------   ---------   -------   ----------   ---------

Purchase                2,081    $260,136,171.06     52.70%      633       83.11%       7.634%
Cash Out Refinance      1,244     229,101,235.82     46.41       607       77.56        7.778
Rate/Term Refinance        84       4,368,141.81      0.88       654       92.37        9.641
                        -----    ---------------    ------       ---       -----        -----
TOTAL:                  3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                        =====    ===============    ======       ===       =====        =====


                              GROUP I PROPERTY TYPE



                                             % OF CUT-
                                              OFF DATE
                MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
PROPERTY TYPE     LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------   --------   ---------------   ---------   -------   ----------   ---------

2-4 Family          153    $ 27,663,145.15      5.60%      629       79.26%       7.749%
Condo               171      23,927,750.47      4.85       641       80.45        7.878
Modular Home          3         409,311.74      0.08       591       71.26        8.677
PUD                 441      80,381,375.76     16.28       631       81.36        7.417
Single Family     2,614     357,841,841.96     72.50       617       80.56        7.775
Townhouse            27       3,382,123.61      0.69       614       82.80        7.354
                  -----    ---------------    ------       ---       -----        -----
TOTAL:            3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                  =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 24                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             GROUP I STATES - TOP 30



                                            % OF CUT-
                                             OFF DATE
               MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
JURISDICTION     LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

FL                 434    $ 67,684,929.11     13.71%      618       80.53%       7.864%
CA                 213      62,432,997.00     12.65       648       79.10        6.990
TX                 311      32,981,304.83      6.68       611       83.07        7.801
NY                 115      28,915,144.08      5.86       616       78.23        7.476
MA                 109      24,291,351.85      4.92       632       77.52        7.650
AZ                 130      22,277,909.94      4.51       643       80.55        7.183
NV                 112      21,884,308.02      4.43       641       80.44        7.469
IL                 159      21,286,875.88      4.31       627       83.98        7.679
OH                 251      20,218,775.74      4.10       595       84.24        8.467
MD                  67      16,615,809.54      3.37       605       80.25        7.606
MI                 165      16,342,667.14      3.31       611       80.74        8.201
CO                 111      16,174,066.67      3.28       638       83.44        7.024
VA                  76      14,783,366.23      2.99       611       78.17        7.759
GA                 108      11,022,256.41      2.23       616       83.74        8.102
NJ                  44      10,256,896.91      2.08       607       75.04        8.151
RI                  58       9,771,027.57      1.98       623       78.59        7.852
CT                  60       8,524,633.98      1.73       614       79.15        8.305
NC                  91       8,137,335.60      1.65       586       81.58        8.196
WA                  48       7,009,756.92      1.42       629       83.17        7.108
NH                  48       6,337,730.79      1.28       619       74.59        8.056
ME                  50       6,299,935.40      1.28       622       76.30        7.798
PA                  52       5,780,365.87      1.17       603       83.24        8.155
IN                  74       5,604,328.77      1.14       590       82.45        7.947
MN                  34       5,557,523.70      1.13       615       77.59        8.055
WI                  44       5,160,244.15      1.05       614       79.05        8.494
LA                  62       5,122,483.98      1.04       603       81.24        7.785
SC                  42       3,965,454.70      0.80       606       85.99        8.722
MO                  52       3,719,096.87      0.75       574       83.80        8.509
TN                  38       3,446,971.90      0.70       619       85.95        8.455
AL                  43       3,334,287.33      0.68       605       84.47        8.500
Other              208      18,665,711.81      3.78       609       83.10        8.252
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                 =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 25                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                           GROUP I DOCUMENTATION TYPE



                                                         % OF CUT-
                                                          OFF DATE
                            MORTGAGE      PRINCIPAL      PRINCIPAL             WA LTV   WA COUPON
    DOCUMENTATION TYPE        LOANS      BALANCE ($)      BALANCE    WA FICO     (%)       (%)
-------------------------   --------   ---------------   ---------   -------   ------   ---------

Alternative Documentation        97    $ 17,781,392.18      3.60%      621     82.69%     7.663%
Full Documentation            2,313     290,515,162.60     58.86       609     81.20      7.691
Stated Documentation            998     184,866,493.91     37.45       639     79.52      7.768
NINA                              1         442,500.00      0.09       632     75.00      7.149
                              -----    ---------------    ------       ---     -----      -----
TOTAL:                        3,409    $493,605,548.69    100.00%      621     80.62%     7.718%
                              =====    ===============    ======       ===     =====      =====


                             GROUP I OCCUPANCY TYPE



                                                  % OF CUT-
                                                   OFF DATE
                     MORTGAGE      PRINCIPAL      PRINCIPAL             WA LTV   WA COUPON
  OCCUPANCY TYPE       LOANS      BALANCE ($)      BALANCE    WA FICO     (%)       (%)
------------------   --------   ---------------   ---------   -------   ------   ---------

Owner Occupied         3,304    $477,364,477.66     96.71%      620     80.63%     7.707%
Non-Owner Occupied        86      11,715,039.50      2.37       643     78.44      8.094
Vacation                  19       4,526,031.53      0.92       650     84.65      7.979
                       -----    ---------------    ------       ---     -----      -----
TOTAL:                 3,409    $493,605,548.69    100.00%      621     80.62%     7.718%
                       =====    ===============    ======       ===     =====      =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 26                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                              GROUP I GROSS MARGIN*



                                              % OF CUT-
   RANGE OF                                    OFF DATE
 GROSS MARGIN    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)          LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

1.001 - 1.500          2    $    361,922.24      0.09%      647       81.01%       7.295%
2.001 - 2.500          1         209,000.00      0.05       709       95.00        6.770
3.001 - 3.500          1         183,718.84      0.05       588       80.00        7.370
3.501 - 4.000         16       5,326,687.11      1.33       703       73.71        5.151
4.001 - 4.500         37      11,412,134.23      2.86       674       79.14        5.827
4.501 - 5.000        121      29,987,938.30      7.50       651       79.04        6.095
5.001 - 5.500        220      47,047,109.11     11.77       635       79.11        6.576
5.501 - 6.000        318      71,249,818.65     17.83       627       78.20        6.991
6.001 - 6.500        343      62,497,859.71     15.64       622       79.43        7.372
6.501 - 7.000        335      57,117,930.50     14.29       607       80.45        7.794
7.001 - 7.500        256      43,612,978.41     10.91       601       81.74        8.297
7.501 - 8.000        187      26,562,842.61      6.65       580       82.80        8.953
8.001 - 8.500        180      21,712,949.44      5.43       564       79.07        9.465
8.501 - 9.000        146      16,890,874.97      4.23       557       81.65        9.945
9.001 - 9.500         39       5,242,162.08      1.31       557       82.77       10.372
9.501 - 10.000         3         177,707.43      0.04       564       84.03       10.813
                   -----    ---------------    ------       ---       -----       ------
TOTAL:             2,205    $399,593,633.63    100.00%      615       79.81%       7.570%
                   =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only.

Minimum:            1.050%
Maximum:            9.900%
Weighted Average:   6.382%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 27                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                          GROUP I INITIAL PERIODIC CAP*



                                            % OF CUT-
   INITIAL                                   OFF DATE
PERIODIC CAP   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
     (%)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

1.000               21    $  2,957,961.01      0.74%      627       79.19%       8.627%
1.500                9       3,319,392.85      0.83       633       71.08        6.880
2.000                4         656,043.22      0.16       623       80.10        7.510
3.000            2,170     392,192,236.55     98.15       615       79.89        7.570
6.000                1         468,000.00      0.12       698       80.00        6.375
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           2,205    $399,593,633.63    100.00%      615       79.81%       7.570%
                 =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

Minimum:            1.000%
Maximum:            6.000%
Weighted Average:   2.975%

                              GROUP I PERIODIC CAP*



                                            % OF CUT-
                                             OFF DATE
PERIODIC CAP   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
     (%)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

1.000            2,187    $393,158,517.53     98.39%      615       79.92%       7.580%
1.500               17       5,967,116.10      1.49       617       72.41        7.004
2.000                1         468,000.00      0.12       698       80.00        6.375
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           2,205    $399,593,633.63    100.00%      615       79.81%       7.570%
                 =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

Minimum:            1.000%
Maximum:            2.000%
Weighted Average:   1.009%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 28                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                              GROUP I MAXIMUM RATE*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MAXIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

 9.501 - 10.000         2    $    587,920.00      0.15%      632       80.00%       6.600%
10.501 - 11.000         3         955,400.00      0.24       663       78.49        5.434
11.001 - 11.500        24       7,553,862.36      1.89       703       74.92        5.257
11.501 - 12.000        89      24,383,515.06      6.10       659       78.10        5.846
12.001 - 12.500       159      37,170,890.35      9.30       643       79.94        6.315
12.501 - 13.000       280      62,291,553.47     15.59       632       79.05        6.784
13.001 - 13.500       312      63,264,183.55     15.83       619       78.87        7.211
13.501 - 14.000       379      68,417,518.05     17.12       618       79.87        7.616
14.001 - 14.500       261      42,989,365.45     10.76       608       81.17        8.066
14.501 - 15.000       219      32,377,609.44      8.10       585       81.37        8.639
15.001 - 15.500       172      22,815,660.03      5.71       576       81.59        9.219
15.501 - 16.000       213      25,835,759.03      6.47       559       79.72        9.673
16.001 - 16.500        80       9,550,526.61      2.39       559       82.62       10.208
16.501 - 17.000        11       1,263,545.23      0.32       535       81.08       10.588
17.001 - 17.500         1         136,325.00      0.03       639       95.00       11.170
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              2,205    $399,593,633.63    100.00%      615       79.81%       7.570%
                    =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only

Minimum:             9.540%
Maximum:            17.170%
Weighted Average:   13.643%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 29                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                          GROUP I MINIMUM RATE (FLOOR)*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MINIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

 3.001 - 3.500          1    $    183,718.84      0.05%      588       80.00%       7.370%
 4.001 - 4.500          1         243,060.00      0.06       599       80.00        5.650
 4.501 - 5.000          5       1,712,353.62      0.43       643       79.16        5.571
 5.001 - 5.500         28       9,024,476.23      2.26       689       74.95        5.451
 5.501 - 6.000         96      26,626,094.13      6.66       648       76.08        5.960
 6.001 - 6.500        177      41,139,441.84     10.30       644       79.79        6.361
 6.501 - 7.000        340      72,994,006.57     18.27       636       79.05        6.802
 7.001 - 7.500        336      65,093,976.79     16.29       620       79.40        7.274
 7.501 - 8.000        340      60,037,882.21     15.02       611       80.41        7.779
 8.001 - 8.500        221      35,739,842.37      8.94       601       81.38        8.262
 8.501 - 9.000        209      30,544,719.57      7.64       581       81.80        8.752
 9.001 - 9.500        171      22,459,550.24      5.62       576       81.90        9.271
 9.501 - 10.000       196      23,705,185.69      5.93       558       79.86        9.760
10.001 - 10.500        73       8,826,024.49      2.21       555       82.27       10.232
10.501 - 11.000        10       1,126,976.04      0.28       539       81.85       10.702
11.001 - 11.500         1         136,325.00      0.03       639       95.00       11.170
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              2,205    $399,593,633.63    100.00%      615       79.81%       7.570%
                    =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only.

Minimum:             3.491%
Maximum:            11.170%
Weighted Average:    7.543%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 30                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                       GROUP I NEXT RATE ADJUSTMENT DATE*



                                          % OF CUT-
 NEXT RATE                                 OFF DATE
ADJUSTMENT   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   DATE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
----------   --------   ---------------   ---------   -------   ----------   ---------

2007-01            1    $    107,445.02      0.03%      611       80.00%       7.650%
2007-02            1          92,776.94      0.02       651       80.00        6.600
2007-03            1          49,972.11      0.01       553       71.43        8.900
2007-04            2         506,527.58      0.13       628       82.90        8.350
2007-05           64      10,126,024.17      2.53       623       78.81        7.579
2007-06          192      33,704,839.06      8.43       628       79.52        7.516
2007-07          994     176,529,744.65     44.18       613       79.78        7.637
2007-08          871     160,523,285.00     40.17       611       80.40        7.578
2007-09           15       2,614,300.00      0.65       623       78.50        6.966
2008-06            2         718,172.54      0.18       690       55.73        6.295
2008-07           26       5,088,136.70      1.27       634       78.92        7.377
2008-08           22       5,396,296.00      1.35       644       76.80        6.716
2008-09            1         460,000.00      0.12       663       80.00        7.280
2010-04            1         468,000.00      0.12       698       80.00        6.375
2010-06            3         712,800.00      0.18       672       80.00        6.513
2010-07            6       2,173,813.86      0.54       695       68.18        6.426
2010-08            3         321,500.00      0.08       643       69.48        8.576
               -----    ---------------    ------       ---       -----        -----
TOTAL:         2,205    $399,593,633.63    100.00%      615       79.81%       7.570%
               =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 31                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

COLLATERAL CHARACTERISTICS

Collateral characteristics are listed below as of the Cut-off Date

                                GROUP II SUMMARY

Total Number of Loans                                                     4,213
Total Outstanding Loan Balance                                  $494,420,589.60
Average Outstanding Loan Balance                                $    117,355.94
Fixed Rate Loans                                                          19.41%
Adjustable-Rate Loans                                                     80.59%
Prepayment Penalty Coverage                                               69.57%
WA Coupon                                                                 7.737%
WA Margin*                                                                6.498%
WA Minimum Rate*                                                          7.682%
WA Original Term (mo.)                                                      354
WA Remaining Term (mo.)                                                     354
WA Original LTV                                                           78.22%
WA FICO                                                                     610
WA DTI                                                                    40.55%
First Lien Position                                                       96.61%
Second Lien Position                                                       3.39%
% of Silent Seconds                                                       21.93%

PRODUCT TYPE
2/28 ARM                                                                  62.48%
2/28 Interest Only ARM                                                    14.61%
3/27 ARM                                                                   2.00%
3/27 Interest Only ARM                                                     0.97%
5/25 ARM                                                                   0.52%
Balloon                                                                    0.54%
Fixed                                                                     18.02%
Fixed Interest Only                                                        0.85%

PREPAYMENT PENALTY (YEARS)
No Penalty                                                                30.43%
1.0                                                                        8.69%
2.0                                                                       48.13%
2.5                                                                        0.07%
3.0                                                                       12.67%

GEOGRAPHIC DISTRIBUTION
(Other states account individually for less
than 5.00% of the Cut-off Date
aggregate principal balance)
CA                                                                        12.22%
FL                                                                         8.47%
OH                                                                         5.54%
AZ                                                                         5.52%

LARGEST ZIP CODE CONCENTRATION
Zip Code (City)
89123 (Las Vegas, NV)                                                      0.28%

OCCUPANCY STATUS
Owner Occupied                                                            95.51%
Non-Owner Occupied                                                         3.50%
Vacation                                                                   0.99%

LOAN PURPOSE
Cash Out Refinance                                                        73.56%
Purchase                                                                  25.25%
Rate/Term Refinance                                                        1.18%

*    Adjustable-Rate Loans Only

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 32                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                      GROUP II SCHEDULED PRINCIPAL BALANCES



                                                       % OF CUT-
                                                        OFF DATE
   RANGE OF PRINCIPAL     MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      BALANCES ($)          LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-----------------------   --------   ---------------   ---------   -------   ----------   ---------

0.01 - 50,000.00              743    $ 23,225,590.56      4.70%      605       89.67%      10.188%
50,000.01 - 100,000.00      1,427     107,941,429.61     21.83       600       79.41        8.176
100,000.01 - 150,000.00       969     119,949,967.52     24.26       610       78.13        7.715
150,000.01 - 200,000.00       451      78,735,134.55     15.92       611       75.00        7.467
200,000.01 - 250,000.00       299      66,678,685.91     13.49       616       76.51        7.325
250,000.01 - 300,000.00       174      47,093,629.25      9.53       614       76.83        7.288
300,000.01 - 350,000.00       117      37,996,389.15      7.69       621       79.97        7.150
350,000.01 - 400,000.00        22       7,908,607.15      1.60       608       74.58        7.132
400,000.01 - 450,000.00         9       3,865,036.39      0.78       634       77.97        6.688
450,000.01 - 500,000.00         1         463,619.51      0.09       668       87.55        6.998
550,000.01 - 600,000.00         1         562,500.00      0.11       717       90.00        6.990
                            -----    ---------------    ------       ---       -----       ------
TOTAL:                      4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                            =====    ===============    ======       ===       =====       ======


Minimum:            $ 12,495.02
Maximum:            $562,500.00
Weighted Average:   $117,355.94

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 33                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             GROUP II MORTGAGE RATES



                                               % OF CUT-
    RANGE OF                                    OFF DATE
MORTGAGE RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

4.501 - 5.000           5    $    830,004.70      0.17%      691       75.53%       4.816%
5.001 - 5.500          49       9,866,605.56      2.00       701       68.71        5.243
5.501 - 6.000         201      39,670,726.45      8.02       674       71.72        5.815
6.001 - 6.500         255      42,676,528.16      8.63       638       75.47        6.299
6.501 - 7.000         534      80,255,438.68     16.23       629       77.06        6.806
7.001 - 7.500         516      68,904,868.06     13.94       615       77.53        7.270
7.501 - 8.000         594      75,061,138.78     15.18       598       78.18        7.778
8.001 - 8.500         351      41,699,453.09      8.43       587       78.49        8.267
8.501 - 9.000         390      42,451,015.26      8.59       579       80.39        8.757
9.001 - 9.500         293      29,792,137.60      6.03       567       80.09        9.261
9.501 - 10.000        337      32,331,849.95      6.54       563       81.06        9.783
10.001 - 10.500       254      16,855,186.65      3.41       580       86.62       10.274
10.501 - 11.000       247       8,179,804.90      1.65       597       93.68       10.773
11.001 - 11.500        89       2,388,132.42      0.48       594       92.87       11.219
11.501 - 12.000        31       1,189,853.27      0.24       602       92.28       11.781
12.001 - 12.500        67       2,267,846.07      0.46       623       96.83       12.440
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                    =====    ===============    ======       ===       =====       ======


Minimum              4.562%
Maximum:            12.500%
Weighted Average:    7.737%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 34                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                            GROUP II ORIGINAL TERMS*



                                              % OF CUT-
   RANGE OF                                    OFF DATE
ORIGINAL TERMS   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   (MONTHS)        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180              165    $  9,693,305.76      1.96%      629       75.97%       8.291%
181 - 240            139       7,794,076.99      1.58       648       79.30        8.823
241 - 300              5         556,052.68      0.11       600       80.71        7.473
301 - 360          3,904     476,377,154.17     96.35       609       78.24        7.708
                   -----    ---------------    ------       ---       -----        -----
TOTAL:             4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                   =====    ===============    ======       ===       =====        =====


*    All of the above terms include the interest only period

Minimum:            120
Maximum:            360
Weighted Average:   354

                            GROUP II REMAINING TERMS*



                                              % OF CUT-
   RANGE OF                                    OFF DATE
ORIGINAL TERMS   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   (MONTHS)        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180              165    $  9,693,305.76      1.96%      629       75.97%       8.291%
181 - 240            139       7,794,076.99      1.58       648       79.30        8.823
241 - 300              5         556,052.68      0.11       600       80.71        7.473
301 - 360          3,904     476,377,154.17     96.35       609       78.24        7.708
                   -----    ---------------    ------       ---       -----        -----
TOTAL:             4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                   =====    ===============    ======       ===       =====        =====


*    All of the above terms include the interest only period

Minimum:            119
Maximum:            360
Weighted Average:   354

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 35                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     GROUP II ORIGINAL LOAN-TO-VALUE RATIO*



                                              % OF CUT-
RANGE OF LOAN-                                 OFF DATE
   TO -VALUE     MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  RATIOS (%)       LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

10.01 - 20.00          8    $    377,149.18      0.08%      548       15.66%       8.856%
20.01 - 30.00         21       1,955,624.53      0.40       599       26.87        7.710
30.01 - 40.00         50       5,805,591.07      1.17       618       36.02        7.268
40.01 - 50.00         99      12,684,156.64      2.57       607       45.71        7.499
50.01 - 60.00        153      21,830,595.66      4.42       609       56.06        7.251
60.01 - 70.00        405      63,070,947.82     12.76       593       66.51        7.415
70.01 - 80.00      1,835     230,764,793.29     46.67       613       78.73        7.357
80.01 - 90.00        820     110,837,810.34     22.42       604       87.21        8.180
90.01 - 100.00       822      47,093,921.07      9.53       631       97.06        9.325
                   -----    ---------------    ------       ---       -----        -----
TOTAL:             4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                   =====    ===============    ======       ===       =====        =====


*    With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

Minimum:             10.70%
Maximum:            100.00%
Weighted Average:    78.22%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 36                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                               GROUP II FICO SCORE



                                             % OF CUT-
                                              OFF DATE
RANGE OF FICO   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    SCORE         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------   --------   ---------------   ---------   -------   ----------   ---------

500 - 520           241    $ 29,852,873.94      6.04%      510       70.23%       8.795%
521 - 540           273      33,416,691.67      6.76       530       73.33        8.602
541 - 560           336      41,478,289.09      8.39       551       75.96        8.477
561 - 580           364      42,598,872.99      8.62       571       78.25        8.380
581 - 600           813      81,663,858.98     16.52       591       80.21        7.946
601 - 620           670      70,626,664.94     14.28       610       80.60        7.710
621 - 640           466      55,887,119.05     11.30       631       79.69        7.404
641 - 660           417      49,672,224.47     10.05       650       80.90        7.299
661 - 680           233      30,864,047.10      6.24       669       79.61        7.009
681 - 700           147      21,079,939.92      4.26       689       76.87        6.817
701 - 720            94      14,007,496.52      2.83       709       80.20        6.548
721 - 740            61       9,367,478.05      1.89       730       72.85        6.183
741 - 760            46       6,142,488.69      1.24       750       77.95        6.442
761 - 780            27       4,741,428.09      0.96       769       79.75        6.165
781 >=               25       3,021,116.10      0.61       789       61.47        6.086
                  -----    ---------------    ------       ---       -----        -----
TOTAL:            4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                  =====    ===============    ======       ===       =====        =====


Minimum:            500
Maximum:            811
Weighted Average:   610

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 37                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                              GROUP II LOAN PURPOSE



                                                   % OF CUT-
                                                    OFF DATE
                      MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    LOAN PURPOSE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------------   --------   ---------------   ---------   -------   ----------   ---------

Purchase                1,659    $124,861,766.98     25.25%      612       83.49%       7.954%
Cash Out Refinance      2,436     363,700,579.84     73.56       609       76.18        7.635
Rate/Term Refinance       118       5,858,242.78      1.18       631       92.01        9.466
                        -----    ---------------    ------       ---       -----        -----
TOTAL:                  4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                        =====    ===============    ======       ===       =====        =====


                             GROUP II PROPERTY TYPE



                                             % OF CUT-
                                              OFF DATE
                MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
PROPERTY TYPE     LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------   --------   ---------------   ---------   -------   ----------   ---------

2-4 Family          161    $ 28,229,655.13      5.71%      627       73.61%       7.383%
Condo               155      17,082,038.80      3.45       626       79.85        7.900
Modular Home          6         798,615.68      0.16       619       79.07        8.400
PUD                 334      48,110,205.32      9.73       606       80.12        7.660
Single Family     3,536     397,923,983.36     80.48       609       78.22        7.760
Townhouse            21       2,276,091.31      0.46       594       81.31        8.244
                  -----    ---------------    ------       ---       -----        -----
TOTAL:            4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                  =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 38                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                            GROUP II STATES - TOP 30



                                            % OF CUT-
                                             OFF DATE
               MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
JURISDICTION     LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

CA                 292    $ 60,436,969.39     12.22%      610       69.57%       7.091%
FL                 324      41,882,308.41      8.47       601       78.64        7.938
OH                 354      27,389,496.35      5.54       598       83.06        8.310
AZ                 191      27,314,173.48      5.52       625       80.59        7.403
IL                 197      24,142,421.64      4.88       610       80.25        7.588
MI                 275      23,957,760.92      4.85       617       82.09        8.175
NY                 131      23,416,924.13      4.74       614       74.47        7.367
MA                 118      21,180,216.51      4.28       625       71.71        7.432
TX                 253      20,245,256.08      4.09       603       81.77        7.822
NV                  97      17,834,162.79      3.61       630       78.50        7.364
NJ                  84      15,705,119.10      3.18       599       74.06        8.229
VA                 107      14,395,422.74      2.91       607       76.76        7.723
NC                 171      14,047,505.14      2.84       599       82.52        8.159
MD                  78      12,842,808.87      2.60       596       77.08        7.575
GA                 133      11,470,029.35      2.32       605       82.20        7.965
CO                 104      11,149,481.10      2.26       624       82.33        7.190
NH                  67      10,318,869.65      2.09       644       76.57        7.261
CT                  69       9,622,352.37      1.95       610       76.61        7.947
RI                  49       8,712,291.90      1.76       618       71.91        7.119
MO                 112       8,555,508.81      1.73       597       83.81        8.323
ME                  78       8,294,505.90      1.68       624       76.17        7.890
WA                  57       7,865,521.81      1.59       633       81.26        7.074
MN                  54       7,824,673.31      1.58       609       80.58        7.932
LA                 104       7,582,204.20      1.53       602       82.40        7.805
IN                 105       6,923,035.00      1.40       590       85.15        8.268
TN                  86       6,842,508.44      1.38       605       83.74        8.333
PA                  62       6,089,306.59      1.23       597       79.67        8.163
WI                  58       6,077,071.75      1.23       597       80.45        8.833
SC                  62       4,494,330.10      0.91       585       82.97        8.779
AL                  56       4,294,341.61      0.87       616       85.03        8.148
Other              285      23,514,012.16      4.76       605       81.89        8.206
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                 =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 39                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                           GROUP II DOCUMENTATION TYPE



                                                         % OF CUT-
                                                          OFF DATE
                            MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    DOCUMENTATION TYPE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------------------   --------   ---------------   ---------   -------   ----------   ---------

Alternative Documentation        83    $ 11,713,872.30      2.37%      628       81.08%       7.715%
Full Documentation            3,154     340,427,452.82     68.85       607       78.84        7.693
Stated Documentation            971     141,340,264.48     28.59       615       76.51        7.854
NINA                              5         939,000.00      0.19       696       72.34        6.104
                              -----    ---------------    ------       ---       -----        -----
TOTAL:                        4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                              =====    ===============    ======       ===       =====        =====


                             GROUP II OCCUPANCY TYPE



                                                         % OF CUT-
                                                          OFF DATE
                            MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      OCCUPANCY TYPE          LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------------------   --------   ---------------   ---------   -------   ----------   ---------

Owner Occupied                4,031    $472,212,801.80     95.51%      609       78.25%       7.727%
Non-Owner Occupied              151      17,315,437.62      3.50       636       75.36        7.889
Vacation                         31       4,892,350.18      0.99       621       85.22        8.116
                              -----    ---------------    ------       ---       -----        -----
TOTAL:                        4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                              =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 40                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             GROUP II GROSS MARGIN*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
  GROSS MARGIN    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

2.001 - 2.500           2    $    513,000.00      0.13%      649        73.90%      6.324%
3.001 - 3.500           3         625,015.19      0.16       680        79.56       5.565
3.501 - 4.000          26       5,630,576.09      1.41       711        65.98       5.188
4.001 - 4.500          67      12,705,140.81      3.19       665        72.29       5.721
4.501 - 5.000         129      23,959,933.16      6.01       641        74.37       6.101
5.001 - 5.500         271      42,789,246.50     10.74       628        77.63       6.579
5.501 - 6.000         433      62,892,875.33     15.79       613        77.24       7.051
6.001 - 6.500         487      61,291,544.63     15.38       610        78.12       7.408
6.501 - 7.000         462      59,086,067.87     14.83       595        78.53       7.850
7.001 - 7.500         363      42,861,661.34     10.76       588        80.13       8.347
7.501 - 8.000         289      32,159,240.32      8.07       577        79.68       8.922
8.001 - 8.500         249      26,584,344.36      6.67       557        80.13       9.500
8.501 - 9.000         191      20,571,421.46      5.16       557        80.58       9.942
9.001 - 9.500          44       5,565,012.44      1.40       558        82.90      10.407
9.501 - 10.000         10         780,897.13      0.20       563        79.58      10.955
10.001 - 10.500         2         143,932.01      0.04       579        87.92      11.659
10.501 - 11.000         3         157,055.78      0.04       549        75.89      12.076
13.501 - 14.000         1         112,421.23      0.03       596        94.94       7.790
                    -----    ---------------    ------       ---        -----      ------
TOTAL:              3,032    $398,429,385.65    100.00%      603        78.08%      7.706%
                    =====    ===============    ======       ===        =====      ======


*    Adjustable-Rate Loans Only.

Minimum:             2.250%
Maximum:            13.750%
Weighted Average:    6.498%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 41                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                         GROUP II INITIAL PERIODIC CAP*



                                            % OF CUT-
   INITIAL                                   OFF DATE
PERIODIC CAP   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
     (%)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

1.000               29    $  3,022,154.85      0.76%      587       75.57%       8.751%
1.500                4         826,961.10      0.21       628       73.68        6.499
2.000                2         262,118.04      0.07       586       70.76        7.031
3.000            2,997     394,318,151.66     98.97       603       78.12        7.701
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           3,032    $398,429,385.65    100.00%      603       78.08%       7.706%
                 =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

Minimum:            1.000%
Maximum:            3.000%
Weighted Average:   2.981%

                             GROUP II PERIODIC CAP*



                                            % OF CUT-
                                             OFF DATE
PERIODIC CAP   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
     (%)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

1.000            3,023    $396,598,333.65     99.54%      603       78.11%       7.710%
1.500                9       1,831,052.00      0.46       620       72.69        6.907
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           3,032    $398,429,385.65    100.00%      603       78.08%       7.706%
                 =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

Minimum:            1.000%
Maximum:            1.500%
Weighted Average:   1.002%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 42                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             GROUP II MAXIMUM RATE*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MAXIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

9.501 - 10.000          1    $    260,353.16      0.07%      600       78.38%       6.990%
10.501 - 11.000         5         830,004.70      0.21       691       75.53        4.816
11.001 - 11.500        43       8,609,965.83      2.16       697       67.34        5.258
11.501 - 12.000       107      20,903,048.10      5.25       648       73.71        5.806
12.001 - 12.500       191      31,933,969.69      8.01       634       76.76        6.294
12.501 - 13.000       367      56,880,732.59     14.28       623       77.06        6.799
13.001 - 13.500       399      54,217,933.19     13.61       613       77.38        7.227
13.501 - 14.000       581      72,682,909.72     18.24       602       78.48        7.632
14.001 - 14.500       329      40,876,300.39     10.26       593       78.75        8.111
14.501 - 15.000       349      40,587,527.05     10.19       580       81.17        8.651
15.001 - 15.500       264      27,983,847.79      7.02       566       80.10        9.214
15.501 - 16.000       266      27,988,349.87      7.02       556       79.43        9.723
16.001 - 16.500        98      11,195,766.92      2.81       556       80.98       10.184
16.501 - 17.000        24       3,016,045.18      0.76       558       83.19       10.458
17.001 - 17.500         3         161,643.68      0.04       571       78.65       11.108
17.501 - 18.000         3         190,718.24      0.05       560       81.07       11.712
18.001 - 18.500         2         110,269.55      0.03       569       82.64       12.161
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              3,032    $398,429,385.65    100.00%      603       78.08%       7.706%
                    =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only.

Minimum:             9.990%
Maximum:            18.240%
Weighted Average:   13.774%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 43                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                         GROUP II MINIMUM RATE (FLOOR)*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MINIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

4.501 - 5.000           8    $  1,194,976.25      0.30%      657       75.82%       5.393%
5.001 - 5.500          46       9,218,258.45      2.31       689       67.26        5.327
5.501 - 6.000         115      22,043,776.07      5.53       647       74.06        5.877
6.001 - 6.500         217      35,748,237.92      8.97       632       76.51        6.367
6.501 - 7.000         455      67,725,764.32     17.00       625       77.56        6.824
7.001 - 7.500         440      59,201,029.18     14.86       612       77.63        7.283
7.501 - 8.000         513      64,527,977.36     16.20       595       78.70        7.800
8.001 - 8.500         283      34,891,628.72      8.76       584       78.54        8.275
8.501 - 9.000         323      36,544,612.53      9.17       579       81.27        8.765
9.001 - 9.500         251      26,433,467.38      6.63       566       80.07        9.262
9.501 - 10.000        259      27,342,215.92      6.86       555       79.59        9.768
10.001 - 10.500        95      10,931,212.64      2.74       556       80.91       10.198
10.501 - 11.000        19       2,163,597.44      0.54       564       83.83       10.710
11.001 - 11.500         3         161,643.68      0.04       571       78.65       11.108
11.501 - 12.000         3         190,718.24      0.05       560       81.07       11.712
12.001 - 12.500         2         110,269.55      0.03       569       82.64       12.161
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              3,032    $398,429,385.65    100.00%      603       78.08%       7.706%
                    =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only.

Minimum:             4.562%
Maximum:            12.240%
Weighted Average:    7.682%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 44                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                       GROUP II NEXT RATE ADJUSTMENT DATE*



                                          % OF CUT-
 NEXT RATE                                 OFF DATE
ADJUSTMENT   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   DATE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
----------   --------   ---------------   ---------   -------   ----------   ---------

2007-03            1    $    216,550.00      0.05%      624       89.99%       9.350%
2007-04            5         702,759.18      0.18       614       77.18        6.967
2007-05           74       8,821,969.54      2.21       608       77.07        7.334
2007-06          259      34,262,438.99      8.60       604       78.18        7.657
2007-07        1,369     179,726,484.22     45.11       600       78.29        7.787
2007-08        1,200     153,904,613.37     38.63       600       78.30        7.758
2007-09           26       3,537,900.00      0.89       606       79.45        7.487
2008-05            2         252,719.30      0.06       619       75.77        7.524
2008-06            9       1,236,426.37      0.31       628       72.46        7.008
2008-07           35       7,061,248.08      1.77       649       74.73        6.806
2008-08           38       5,693,700.00      1.43       640       71.77        6.974
2008-09            1         436,400.00      0.11       624       89.98        6.900
2010-07            8       1,474,476.60      0.37       701       74.29        5.871
2010-08            5       1,101,700.00      0.28       729       73.97        5.789
               -----    ---------------    ------       ---       -----        -----
TOTAL:         3,032    $398,429,385.65    100.00%      603       78.08%       7.706%
               =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED AUGUST 16, 2005

NEW ISSUE COMPUTATIONAL MATERIALS

(Part II of II)

$591,933,000 (APPROXIMATE)

AEGIS ASSET BACKED SECURITIES TRUST
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4

AEGIS ASSET BACKED SECURITIES CORPORATION
Depositor

[AEGIS MORTGAGECORPORATION LOGO]

AEGIS MORTGAGE CORPORATION
Sponsor, Seller and Sub-Servicer

AUGUST 16, 2005

                                 CREDIT | FIRST
                                 SUISSE | BOSTON

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 2                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC. The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the securities. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the
Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the
"Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the securities discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the securities ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

             PLEASE CONTACT THE CSFB SYNDICATE DESK AT 212-325-8549
                           FOR ADDITIONAL INFORMATION.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 3                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

COLLATERAL CHARACTERISTICS

Collateral characteristics are listed below as of the Cut-off Date

                                AGGREGATE SUMMARY

Total Number of Loans                                                     7,622
Total Outstanding Loan Balance                                  $988,026,138.29
Average Outstanding Loan Balance                                $    129,628.20
Fixed Rate Loans                                                          19.23%
Adjustable-Rate Loans                                                     80.77%
Prepayment Penalty Coverage                                               69.83%
WA Coupon                                                                 7.728%
WA Margin*                                                                6.440%
WA Initial Periodic Cap*                                                  2.978%
WA Minimum Rate*                                                          7.612%
WA Original Term (mo.)                                                      354
WA Remaining Term (mo.)                                                     354
WA Original LTV                                                           79.42%
WA FICO                                                                     616
WA DTI                                                                    40.49%
First Lien Position                                                       95.02%
Second Lien Position                                                       4.98%
% of Silent Seconds                                                       27.71%

PRODUCT TYPE
2/28 ARM                                                                  59.33%
2/28 Interest Only ARM                                                    18.14%
3/27 ARM                                                                   1.50%
3/27 Interest Only ARM                                                     1.17%
5/25 ARM                                                                   0.40%
5/25 Interest Only ARM                                                     0.23%
Balloon                                                                    0.81%
Fixed                                                                     17.89%
Fixed Interest Only                                                        0.53%

PREPAYMENT PENALTY (YEARS)
No Penalty                                                                30.17%
1.0                                                                        9.10%
2.0                                                                       48.55%
2.5                                                                        0.06%
3.0 and greater                                                           12.12%

GEOGRAPHIC DISTRIBUTION
(Other states account individually for less
than 5.00% of the Cut-off Date
aggregate principal balance)
CA                                                                        12.44%
FL                                                                        11.09%
TX                                                                         5.39%
NY                                                                         5.30%
AZ                                                                         5.02%

LARGEST ZIP CODE CONCENTRATION
Zip Code (City)
20744 (Fort Washington, MD)                                                0.30%

OCCUPANCY STATUS
Owner Occupied                                                            96.11%
Non-Owner Occupied                                                         2.94%
Vacation                                                                   0.95%

LOAN PURPOSE
Cash Out Refinance                                                        60.00%
Purchase                                                                  38.97%
Rate/Term Refinance                                                        1.04%

*    Adjustable-Rate Loans Only

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 4                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     AGGREGATE SCHEDULED PRINCIPAL BALANCES



                                                       % OF CUT-
                                                       OFF DATE
   RANGE OF PRINCIPAL     MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
     BALANCES ($)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-----------------------   --------   ---------------   ---------   -------   ----------   ---------

0.01 - 50,000.00            1,458    $ 46,009,526.06      4.66%      610       91.84%      10.314%
50,000.01 - 100,000.00      2,340     175,563,185.66     17.77       602       80.66        8.381
100,000.01 - 150,000.00     1,528     189,018,814.79     19.13       609       78.84        7.805
150,000.01 - 200,000.00       923     160,807,744.85     16.28       615       77.54        7.520
200,000.01 - 250,000.00       557     124,286,494.22     12.58       618       77.96        7.398
250,000.01 - 300,000.00       301      81,902,828.72      8.29       620       78.29        7.284
300,000.01 - 350,000.00       192      62,281,437.08      6.30       625       79.53        7.164
350,000.01 - 400,000.00       125      46,823,392.35      4.74       624       78.34        7.121
400,000.01 - 450,000.00        82      34,860,382.04      3.53       646       80.42        6.936
450,000.01 - 500,000.00        51      24,367,092.27      2.47       636       78.62        6.915
500,000.01 - 550,000.00        20      10,487,381.24      1.06       618       76.18        7.083
550,000.01 - 600,000.00        17       9,845,777.10      1.00       624       82.75        7.242
600,000.01 - 650,000.00        12       7,556,518.62      0.76       651       80.98        7.241
650,000.01 >=                  16      14,215,563.29      1.44       636       73.03        6.931
                            -----    ---------------    ------       ---       -----       ------
TOTAL:                      7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                            =====    ===============    ======       ===       =====       ======


Minimum:            $   12,495.02
Maximum:            $1,300,000.00
Weighted Average:   $  129,628.20

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 5                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                            AGGREGATE MORTGAGE RATES



                                                 % OF CUT-
                                                  OFF DATE
RANGE OF MORTGAGE   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    RATES (%)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-----------------   --------   ---------------   ---------   -------   ----------   ---------

4.501 - 5.000             7    $  1,643,004.70      0.17%      677       76.86%       4.905%
5.001 - 5.500            74      18,003,563.85      1.82       705       71.00        5.243
5.501 - 6.000           349      79,881,490.79      8.08       672       73.83        5.829
6.001 - 6.500           474      95,116,937.65      9.63       645       77.16        6.309
6.501 - 7.000           924     162,708,994.44     16.47       633       77.89        6.801
7.001 - 7.500           899     141,932,675.64     14.37       618       78.22        7.272
7.501 - 8.000         1,006     143,837,961.48     14.56       605       78.89        7.776
8.001 - 8.500           609      80,812,764.82      8.18       594       79.79        8.266
8.501 - 9.000           649      76,713,650.22      7.76       581       81.10        8.754
9.001 - 9.500           489      54,340,577.95      5.50       573       81.09        9.260
9.501 - 10.000          659      63,322,055.01      6.41       570       82.14        9.792
10.001 - 10.500         594      38,686,604.56      3.92       594       89.56       10.317
10.501 - 11.000         517      18,200,277.52      1.84       601       94.91       10.800
11.001 - 11.500         179       5,628,072.88      0.57       611       95.72       11.272
11.501 - 12.000          65       2,636,461.51      0.27       606       94.30       11.809
12.001 - 12.500         128       4,561,045.27      0.46       635       97.36       12.462
                      -----    ---------------    ------       ---       -----       ------
TOTAL:                7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                      =====    ===============    ======       ===       =====       ======


Minimum              4.562%
Maximum:            12.500%
Weighted Average:    7.728%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 6                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                            AGGREGATE ORIGINAL TERMS*



                                                 % OF CUT-
                                                  OFF DATE
RANGE OF ORIGINAL   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  TERMS (MONTHS)      LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-----------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180                 353    $ 20,785,299.72      2.10%      642       80.34%       8.729%
181 - 240               254      14,140,207.81      1.43       646       84.94        9.370
241 - 300                 6         915,614.92      0.09       649       84.36        7.325
301 - 360             7,009     952,185,015.84     96.37       614       79.31        7.682
                      -----    ---------------    ------       ---       -----        -----
TOTAL:                7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                      =====    ===============    ======       ===       =====        =====


*    All of the above terms include the interest only period

Minimum:            120
Maximum:            360
Weighted Average:   354

                           AGGREGATE REMAINING TERMS*



                                                  % OF CUT-
                                                   OFF DATE
RANGE OF REMAINING   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  TERMS (MONTHS)       LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180                  353    $ 20,785,299.72      2.10%      642       80.34%       8.729%
181 - 240                254      14,140,207.81      1.43       646       84.94        9.370
241 - 300                  6         915,614.92      0.09       649       84.36        7.325
301 - 360              7,009     952,185,015.84     96.37       614       79.31        7.682
                       -----    ---------------    ------       ---       -----        -----
TOTAL:                 7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                       =====    ===============    ======       ===       =====        =====


*    All of the above terms include the interest only period

Minimum:            118
Maximum:            360
Weighted Average:   354

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 7                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     AGGREGATE ORIGINAL LOAN-TO-VALUE RATIO*



                                              % OF CUT-
RANGE OF LOAN-                                 OFF DATE
   TO-VALUE      MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  RATIOS (%)       LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

10.01 - 20.00         13    $    598,498.13      0.06%      581       16.03%       8.587%
20.01 - 30.00         31       2,759,178.04      0.28       593       26.48        7.788
30.01 - 40.00         63       7,401,440.92      0.75       610       36.51        7.307
40.01 - 50.00        134      19,469,601.12      1.97       607       45.80        7.417
50.01 - 60.00        229      33,802,225.44      3.42       610       56.19        7.303
60.01 - 70.00        616     103,706,691.52     10.50       592       66.40        7.509
70.01 - 80.00      3,391     508,121,895.99     51.43       622       78.96        7.268
80.01 - 90.00      1,358     205,839,414.52     20.83       606       87.22        8.157
90.01 - 100.00     1,787     106,327,192.61     10.76       633       97.44        9.523
                   -----    ---------------    ------       ---       -----        -----
TOTAL:             7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                   =====    ===============    ======       ===       =====        =====


*    With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

Minimum:             10.70%
Maximum:            100.00%
Weighted Average:    79.42%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 8                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                              AGGREGATE FICO SCORE



                                             % OF CUT-
                                              OFF DATE
RANGE OF FICO   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    SCORE         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------   --------   ---------------   ---------   -------   ----------   ---------

500 - 520           394    $ 51,131,124.31      5.18%      511       70.61%       8.839%
521 - 540           451      58,125,340.01      5.88       531       74.41        8.633
541 - 560           551      75,697,366.69      7.66       551       77.01        8.518
561 - 580           654      80,411,981.10      8.14       571       79.44        8.333
581 - 600         1,456     157,007,769.05     15.89       591       81.11        7.940
601 - 620         1,120     130,040,237.34     13.16       610       80.71        7.718
621 - 640           878     117,332,884.46     11.88       630       80.55        7.380
641 - 660           816     110,884,111.98     11.22       650       81.85        7.359
661 - 680           483      69,673,914.95      7.05       670       81.71        7.307
681 - 700           318      52,218,314.19      5.29       689       79.12        6.900
701 - 720           209      33,653,834.76      3.41       710       80.97        6.821
721 - 740           110      20,363,024.85      2.06       730       77.79        6.483
741 - 760            86      14,709,113.71      1.49       750       78.15        6.529
761 - 780            52       9,700,813.55      0.98       770       79.82        6.522
781 >=               44       7,076,307.34      0.72       790       70.28        6.198
                  -----    ---------------    ------       ---       -----        -----
TOTAL:            7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                  =====    ===============    ======       ===       =====        =====


Minimum:            500
Maximum:            811
Weighted Average:   616

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 9                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             AGGREGATE LOAN PURPOSE



                                                   % OF CUT-OFF
                                                       DATE
                      MORTGAGE      PRINCIPAL        PRINCIPAL              WA LTV   WA COUPON
    LOAN PURPOSE        LOANS      BALANCE ($)        BALANCE     WA FICO     (%)       (%)
-------------------   --------   ---------------   ------------   -------   ------   ---------

Purchase                3,740    $384,997,938.04       38.97%       626     83.23%     7.737%
Cash Out Refinance      3,680     592,801,815.66       60.00        608     76.72      7.690
Rate/Term Refinance       202      10,226,384.59        1.04        640     92.17      9.541
                        -----    ---------------      ------        ---     -----      -----
TOTAL:                  7,622    $988,026,138.29      100.00%       616     79.42%     7.728%
                        =====    ===============      ======        ===     =====      =====


                             AGGREGATE PROPERTY TYPE



                                             % OF CUT-OFF
                                                 DATE
                MORTGAGE      PRINCIPAL        PRINCIPAL              WA LTV   WA COUPON
PROPERTY TYPE     LOANS      BALANCE ($)        BALANCE     WA FICO     (%)       (%)
-------------   --------   ---------------   ------------   -------   ------   ---------

2-4 Family          314    $ 55,892,800.28        5.66%       628     76.40%     7.564%
Condo               326      41,009,789.27        4.15        635     80.20      7.887
Modular Home          9       1,207,927.42        0.12        609     76.42      8.494
PUD                 775     128,491,581.08       13.00        621     80.89      7.508
Single Family     6,150     755,765,825.32       76.49        613     79.33      7.767
Townhouse            48       5,658,214.92        0.57        606     82.20      7.712
                  -----    ---------------      ------        ---     -----      -----
TOTAL:            7,622    $988,026,138.29      100.00%       616     79.42%     7.728%
                  =====    ===============      ======        ===     =====      =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 10                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                            AGGREGATE STATES - TOP 30



                                            % OF CUT-
                                             OFF DATE
               MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
JURISDICTION     LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

CA                 505    $122,869,966.39     12.44%      629       74.41%       7.040%
FL                 758     109,567,237.52     11.09       611       79.80        7.892
TX                 564      53,226,560.91      5.39       608       82.57        7.809
NY                 246      52,332,068.21      5.30       615       76.55        7.427
AZ                 321      49,592,083.42      5.02       633       80.57        7.304
OH                 605      47,608,272.09      4.82       597       83.56        8.377
MA                 227      45,471,568.36      4.60       629       74.81        7.548
IL                 356      45,429,297.52      4.60       618       82.00        7.630
MI                 440      40,300,428.06      4.08       614       81.54        8.186
NV                 209      39,718,470.81      4.02       636       79.57        7.422
MD                 145      29,458,618.41      2.98       601       78.86        7.592
VA                 183      29,178,788.97      2.95       609       77.47        7.741
CO                 215      27,323,547.77      2.77       632       82.98        7.092
NJ                 128      25,962,016.01      2.63       602       74.45        8.198
GA                 241      22,492,285.76      2.28       610       82.95        8.032
NC                 262      22,184,840.74      2.25       594       82.17        8.172
RI                 107      18,483,319.47      1.87       621       75.44        7.507
CT                 129      18,146,986.35      1.84       612       77.80        8.115
NH                 115      16,656,600.44      1.69       634       75.82        7.563
WA                 105      14,875,278.73      1.51       631       82.16        7.090
ME                 128      14,594,441.30      1.48       623       76.23        7.850
MN                  88      13,382,197.01      1.35       611       79.33        7.983
LA                 166      12,704,688.18      1.29       603       81.93        7.797
IN                 179      12,527,363.77      1.27       590       83.94        8.125
MO                 164      12,274,605.68      1.24       590       83.81        8.379
PA                 114      11,869,672.46      1.20       600       81.41        8.159
WI                 102      11,237,315.90      1.14       605       79.81        8.678
TN                 124      10,289,480.34      1.04       610       84.48        8.374
SC                 104       8,459,784.80      0.86       595       84.39        8.752
AL                  99       7,628,628.94      0.77       611       84.79        8.302
Other              493      42,179,723.97      4.27       606       82.43        8.226
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                 =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 11                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                          AGGREGATE DOCUMENTATION TYPE



                                                         % OF CUT-
                                                          OFF DATE
                            MORTGAGE      PRINCIPAL      PRINCIPAL             WA LTV   WA COUPON
   DOCUMENTATION TYPE         LOANS      BALANCE ($)      BALANCE    WA FICO     (%)       (%)
-------------------------   --------   ---------------   ---------   -------   ------   ---------

Alternative Documentation       180    $ 29,495,264.48      2.99%      624     82.05%     7.683%
Full Documentation            5,467     630,942,615.42     63.86       608     79.93      7.692
Stated Documentation          1,969     326,206,758.39     33.02       629     78.21      7.806
NINA                              6       1,381,500.00      0.14       675     73.19      6.439
                              -----    ---------------    ------       ---     -----      -----
TOTAL:                        7,622    $988,026,138.29    100.00%      616     79.42%     7.728%
                              =====    ===============    ======       ===     =====      =====


                            AGGREGATE OCCUPANCY TYPE



                                                  % OF CUT-
                                                   OFF DATE
                     MORTGAGE      PRINCIPAL      PRINCIPAL             WA LTV   WA COUPON
  OCCUPANCY TYPE       LOANS      BALANCE ($)      BALANCE    WA FICO     (%)       (%)
------------------   --------   ---------------   ---------   -------   ------   ---------

Owner Occupied         7,335    $949,577,279.46     96.11%      615     79.45%     7.717%
Non-Owner Occupied       237      29,030,477.12      2.94       639     76.61      7.971
Vacation                  50       9,418,381.71      0.95       635     84.95      8.050
                       -----    ---------------    ------       ---     -----      -----
TOTAL:                 7,622    $988,026,138.29    100.00%      616     79.42%     7.728%
                       =====    ===============    ======       ===     =====      =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 12                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             AGGREGATE GROSS MARGIN*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
  GROSS MARGIN    MORTGAGE      PRINCIPAL      PRINCIPAL             WA LTV   WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO     (%)       (%)
---------------   --------   ---------------   ---------   -------   ------   ---------

1.001 - 1.500           2    $    361,922.24      0.05%      647     81.01%     7.295%
2.001 - 2.500           3         722,000.00      0.09       667     80.01      6.453
3.001 - 3.500           4         808,734.03      0.10       659     79.66      5.975
3.501 - 4.000          42      10,957,263.20      1.37       707     69.74      5.170
4.001 - 4.500         104      24,117,275.04      3.02       669     75.53      5.771
4.501 - 5.000         250      53,947,871.46      6.76       646     76.97      6.098
5.001 - 5.500         491      89,836,355.61     11.26       632     78.41      6.578
5.501 - 6.000         751     134,142,693.98     16.81       620     77.75      7.019
6.001 - 6.500         830     123,789,404.34     15.51       616     78.78      7.390
6.501 - 7.000         797     116,203,998.37     14.56       601     79.47      7.823
7.001 - 7.500         619      86,474,639.75     10.84       594     80.94      8.322
7.501 - 8.000         476      58,722,082.93      7.36       578     81.09      8.936
8.001 - 8.500         429      48,297,293.80      6.05       560     79.65      9.484
8.501 - 9.000         337      37,462,296.43      4.69       557     81.06      9.943
9.001 - 9.500          83      10,807,174.52      1.35       557     82.84     10.390
9.501 - 10.000         13         958,604.56      0.12       563     80.40     10.928
10.001 - 10.500         2         143,932.01      0.02       579     87.92     11.659
10.501 - 11.000         3         157,055.78      0.02       549     75.89     12.076
13.501 - 14.000         1         112,421.23      0.01       596     94.94      7.790
                    -----    ---------------    ------       ---     -----     ------
TOTAL:              5,237    $798,023,019.28    100.00%      609     78.95%     7.638%
                    =====    ===============    ======       ===     =====     ======


*    Adjustable-Rate Loans Only

Minimum:             1.050%
Maximum:            13.750%
Weighted Average:    6.440%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 13                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                         AGGREGATE INITIAL PERIODIC CAP*



                                            % OF CUT-
   INITIAL                                   OFF DATE
PERIODIC CAP   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
     (%)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

1.000               50    $  5,980,115.86      0.75%      607       77.36%       8.690%
1.500               13       4,146,353.95      0.52       632       71.60        6.804
2.000                6         918,161.26      0.12       612       77.43        7.374
3.000            5,167     786,510,388.21     98.56       609       79.00        7.635
6.000                1         468,000.00      0.06       698       80.00        6.375
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                 =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

Minimum:            1.000%
Maximum:            6.000%
Weighted Average:   2.978%

                             AGGREGATE PERIODIC CAP*



                                            % OF CUT-
                                             OFF DATE
PERIODIC CAP   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
     (%)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

1.000            5,210    $789,756,851.18     98.96%      609       79.01%       7.645%
1.500               26       7,798,168.10      0.98       618       72.47        6.981
2.000                1         468,000.00      0.06       698       80.00        6.375
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                 =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

Minimum:            1.000%
Maximum:            2.000%
Weighted Average:   1.005%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 14                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             AGGREGATE MAXIMUM RATE*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MAXIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

9.501 - 10.000          3    $    848,273.16      0.11%      622       79.50%       6.720%
10.501 - 11.000         8       1,785,404.70      0.22       676       77.11        5.147
11.001 - 11.500        67      16,163,828.19      2.03       700       70.88        5.257
11.501 - 12.000       196      45,286,563.16      5.67       654       76.08        5.827
12.001 - 12.500       350      69,104,860.04      8.66       639       78.47        6.306
12.501 - 13.000       647     119,172,286.06     14.93       628       78.10        6.791
13.001 - 13.500       711     117,482,116.74     14.72       616       78.18        7.218
13.501 - 14.000       960     141,100,427.77     17.68       610       79.15        7.624
14.001 - 14.500       590      83,865,665.84     10.51       601       79.99        8.088
14.501 - 15.000       568      72,965,136.49      9.14       583       81.26        8.646
15.001 - 15.500       436      50,799,507.82      6.37       571       80.77        9.216
15.501 - 16.000       479      53,824,108.90      6.74       557       79.57        9.699
16.001 - 16.500       178      20,746,293.53      2.60       558       81.74       10.195
16.501 - 17.000        35       4,279,590.41      0.54       551       82.57       10.496
17.001 - 17.500         4         297,968.68      0.04       602       86.13       11.136
17.501 - 18.000         3         190,718.24      0.02       560       81.07       11.712
18.001 - 18.500         2         110,269.55      0.01       569       82.64       12.161
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only.

Minimum:             9.540%
Maximum:            18.240%
Weighted Average:   13.709%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 15                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                         AGGREGATE MINIMUM RATE (FLOOR)*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MAXIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

3.001 - 3.500           1    $    183,718.84      0.02%      588       80.00%       7.370%
4.001 - 4.500           1         243,060.00      0.03       599       80.00        5.650
4.501 - 5.000          13       2,907,329.87      0.36       649       77.79        5.498
5.001 - 5.500          74      18,242,734.68      2.29       689       71.07        5.388
5.501 - 6.000         211      48,669,870.20      6.10       647       75.17        5.922
6.001 - 6.500         394      76,887,679.76      9.63       639       78.27        6.364
6.501 - 7.000         795     140,719,770.89     17.63       631       78.33        6.812
7.001 - 7.500         776     124,295,005.97     15.58       617       78.56        7.279
7.501 - 8.000         853     124,565,859.57     15.61       603       79.52        7.790
8.001 - 8.500         504      70,631,471.09      8.85       593       79.98        8.268
8.501 - 9.000         532      67,089,332.10      8.41       580       81.51        8.759
9.001 - 9.500         422      48,893,017.62      6.13       571       80.91        9.266
9.501 - 10.000        455      51,047,401.61      6.40       557       79.72        9.764
10.001 - 10.500       168      19,757,237.13      2.48       555       81.52       10.214
10.501 - 11.000        29       3,290,573.48      0.41       556       83.15       10.707
11.001 - 11.500         4         297,968.68      0.04       602       86.13       11.136
11.501 - 12.000         3         190,718.24      0.02       560       81.07       11.712
12.001 - 12.500         2         110,269.55      0.01       569       82.64       12.161
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only.

Minimum:             3.491%
Maximum:            12.240%
Weighted Average:    7.612%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 16                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                      AGGREGATE NEXT RATE ADJUSTMENT DATE*



                                          % OF CUT-
 NEXT RATE                                 OFF DATE
ADJUSTMENT   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   DATE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
----------   --------   ---------------   ---------   -------   ----------   ---------

2007-01            1    $    107,445.02      0.01%      611       80.00%       7.650%
2007-02            1          92,776.94      0.01       651       80.00        6.600
2007-03            2         266,522.11      0.03       611       86.51        9.266
2007-04            7       1,209,286.76      0.15       620       79.57        7.546
2007-05          138      18,947,993.71      2.37       616       78.00        7.465
2007-06          451      67,967,278.05      8.52       616       78.84        7.587
2007-07        2,363     356,256,228.87     44.64       607       79.03        7.712
2007-08        2,071     314,427,898.37     39.40       605       79.37        7.666
2007-09           41       6,152,200.00      0.77       614       79.05        7.265
2008-05            2         252,719.30      0.03       619       75.77        7.524
2008-06           11       1,954,598.91      0.24       651       66.31        6.746
2008-07           61      12,149,384.78      1.52       642       76.48        7.045
2008-08           60      11,089,996.00      1.39       642       74.22        6.848
2008-09            2         896,400.00      0.11       644       84.86        7.095
2010-04            1         468,000.00      0.06       698       80.00        6.375
2010-06            3         712,800.00      0.09       672       80.00        6.513
2010-07           14       3,648,290.46      0.46       697       70.65        6.202
2010-08            8       1,423,200.00      0.18       709       72.96        6.419
               -----    ---------------    ------       ---       -----        -----
TOTAL:         5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
               =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 17                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

COLLATERAL CHARACTERISTICS

Collateral characteristics are listed below as of the Cut-off Date

                                 GROUP I SUMMARY

Total Number of Loans                                                     3,409
Total Outstanding Loan Balance                                  $493,605,548.69
Average Outstanding Loan Balance                                $    144,794.82
Fixed Rate Loans                                                          19.05%
Adjustable-Rate Loans                                                     80.95%
Prepayment Penalty Coverage                                               70.08%
WA Coupon                                                                 7.718%
WA Margin*                                                                6.382%
WA Minimum Rate*                                                          7.543%
WA Original Term (mo.)                                                      354
WA Remaining Term (mo.)                                                     354
WA Original LTV                                                           80.62%
WA FICO                                                                     621
WA DTI                                                                    40.42%
First Lien Position                                                       93.44%
Second Lien Position                                                       6.56%
% of Silent Seconds                                                       33.51%

PRODUCT TYPE
2/28 ARM                                                                  56.17%
2/28 Interest Only ARM                                                    21.68%
3/27 ARM                                                                   1.00%
3/27 Interest Only ARM                                                     1.36%
5/25 ARM                                                                   0.28%
5/25 Interest Only ARM                                                     0.46%
Balloon                                                                    1.09%
Fixed                                                                     17.75%
Fixed Interest Only                                                        0.20%

PREPAYMENT PENALTY (YEARS)
No Penalty                                                                29.92%
1.0                                                                        9.50%
2.0                                                                       48.97%
2.5                                                                        0.04%
3.0 and greater                                                           11.57%

GEOGRAPHIC DISTRIBUTION
(Other states account individually for less
than 5.00% of the Cut-off Date
aggregate principal balance)
FL                                                                        13.71%
CA                                                                        12.65%
TX                                                                         6.68%
NY                                                                         5.86%

LARGEST ZIP CODE CONCENTRATION
Zip Code (City)
20744 (Fort Washington, MD)                                                0.44%

OCCUPANCY STATUS
Owner Occupied                                                            96.71%
Non-Owner Occupied                                                         2.37%
Vacation                                                                   0.92%

LOAN PURPOSE
Cash Out Refinance                                                        46.41%
Purchase                                                                  52.70%
Rate/Term Refinance                                                        0.88%

*    Adjustable-Rate Loans Only

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 18                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                      GROUP I SCHEDULED PRINCIPAL BALANCES



                                                       % OF CUT-
                                                        OFF DATE
   RANGE OF PRINCIPAL     MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      BALANCES ($)          LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-----------------------   --------   ---------------   ---------   -------   ----------   ---------

0.01 - 50,000.00              715    $ 22,783,935.50      4.62%      615       94.06%      10.442%
50,000.01 - 100,000.00        913      67,621,756.05     13.70       606       82.67        8.707
100,000.01 - 150,000.00       559      69,068,847.27     13.99       608       80.08        7.961
150,000.01 - 200,000.00       472      82,072,610.30     16.63       619       79.97        7.570
200,000.01 - 250,000.00       258      57,607,808.31     11.67       620       79.64        7.482
250,000.01 - 300,000.00       127      34,809,199.47      7.05       629       80.27        7.279
300,000.01 - 350,000.00        75      24,285,047.93      4.92       632       78.83        7.186
350,000.01 - 400,000.00       103      38,914,785.20      7.88       628       79.11        7.119
400,000.01 - 450,000.00        73      30,995,345.65      6.28       647       80.73        6.967
450,000.01 - 500,000.00        50      23,903,472.76      4.84       635       78.45        6.913
500,000.01 - 550,000.00        20      10,487,381.24      2.12       618       76.18        7.083
550,000.01 - 600,000.00        16       9,283,277.10      1.88       619       82.31        7.257
600,000.01 - 650,000.00        12       7,556,518.62      1.53       651       80.98        7.241
650,000.01 >=                  16      14,215,563.29      2.88       636       73.03        6.931
                            -----    ---------------    ------       ---       -----        -----
TOTAL:                      3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                            =====    ===============    ======       ===       =====        =====


Minimum:            $   13,000.00
Maximum:            $1,300,000.00
Weighted Average:   $  144,794.82

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 19                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             GROUP I MORTGAGE RATES



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MORTGAGE RATES   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

4.501 - 5.000           2    $    813,000.00      0.16%      662       78.22%       4.996%
5.001 - 5.500          25       8,136,958.29      1.65       710       73.77        5.244
5.501 - 6.000         148      40,210,764.34      8.15       670       75.91        5.843
6.001 - 6.500         219      52,440,409.49     10.62       651       78.54        6.316
6.501 - 7.000         390      82,453,555.76     16.70       637       78.70        6.795
7.001 - 7.500         383      73,027,807.58     14.79       620       78.86        7.273
7.501 - 8.000         412      68,776,822.70     13.93       613       79.67        7.774
8.001 - 8.500         258      39,113,311.73      7.92       601       81.18        8.264
8.501 - 9.000         259      34,262,634.96      6.94       584       81.98        8.750
9.001 - 9.500         196      24,548,440.35      4.97       579       82.31        9.258
9.501 - 10.000        322      30,990,205.06      6.28       577       83.28        9.802
10.001 - 10.500       340      21,831,417.91      4.42       604       91.84       10.351
10.501 - 11.000       270      10,020,472.62      2.03       604       95.91       10.821
11.001 - 11.500        90       3,239,940.46      0.66       624       97.82       11.311
11.501 - 12.000        34       1,446,608.24      0.29       610       95.97       11.832
12.001 - 12.500        61       2,293,199.20      0.46       648       97.89       12.483
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                    =====    ===============    ======       ===       =====       ======


Minimum              4.990%
Maximum:            12.500%
Weighted Average:    7.718%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 20                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             GROUP I ORIGINAL TERMS*



                                              % OF CUT-
   RANGE OF                                    OFF DATE
ORIGINAL TERMS   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   (MONTHS)        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180              188    $ 11,091,993.96      2.25%      653       84.16%       9.112%
181 - 240            115       6,346,130.82      1.29       644       91.86       10.042
241 - 300              1         359,562.24      0.07       726       90.00        7.095
301 - 360          3,105     475,807,861.67     96.39       620       80.38        7.655
                   -----    ---------------    ------       ---       -----       ------
TOTAL:             3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                   =====    ===============    ======       ===       =====       ======


*    All of the above terms include the in terest only period

Minimum:            120
Maximum:            360
Weighted Average:   354

                            GROUP I REMAINING TERMS*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
REMAINING TERMS   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    (MONTHS)        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180               188    $ 11,091,993.96      2.25%      653       84.16%       9.112%
181 - 240             115       6,346,130.82      1.29       644       91.86       10.042
241 - 300               1         359,562.24      0.07       726       90.00        7.095
301 - 360           3,105     475,807,861.67     96.39       620       80.38        7.655
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                    =====    ===============    ======       ===       =====       ======


*    All of the above terms include the interest only period

Minimum:            118
Maximum:            360
Weighted Average:   354

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 21                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                      GROUP I ORIGINAL LOAN-TO-VALUE RATIO*



                                              % OF CUT-
RANGE OF LOAN-                                 OFF DATE
   TO-VALUE      MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  RATIOS (%)       LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

10.01 - 20.00          5    $    221,348.95      0.04%      638       16.67%       8.129%
20.01 - 30.00         10         803,553.51      0.16       577       25.56        7.980
30.01 - 40.00         13       1,595,849.85      0.32       582       38.32        7.450
40.01 - 50.00         35       6,785,444.48      1.37       608       45.98        7.264
50.01 - 60.00         76      11,971,629.78      2.43       610       56.44        7.398
60.01 - 70.00        211      40,635,743.70      8.23       590       66.24        7.655
70.01 - 80.00      1,556     277,357,102.70     56.19       628       79.14        7.193
80.01 - 90.00        538      95,001,604.18     19.25       609       87.24        8.130
90.01 - 100.00       965      59,233,271.54     12.00       634       97.74        9.680
                   -----    ---------------    ------       ---       -----        -----
TOTAL:             3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                   =====    ===============    ======       ===       =====        =====


*    With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

Minimum:             13.84%
Maximum:            100.00%
Weighted Average:    80.62%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 22                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                               GROUP I FICO SCORE



                                             % OF CUT-
                                              OFF DATE
RANGE OF FICO   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    SCORE         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------   --------   ---------------   ---------   -------   ----------   ---------

500 - 520           153    $ 21,278,250.37      4.31%      511       71.13%       8.899%
521 - 540           178      24,708,648.34      5.01       531       75.87        8.674
541 - 560           215      34,219,077.60      6.93       551       78.28        8.568
561 - 580           290      37,813,108.11      7.66       571       80.78        8.281
581 - 600           643      75,343,910.07     15.26       591       82.09        7.934
601 - 620           450      59,413,572.40     12.04       610       80.83        7.728
621 - 640           412      61,445,765.41     12.45       630       81.34        7.359
641 - 660           399      61,211,887.51     12.40       650       82.62        7.408
661 - 680           250      38,809,867.85      7.86       670       83.38        7.545
681 - 700           171      31,138,374.27      6.31       689       80.65        6.956
701 - 720           115      19,646,338.24      3.98       711       81.52        7.016
721 - 740            49      10,995,546.80      2.23       731       81.99        6.739
741 - 760            40       8,566,625.02      1.74       750       78.29        6.591
761 - 780            25       4,959,385.46      1.00       770       79.89        6.864
781 >=               19       4,055,191.24      0.82       790       76.85        6.282
                  -----    ---------------    ------       ---       -----        -----
TOTAL:            3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                  =====    ===============    ======       ===       =====        =====


Minimum:            500
Maximum:            806
Weighted Average:   621

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 23                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                              GROUP I LOAN PURPOSE



                                                   % OF CUT-
                                                    OFF DATE
                      MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    LOAN PURPOSE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------------   --------   ---------------   ---------   -------   ----------   ---------

Purchase                2,081    $260,136,171.06     52.70%      633       83.11%       7.634%
Cash Out Refinance      1,244     229,101,235.82     46.41       607       77.56        7.778
Rate/Term Refinance        84       4,368,141.81      0.88       654       92.37        9.641
                        -----    ---------------    ------       ---       -----        -----
TOTAL:                  3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                        =====    ===============    ======       ===       =====        =====


                              GROUP I PROPERTY TYPE



                                             % OF CUT-
                                              OFF DATE
                MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
PROPERTY TYPE     LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------   --------   ---------------   ---------   -------   ----------   ---------

2-4 Family          153    $ 27,663,145.15      5.60%      629       79.26%       7.749%
Condo               171      23,927,750.47      4.85       641       80.45        7.878
Modular Home          3         409,311.74      0.08       591       71.26        8.677
PUD                 441      80,381,375.76     16.28       631       81.36        7.417
Single Family     2,614     357,841,841.96     72.50       617       80.56        7.775
Townhouse            27       3,382,123.61      0.69       614       82.80        7.354
                  -----    ---------------    ------       ---       -----        -----
TOTAL:            3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                  =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 24                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             GROUP I STATES - TOP 30



                                            % OF CUT-
                                             OFF DATE
               MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
JURISDICTION     LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

FL                 434    $ 67,684,929.11     13.71%      618       80.53%       7.864%
CA                 213      62,432,997.00     12.65       648       79.10        6.990
TX                 311      32,981,304.83      6.68       611       83.07        7.801
NY                 115      28,915,144.08      5.86       616       78.23        7.476
MA                 109      24,291,351.85      4.92       632       77.52        7.650
AZ                 130      22,277,909.94      4.51       643       80.55        7.183
NV                 112      21,884,308.02      4.43       641       80.44        7.469
IL                 159      21,286,875.88      4.31       627       83.98        7.679
OH                 251      20,218,775.74      4.10       595       84.24        8.467
MD                  67      16,615,809.54      3.37       605       80.25        7.606
MI                 165      16,342,667.14      3.31       611       80.74        8.201
CO                 111      16,174,066.67      3.28       638       83.44        7.024
VA                  76      14,783,366.23      2.99       611       78.17        7.759
GA                 108      11,022,256.41      2.23       616       83.74        8.102
NJ                  44      10,256,896.91      2.08       607       75.04        8.151
RI                  58       9,771,027.57      1.98       623       78.59        7.852
CT                  60       8,524,633.98      1.73       614       79.15        8.305
NC                  91       8,137,335.60      1.65       586       81.58        8.196
WA                  48       7,009,756.92      1.42       629       83.17        7.108
NH                  48       6,337,730.79      1.28       619       74.59        8.056
ME                  50       6,299,935.40      1.28       622       76.30        7.798
PA                  52       5,780,365.87      1.17       603       83.24        8.155
IN                  74       5,604,328.77      1.14       590       82.45        7.947
MN                  34       5,557,523.70      1.13       615       77.59        8.055
WI                  44       5,160,244.15      1.05       614       79.05        8.494
LA                  62       5,122,483.98      1.04       603       81.24        7.785
SC                  42       3,965,454.70      0.80       606       85.99        8.722
MO                  52       3,719,096.87      0.75       574       83.80        8.509
TN                  38       3,446,971.90      0.70       619       85.95        8.455
AL                  43       3,334,287.33      0.68       605       84.47        8.500
Other              208      18,665,711.81      3.78       609       83.10        8.252
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                 =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 25                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                           GROUP I DOCUMENTATION TYPE



                                                         % OF CUT-
                                                          OFF DATE
                            MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    DOCUMENTATION TYPE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------------------   --------   ---------------   ---------   -------   ----------   ---------

Alternative Documentation        97    $ 17,781,392.18      3.60%      621       82.69%       7.663%
Full Documentation            2,313     290,515,162.60     58.86       609       81.20        7.691
Stated Documentation            998     184,866,493.91     37.45       639       79.52        7.768
NINA                              1         442,500.00      0.09       632       75.00        7.149
                              -----    ---------------    ------       ---       -----        -----
TOTAL:                        3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                              =====    ===============    ======       ===       =====        =====


                             GROUP I OCCUPANCY TYPE



                                                  % OF CUT-
                                                   OFF DATE
                     MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  OCCUPANCY TYPE       LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------------   --------   ---------------   ---------   -------   ----------   ---------

Owner Occupied         3,304    $477,364,477.66     96.71%      620       80.63%       7.707%
Non-Owner Occupied        86      11,715,039.50      2.37       643       78.44        8.094
Vacation                  19       4,526,031.53      0.92       650       84.65        7.979
                       -----    ---------------    ------       ---       -----        -----
TOTAL:                 3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                       =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 26                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                              GROUP I GROSS MARGIN*



                                               % OF CUT-
   RANGE OF                                    OFF DATE
 GROSS MARGIN    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)          LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

1.001 - 1.500          2    $    361,922.24      0.09%      647       81.01%       7.295%
2.001 - 2.500          1         209,000.00      0.05       709       95.00        6.770
3.001 - 3.500          1         183,718.84      0.05       588       80.00        7.370
3.501 - 4.000         16       5,326,687.11      1.33       703       73.71        5.151
4.001 - 4.500         37      11,412,134.23      2.86       674       79.14        5.827
4.501 - 5.000        121      29,987,938.30      7.50       651       79.04        6.095
5.001 - 5.500        220      47,047,109.11     11.77       635       79.11        6.576
5.501 - 6.000        318      71,249,818.65     17.83       627       78.20        6.991
6.001 - 6.500        343      62,497,859.71     15.64       622       79.43        7.372
6.501 - 7.000        335      57,117,930.50     14.29       607       80.45        7.794
7.001 - 7.500        256      43,612,978.41     10.91       601       81.74        8.297
7.501 - 8.000        187      26,562,842.61      6.65       580       82.80        8.953
8.001 - 8.500        180      21,712,949.44      5.43       564       79.07        9.465
8.501 - 9.000        146      16,890,874.97      4.23       557       81.65        9.945
9.001 - 9.500         39       5,242,162.08      1.31       557       82.77       10.372
9.501 - 10.000         3         177,707.43      0.04       564       84.03       10.813
                   -----    ---------------    ------       ---       -----       ------
TOTAL:             2,205    $399,593,633.63    100.00%      615       79.81%       7.570%
                   =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only.

Minimum:            1.050%
Maximum:            9.900%
Weighted Average:   6.382%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 27                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                          GROUP I INITIAL PERIODIC CAP*



                                            % OF CUT-
   INITIAL                                   OFF DATE
PERIODIC CAP   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
     (%)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

1.000               21    $  2,957,961.01      0.74%      627       79.19%       8.627%
1.500                9       3,319,392.85      0.83       633       71.08        6.880
2.000                4         656,043.22      0.16       623       80.10        7.510
3.000            2,170     392,192,236.55     98.15       615       79.89        7.570
6.000                1         468,000.00      0.12       698       80.00        6.375
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           2,205    $399,593,633.63    100.00%      615       79.81%       7.570%
                 =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

Minimum:            1.000%
Maximum:            6.000%
Weighted Average:   2.975%

                              GROUP I PERIODIC CAP*



                                            % OF CUT-
                                             OFF DATE
PERIODIC CAP   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
     (%)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

1.000            2,187    $393,158,517.53     98.39%      615       79.92%       7.580%
1.500               17       5,967,116.10      1.49       617       72.41        7.004
2.000                1         468,000.00      0.12       698       80.00        6.375
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           2,205    $399,593,633.63    100.00%      615       79.81%       7.570%
                 =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

Minimum:            1.000%
Maximum:            2.000%
Weighted Average:   1.009%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 28                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                              GROUP I MAXIMUM RATE*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MAXIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

9.501 - 10.000          2    $    587,920.00      0.15%      632       80.00%       6.600%
10.501 - 11.000         3         955,400.00      0.24       663       78.49        5.434
11.001 - 11.500        24       7,553,862.36      1.89       703       74.92        5.257
11.501 - 12.000        89      24,383,515.06      6.10       659       78.10        5.846
12.001 - 12.500       159      37,170,890.35      9.30       643       79.94        6.315
12.501 - 13.000       280      62,291,553.47     15.59       632       79.05        6.784
13.001 - 13.500       312      63,264,183.55     15.83       619       78.87        7.211
13.501 - 14.000       379      68,417,518.05     17.12       618       79.87        7.616
14.001 - 14.500       261      42,989,365.45     10.76       608       81.17        8.066
14.501 - 15.000       219      32,377,609.44      8.10       585       81.37        8.639
15.001 - 15.500       172      22,815,660.03      5.71       576       81.59        9.219
15.501 - 16.000       213      25,835,759.03      6.47       559       79.72        9.673
16.001 - 16.500        80       9,550,526.61      2.39       559       82.62       10.208
16.501 - 17.000        11       1,263,545.23      0.32       535       81.08       10.588
17.001 - 17.500         1         136,325.00      0.03       639       95.00       11.170
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              2,205    $399,593,633.63    100.00%      615       79.81%       7.570%
                    =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only

Minimum:             9.540%
Maximum:            17.170%
Weighted Average:   13.643%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 29                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                          GROUP I MINIMUM RATE (FLOOR)*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MINIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

3.001 - 3.500           1    $    183,718.84      0.05%      588       80.00%       7.370%
4.001 - 4.500           1         243,060.00      0.06       599       80.00        5.650
4.501 - 5.000           5       1,712,353.62      0.43       643       79.16        5.571
5.001 - 5.500          28       9,024,476.23      2.26       689       74.95        5.451
5.501 - 6.000          96      26,626,094.13      6.66       648       76.08        5.960
6.001 - 6.500         177      41,139,441.84     10.30       644       79.79        6.361
6.501 - 7.000         340      72,994,006.57     18.27       636       79.05        6.802
7.001 - 7.500         336      65,093,976.79     16.29       620       79.40        7.274
7.501 - 8.000         340      60,037,882.21     15.02       611       80.41        7.779
8.001 - 8.500         221      35,739,842.37      8.94       601       81.38        8.262
8.501 - 9.000         209      30,544,719.57      7.64       581       81.80        8.752
9.001 - 9.500         171      22,459,550.24      5.62       576       81.90        9.271
9.501 - 10.000       196      23,705,185.69      5.93       558       79.86        9.760
10.001 - 10.500        73       8,826,024.49      2.21       555       82.27       10.232
10.501 - 11.000        10       1,126,976.04      0.28       539       81.85       10.702
11.001 - 11.500         1         136,325.00      0.03       639       95.00       11.170
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              2,205    $399,593,633.63    100.00%      615       79.81%       7.570%
                    =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only.

Minimum:             3.491%
Maximum:            11.170%
Weighted Average:    7.543%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 30                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                       GROUP I NEXT RATE ADJUSTMENT DATE*



                                          % OF CUT-
 NEXT RATE                                 OFF DATE
ADJUSTMENT   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   DATE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
----------   --------   ---------------   ---------   -------   ----------   ---------

2007-01            1    $    107,445.02      0.03%      611       80.00%       7.650%
2007-02            1          92,776.94      0.02       651       80.00        6.600
2007-03            1          49,972.11      0.01       553       71.43        8.900
2007-04            2         506,527.58      0.13       628       82.90        8.350
2007-05           64      10,126,024.17      2.53       623       78.81        7.579
2007-06          192      33,704,839.06      8.43       628       79.52        7.516
2007-07          994     176,529,744.65     44.18       613       79.78        7.637
2007-08          871     160,523,285.00     40.17       611       80.40        7.578
2007-09           15       2,614,300.00      0.65       623       78.50        6.966
2008-06            2         718,172.54      0.18       690       55.73        6.295
2008-07           26       5,088,136.70      1.27       634       78.92        7.377
2008-08           22       5,396,296.00      1.35       644       76.80        6.716
2008-09            1         460,000.00      0.12       663       80.00        7.280
2010-04            1         468,000.00      0.12       698       80.00        6.375
2010-06            3         712,800.00      0.18       672       80.00        6.513
2010-07            6       2,173,813.86      0.54       695       68.18        6.426
2010-08            3         321,500.00      0.08       643       69.48        8.576
               -----    ---------------    ------       ---       -----        -----
TOTAL:         2,205    $399,593,633.63    100.00%      615       79.81%       7.570%
               =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 31                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

COLLATERAL CHARACTERISTICS

Collateral characteristics are listed below as of the Cut-off Date

                                GROUP II SUMMARY

Total Number of Loans                                                     4,213
Total Outstanding Loan Balance                                  $494,420,589.60
Average Outstanding Loan Balance                                $    117,355.94
Fixed Rate Loans                                                          19.41%
Adjustable-Rate Loans                                                     80.59%
Prepayment Penalty Coverage                                               69.57%
WA Coupon                                                                 7.737%
WA Margin*                                                                6.498%
WA Minimum Rate*                                                          7.682%
WA Original Term (mo.)                                                      354
WA Remaining Term (mo.)                                                     354
WA Original LTV                                                           78.22%
WA FICO                                                                     610
WA DTI                                                                    40.55%
First Lien Position                                                       96.61%
Second Lien Position                                                       3.39%
% of Silent Seconds                                                       21.93%

PRODUCT TYPE
2/28 ARM                                                                  62.48%
2/28 Interest Only ARM                                                    14.61%
3/27 ARM                                                                   2.00%
3/27 Interest Only ARM                                                     0.97%
5/25 ARM                                                                   0.52%
Balloon                                                                    0.54%
Fixed                                                                     18.02%
Fixed Interest Only                                                        0.85%

PREPAYMENT PENALTY (YEARS)
No Penalty                                                                30.43%
1.0                                                                        8.69%
2.0                                                                       48.13%
2.5                                                                        0.07%
3.0                                                                       12.67%

GEOGRAPHIC DISTRIBUTION
(Other states account individually for less
than 5.00% of the Cut-off Date
aggregate principal balance)
CA                                                                        12.22%
FL                                                                         8.47%
OH                                                                         5.54%
AZ                                                                         5.52%

LARGEST ZIP CODE CONCENTRATION
Zip Code (City)
89123 (Las Vegas, NV)                                                      0.28%

OCCUPANCY STATUS
Owner Occupied                                                            95.51%
Non-Owner Occupied                                                         3.50%
Vacation                                                                   0.99%

LOAN PURPOSE
Cash Out Refinance                                                        73.56%
Purchase                                                                  25.25%
Rate/Term Refinance                                                        1.18%

*    Adjustable-Rate Loans Only

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 32                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                      GROUP II SCHEDULED PRINCIPAL BALANCES



                                                       % OF CUT-
                                                        OFF DATE
   RANGE OF PRINCIPAL     MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      BALANCES ($)          LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-----------------------   --------   ---------------   ---------   -------   ----------   ---------

0.01 - 50,000.00              743    $ 23,225,590.56      4.70%      605       89.67%      10.188%
50,000.01 - 100,000.00      1,427     107,941,429.61     21.83       600       79.41        8.176
100,000.01 - 150,000.00       969     119,949,967.52     24.26       610       78.13        7.715
150,000.01 - 200,000.00       451      78,735,134.55     15.92       611       75.00        7.467
200,000.01 - 250,000.00       299      66,678,685.91     13.49       616       76.51        7.325
250,000.01 - 300,000.00       174      47,093,629.25      9.53       614       76.83        7.288
300,000.01 - 350,000.00       117      37,996,389.15      7.69       621       79.97        7.150
350,000.01 - 400,000.00        22       7,908,607.15      1.60       608       74.58        7.132
400,000.01 - 450,000.00         9       3,865,036.39      0.78       634       77.97        6.688
450,000.01 - 500,000.00         1         463,619.51      0.09       668       87.55        6.998
550,000.01 - 600,000.00         1         562,500.00      0.11       717       90.00        6.990
                            -----    ---------------    ------       ---       -----       ------
TOTAL:                      4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                            =====    ===============    ======       ===       =====       ======


Minimum:            $ 12,495.02
Maximum:            $562,500.00
Weighted Average:   $117,355.94

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 33                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             GROUP II MORTGAGE RATES



                                                % OF CUT-
    RANGE OF                                     OFF DATE
 MORTGAGE RATES   MORTGAGE      PRINCIPAL       PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)       BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ----------------   ---------   -------   ----------   ---------

4.501 - 5.000           5    $    830,004.70       0.17%      691       75.53%       4.816%
5.001 - 5.500          49       9,866,605.56       2.00       701       68.71        5.243
5.501 - 6.000         201      39,670,726.45       8.02       674       71.72        5.815
6.001 - 6.500         255      42,676,528.16       8.63       638       75.47        6.299
6.501 - 7.000         534      80,255,438.68      16.23       629       77.06        6.806
7.001 - 7.500         516      68,904,868.06      13.94       615       77.53        7.270
7.501 - 8.000         594      75,061,138.78      15.18       598       78.18        7.778
8.001 - 8.500         351      41,699,453.09       8.43       587       78.49        8.267
8.501 - 9.000         390      42,451,015.26       8.59       579       80.39        8.757
9.001 - 9.500         293      29,792,137.60       6.03       567       80.09        9.261
9.501 - 10.000        337      32,331,849.95       6.54       563       81.06        9.783
10.001 - 10.500       254      16,855,186.65       3.41       580       86.62       10.274
10.501 - 11.000       247       8,179,804.90       1.65       597       93.68       10.773
11.001 - 11.500        89       2,388,132.42       0.48       594       92.87       11.219
11.501 - 12.000        31       1,189,853.27       0.24       602       92.28       11.781
12.001 - 12.500        67       2,267,846.07       0.46       623       96.83       12.440
                    -----    ---------------     ------       ---       -----       ------
TOTAL:              4,213    $494,420,589.60     100.00%      610       78.22%       7.737%
                    =====    ===============     ======       ===       =====       ======


Minimum              4.562%
Maximum:            12.500%
Weighted Average:    7.737%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 34                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                            GROUP II ORIGINAL TERMS*



                                              % OF CUT-
   RANGE OF                                    OFF DATE
ORIGINAL TERMS   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   (MONTHS)        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180              165    $  9,693,305.76      1.96%      629       75.97%       8.291%
181 - 240            139       7,794,076.99      1.58       648       79.30        8.823
241 - 300              5         556,052.68      0.11       600       80.71        7.473
301 - 360          3,904     476,377,154.17     96.35       609       78.24        7.708
                   -----    ---------------    ------       ---       -----        -----
TOTAL:             4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                   =====    ===============    ======       ===       =====        =====


*    All of the above terms include the interest only period

Minimum:            120
Maximum:            360
Weighted Average:   354

                            GROUP II REMAINING TERMS*



                                               % OF CUT-
   RANGE OF                                     OFF DATE
REMAINING TERMS   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   (MONTHS)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180               165    $  9,693,305.76      1.96%      629       75.97%       8.291%
181 - 240             139       7,794,076.99      1.58       648       79.30        8.823
241 - 300               5         556,052.68      0.11       600       80.71        7.473
301 - 360           3,904     476,377,154.17     96.35       609       78.24        7.708
                    -----    ---------------    ------       ---       -----        -----
TOTAL:              4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                    =====    ===============    ======       ===       =====        =====


*    All of the above terms include the interest only period

Minimum:            119
Maximum:            360
Weighted Average:   354

-------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 35                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     GROUP II ORIGINAL LOAN-TO-VALUE RATIO*



                                              % OF CUT-
RANGE OF LOAN-                                 OFF DATE
   TO-VALUE      MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  RATIOS (%)       LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

10.01 - 20.00          8    $    377,149.18      0.08%      548       15.66%       8.856%
20.01 - 30.00         21       1,955,624.53      0.40       599       26.87        7.710
30.01 - 40.00         50       5,805,591.07      1.17       618       36.02        7.268
40.01 - 50.00         99      12,684,156.64      2.57       607       45.71        7.499
50.01 - 60.00        153      21,830,595.66      4.42       609       56.06        7.251
60.01 - 70.00        405      63,070,947.82     12.76       593       66.51        7.415
70.01 - 80.00      1,835     230,764,793.29     46.67       613       78.73        7.357
80.01 - 90.00        820     110,837,810.34     22.42       604       87.21        8.180
90.01 - 100.00       822      47,093,921.07      9.53       631       97.06        9.325
                   -----    ---------------    ------       ---       -----        -----
TOTAL:             4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                   =====    ===============    ======       ===       =====        =====


*    With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

Minimum:             10.70%
Maximum:            100.00%
Weighted Average:    78.22%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 36                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                               GROUP II FICO SCORE



                                             % OF CUT-
                                              OFF DATE
RANGE OF FICO   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    SCORE         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------   --------   ---------------   ---------   -------   ----------   ---------

500 - 520           241    $ 29,852,873.94      6.04%      510       70.23%       8.795%
521 - 540           273      33,416,691.67      6.76       530       73.33        8.602
541 - 560           336      41,478,289.09      8.39       551       75.96        8.477
561 - 580           364      42,598,872.99      8.62       571       78.25        8.380
581 - 600           813      81,663,858.98     16.52       591       80.21        7.946
601 - 620           670      70,626,664.94     14.28       610       80.60        7.710
621 - 640           466      55,887,119.05     11.30       631       79.69        7.404
641 - 660           417      49,672,224.47     10.05       650       80.90        7.299
661 - 680           233      30,864,047.10      6.24       669       79.61        7.009
681 - 700           147      21,079,939.92      4.26       689       76.87        6.817
701 - 720            94      14,007,496.52      2.83       709       80.20        6.548
721 - 740            61       9,367,478.05      1.89       730       72.85        6.183
741 - 760            46       6,142,488.69      1.24       750       77.95        6.442
761 - 780            27       4,741,428.09      0.96       769       79.75        6.165
781 >=               25       3,021,116.10      0.61       789       61.47        6.086
                  -----    ---------------    ------       ---       -----        -----
TOTAL:            4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                  =====    ===============    ======       ===       =====        =====


Minimum:            500
Maximum:            811
Weighted Average:   610

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 37                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                              GROUP II LOAN PURPOSE



                                                   % OF CUT-OFF
                                                       DATE
                      MORTGAGE      PRINCIPAL        PRINCIPAL              WA LTV   WA COUPON
    LOAN PURPOSE        LOANS      BALANCE ($)        BALANCE     WA FICO     (%)       (%)
-------------------   --------   ---------------   ------------   -------   ------   ---------

Purchase                1,659    $124,861,766.98       25.25%       612     83.49%     7.954%
Cash Out Refinance      2,436     363,700,579.84       73.56        609     76.18      7.635
Rate/Term Refinance       118       5,858,242.78        1.18        631     92.01      9.466
                        -----    ---------------      ------        ---     -----      -----
TOTAL:                  4,213    $494,420,589.60      100.00%       610     78.22%     7.737%
                        =====    ===============      ======        ===     =====      =====


                             GROUP II PROPERTY TYPE



                                                   % OF CUT-OFF
                                                       DATE
                      MORTGAGE      PRINCIPAL        PRINCIPAL              WA LTV   WA COUPON
   PROPERTY TYPE        LOANS      BALANCE ($)        BALANCE     WA FICO     (%)       (%)
-------------------   --------   ---------------   ------------   -------   ------   ---------

2-4 Family                161    $ 28,229,655.13        5.71%       627     73.61%     7.383%
Condo                     155      17,082,038.80        3.45        626     79.85      7.900
Modular Home                6         798,615.68        0.16        619     79.07      8.400
PUD                       334      48,110,205.32        9.73        606     80.12      7.660
Single Family           3,536     397,923,983.36       80.48        609     78.22      7.760
Townhouse                  21       2,276,091.31        0.46        594     81.31      8.244
                        -----    ---------------      ------        ---     -----      -----
TOTAL:                  4,213    $494,420,589.60      100.00%       610     78.22%     7.737%
                        =====    ===============      ======        ===     =====      =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 38                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                            GROUP II STATES - TOP 30



                                            % OF CUT-OFF
                                                DATE
               MORTGAGE      PRINCIPAL        PRINCIPAL              WA LTV   WA COUPON
JURISDICTION     LOANS      BALANCE ($)        BALANCE     WA FICO     (%)       (%)
------------   --------   ---------------   ------------   -------   ------   ---------

CA                292     $ 60,436,969.39       12.22%       610     69.57%     7.091%
FL                324       41,882,308.41        8.47        601     78.64      7.938
OH                354       27,389,496.35        5.54        598     83.06      8.310
AZ                191       27,314,173.48        5.52        625     80.59      7.403
IL                197       24,142,421.64        4.88        610     80.25      7.588
MI                275       23,957,760.92        4.85        617     82.09      8.175
NY                131       23,416,924.13        4.74        614     74.47      7.367
MA                118       21,180,216.51        4.28        625     71.71      7.432
TX                253       20,245,256.08        4.09        603     81.77      7.822
NV                 97       17,834,162.79        3.61        630     78.50      7.364
NJ                 84       15,705,119.10        3.18        599     74.06      8.229
VA                107       14,395,422.74        2.91        607     76.76      7.723
NC                171       14,047,505.14        2.84        599     82.52      8.159
MD                 78       12,842,808.87        2.60        596     77.08      7.575
GA                133       11,470,029.35        2.32        605     82.20      7.965
CO                104       11,149,481.10        2.26        624     82.33      7.190
NH                 67       10,318,869.65        2.09        644     76.57      7.261
CT                 69        9,622,352.37        1.95        610     76.61      7.947
RI                 49        8,712,291.90        1.76        618     71.91      7.119
MO                112        8,555,508.81        1.73        597     83.81      8.323
ME                 78        8,294,505.90        1.68        624     76.17      7.890
WA                 57        7,865,521.81        1.59        633     81.26      7.074
MN                 54        7,824,673.31        1.58        609     80.58      7.932
LA                104        7,582,204.20        1.53        602     82.40      7.805
IN                105        6,923,035.00        1.40        590     85.15      8.268
TN                 86        6,842,508.44        1.38        605     83.74      8.333
PA                 62        6,089,306.59        1.23        597     79.67      8.163
WI                 58        6,077,071.75        1.23        597     80.45      8.833
SC                 62        4,494,330.10        0.91        585     82.97      8.779
AL                 56        4,294,341.61        0.87        616     85.03      8.148
Other             285       23,514,012.16        4.76        605     81.89      8.206
                -----     ---------------      ------        ---     -----      -----
TOTAL:          4,213     $494,420,589.60      100.00%       610     78.22%     7.737%
                =====     ===============      ======        ===     =====      =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 39                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                           GROUP II DOCUMENTATION TYPE



                                                         % OF CUT-
                                                          OFF DATE
                            MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    DOCUMENTATION TYPE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------------------   --------   ---------------   ---------   -------   ----------   ---------

Alternative Documentation        83    $ 11,713,872.30      2.37%      628       81.08%       7.715%
Full Documentation            3,154     340,427,452.82     68.85       607       78.84        7.693
Stated Documentation            971     141,340,264.48     28.59       615       76.51        7.854
NINA                              5         939,000.00      0.19       696       72.34        6.104
                              -----    ---------------    ------       ---       -----        -----
TOTAL:                        4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                              =====    ===============    ======       ===       =====        =====


                             GROUP II OCCUPANCY TYPE



                                                  % OF CUT-
                                                   OFF DATE
                     MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  OCCUPANCY TYPE       LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------------   --------   ---------------   ---------   -------   ----------   ---------

Owner Occupied         4,031    $472,212,801.80     95.51%      609       78.25%       7.727%
Non-Owner Occupied       151      17,315,437.62      3.50       636       75.36        7.889
Vacation                  31       4,892,350.18      0.99       621       85.22        8.116
                       -----    ---------------    ------       ---       -----        -----
TOTAL:                 4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                       =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 40                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             GROUP II GROSS MARGIN*



                                              % OF CUT-
    RANGE OF                                   OFF DATE
  GROSS MARGIN    MORTGAGE      PRINCIPAL     PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)     BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   --------------   ---------   -------   ----------   ---------

2.001 - 2.500           2    $   513,000.00      0.13%      649       73.90%       6.324%
3.001 - 3.500           3        625,015.19      0.16       680       79.56        5.565
3.501 - 4.000          26      5,630,576.09      1.41       711       65.98        5.188
4.001 - 4.500          67     12,705,140.81      3.19       665       72.29        5.721
4.501 - 5.000         129     23,959,933.16      6.01       641       74.37        6.101
5.001 - 5.500         271     42,789,246.50     10.74       628       77.63        6.579
5.501 - 6.000         433     62,892,875.33     15.79       613       77.24        7.051
6.001 - 6.500         487     61,291,544.63     15.38       610       78.12        7.408
6.501 - 7.000         462     59,086,067.87     14.83       595       78.53        7.850
7.001 - 7.500         363     42,861,661.34     10.76       588       80.13        8.347
7.501 - 8.000         289     32,159,240.32      8.07       577       79.68        8.922
8.001 - 8.500         249     26,584,344.36      6.67       557       80.13        9.500
8.501 - 9.000         191     20,571,421.46      5.16       557       80.58        9.942
9.001 - 9.500          44      5,565,012.44      1.40       558       82.90       10.407
9.501 - 10.000         10        780,897.13      0.20       563       79.58       10.955
10.001 - 10.500         2        143,932.01      0.04       579       87.92       11.659
10.501 - 11.000         3        157,055.78      0.04       549       75.89       12.076
13.501 - 14.000         1        112,421.23      0.03       596       94.94        7.790
                    -----    --------------    ------       ---       -----       ------
TOTAL:              3,032    $  398,429,385    100.00%      603       78.08%       7.706%
                    =====    ==============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only.

Minimum:             2.250%
Maximum:            13.750%
Weighted Average:    6.498%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 41                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                         GROUP II INITIAL PERIODIC CAP*



                                            % OF CUT-
   INITIAL                                   OFF DATE
PERIODIC CAP   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
     (%)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

1.000               29    $  3,022,154.85      0.76%      587       75.57%       8.751%
1.500                4         826,961.10      0.21       628       73.68        6.499
2.000                2         262,118.04      0.07       586       70.76        7.031
3.000            2,997     394,318,151.66     98.97       603       78.12        7.701
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           3,032    $398,429,385.65    100.00%      603       78.08%       7.706%
                 =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

Minimum:           1.000%
Maximum:           3.000%
Weighted Average:  2.981%

                             GROUP II PERIODIC CAP*



                                            % OF CUT-
                                             OFF DATE
PERIODIC CAP   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
     (%)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

1.000            3,023    $396,598,333.65     99.54%      603       78.11%       7.710%
1.500                9       1,831,052.00      0.46       620       72.69        6.907
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           3,032    $398,429,385.65    100.00%      603       78.08%       7.706%
                 =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

Minimum:            1.000%
Maximum:            1.500%
Weighted Average:   1.002%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 42                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             GROUP II MAXIMUM RATE*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MAXIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

9.501 - 10.000          1    $    260,353.16      0.07%      600       78.38%       6.990%
10.501 - 11.000         5         830,004.70      0.21       691       75.53        4.816
11.001 - 11.500        43       8,609,965.83      2.16       697       67.34        5.258
11.501 - 12.000       107      20,903,048.10      5.25       648       73.71        5.806
12.001 - 12.500       191      31,933,969.69      8.01       634       76.76        6.294
12.501 - 13.000       367      56,880,732.59     14.28       623       77.06        6.799
13.001 - 13.500       399      54,217,933.19     13.61       613       77.38        7.227
13.501 - 14.000       581      72,682,909.72     18.24       602       78.48        7.632
14.001 - 14.500       329      40,876,300.39     10.26       593       78.75        8.111
14.501 - 15.000       349      40,587,527.05     10.19       580       81.17        8.651
15.001 - 15.500       264      27,983,847.79      7.02       566       80.10        9.214
15.501 - 16.000       266      27,988,349.87      7.02       556       79.43        9.723
16.001 - 16.500        98      11,195,766.92      2.81       556       80.98       10.184
16.501 - 17.000        24       3,016,045.18      0.76       558       83.19       10.458
17.001 - 17.500         3         161,643.68      0.04       571       78.65       11.108
17.501 - 18.000         3         190,718.24      0.05       560       81.07       11.712
18.001 - 18.500         2         110,269.55      0.03       569       82.64       12.161
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              3,032    $398,429,385.65    100.00%      603       78.08%       7.706%
                    =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only.

Minimum:             9.990%
Maximum:            18.240%
Weighted Average:   13.774%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 43                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                         GROUP II MINIMUM RATE (FLOOR)*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MINIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

4.501 - 5.000           8    $  1,194,976.25      0.30%      657       75.82%       5.393%
5.001 - 5.500          46       9,218,258.45      2.31       689       67.26        5.327
5.501 - 6.000         115      22,043,776.07      5.53       647       74.06        5.877
6.001 - 6.500         217      35,748,237.92      8.97       632       76.51        6.367
6.501 - 7.000         455      67,725,764.32     17.00       625       77.56        6.824
7.001 - 7.500         440      59,201,029.18     14.86       612       77.63        7.283
7.501 - 8.000         513      64,527,977.36     16.20       595       78.70        7.800
8.001 - 8.500         283      34,891,628.72      8.76       584       78.54        8.275
8.501 - 9.000         323      36,544,612.53      9.17       579       81.27        8.765
9.001 - 9.500         251      26,433,467.38      6.63       566       80.07        9.262
9.501 - 10.000        259      27,342,215.92      6.86       555       79.59        9.768
10.001 - 10.500        95      10,931,212.64      2.74       556       80.91       10.198
10.501 - 11.000        19       2,163,597.44      0.54       564       83.83       10.710
11.001 - 11.500         3         161,643.68      0.04       571       78.65       11.108
11.501 - 12.000         3         190,718.24      0.05       560       81.07       11.712
12.001 - 12.500         2         110,269.55      0.03       569       82.64       12.161
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              3,032    $398,429,385.65    100.00%      603       78.08%       7.706%
                    =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only.

Minimum:             4.562%
Maximum:            12.240%
Weighted Average:    7.682%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 44                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                       GROUP II NEXT RATE ADJUSTMENT DATE*



                                               % OF CUT-
   NEXT RATE                                    OFF DATE
   ADJUSTMENT     MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      DATE          LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

2007-03                 1    $    216,550.00      0.05%      624       89.99%       9.350%
2007-04                 5         702,759.18      0.18       614       77.18        6.967
2007-05                74       8,821,969.54      2.21       608       77.07        7.334
2007-06               259      34,262,438.99      8.60       604       78.18        7.657
2007-07             1,369     179,726,484.22     45.11       600       78.29        7.787
2007-08             1,200     153,904,613.37     38.63       600       78.30        7.758
2007-09                26       3,537,900.00      0.89       606       79.45        7.487
2008-05                 2         252,719.30      0.06       619       75.77        7.524
2008-06                 9       1,236,426.37      0.31       628       72.46        7.008
2008-07                35       7,061,248.08      1.77       649       74.73        6.806
2008-08                38       5,693,700.00      1.43       640       71.77        6.974
2008-09                 1         436,400.00      0.11       624       89.98        6.900
2010-07                 8       1,474,476.60      0.37       701       74.29        5.871
2010-08                 5       1,101,700.00      0.28       729       73.97        5.789
                    -----    ---------------    ------       ---       -----        -----
TOTAL:              3,032    $398,429,385.65    100.00%      603       78.08%       7.706%
                    =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                   314 RECORDS
                                   2-4 FAMILY
                               BALANCE: 55,892,800

SELECTION CRITERIA: 2-4 FAMILY

1. PROPERTY TYPE
2. Debt-to-Income Ratio (DTI)
3. Zip

1. PROPERTY TYPE



               NUMBER                        % OF
                   OF       AGGREGATE   AGGREGATE      AVERAGE                  WA          WA
PROPERTY     MORTGAGE       PRINCIPAL   PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
TYPE            LOANS         BALANCE     BALANCE      BALANCE   COUPON       TERM        TERM
----------------------------------------------------------------------------------------------

2-4 Family        314   55,892,800.28      100.00   178,002.55    7.564        356         356
----------------------------------------------------------------------------------------------
TOTAL:            314   55,892,800.28      100.00   178,002.55    7.564        356         356
==============================================================================================

                            WA
                         LOAN-         WA         %                  WA
PROPERTY            WA     TO-   COMBINED   CASHOUT    % OWNER     FICO
TYPE         SEASONING   VALUE        LTV      REFI   OCCUPIED    SCORE
-----------------------------------------------------------------------

2-4 Family           1   76.40      80.53     69.18      87.60   627.72
-----------------------------------------------------------------------
TOTAL:               1   76.40      80.53     69.18      87.60   627.72
=======================================================================


% 2 family (2 UNITS): 80.18
% 3 family (3 UNITS): 15.72
% 4-family (4 UNITS): 4.11

2. DEBT-TO-INCOME RATIO (DTI)



                  NUMBER                        % OF
DEBT-TO-              OF       AGGREGATE   AGGREGATE      AVERAGE                  WA          WA
INCOME          MORTGAGE       PRINCIPAL   PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
RATIO (DTI)        LOANS         BALANCE     BALANCE      BALANCE   COUPON       TERM        TERM
-------------------------------------------------------------------------------------------------

15.01 - 20.00          8    1,045,405.06        1.87   130,675.63    7.733        360         360
20.01 - 25.00          5      676,338.00        1.21   135,267.60    7.264        360         359
25.01 - 30.00         15    1,477,187.31        2.64    98,479.15    7.852        360         359
30.01 - 35.00         27    3,501,770.47        6.27   129,695.20    7.518        338         337
35.01 - 40.00         47    6,965,074.67       12.46   148,193.08    7.481        358         358
40.01 - 45.00         65   12,709,510.85       22.74   195,530.94    7.630        360         359
45.01 - 50.00        103   20,730,218.45       37.09   201,264.26    7.566        358         357
50.01 - 55.00         38    7,879,448.11       14.10   207,353.90    7.459        352         351
55.01 - 60.00          6      907,847.36        1.62   151,307.89    7.883        360         360
-------------------------------------------------------------------------------------------------
TOTAL:               314   55,892,800.28      100.00   178,002.55    7.564        356         356
=================================================================================================

                               WA
DEBT-TO-                    LOAN-         WA         %                  WA
INCOME                 WA     TO-   COMBINED   CASHOUT    % OWNER     FICO
RATIO (DTI)     SEASONING   VALUE        LTV      REFI   OCCUPIED    SCORE
--------------------------------------------------------------------------

15.01 - 20.00           0   80.67      80.67     54.16      88.67   616.52
20.01 - 25.00           1   56.04      56.04     81.32     100.00   671.28
25.01 - 30.00           1   68.40      69.43     65.39      97.10   618.71
30.01 - 35.00           1   69.57      71.88     73.95      87.01   638.89
35.01 - 40.00           1   78.70      85.23     60.32      81.45   651.17
40.01 - 45.00           1   78.52      83.14     62.78      91.10   634.32
45.01 - 50.00           1   78.14      82.68     68.40      89.22   625.49
50.01 - 55.00           1   73.42      76.30     86.19      83.77   600.54
55.01 - 60.00           0   65.08      65.08     92.73      58.35   594.13
--------------------------------------------------------------------------
TOTAL:                  1   76.40      80.53     69.18      87.60   627.72
==========================================================================


nz WA DTI: 44.079

(1)  Note: Weighted Average FICO Score only includes scores >= 350 and <= 850.

3. ZIP



           NUMBER                        % OF
               OF       AGGREGATE   AGGREGATE      AVERAGE                  WA          WA
         MORTGAGE       PRINCIPAL   PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
ZIP         LOANS         BALANCE     BALANCE      BALANCE   COUPON       TERM        TERM
------------------------------------------------------------------------------------------

11221           3    1,339,257.51        2.40   446,419.17    6.437        360         359
02125           3    1,109,095.38        1.98   369,698.46    6.198        360         360
02124           3      914,786.08        1.64   304,928.69    7.991        360         359
11436           2      873,700.00        1.56   436,850.00    6.240        360         360
11208           3      787,302.03        1.41   262,434.01    6.710        360         359
Other         300   50,868,659.28       91.01   169,562.20    7.652        356         355
------------------------------------------------------------------------------------------
TOTAL:        314   55,892,800.28      100.00   178,002.55    7.564        356         356
==========================================================================================

                        WA
                     LOAN-         WA         %                  WA
                WA     TO-   COMBINED   CASHOUT    % OWNER     FICO
ZIP      SEASONING   VALUE        LTV      REFI   OCCUPIED    SCORE
-------------------------------------------------------------------

11221            1   77.24      77.24   100.00       55.57   642.79
02125            0   68.69      68.69    62.85      100.00   684.88
02124            1   67.91      67.91   100.00       72.00   602.65
11436            0   90.81      90.81   100.00      100.00   648.93
11208            1   79.35      86.82    40.92      100.00   667.45
Other            1   76.41      80.83    67.86       88.05   625.55
-------------------------------------------------------------------
TOTAL:           1   76.40      80.53    69.18       87.60   627.72
===================================================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 17, 2005 11:04

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  1,377 RECORDS
                                   SECOND LIEN
                               BALANCE: 49,173,169

SELECTION CRITERIA: SECOND LIEN

1. Debt-to-Income Ratio (DTI)
2. Zip

1. DEBT-TO-INCOME RATIO (DTI)



DEBT-TO-        NUMBER OF       AGGREGATE   % OF AGGREGATE     AVERAGE                  WA          WA
INCOME RATIO     MORTGAGE       PRINCIPAL        PRINCIPAL   PRINCIPAL       WA   ORIGINAL   REMAINING
(DTI)               LOANS         BALANCE          BALANCE     BALANCE   COUPON       TERM        TERM
------------------------------------------------------------------------------------------------------

5.01 - 10.00            4      177,934.41             0.36   44,483.60   10.405        360         359
10.01 - 15.00           5      186,408.99             0.38   37,281.80   10.420        321         320
15.01 - 20.00          17      507,185.12             1.03   29,834.42   10.442        319         318
20.01 - 25.00          43    1,455,071.83             2.96   33,838.88   10.781        318         317
25.01 - 30.00          77    2,209,500.75             4.49   28,694.81   10.728        319         318
30.01 - 35.00         155    4,816,318.84             9.79   31,073.02   10.673        315         314
35.01 - 40.00         254    9,096,392.65            18.50   35,812.57   10.712        294         293
40.01 - 45.00         290   10,382,386.43            21.11   35,801.33   10.754        318         317
45.01 - 50.00         427   16,691,135.63            33.94   39,089.31   10.731        313         312
50.01 - 55.00         103    3,604,083.68             7.33   34,991.10   10.834        309         308
55.01 - 60.00           2       46,750.19             0.10   23,375.10   11.573        212         212
------------------------------------------------------------------------------------------------------
TOTAL:              1,377   49,173,168.52           100.00   35,710.36   10.731        311         310
======================================================================================================

DEBT-TO-                          WA         WA         %          %       WA
INCOME RATIO           WA   LOAN-TO-   COMBINED   CASHOUT      OWNER     FICO
(DTI)           SEASONING      VALUE        LTV      REFI   OCCUPIED    SCORE
-----------------------------------------------------------------------------

5.01 - 10.00            1      99.99      99.99      0.00     100.00   636.09
10.01 - 15.00           1     100.00     100.00     11.10     100.00   634.67
15.01 - 20.00           1      99.97      99.97      0.00     100.00   648.00
20.01 - 25.00           1      99.55      99.55      5.35     100.00   634.75
25.01 - 30.00           1      99.63      99.63      2.96     100.00   639.73
30.01 - 35.00           1      99.79      99.79      4.47     100.00   630.62
35.01 - 40.00           1      99.84      99.84      7.05     100.00   633.95
40.01 - 45.00           1      99.88      99.88      3.92     100.00   638.71
45.01 - 50.00           1      99.82      99.82      6.93     100.00   637.01
50.01 - 55.00           1      99.81      99.81     18.85     100.00   623.56
55.01 - 60.00           0     100.00     100.00     53.90     100.00   657.83
-----------------------------------------------------------------------------
TOTAL:                  1      99.82      99.82      6.69     100.00   635.37
=============================================================================


nz WA DTI: 41.457

(1) Note: Weighted Average FICO Score only includes scores >= 350 and <= 850.

2. ZIP



                NUMBER OF       AGGREGATE   % OF AGGREGATE     AVERAGE                  WA          WA
                 MORTGAGE       PRINCIPAL        PRINCIPAL   PRINCIPAL       WA   ORIGINAL   REMAINING
ZIP                 LOANS         BALANCE          BALANCE     BALANCE   COUPON       TERM        TERM
------------------------------------------------------------------------------------------------------

33914                   3      244,002.95             0.50   81,334.32   10.559        320         319
80016                   3      213,508.68             0.43   71,169.56    9.927        228         227
80013                   4      195,500.00             0.40   48,875.00   10.096        360         360
77379                   3      192,861.95             0.39   64,287.32   10.415        311         310
92883                   2      184,095.30             0.37   92,047.65   10.275        308         308
Other               1,362   48,143,199.64            97.91   35,347.43   10.741        311         310
------------------------------------------------------------------------------------------------------
TOTAL:              1,377   49,173,168.52           100.00   35,710.36   10.731        311         310
======================================================================================================

                                  WA         WA         %          %       WA
                       WA   LOAN-TO-   COMBINED   CASHOUT      OWNER     FICO
ZIP             SEASONING      VALUE        LTV      REFI   OCCUPIED    SCORE
-----------------------------------------------------------------------------

33914                   1     100.00     100.00      0.00     100.00   660.01
80016                   1      99.99      99.99      0.00     100.00   679.88
80013                   0      99.98      99.98      0.00     100.00   629.27
77379                   1      99.98      99.98      0.00     100.00   636.39
92883                   0     100.00     100.00      0.00     100.00   708.82
Other                   1      99.81      99.81      6.83     100.00   634.78
-----------------------------------------------------------------------------
TOTAL:                  1      99.82      99.82      6.69     100.00   635.37
=============================================================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 17, 2005 10:56

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  7,622 RECORDS
                                   ALL RECORDS
                              BALANCE: 988,026,138

SELECTION CRITERIA: ALL RECORDS

1. DTI Distribution
2. Loan Balance Distribution
3. Product- IO Loans
4. Product- IO ARM Loans

1. DTI DISTRIBUTION

                                                                      WEIGHTED
                                                                       AVERAGE
                                                                         GROSS
 DTI DISTRIBUTION   LOAN COUNT   OUTSTANDING BALANCE   % BY BALANCE     COUPON
------------------------------------------------------------------------------
DTI Not Available            7          1,549,400.00          0.157      6.387
DTI < 10.00                 20          3,600,671.02          0.364      6.914
DTI 10.00 - 19.99          231         21,884,182.16          2.215      7.982
DTI 20.00 - 29.99          970        104,671,738.63         10.594      7.817
DTI 30.00 - 39.99        2,187        268,308,631.60         27.156      7.694
DTI 40.00 - 49.99        3,451        478,484,397.39         48.428      7.701
DTI 50.00 - 59.99          756        109,527,117.49         11.085      7.835
------------------------------------------------------------------------------
TOTAL:                   7,622        988,026,138.29        100.000      7.728
===============================================================================

2. LOAN BALANCE DISTRIBUTION



                                                                              WEIGHTED
                                                                               AVERAGE
                                                                                 GROSS
LOAN BALANCE DISTRIBUTION   LOAN COUNT   OUTSTANDING BALANCE   % BY BALANCE     COUPON
--------------------------------------------------------------------------------------

1 - 25,000                         527         10,377,344.45          1.050     10.899
25,001 - 50,000                    931         35,632,181.61          3.606     10.144
50,001 - 75,000                  1,222         77,525,828.44          7.847      8.739
75,001 - 100,000                 1,118         98,037,357.22          9.923      8.097
100,001 - 150,000                1,528        189,018,814.79         19.131      7.805
150,001 - 200,000                  923        160,807,744.85         16.276      7.520
200,001 - 250,000                  557        124,286,494.22         12.579      7.398
250,001 - 300,000                  301         81,902,828.72          8.290      7.284
300,001 - 350,000                  192         62,281,437.08          6.304      7.164
350,001 - 400,000                  125         46,823,392.35          4.739      7.121
400,001 - 450,000                   82         34,860,382.04          3.528      6.936
450,001 - 500,000                   51         24,367,092.27          2.466      6.915
500,001 - 550,000                   20         10,487,381.24          1.061      7.083
550,001 - 600,000                   17          9,845,777.10          0.997      7.242
600,001 - 650,000                   12          7,556,518.62          0.765      7.241
650,001 - 700,000                    4          2,711,000.00          0.274      7.744
700,001 - 750,000                    2          1,486,145.52          0.150      7.749
750,001 - 800,000                    3          2,325,247.04          0.235      6.568
800,001 - 850,000                    1            820,000.00          0.083      7.350
900,001 - 950,000                    1            949,142.85          0.096      6.510
950,001 - 1,000,000                  1            986,500.00          0.100      5.875
1,000,001 >=                         4          4,937,527.88          0.500      6.633
--------------------------------------------------------------------------------------
TOTAL:                           7,622        988,026,138.29        100.000      7.728
======================================================================================


3. PRODUCT- IO LOANS



                WA IO                                          % OF
PRODUCT- IO  ORIGINAL    NUMBER      TOTAL LOAN    AVG LOAN   TOTAL    WA      WA   % OWNER         %     WA  % FULL  % SECOND
LOANS            TERM  OF LOANS         BALANCE     BALANCE      IO  FICO  LTV(1)  OCCUPIED  PURCHASE    DTI     DOC      LIEN
------------------------------------------------------------------------------------------------------------------------------

2/28 ARM-IO        60       883  179,251,731.43  203,003.09   90.40   638   80.24     99.39     58.68  41.56   59.82      0.00
3/27 ARM-IO        60        40   11,543,880.68  288,597.02    5.82   666   73.05    100.00     13.42  39.81   59.15      0.00
5/25 ARM-IO        72         6    2,282,800.00  380,466.67    1.15   679   68.29    100.00     66.27  37.11   31.22      0.00
FIXED-IO           60        28    5,209,822.58  186,065.09    2.63   664   75.72    100.00     10.34  40.01   72.48      0.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:             60       957  198,288,234.69  207,197.74  100.00   641   79.57     99.45     54.87  41.37   59.79      0.00
==============================================================================================================================


4. PRODUCT- IO ARM LOANS



                                                     INITIAL                  INITIAL                            INITIAL  INITIAL
                                                         CAP                      CAP                                CAP      CAP
PRODUCT- IO  INITIAL CAP   INITIAL CAP  INITIAL CAP    2.500     INITIAL CAP    3.500  INITIAL CAP  INITIAL CAP    5.000    5.500
ARM LOANS    1.000 1.499   1.500 1.999  2.000 2.499    2.999     3.000 3.499    3.999  4.000 4.499  4.500 4.999    5.499    5.999
---------------------------------------------------------------------------------------------------------------------------------

2/28 ARM-IO   632,000.00    930,000.00   132,000.00     0.00  177,557,731.43     0.00         0.00         0.00     0.00     0.00
3/27 ARM-IO         0.00          0.00         0.00     0.00   11,543,880.68     0.00         0.00         0.00     0.00     0.00
5/25 ARM-IO         0.00  1,627,600.00         0.00     0.00      187,200.00     0.00         0.00         0.00     0.00     0.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:        632,000.00  2,557,600.00   132,000.00     0.00  189,288,812.11     0.00         0.00         0.00     0.00     0.00
=================================================================================================================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 10, 2005 10:04

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                   28 RECORDS
                                  RPRIN GT 600K
                               BALANCE: 21,772,082

SELECTION CRITERIA: RPRIN GT 600K

1. RPRIN

1. RPRIN



                         NUMBER OF              WA         WA
                          MORTGAGE            FICO   LOAN-TO-    % OWNER   % CASHOUT   % FULL
RPRIN                        LOANS     WAC   SCORE      VALUE   OCCUPIED   REFINANCE      DOC
---------------------------------------------------------------------------------------------

600000.01 - 650000.00        12      7.241    651      80.98      75.60       75.02     33.53
650000.01 - 700000.00         4      7.744    637      82.49      75.10       51.05     25.23
700000.01 - 750000.00         2      7.749    584      79.98     100.00       50.43    100.00
750000.01 - 800000.00         3      6.568    642      63.43     100.00      100.00      0.00
800000.01 - 850000.00         1      7.350    553      80.00     100.00      100.00    100.00
900000.01 - 950000.00         1      6.510    603      48.72     100.00      100.00    100.00
950000.01 - 1000000.00        1      5.875    690      61.66     100.00        0.00      0.00
1000000.01 >=                 4      6.633    656      76.05     100.00       77.15     25.87
---------------------------------------------------------------------------------------------
TOTAL:                       28      7.039    641      75.79      88.43       72.14     35.60
=============================================================================================


Minimum: 511
Maximum: 754
Weighted Average: 641.0

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 17, 2005 00:16

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  7,622 RECORDS
                                   ALL RECORDS
                              BALANCE: 988,026,138

SELECTION CRITERIA: ALL RECORDS

 1. Original Mortgage Loan Balance
 2. Remaining Balance
 3. Mortgage Rates (%)
 4. Original Term
 5. Remaining Term
 6. LIEN
 7. Season
 8. LTV
 9. CLTV
10. Owner Occupancy
11. Property Type
12. Loan Purpose
13. Rate Type
14. Prepaymen Flag
15. Prepayment Penalty Term
16. FICO Scores
17. State
18. Documentation

1. ORIGINAL MORTGAGE LOAN BALANCE



                        NUMBER                                                     WEIGHTED
                            OF                  PERCENTAGE      AVERAGE       WA    AVERAGE   WEIGHTED
ORIGINAL MORTGAGE     MORTGAGE      PRINCIPAL     OF GROUP    PRINCIPAL    GROSS    COMBINE    AVERAGE
LOAN BALANCE             LOANS        BALANCE        LOANS      BALANCE      CPN        LTV       FICO
------------------------------------------------------------------------------------------------------

1 - 25,000                 527   $ 10,377,344         1.05%  $   19,691   10.899%     99.76%       617
25,001 - 50,000            931     35,632,182         3.61       38,273   10.144      89.54        608
50,001 - 75,000          1,220     77,379,283         7.83       63,426    8.740      81.92        601
75,001 - 100,000         1,119     98,083,921         9.93       87,653    8.100      79.68        603
100,001 - 125,000          830     93,191,357         9.43      112,279    7.845      78.57        607
125,001 - 150,000          699     95,927,439         9.71      137,235    7.763      79.10        611
150,001 - 175,000          481     78,019,974         7.90      162,204    7.571      78.15        616
175,001 - 200,000          441     82,587,878         8.36      187,274    7.476      77.05        614
200,001 - 225,000          321     68,080,014         6.89      212,087    7.454      77.82        619
225,001 - 250,000          237     56,406,373         5.71      238,002    7.324      78.01        617
250,001 - 275,000          174     45,492,208         4.60      261,449    7.231      77.78        622
275,001 - 300,000          127     36,410,621         3.69      286,698    7.350      78.94        617
300,001 - 325,000          103     32,372,734         3.28      314,298    7.230      78.64        616
325,001 - 350,000           89     29,908,703         3.03      336,053    7.093      80.48        636
350,001 - 375,000           65     23,535,045         2.38      362,078    7.230      78.05        623
375,001 - 400,000           60     23,288,347         2.36      388,139    7.012      78.64        625
400,001 - 425,000           45     18,666,509         1.89      414,811    6.898      79.63        646
425,001 - 450,000           37     16,193,873         1.64      437,672    6.981      81.34        646
450,001 - 475,000           23     10,652,944         1.08      463,171    6.674      80.12        634
475,001 - 500,000           28     13,714,148         1.39      489,791    7.102      77.45        637
500,001 - 525,000           14      7,227,852         0.73      516,275    7.063      78.60        639
525,001 - 550,000            6      3,259,529         0.33      543,255    7.127      70.82        572
550,001 - 575,000            8      4,511,477         0.46      563,935    6.908      83.48        645
575,001 - 600,000            9      5,334,300         0.54      592,700    7.524      82.13        608
600,001 - 625,000            3      1,830,965         0.19      610,322    6.651      77.53        617
625,001 - 650,000            9      5,725,553         0.58      636,173    7.430      82.08        662
650,001 - 675,000            2      1,327,000         0.13      663,500    7.321      85.09        676
675,001 - 700,000            2      1,384,000         0.14      692,000    8.150      80.00        601
725,001 - 750,000            2      1,486,146         0.15      743,073    7.749      79.98        584
750,001 - 775,000            2      1,533,909         0.16      766,955    6.397      59.01        648
775,001 - 800,000            1        791,338         0.08      791,338    6.900      72.00        630
800,001 - 825,000            1        820,000         0.08      820,000    7.350      80.00        553
925,001 - 950,000            1        949,143         0.10      949,143    6.510      48.72        603
975,001 - 1,000,000          1        986,500         0.10      986,500    5.875      61.66        690
1,000,001 >=                 4      4,937,528         0.50    1,234,382    6.633      76.05        656
------------------------------------------------------------------------------------------------------
TOTAL:                   7,622   $988,026,138       100.00%  $  129,628    7.728%     79.42%       616
======================================================================================================


2. REMAINING BALANCE



                                                                                 WEIGHTED
                   NUMBER OF                  PERCENTAGE      AVERAGE       WA    AVERAGE   WEIGHTED
REMAINING           MORTGAGE      PRINCIPAL     OF GROUP    PRINCIPAL    GROSS    COMBINE    AVERAGE
BALANCE                LOANS        BALANCE        LOANS      BALANCE      CPN        LTV       FICO
----------------------------------------------------------------------------------------------------

1 - 25000                527   $ 10,377,344         1.05%  $   19,691   10.899%     99.76%       617
25001 - 50000            931     35,632,182         3.61       38,273   10.144      89.54        608
50001 - 75000          1,222     77,525,828         7.85       63,442    8.739      81.92        601
75001 - 100000         1,118     98,037,357         9.92       87,690    8.097      79.67        603
100001 - 125000          829     93,091,376         9.42      112,294    7.848      78.58        607
125001 - 150000          699     95,927,439         9.71      137,235    7.763      79.10        611
150001 - 175000          481     78,019,974         7.90      162,204    7.571      78.15        616
175001 - 200000          442     82,787,771         8.38      187,303    7.472      76.96        614
200001 - 225000          320     67,880,122         6.87      212,125    7.459      77.92        618
225001 - 250000          237     56,406,373         5.71      238,002    7.324      78.01        617
250001 - 275000          174     45,492,208         4.60      261,449    7.231      77.78        622
275001 - 300000          127     36,410,621         3.69      286,698    7.350      78.94        617
300001 - 325000          103     32,372,734         3.28      314,298    7.230      78.64        616
325001 - 350000           89     29,908,703         3.03      336,053    7.093      80.48        636
350001 - 375000           65     23,535,045         2.38      362,078    7.230      78.05        623
375001 - 400000           60     23,288,347         2.36      388,139    7.012      78.64        625
400001 - 425000           45     18,666,509         1.89      414,811    6.898      79.63        646
425001 - 450000           37     16,193,873         1.64      437,672    6.981      81.34        646
450001 - 475000           24     11,127,363         1.13      463,640    6.688      80.12        634
475001 - 500000           27     13,239,730         1.34      490,360    7.106      77.36        638
500001 - 525000           14      7,227,852         0.73      516,275    7.063      78.60        639
525001 - 550000            6      3,259,529         0.33      543,255    7.127      70.82        572
550001 - 575000            8      4,511,477         0.46      563,935    6.908      83.48        645
575001 - 600000            9      5,334,300         0.54      592,700    7.524      82.13        608
600001 - 625000            3      1,830,965         0.19      610,322    6.651      77.53        617
625001 - 650000            9      5,725,553         0.58      636,173    7.430      82.08        662
650001 - 675000            2      1,327,000         0.13      663,500    7.321      85.09        676
675001 - 700000            2      1,384,000         0.14      692,000    8.150      80.00        601
725001 - 750000            2      1,486,146         0.15      743,073    7.749      79.98        584
750001 - 775000            2      1,533,909         0.16      766,955    6.397      59.01        648
775001 - 800000            1        791,338         0.08      791,338    6.900      72.00        630
800001 - 825000            1        820,000         0.08      820,000    7.350      80.00        553
925001 - 950000            1        949,143         0.10      949,143    6.510      48.72        603
975001 - 1000000           1        986,500         0.10      986,500    5.875      61.66        690
1000001 >=                 4      4,937,528         0.50    1,234,382    6.633      76.05        656
----------------------------------------------------------------------------------------------------
TOTAL:                 7,622   $988,026,138       100.00%  $  129,628    7.728%     79.42%       616
====================================================================================================


3. MORTGAGE RATES (%)



                                                                                WEIGHTED
                   NUMBER OF                  PERCENTAGE     AVERAGE       WA    AVERAGE   WEIGHTED
MORTGAGE            MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL    GROSS    COMBINE    AVERAGE
RATES (%)              LOANS        BALANCE        LOANS     BALANCE      CPN        LTV       FICO
---------------------------------------------------------------------------------------------------

4.500 - 4.999              3   $    846,697         0.09%   $282,232    4.815%     76.33%       697
5.000 - 5.499             70     15,923,251         1.61     227,475    5.185      70.82        706
5.500 - 5.999            345     80,201,549         8.12     232,468    5.812      73.77        674
6.000 - 6.499            448     89,057,531         9.01     198,789    6.281      77.19        645
6.500 - 6.999            934    166,554,336        16.86     178,324    6.779      77.87        635
7.000 - 7.499            886    140,934,547        14.26     159,068    7.253      78.21        617
7.500 - 7.999          1,026    146,822,737        14.86     143,102    7.761      78.68        606
8.000 - 8.499            600     79,672,338         8.06     132,787    8.245      79.76        594
8.500 - 8.999            659     78,149,315         7.91     118,588    8.733      81.18        583
9.000 - 9.499            479     53,746,398         5.44     112,205    9.234      80.95        572
9.500 - 9.999            653     62,096,390         6.28      95,094    9.763      82.53        572
10.000 - 10.499          618     41,667,819         4.22      67,424   10.279      88.64        589
10.500 - 10.999          522     19,152,944         1.94      36,691   10.775      94.08        599
11.000 - 11.499          179      5,751,659         0.58      32,132   11.245      95.48        611
11.500 - 11.999           69      2,783,981         0.28      40,348   11.774      94.50        605
12.000 - 12.499           15        769,141         0.08      51,276   12.205      88.06        596
12.500 - 12.999          116      3,895,504         0.39      33,582   12.500      99.27        643
---------------------------------------------------------------------------------------------------
TOTAL:                 7,622   $988,026,138       100.00%   $129,628    7.728%     79.42%       616
===================================================================================================


4. ORIGINAL TERM



                                                                            WEIGHTED
                NUMBER OF                  PERCENTAGE     AVERAGE      WA    AVERAGE   WEIGHTED
                 MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    COMBINE    AVERAGE
ORIGINAL TERM       LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
-----------------------------------------------------------------------------------------------

0 - 180               353   $ 20,785,300         2.10%   $ 58,882   8.729%     80.34%       642
181 - 240             254     14,140,208         1.43      55,670   9.370      84.94        646
241 - 300               6        915,615         0.09     152,602   7.325      84.36        649
301 - 360           7,009    952,185,016        96.37     135,852   7.682      79.31        614
-----------------------------------------------------------------------------------------------
TOTAL:              7,622   $988,026,138       100.00%   $129,628   7.728%     79.42%       616
===============================================================================================


5. REMAINING TERM



                                                                             WEIGHTED
                 NUMBER OF                  PERCENTAGE     AVERAGE      WA    AVERAGE   WEIGHTED
                  MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    COMBINE    AVERAGE
REMAINING TERM       LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
------------------------------------------------------------------------------------------------

61 - 120                13   $    793,658         0.08%   $ 61,051   7.574%     50.50%       607
121 - 180              340     19,991,642         2.02      58,799   8.775      81.52        643
181 - 240              254     14,140,208         1.43      55,670   9.370      84.94        646
241 - 300                6        915,615         0.09     152,602   7.325      84.36        649
301 - 360            7,009    952,185,016        96.37     135,852   7.682      79.31        614
------------------------------------------------------------------------------------------------
TOTAL:               7,622   $988,026,138       100.00%   $129,628   7.728%     79.42%       616
================================================================================================


6. LIEN



                                                                           WEIGHTED
              NUMBER OF                  PERCENTAGE     AVERAGE       WA    AVERAGE   WEIGHTED
               MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL    GROSS    COMBINE    AVERAGE
LIEN              LOANS        BALANCE        LOANS     BALANCE      CPN        LTV       FICO
----------------------------------------------------------------------------------------------

First Lien        6,245   $938,852,970        95.02%   $150,337    7.570%     78.35%       614
Second Lien       1,377     49,173,169         4.98      35,710   10.731      99.82        635
----------------------------------------------------------------------------------------------
TOTAL:            7,622   $988,026,138       100.00%   $129,628    7.728%     79.42%       616
==============================================================================================


7. SEASON



                                                                              WEIGHTED
                 NUMBER OF                  PERCENTAGE     AVERAGE       WA    AVERAGE   WEIGHTED
                  MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL    GROSS    COMBINE    AVERAGE
SEASON               LOANS        BALANCE        LOANS     BALANCE      CPN        LTV       FICO
-------------------------------------------------------------------------------------------------

0                    2,953   $411,686,573        41.67%   $139,413    7.630%     79.11%       615
1                    3,785    468,095,447        47.38     123,671    7.810      79.65        615
2                      700     85,229,413         8.63     121,756    7.787      79.82        621
3                      171     20,853,047         2.11     121,948    7.579      78.38        618
4                        9      1,694,914         0.17     188,324    7.269      79.90        641
5                        2        266,522         0.03     133,261    9.266      86.51        611
6                        1         92,777         0.01      92,777    6.600      80.00        651
7                        1        107,445         0.01     107,445    7.650      80.00        611
-------------------------------------------------------------------------------------------------
TOTAL:               7,622   $988,026,138       100.00%   $129,628    7.728%     79.42%       616
=================================================================================================


8. LTV



                            NUMBER OF                  PERCENTAGE     AVERAGE         WA      WEIGHTED   WEIGHTED
                             MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL      GROSS       AVERAGE    AVERAGE
LTV                             LOANS        BALANCE        LOANS     BALANCE        CPN   COMBINE LTV       FICO
-----------------------------------------------------------------------------------------------------------------

10.00 - 14.99                       5   $    210,061         0.02%   $ 42,012      9.776%        13.01%       554
15.00 - 19.99                       7        348,459         0.04      49,780      7.837         17.40        596
20.00 - 24.99                      12        987,300         0.10      82,275      7.474         22.51        612
25.00 - 29.99                      19      1,527,037         0.15      80,370      7.933         28.23        589
30.00 - 34.99                      23      2,546,064         0.26     110,698      7.345         31.94        610
35.00 - 39.99                      40      4,994,195         0.51     124,855      7.346         38.37        605
40.00 - 44.99                      57      7,753,972         0.78     136,035      7.361         42.61        615
45.00 - 49.99                      73     11,406,913         1.15     156,259      7.423         47.73        605
50.00 - 54.99                      87     11,367,807         1.15     130,664      7.312         52.69        618
55.00 - 59.99                     129     20,554,803         2.08     159,340      7.237         57.56        609
60.00 - 64.99                     242     39,437,947         3.99     162,967      7.419         63.03        595
65.00 - 69.99                     239     43,135,642         4.37     180,484      7.325         67.18        598
70.00 - 74.99                     449     72,623,173         7.35     161,744      7.695         72.44        586
75.00 - 79.99                     760    112,604,731        11.40     148,164      7.350         78.08        608
80.00 - 84.99                   2,719    405,502,689        41.04     149,137      7.326         80.60        625
85.00 - 89.99                     495     75,922,152         7.68     153,378      8.192         87.04        603
90.00 - 94.99                     711    100,518,634        10.17     141,376      8.310         91.34        620
95.00 - 99.99                     428     32,497,302         3.29      75,928      9.121         96.64        631
100.00 - 104.99                 1,127     44,087,256         4.46      39,119     10.494        100.00        640
-----------------------------------------------------------------------------------------------------------------
TOTAL:                          7,622   $988,026,138       100.00%   $129,628      7.728%        79.42%       616
=================================================================================================================


9. CLTV



                                                                                         WEIGHTED
                            NUMBER OF                  PERCENTAGE     AVERAGE       WA    AVERAGE    WEIGHTED
                             MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL    GROSS    COMBINE     AVERAGE
CLTV                            LOANS        BALANCE        LOANS     BALANCE      CPN        LTV        FICO
-------------------------------------------------------------------------------------------------------------

10.00 - 14.99                       5   $    210,061         0.02%   $ 42,012    9.776%     13.01%        554
15.00 - 19.99                       7        348,459         0.04      49,780    7.837      17.40         596
20.00 - 24.99                      12        987,300         0.10      82,275    7.474      22.51         612
25.00 - 29.99                      19      1,527,037         0.15      80,370    7.933      28.23         589
30.00 - 34.99                      23      2,546,064         0.26     110,698    7.345      31.94         610
35.00 - 39.99                      40      4,994,195         0.51     124,855    7.346      38.37         605
40.00 - 44.99                      57      7,753,972         0.78     136,035    7.361      42.61         615
45.00 - 49.99                      73     11,406,913         1.15     156,259    7.423      47.73         605
50.00 - 54.99                      87     11,367,807         1.15     130,664    7.312      52.69         618
55.00 - 59.99                     129     20,554,803         2.08     159,340    7.237      57.56         609
60.00 - 64.99                     241     39,364,347         3.98     163,338    7.419      63.03         595
65.00 - 69.99                     239     43,135,642         4.37     180,484    7.325      67.18         598
70.00 - 74.99                     448     72,573,673         7.35     161,995    7.695      72.44         586
75.00 - 79.99                     409     69,351,889         7.02     169,565    7.499      76.97         601
80.00 - 84.99                   1,171    175,126,535        17.72     149,553    7.697      81.40         609
85.00 - 89.99                     498     76,789,997         7.77     154,197    8.177      86.95         603
90.00 - 94.99                     731    103,989,192        10.52     142,256    8.264      90.95         621
95.00 - 99.99                     815     83,957,388         8.50     103,015    7.850      86.40         628
100.00 - 104.99                 2,618    262,040,863        26.52     100,092    7.637      83.36         637
-------------------------------------------------------------------------------------------------------------
TOTAL:                          7,622   $988,026,138       100.00%   $129,628    7.728%     79.42%        616
=============================================================================================================


10. OWNER OCCUPANCY



                                                                                   WEIGHTED
                          NUMBER                  PERCENTAGE     AVERAGE      WA    AVERAGE   WEIGHTED
                     OF MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    COMBINE    AVERAGE
OWNER OCCUPANCY            LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
------------------------------------------------------------------------------------------------------

Owner Occupied             7,335   $949,577,279        96.11%   $129,458   7.717%     79.45%       615
Non-Owner Occupied           237     29,030,477         2.94     122,491   7.971      76.61        639
Vacation                      50      9,418,382         0.95     188,368   8.050      84.95        635
------------------------------------------------------------------------------------------------------
TOTAL:                     7,622   $988,026,138       100.00%   $129,628   7.728%     79.42%       616
======================================================================================================


11. PROPERTY TYPE



                                                                             WEIGHTED
                NUMBER OF                   PERCENTAGE     AVERAGE      WA    AVERAGE    WEIGHTED
PROPERTY         MORTGAGE       PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    COMBINE     AVERAGE
TYPE                LOANS         BALANCE        LOANS     BALANCE     CPN        LTV        FICO
-------------------------------------------------------------------------------------------------

2-4 Family            314    $ 55,892,800         5.66%   $178,003   7.564%     76.40%        628
Condo                 326      41,009,789         4.15     125,797   7.887      80.20         635
Modular Home            9       1,207,927         0.12     134,214   8.494      76.42         609
PUD                   775     128,491,581        13.00     165,796   7.508      80.89         621
Single Family       6,150     755,765,825        76.49     122,889   7.767      79.33         613
Townhouse              48       5,658,215         0.57     117,879   7.712      82.20         606
-------------------------------------------------------------------------------------------------
TOTAL:              7,622    $988,026,138       100.00%   $129,628   7.728%     79.42%        616
=================================================================================================


12. LOAN PURPOSE



                                                                                  WEIGHTED
                      NUMBER OF                  PERCENTAGE     AVERAGE      WA    AVERAGE   WEIGHTED
                       MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    COMBINE    AVERAGE
LOAN PURPOSE              LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
-----------------------------------------------------------------------------------------------------

Purchase                  3,740   $384,997,938        38.97%   $102,941   7.737%     83.23%       626
Cash Out Refinance        3,680    592,801,816        60.00     161,087   7.690      76.72        608
Rate/Term Refinance         202     10,226,385         1.04      50,626   9.541      92.17        640
-----------------------------------------------------------------------------------------------------
TOTAL:                    7,622   $988,026,138       100.00%   $129,628   7.728%     79.42%       616
=====================================================================================================


13. RATE TYPE



                                                                         WEIGHTED
             NUMBER OF                  PERCENTAGE     AVERAGE      WA    AVERAGE   WEIGHTED
              MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    COMBINE    AVERAGE
RATE TYPE        LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
--------------------------------------------------------------------------------------------

ARM              5,237   $798,023,019        80.77%   $152,382   7.638%     78.95%       609
Fixed Rate       2,385    190,003,119        19.23      79,666   8.104      81.38        642
--------------------------------------------------------------------------------------------
TOTAL:           7,622   $988,026,138       100.00%   $129,628   7.728%     79.42%       616
============================================================================================


14. PREPAYMEN FLAG



                                                                        WEIGHTED
            NUMBER OF                  PERCENTAGE     AVERAGE      WA    AVERAGE    WEIGHTED
PREPAYMEN    MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    COMBINE     AVERAGE
TYPE            LOANS        BALANCE        LOANS     BALANCE     CPN        LTV        FICO
--------------------------------------------------------------------------------------------

N               2,590   $298,131,447        30.17%   $115,109   8.079%     79.86%        611
Y               5,032    689,894,691        69.83     137,101   7.576      79.23         617
--------------------------------------------------------------------------------------------
TOTAL:          7,622   $988,026,138       100.00%   $129,628   7.728%     79.42%        616
============================================================================================


15. PREPAYMENT PENALTY TERM



                                                                         WEIGHTED
PREPAYMENT   NUMBER OF                  PERCENTAGE     AVERAGE      WA    AVERAGE   WEIGHTED
PENALTY       MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    COMBINE    AVERAGE
TERM             LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
--------------------------------------------------------------------------------------------

0                2,590   $298,131,447        30.17%   $115,109   8.079%     79.86%       611
12                 452     89,866,413         9.10     198,819   7.493      77.97        620
24               3,539    479,726,443        48.55     135,554   7.660      79.88        609
30                   4        552,433         0.06     138,108   8.025      81.29        638
36               1,035    119,604,759        12.11     115,560   7.300      77.53        651
60                   2        144,643         0.01      72,321   7.790      84.00        636
--------------------------------------------------------------------------------------------
TOTAL:           7,622   $988,026,138       100.00%   $129,628   7.728%     79.42%       616
============================================================================================


16. FICO SCORES



                                                                         WEIGHTED
             NUMBER OF                  PERCENTAGE     AVERAGE      WA    AVERAGE   WEIGHTED
FICO          MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    COMBINE    AVERAGE
SCORES           LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
--------------------------------------------------------------------------------------------

500 - 519          378   $ 49,274,671         4.99%   $130,356   8.828%     70.53%       510
520 - 539          453     58,703,264         5.94     129,588   8.645      74.35        530
540 - 559          530     72,006,613         7.29     135,862   8.524      76.89        550
560 - 579          610     77,452,074         7.84     126,971   8.353      79.30        569
580 - 599        1,410    150,958,471        15.28     107,063   7.968      80.94        589
600 - 619        1,201    138,558,916        14.02     115,370   7.734      80.78        609
620 - 639          877    116,446,610        11.79     132,778   7.402      80.68        629
640 - 659          829    112,805,812        11.42     136,075   7.334      81.73        649
660 - 679          497     71,946,763         7.28     144,762   7.332      81.81        669
680 - 699          324     52,454,891         5.31     161,898   6.947      79.22        688
700 - 719          210     33,615,796         3.40     160,075   6.785      80.73        709
720 - 739          118     21,636,721         2.19     183,362   6.503      78.76        729
740 - 759           88     15,221,017         1.54     172,966   6.525      77.16        749
760 - 779           52      9,757,185         0.99     187,638   6.513      79.99        769
780 - 799           39      6,440,861         0.65     165,150   6.232      71.01        788
800 - 819            6        746,474         0.08     124,412   6.018      65.47        806
--------------------------------------------------------------------------------------------
TOTAL:           7,622   $988,026,138       100.00%   $129,628   7.728%     79.42%       616
============================================================================================


17. STATE



                   NUMBER                                                   WEIGHTED
                       OF                  PERCENTAGE     AVERAGE      WA    AVERAGE   WEIGHTED
                 MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    COMBINE    AVERAGE
STATE               LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
-----------------------------------------------------------------------------------------------

Alabama                99   $  7,628,629         0.77%   $ 77,057   8.302%     84.79%       611
Arizona               321     49,592,083         5.02     154,492   7.304      80.57        633
Arkansas               33      2,669,652         0.27      80,899   8.994      85.81        619
California            505    122,869,966        12.44     243,307   7.040      74.41        629
Colorado              215     27,323,548         2.77     127,086   7.092      82.98        632
Connecticut           129     18,146,986         1.84     140,674   8.115      77.80        612
Delaware               14      1,955,804         0.20     139,700   8.407      80.62        594
Florida               758    109,567,238        11.09     144,548   7.892      79.80        611
Georgia               241     22,492,286         2.28      93,329   8.032      82.95        610
Idaho                   5        385,662         0.04      77,132   8.067      86.02        654
Illinois              356     45,429,298         4.60     127,610   7.630      82.00        618
Indiana               179     12,527,364         1.27      69,985   8.125      83.94        590
Iowa                   50      3,332,946         0.34      66,659   8.752      84.62        592
Kansas                 40      3,222,655         0.33      80,566   8.706      82.90        598
Kentucky               90      6,886,042         0.70      76,512   7.941      82.54        598
Louisiana             166     12,704,688         1.29      76,534   7.797      81.93        603
Maine                 128     14,594,441         1.48     114,019   7.850      76.23        623
Maryland              145     29,458,618         2.98     203,163   7.592      78.86        601
Massachusetts         227     45,471,568         4.60     200,315   7.548      74.81        629
Michigan              440     40,300,428         4.08      91,592   8.186      81.54        614
Minnesota              88     13,382,197         1.35     152,070   7.983      79.33        611
Mississippi            71      4,762,993         0.48      67,084   8.381      85.88        588
Missouri              164     12,274,606         1.24      74,845   8.379      83.81        590
Nebraska               27      1,980,704         0.20      73,359   8.534      85.42        617
Nevada                209     39,718,471         4.02     190,041   7.422      79.57        636
New Hampshire         115     16,656,600         1.69     144,840   7.563      75.82        634
New Jersey            128     25,962,016         2.63     202,828   8.198      74.45        602
New Mexico             20      1,597,588         0.16      79,879   7.726      83.82        626
New York              246     52,332,068         5.30     212,732   7.427      76.55        615
North Carolina        262     22,184,841         2.25      84,675   8.172      82.17        594
Ohio                  605     47,608,272         4.82      78,691   8.377      83.56        597
Oklahoma               21      1,359,387         0.14      64,733   8.783      85.82        594
Oregon                 33      4,954,653         0.50     150,141   7.579      81.12        624
Pennsylvania          114     11,869,672         1.20     104,120   8.159      81.41        600
Rhode Island          107     18,483,319         1.87     172,741   7.507      75.44        621
South Carolina        104      8,459,785         0.86      81,344   8.752      84.39        595
South Dakota            3        226,500         0.02      75,500   9.501      84.15        554
Tennessee             124     10,289,480         1.04      82,980   8.374      84.48        610
Texas                 564     53,226,561         5.39      94,373   7.809      82.57        608
Utah                   36      3,469,370         0.35      96,371   7.224      83.81        634
Vermont                40      4,809,767         0.49     120,244   8.497      72.71        606
Washington            105     14,875,279         1.51     141,669   7.090      82.16        631
Virginia              183     29,178,789         2.95     159,447   7.741      77.47        609
West Virginia           4        205,879         0.02      51,470   9.179      86.17        577
Wisconsin             102     11,237,316         1.14     110,170   8.678      79.81        605
Wyoming                 6        360,122         0.04      60,020   7.992      86.58        609
-----------------------------------------------------------------------------------------------
TOTAL:              7,622   $988,026,138       100.00%   $129,628   7.728%     79.42%       616
===============================================================================================


18. DOCUMENTATION



                         NUMBER                                                   WEIGHTED
                             OF                  PERCENTAGE     AVERAGE      WA    AVERAGE   WEIGHTED
                       MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    COMBINE    AVERAGE
DOCUMENTATION             LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
-----------------------------------------------------------------------------------------------------

Full Documentation        5,467    630,942,615        63.86     115,409   7.692      79.93        608
Stated Documentation      1,969    326,206,758        33.02     165,671   7.806      78.21        629
NINA                          6      1,381,500         0.14     230,250   6.439      73.19        675
-----------------------------------------------------------------------------------------------------
TOTAL:                    7,622   $988,026,138       100.00%   $129,628   7.728%     79.42%       616
=====================================================================================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 9, 2005 10:48

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  5,237 RECORDS
                                    ARM LOANS
                              BALANCE: 798,023,019

SELECTION CRITERIA: ARM LOANS

 1. Original Mortgage Loan Balance
 2. Remaining Balance
 3. Mortgage Rates (%)
 4. Original Term
 5. Remaining Term
 6. LIEN
 7. Season
 8. LTV
 9. CLTV
10. Owner Occupancy
11. Property Type
12. Loan Purpose
13. Rate Type
14. Prepaymen Flag
15. Prepayment Penalty Term
16. FICO Scores
17. State
18. Documentation

1. ORIGINAL MORTGAGE LOAN BALANCE



ORIGINAL            NUMBER OF                  PERCENTAGE      AVERAGE       WA    WEIGHTED   WEIGHTED
MORTGAGE LOAN        MORTGAGE      PRINCIPAL     OF GROUP    PRINCIPAL     GROSS    AVERAGE    AVERAGE
BALANCE                 LOANS        BALANCE        LOANS      BALANCE       CPN        LTV       FICO
------------------------------------------------------------------------------------------------------

25,001 - 50,000           242    $10,682,344         1.34%    $ 44,142     9.171%     77.32%       571
50,001 - 75,000           842     53,859,548         6.75       63,966     8.427      79.94        590
75,001 - 100,000          878     77,042,985         9.65       87,748     7.998      79.43        597
100,001 - 125,000         712     80,073,834        10.03      112,463     7.821      78.79        602
125,001 - 150,000         600     82,305,898        10.31      137,176     7.809      79.30        606
150,001 - 175,000         409     66,328,589         8.31      162,173     7.666      78.55        608
175,001 - 200,000         381     71,330,892         8.94      187,220     7.581      77.53        607
200,001 - 225,000         263     55,857,474         7.00      212,386     7.585      78.26        610
225,001 - 250,000         205     48,793,900         6.11      238,019     7.399      78.96        611
250,001 - 275,000         149     38,954,345         4.88      261,439     7.329      78.76        619
275,001 - 300,000         112     32,096,534         4.02      286,576     7.412      79.15        614
300,001 - 325,000          86     27,073,924         3.39      314,813     7.358      79.30        605
325,001 - 350,000          74     24,893,435         3.12      336,398     7.215      81.08        630
350,001 - 375,000          57     20,631,470         2.59      361,956     7.298      77.12        616
375,001 - 400,000          54     21,000,750         2.63      388,903     7.108      78.91        623
400,001 - 425,000          39     16,181,287         2.03      414,905     6.979      79.81        642
425,001 - 450,000          33     14,464,173         1.81      438,308     7.126      82.82        642
450,001 - 475,000          21      9,716,944         1.22      462,712     6.758      80.86        629
475,001 - 500,000          24     11,760,591         1.47      490,025     7.301      78.63        626
500,001 - 525,000          13      6,705,352         0.84      515,796     7.164      79.15        638
525,001 - 550,000           5      2,719,829         0.34      543,966     7.377      68.01        578
550,001 - 575,000           7      3,947,477         0.49      563,925     7.028      86.45        648
575,001 - 600,000           9      5,334,300         0.67      592,700     7.524      82.13        608
600,001 - 625,000           2      1,225,965         0.15      612,983     6.849      77.51        605
625,001 - 650,000           8      5,085,553         0.64      635,694     7.565      82.34        651
650,001 - 675,000           2      1,327,000         0.17      663,500     7.321      85.09        676
675,001 - 700,000           2      1,384,000         0.17      692,000     8.150      80.00        601
725,001 - 750,000           2      1,486,146         0.19      743,073     7.749      79.98        584
750,001 - 775,000           1        770,000         0.10      770,000     6.990      45.29        657
775,001 - 800,000           1        791,338         0.10      791,338     6.900      72.00        630
800,001 - 825,000           1        820,000         0.10      820,000     7.350      80.00        553
925,001 - 950,000           1        949,143         0.12      949,143     6.510      48.72        603
1,000,001 >=                2      2,428,000         0.30    1,214,000     6.710      71.97        620
------------------------------------------------------------------------------------------------------
TOTAL:                  5,237   $798,023,019       100.00%  $  152,382     7.638%     78.95%       609
======================================================================================================


2. REMAINING BALANCE



                  NUMBER OF                  PERCENTAGE      AVERAGE      WA   WEIGHTED   WEIGHTED
REMAINING          MORTGAGE      PRINCIPAL     OF GROUP    PRINCIPAL   GROSS    AVERAGE    AVERAGE
BALANCE               LOANS        BALANCE        LOANS      BALANCE     CPN        LTV       FICO
--------------------------------------------------------------------------------------------------

25001 - 50000           242   $ 10,682,344         1.34%  $   44,142   9.171%     77.32%       571
50001 - 75000           843     53,931,098         6.76       63,975   8.425      79.94        589
75001 - 100000          878     77,071,416         9.66       87,781   7.995      79.41        597
100001 - 125000         711     79,973,852        10.02      112,481   7.825      78.81        602
125001 - 150000         600     82,305,898        10.31      137,176   7.809      79.30        606
150001 - 175000         409     66,328,589         8.31      162,173   7.666      78.55        608
175001 - 200000         381     71,330,892         8.94      187,220   7.581      77.53        607
200001 - 225000         263     55,857,474         7.00      212,386   7.585      78.26        610
225001 - 250000         205     48,793,900         6.11      238,019   7.399      78.96        611
250001 - 275000         149     38,954,345         4.88      261,439   7.329      78.76        619
275001 - 300000         112     32,096,534         4.02      286,576   7.412      79.15        614
300001 - 325000          86     27,073,924         3.39      314,813   7.358      79.30        605
325001 - 350000          74     24,893,435         3.12      336,398   7.215      81.08        630
350001 - 375000          57     20,631,470         2.59      361,956   7.298      77.12        616
375001 - 400000          54     21,000,750         2.63      388,903   7.108      78.91        623
400001 - 425000          39     16,181,287         2.03      414,905   6.979      79.81        642
425001 - 450000          33     14,464,173         1.81      438,308   7.126      82.82        642
450001 - 475000          22     10,191,363         1.28      463,244   6.769      80.82        629
475001 - 500000          23     11,286,173         1.41      490,703   7.314      78.57        626
500001 - 525000          13      6,705,352         0.84      515,796   7.164      79.15        638
525001 - 550000           5      2,719,829         0.34      543,966   7.377      68.01        578
550001 - 575000           7      3,947,477         0.49      563,925   7.028      86.45        648
575001 - 600000           9      5,334,300         0.67      592,700   7.524      82.13        608
600001 - 625000           2      1,225,965         0.15      612,983   6.849      77.51        605
625001 - 650000           8      5,085,553         0.64      635,694   7.565      82.34        651
650001 - 675000           2      1,327,000         0.17      663,500   7.321      85.09        676
675001 - 700000           2      1,384,000         0.17      692,000   8.150      80.00        601
725001 - 750000           2      1,486,146         0.19      743,073   7.749      79.98        584
750001 - 775000           1        770,000         0.10      770,000   6.990      45.29        657
775001 - 800000           1        791,338         0.10      791,338   6.900      72.00        630
800001 - 825000           1        820,000         0.10      820,000   7.350      80.00        553
925001 - 950000           1        949,143         0.12      949,143   6.510      48.72        603
1000001 >=                2      2,428,000         0.30    1,214,000   6.710      71.97        620
--------------------------------------------------------------------------------------------------
TOTAL:                5,237   $798,023,019       100.00%  $  152,382   7.638%     78.95%       609
==================================================================================================


3. MORTGAGE RATES (%)



                  NUMBER OF                  PERCENTAGE     AVERAGE       WA   WEIGHTED   WEIGHTED
MORTGAGE           MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL    GROSS    AVERAGE    AVERAGE
RATES (%)             LOANS        BALANCE        LOANS     BALANCE      CPN        LTV       FICO
--------------------------------------------------------------------------------------------------

4.500 - 4.999             3   $    846,697         0.11%   $282,232    4.815%     76.33%       697
5.000 - 5.499            64     14,778,732         1.85     230,918    5.172      70.50        703
5.500 - 5.999           194     45,534,268         5.71     234,713    5.805      76.00        656
6.000 - 6.499           362     71,048,397         8.90     196,266    6.286      78.34        639
6.500 - 6.999           796    143,873,809        18.03     180,746    6.778      78.19        633
7.000 - 7.499           778    126,516,253        15.85     162,617    7.251      78.29        615
7.500 - 7.999           879    128,972,845        16.16     146,727    7.761      79.10        603
8.000 - 8.499           507     70,546,023         8.84     139,144    8.245      80.01        593
8.500 - 8.999           546     69,190,100         8.67     126,722    8.737      81.58        581
9.000 - 9.499           415     48,689,908         6.10     117,325    9.235      80.93        571
9.500 - 9.999           450     49,825,291         6.24     110,723    9.733      80.06        558
10.000 - 10.499         197     23,145,140         2.90     117,488   10.165      81.10        554
10.500 - 10.999          35      4,319,738         0.54     123,421   10.642      82.37        557
11.000 - 11.499           6        434,831         0.05      72,472   11.093      85.91        603
11.500 - 11.999           3        190,718         0.02      63,573   11.712      81.07        560
12.000 - 12.499           2        110,270         0.01      55,135   12.161      82.64        569
--------------------------------------------------------------------------------------------------
TOTAL:                5,237   $798,023,019       100.00%   $152,382    7.638%     78.95%       609
==================================================================================================


4. ORIGINAL TERM



                  NUMBER OF                  PERCENTAGE     AVERAGE      WA   WEIGHTED   WEIGHTED
ORIGINAL           MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    AVERAGE    AVERAGE
TERM                  LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
-------------------------------------------------------------------------------------------------

301 - 360             5,237   $798,023,019       100.00%   $152,382   7.638%     78.95%       609
-------------------------------------------------------------------------------------------------
TOTAL:                5,237   $798,023,019       100.00%   $152,382   7.638%     78.95%       609
=================================================================================================


5. REMAINING TERM



                NUMBER OF                  PERCENTAGE     AVERAGE      WA   WEIGHTED   WEIGHTED
REMAINING        MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    AVERAGE    AVERAGE
TERM                LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
-----------------------------------------------------------------------------------------------

301 - 360           5,237   $798,023,019       100.00%   $152,382   7.638%     78.95%       609
-----------------------------------------------------------------------------------------------
TOTAL:              5,237   $798,023,019       100.00%   $152,382   7.638%     78.95%       609
===============================================================================================


6. LIEN



                NUMBER OF                                    AVERAGE      WA   WEIGHTED   WEIGHTED
                 MORTGAGE      PRINCIPAL   PERCENTAGE OF   PRINCIPAL   GROSS    AVERAGE    AVERAGE
LIEN                LOANS        BALANCE     GROUP LOANS     BALANCE     CPN        LTV       FICO
--------------------------------------------------------------------------------------------------

First Lien          5,237   $798,023,019          100.00%   $152,382   7.638%     78.95%       609
--------------------------------------------------------------------------------------------------
TOTAL:              5,237   $798,023,019          100.00%   $152,382   7.638%     78.95%       609
==================================================================================================


7. SEASON



                NUMBER OF                                    AVERAGE      WA   WEIGHTED   WEIGHTED
                 MORTGAGE      PRINCIPAL   PERCENTAGE OF   PRINCIPAL   GROSS    AVERAGE    AVERAGE
SEASON              LOANS        BALANCE     GROUP LOANS     BALANCE     CPN        LTV       FICO
--------------------------------------------------------------------------------------------------

0                   2,182   $333,989,694           41.85%   $153,066   7.625%     79.18%       607
1                   2,438    372,053,904           46.62     152,606   7.676      78.86        609
2                     465     70,634,677            8.85     151,903   7.553      78.51        617
3                     140     19,200,713            2.41     137,148   7.466      77.97        616
4                       8      1,677,287            0.21     209,661   7.219      79.69        641
5                       2        266,522            0.03     133,261   9.266      86.51        611
6                       1         92,777            0.01      92,777   6.600      80.00        651
7                       1        107,445            0.01     107,445   7.650      80.00        611
--------------------------------------------------------------------------------------------------
TOTAL:              5,237   $798,023,019          100.00%   $152,382   7.638%     78.95%       609
==================================================================================================


8. LTV



                  NUMBER OF                  PERCENTAGE      AVERAGE      WA   WEIGHTED   WEIGHTED
                   MORTGAGE      PRINCIPAL     OF GROUP    PRINCIPAL   GROSS    AVERAGE    AVERAGE
LTV                   LOANS        BALANCE        LOANS      BALANCE     CPN        LTV       FICO
--------------------------------------------------------------------------------------------------

10.00 - 14.99             4   $    167,478         0.02%    $ 41,869   9.557%     13.59%       565
15.00 - 19.99             5        250,688         0.03       50,138   8.265      16.91        548
20.00 - 24.99             7        759,064         0.10      108,438   7.217      22.64        613
25.00 - 29.99            11      1,028,851         0.13       93,532   8.331      28.44        552
30.00 - 34.99            17      2,063,490         0.26      121,382   7.243      31.84        612
35.00 - 39.99            24      3,699,414         0.46      154,142   7.409      38.32        588
40.00 - 44.99            33      5,005,726         0.63      151,689   7.653      42.74        597
45.00 - 49.99            55      9,116,336         1.14      165,752   7.563      47.70        593
50.00 - 54.99            54      7,298,579         0.91      135,159   7.681      52.46        586
55.00 - 59.99            87     14,421,393         1.81      165,763   7.438      57.70        589
60.00 - 64.99           179     27,960,247         3.50      156,202   7.658      63.11        577
65.00 - 69.99           174     33,371,616         4.18      191,791   7.441      67.21        585
70.00 - 74.99           352     57,793,636         7.24      164,186   7.866      72.47        573
75.00 - 79.99           640     93,682,986        11.74      146,380   7.438      78.11        601
80.00 - 84.99         2,408    361,657,088        45.32      150,190   7.342      80.56        623
85.00 - 89.99           437     68,389,772         8.57      156,498   8.219      86.96        599
90.00 - 94.99           592     87,542,056        10.97      147,875   8.349      91.30        615
95.00 - 99.99           135     20,816,443         2.61      154,196   8.598      95.61        628
100.00 - 104.99          23      2,998,155         0.38      130,355   7.879     100.00        675
--------------------------------------------------------------------------------------------------
TOTAL:                5,237   $798,023,019       100.00%    $152,382   7.638%     78.95%       609
==================================================================================================


9. CLTV



                  NUMBER OF                  PERCENTAGE      AVERAGE      WA   WEIGHTED   WEIGHTED
                   MORTGAGE      PRINCIPAL     OF GROUP    PRINCIPAL   GROSS    AVERAGE    AVERAGE
CLTV                  LOANS        BALANCE        LOANS      BALANCE     CPN        LTV       FICO
--------------------------------------------------------------------------------------------------

10.00 - 14.99             4   $    167,478         0.02%    $ 41,869   9.557%     13.59%       565
15.00 - 19.99             5        250,688         0.03       50,138   8.265      16.91        548
20.00 - 24.99             7        759,064         0.10      108,438   7.217      22.64        613
25.00 - 29.99            11      1,028,851         0.13       93,532   8.331      28.44        552
30.00 - 34.99            17      2,063,490         0.26      121,382   7.243      31.84        612
35.00 - 39.99            24      3,699,414         0.46      154,142   7.409      38.32        588
40.00 - 44.99            33      5,005,726         0.63      151,689   7.653      42.74        597
45.00 - 49.99            55      9,116,336         1.14      165,752   7.563      47.70        593
50.00 - 54.99            54      7,298,579         0.91      135,159   7.681      52.46        586
55.00 - 59.99            87     14,421,393         1.81      165,763   7.438      57.70        589
60.00 - 64.99           178     27,886,647         3.49      156,667   7.659      63.12        577
65.00 - 69.99           174     33,371,616         4.18      191,791   7.441      67.21        585
70.00 - 74.99           351     57,744,136         7.24      164,513   7.867      72.47        573
75.00 - 79.99           317     53,821,513         6.74      169,784   7.685      76.79        586
80.00 - 84.99           982    147,739,126        18.51      150,447   7.790      81.37        603
85.00 - 89.99           440     69,257,617         8.68      157,404   8.202      86.87        599
90.00 - 94.99           610     90,488,711        11.34      148,342   8.305      90.92        616
95.00 - 99.99           489     67,630,009         8.47      138,303   7.519      84.76        625
100.00 - 104.99       1,399    206,272,624        25.85      147,443   7.058      80.29        637
--------------------------------------------------------------------------------------------------
TOTAL:                5,237   $798,023,019       100.00%    $152,382   7.638%     78.95%       609
==================================================================================================


10. OWNER OCCUPANCY



                  NUMBER OF                  PERCENTAGE      AVERAGE      WA   WEIGHTED   WEIGHTED
                   MORTGAGE      PRINCIPAL     OF GROUP    PRINCIPAL   GROSS    AVERAGE    AVERAGE
OWNER OCCUPANCY       LOANS        BALANCE        LOANS      BALANCE     CPN        LTV       FICO
--------------------------------------------------------------------------------------------------

Owner Occupied        5,001   $765,785,359        95.96%    $153,126   7.618%     78.90%       608
Non-Owner
   Occupied             191     23,523,620         2.95      123,160   8.120      77.96        635
Vacation                 45      8,714,040         1.09      193,645   8.061      86.14        635
--------------------------------------------------------------------------------------------------
TOTAL:                5,237   $798,023,019       100.00%    $152,382   7.638%     78.95%       609
==================================================================================================


11. PROPERTY TYPE



                NUMBER OF                  PERCENTAGE     AVERAGE      WA   WEIGHTED   WEIGHTED
PROPERTY         MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    AVERAGE    AVERAGE
TYPE                LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
-----------------------------------------------------------------------------------------------

2-4 Family            220   $ 45,425,406         5.69%   $206,479   7.530%     75.95%       623
Condo                 218     34,502,104         4.32     158,267   7.683      79.40        631
Modular Home            7        919,152         0.12     131,307   9.060      73.08        579
PUD                   521    106,390,920        13.33     204,205   7.374      80.17        616
Single Family       4,238    606,016,833        75.94     142,996   7.689      78.93        606
Townhouse              33      4,768,604         0.60     144,503   7.481      80.67        602
-----------------------------------------------------------------------------------------------
TOTAL:              5,237   $798,023,019       100.00%   $152,382   7.638%     78.95%       609
===============================================================================================


12. LOAN PURPOSE



                      NUMBER OF                  PERCENTAGE     AVERAGE      WA   WEIGHTED   WEIGHTED
                       MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    AVERAGE    AVERAGE
LOAN PURPOSE              LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
-----------------------------------------------------------------------------------------------------

Purchase                  2,431   $325,122,738        40.74%   $133,740   7.399%     81.45%       625
Cash Out Refinance        2,793    471,148,393        59.04     168,689   7.802      77.22        598
Rate/Term Refinance          13      1,751,889         0.22     134,761   7.828      79.56        599
-----------------------------------------------------------------------------------------------------
TOTAL:                    5,237   $798,023,019       100.00%   $152,382   7.638%     78.95%       609
=====================================================================================================


13. RATE TYPE



         NUMBER OF                  PERCENTAGE     AVERAGE      WA   WEIGHTED   WEIGHTED
RATE      MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    AVERAGE    AVERAGE
TYPE         LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
----------------------------------------------------------------------------------------

ARM          5,237   $798,023,019       100.00%   $152,382   7.638%     78.95%       609
----------------------------------------------------------------------------------------
TOTAL:       5,237   $798,023,019       100.00%   $152,382   7.638%     78.95%       609
========================================================================================


14. PREPAYMEN FLAG



                   NUMBER OF                  PERCENTAGE     AVERAGE       WA  WEIGHTED   WEIGHTED
PREPAYMEN           MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL    GROSS   AVERAGE    AVERAGE
FLAG                   LOANS        BALANCE        LOANS     BALANCE      CPN       LTV       FICO
--------------------------------------------------------------------------------------------------

N                      1,620   $243,198,885        30.48%   $150,123    7.831%    78.27%       607
Y                      3,617    554,824,134        69.52     153,393    7.554     79.25        610
--------------------------------------------------------------------------------------------------
TOTAL:                 5,237   $798,023,019       100.00%   $152,382    7.638%    78.95%       609
==================================================================================================


15. PREPAYMENT PENALTY TERM



                   NUMBER OF                  PERCENTAGE     AVERAGE       WA  WEIGHTED   WEIGHTED
PREPAYMENT          MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL    GROSS   AVERAGE    AVERAGE
PENALTY TERM           LOANS        BALANCE        LOANS     BALANCE      CPN       LTV       FICO
--------------------------------------------------------------------------------------------------

0                      1,620   $243,198,885        30.48%   $150,123    7.831%    78.27%       607
12                       291     66,304,607         8.31     227,851    7.529     79.04        612
24                     3,220    468,290,894        58.68     145,432    7.597     79.44        608
30                         1        187,333         0.02     187,333    7.250     79.79        624
36                       105     20,041,301         2.51     190,870    6.619     75.38        657
--------------------------------------------------------------------------------------------------
TOTAL:                 5,237   $798,023,019       100.00%   $152,382    7.638%    78.95%       609
==================================================================================================


16. FICO SCORES



                   NUMBER OF                                    AVERAGE      WA  WEIGHTED   WEIGHTED
                    MORTGAGE      PRINCIPAL   PERCENTAGE OF   PRINCIPAL   GROSS   AVERAGE    AVERAGE
FICO SCORES            LOANS        BALANCE     GROUP LOANS     BALANCE     CPN       LTV       FICO
----------------------------------------------------------------------------------------------------

500 - 519                343   $ 46,137,598            5.78%   $134,512   8.780%    70.58%       510
520 - 539                397     53,820,756            6.74     135,569   8.635     74.57        530
540 - 559                457     64,579,280            8.09     141,311   8.518     77.08        550
560 - 579                502     68,461,271            8.58     136,377   8.310     79.25        569
580 - 599                926    127,176,606           15.94     137,340   7.707     79.80        589
600 - 619                802    116,539,349           14.60     145,311   7.508     80.08        608
620 - 639                561     91,127,471           11.42     162,438   7.233     80.21        629
640 - 659                523     88,914,523           11.14     170,009   7.087     80.87        649
660 - 679                281     51,519,065            6.46     183,342   7.140     81.87        668
680 - 699                180     35,527,133            4.45     197,373   6.748     79.59        688
700 - 719                119     23,688,125            2.97     199,060   6.702     81.67        709
720 - 739                 54     11,158,747            1.40     206,643   6.466     79.54        729
740 - 759                 45      9,114,267            1.14     202,539   6.330     75.42        749
760 - 779                 22      5,388,914            0.68     244,951   6.621     82.95        770
780 - 799                 23      4,479,915            0.56     194,779   6.219     71.19        787
800 - 819                  2        390,000            0.05     195,000   6.144     73.76        807
----------------------------------------------------------------------------------------------------
TOTAL:                 5,237   $798,023,019          100.00%   $152,382   7.638%    78.95%       609
====================================================================================================


17. STATE



                 NUMBER OF                  PERCENTAGE     AVERAGE      WA   WEIGHTED   WEIGHTED
                  MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    AVERAGE    AVERAGE
STATE                LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
------------------------------------------------------------------------------------------------

Alabama                 62   $  5,897,100         0.74%   $ 95,115   7.933%     83.12%       613
Arizona                257     44,291,754         5.55     172,341   7.242      79.98        628
Arkansas                27      2,234,626         0.28      82,764   9.119      86.75        613
California             379    104,018,883        13.03     274,456   6.966      74.03        623
Colorado               132     22,876,367         2.87     173,306   6.674      81.22        634
Connecticut             91     14,797,547         1.85     162,610   8.196      78.56        599
Delaware                11      1,620,450         0.20     147,314   8.483      81.92        590
Florida                550     93,947,019        11.77     170,813   7.771      79.00        606
Georgia                153     19,036,608         2.39     124,422   7.679      80.73        608
Idaho                    3        334,690         0.04     111,563   7.514      83.89        661
Illinois               260     40,184,605         5.04     154,556   7.397      80.62        616
Indiana                144     11,284,694         1.41      78,366   7.986      82.98        588
Iowa                    39      3,081,688         0.39      79,018   8.557      83.37        588
Kansas                  32      2,875,361         0.36      89,855   8.584      82.41        598
Kentucky                67      6,080,977         0.76      90,761   7.750      81.72        599
Louisiana               98      9,377,179         1.18      95,685   7.586      80.75        598
Maine                   49      5,348,116         0.67     109,145   8.730      77.05        592
Maryland               122     26,482,926         3.32     217,073   7.534      78.46        598
Massachusetts          163     37,208,011         4.66     228,270   7.577      73.99        617
Michigan               316     34,422,564         4.31     108,932   7.961      80.67        612
Minnesota               69     10,871,417         1.36     157,557   8.108      78.81        600
Mississippi             47      3,737,117         0.47      79,513   8.193      85.52        587
Missouri               124     10,726,739         1.34      86,506   8.212      83.32        589
Nebraska                22      1,872,212         0.23      85,101   8.322      84.58        615
Nevada                 143     30,636,679         3.84     214,243   7.471      80.15        625
New Hampshire           71     10,703,096         1.34     150,748   7.934      79.00        620
New Jersey             108     22,964,034         2.88     212,630   8.183      74.35        598
New Mexico              10      1,081,205         0.14     108,121   7.404      80.75        618
New York               141     34,888,994         4.37     247,440   7.506      77.19        604
North Carolina         176     18,583,209         2.33     105,586   7.929      80.87        589
Ohio                   387     35,809,228         4.49      92,530   8.287      82.68        593
Oklahoma                14      1,140,390         0.14      81,456   8.576      84.99        594
Oregon                  25      4,170,750         0.52     166,830   7.423      79.55        620
Pennsylvania            72      8,003,505         1.00     111,160   8.292      81.45        582
Rhode Island            71     14,598,757         1.83     205,616   7.586      75.61        606
South Carolina          71      7,254,105         0.91     102,170   8.574      83.70        591
South Dakota             2        203,300         0.03     101,650   9.159      82.43        548
Tennessee               83      7,750,015         0.97      93,374   8.417      83.93        598
Texas                  313     37,049,816         4.64     118,370   7.562      82.10        604
Utah                    21      2,847,105         0.36     135,576   6.826      81.79        635
Vermont                 30      3,849,807         0.48     128,327   8.530      74.61        597
Washington              70     12,023,187         1.51     171,760   6.845      80.56        622
Virginia               130     22,283,265         2.79     171,410   7.894      79.14        595
West Virginia            3        164,879         0.02      54,960   8.840      85.44        574
Wisconsin               76      9,195,253         1.15     120,990   8.537      78.96        595
Wyoming                  3        213,793         0.03      71,264   7.447      82.82        615
------------------------------------------------------------------------------------------------
TOTAL:               5,237   $798,023,019       100.00%   $152,382   7.638%     78.95%       609
================================================================================================


18. DOCUMENTATION



                            NUMBER OF                  PERCENTAGE     AVERAGE      WA   WEIGHTED   WEIGHTED
                             MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    AVERAGE    AVERAGE
DOCUMENTATION                   LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
-----------------------------------------------------------------------------------------------------------

Alternative Documentation         120   $ 22,287,360         2.79%   $185,728   7.748%     82.17%       609
Full Documentation              3,620    497,068,453        62.29     137,312   7.569      79.38        601
Stated Documentation            1,494    277,939,906        34.83     186,037   7.755      77.93        624
NINA                                3        727,300         0.09     242,433   6.969      75.34        666
-----------------------------------------------------------------------------------------------------------
TOTAL:                          5,237   $798,023,019       100.00%   $152,382   7.638%     78.95%       609
===========================================================================================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 9, 2005 10:51

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  2,610 RECORDS
                        BORROWERS WITH MORE THAN ONE LOAN
                              BALANCE: 235,074,510

SELECTION CRITERIA: BORROWERS WITH MORE THAN ONE LOAN

1.   FICO SCORES
2.   DOCUMENTATION
3.   Debt-to-Income Ratio (DTI)

1. FICO SCORES



                   NUMBER OF           AGGREGATE      % OF AGGREGATE             AVERAGE       WA              WA               WA
FICO SCORES   MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE   PRINCIPAL BALANCE   COUPON   ORIGINAL TERM   REMAINING TERM
----------------------------------------------------------------------------------------------------------------------------------

551 - 575                 68        6,934,265.38                2.95          101,974.49    8.169             360              359
576 - 600                751       56,915,631.83               24.21           75,786.46    8.011             351              350
601 - 625                591       46,808,189.73               19.91           79,201.67    7.785             351              350
626 - 650                489       43,597,496.92               18.55           89,156.44    7.697             349              348
651 - 675                377       39,976,951.88               17.01          106,039.66    7.742             348              347
676 - 700                157       19,823,096.53                8.43          126,261.76    7.598             346              345
701 - 725                 96       11,365,906.33                4.84          118,394.86    7.812             352              351
726 - 750                 41        4,960,277.91                2.11          120,982.39    7.495             348              347
751 - 775                 24        3,169,905.86                1.35          132,079.41    7.202             342              341
776 - 800                 16        1,522,787.76                0.65           95,174.24    7.395             357              357
----------------------------------------------------------------------------------------------------------------------------------
Total:                 2,610      235,074,510.13              100.00           90,066.86    7.796             350              349
==================================================================================================================================

                     WA              WA             WA   % CASHOUT    % OWNER           WA
FICO SCORES   SEASONING   LOAN-TO-VALUE   COMBINED LTV        REFI   OCCUPIED   FICO SCORE
------------------------------------------------------------------------------------------

551 - 575             1           83.97          99.99       24.01     100.00       567.87
576 - 600             1           83.95          99.86       11.80     100.00       589.46
601 - 625             1           83.87          99.72       18.53     100.00       612.34
626 - 650             1           83.88          99.69       24.25     100.00       638.51
651 - 675             1           83.89          99.71       26.38     100.00       661.72
676 - 700             1           83.90          99.76       19.89     100.00       686.66
701 - 725             1           83.79         100.00       16.31     100.00       712.27
726 - 750             1           84.02          99.48        5.97     100.00       740.68
751 - 775             1           83.75          99.24        7.88     100.00       764.47
776 - 800             1           83.84          99.81        0.00     100.00       785.92
------------------------------------------------------------------------------------------
Total:                1           83.90          99.76       18.94     100.00       635.72
==========================================================================================


Minimum: 560
Maximum: 795
Weighted Average: 635.7

2. DOCUMENTATION



                       NUMBER OF        AGGREGATE   % OF AGGREGATE      AVERAGE                  WA          WA
                        MORTGAGE        PRINCIPAL        PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
DOCUMENTATION              LOANS          BALANCE          BALANCE      BALANCE   COUPON       TERM        TERM
---------------------------------------------------------------------------------------------------------------

Full Documentation         2,075   171,352,380.89            72.89    82,579.46    7.785        351         350
Stated Documentation         481    58,262,835.98            24.78   121,128.56    7.871        348         347
Alternative
   Documentation              54     5,459,293.26             2.32   101,098.02    7.367        345         344
---------------------------------------------------------------------------------------------------------------
TOTAL:                     2,610   235,074,510.13           100.00    90,066.86    7.796        350         349
===============================================================================================================

                                         WA         WA           %          %       WA
                              WA   LOAN-TO-   COMBINED     CASHOUT      OWNER     FICO
DOCUMENTATION          SEASONING      VALUE        LTV        REFI   OCCUPIED    SCORE
--------------------------------------------------------------------------------------

Full Documentation             1      83.93      99.81       19.35     100.00   619.55
Stated Documentation           1      83.76      99.64       17.21     100.00   681.73
Alternative
   Documentation               1      84.28      99.66       24.33     100.00   652.51
--------------------------------------------------------------------------------------
TOTAL:                         1      83.90      99.76       18.94     100.00   635.72
======================================================================================


3. DEBT-TO-INCOME RATIO (DTI)



                       NUMBER OF        AGGREGATE   % OF AGGREGATE      AVERAGE                  WA          WA
DEBT-TO-INCOME RATIO    MORTGAGE        PRINCIPAL        PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
(DTI)                      LOANS          BALANCE          BALANCE      BALANCE   COUPON       TERM        TERM
---------------------------------------------------------------------------------------------------------------

5.01 - 10.00                   6       695,674.69             0.30   115,945.78    7.492        360         359
10.01 - 15.00                  9       826,461.56             0.35    91,829.06    7.981        351         350
15.01 - 20.00                 32     2,497,811.42             1.06    78,056.61    7.883        352         351
20.01 - 25.00                 80     6,934,786.20             2.95    86,684.83    7.924        352         351
25.01 - 30.00                137    10,447,747.93             4.44    76,260.93    7.913        352         351
30.01 - 35.00                291    22,329,879.58             9.50    76,734.98    7.898        349         349
35.01 - 40.00                486    43,018,084.49            18.30    88,514.58    7.787        346         345
40.01 - 45.00                563    50,775,454.05            21.60    90,187.31    7.836        351         351
45.01 - 50.00                808    80,222,604.19            34.13    99,285.40    7.727        350         350
50.01 - 55.00                195    17,178,455.83             7.31    88,094.65    7.758        350         349
55.01 - 60.00                  3       147,550.19             0.06    49,183.40    8.196        313         313
---------------------------------------------------------------------------------------------------------------
TOTAL:                     2,610   235,074,510.13           100.00    90,066.86    7.796        350         349
===============================================================================================================

                                         WA         WA           %          %       WA
DEBT-TO-INCOME RATIO          WA   LOAN-TO-   COMBINED     CASHOUT      OWNER     FICO
(DTI)                  SEASONING      VALUE        LTV        REFI   OCCUPIED    SCORE
--------------------------------------------------------------------------------------

5.01 - 10.00                   1      85.11     100.00       35.19     100.00   637.54
10.01 - 15.00                  1      84.51     100.00       51.30     100.00   636.93
15.01 - 20.00                  1      84.05      99.99       14.55     100.00   650.31
20.01 - 25.00                  1      83.98      99.25       16.50     100.00   633.84
25.01 - 30.00                  1      83.84      99.50       15.89     100.00   641.77
30.01 - 35.00                  1      84.05      99.77       20.23     100.00   631.18
35.01 - 40.00                  1      83.85      99.80       17.31     100.00   634.12
40.01 - 45.00                  1      83.91      99.81       16.05     100.00   638.39
45.01 - 50.00                  1      83.88      99.78       20.25     100.00   636.96
50.01 - 55.00                  1      83.77      99.73       24.42     100.00   626.35
55.01 - 60.00                  0      86.34     100.00       85.39     100.00   688.69
--------------------------------------------------------------------------------------
TOTAL:                         1      83.90      99.76       18.94     100.00   635.72
======================================================================================


WA DTI: 41.533

(1)  Note: Weighted Average FICO Score only includes scores >= 350 and <= 850.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 17, 2005 11:49

-------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  7,622 RECORDS
                                   ALL RECORDS
                              BALANCE: 988,026,138

SELECTION CRITERIA: ALL RECORDS

1.  Summary- Aggregate
2.  Documentation
3.  Loan Type
4.  FICO
5.  Outstanding Principal Balance
6.  Lien Position
7.  LTV
8.  CLTV
9.  Coupon-ARM
10. Coupon-Fixed Rate

1. SUMMARY- AGGREGATE

WA FICO: 616
FICO stdev: 56.11
FICO < 500%: 0.00
FICO < 560%: 18.22
FICO not available %: 0.00
10th Percentile FICO: 537
90th Percentile FICO: 683
Wtd Avg LTV(2): 79.42
LTV(2) >80%: 31.59
CLTV: 84.90
% With Silent 2nds: 27.71
10th Percentile LTV(2): 65.41
90th Percentile LTV(2): 100.00
Full Doc %: 63.86
Loan Bal avg: 129,628.20
Wtd Avg DTI: 40.49
DTI > 45%: 37.30
Purch %: 38.97
Cash Out %: 60.00
Fixed %: 19.23
3 yr ARM >= %: 3.30
WAC: 7.728
WAC stdev: 1.64
1st Lien %: 95.02
CA%: 12.44
Single Family %: 76.49
Invt Prop: 2.94
MH%: 0.12
IO%: 20.07
2 Yr IO%: 0.00
IO non-Full Doc %: 8.07
2-4 Fam %: 5.66
Prim Occ %: 96.11

*$100K Bal %: 22.21 **2-yr Prepay Penalty %: 48.55
Loan Count: 7,622

2. DOCUMENTATION



                            WA     WA     WA                                                 INVT
DOCUMENTATION              LTV   CLTV   FICO     WAC             BAL.   % BAL.   PURCH %   PROP %
-------------------------------------------------------------------------------------------------

Full Documentation       79.93   86.2    608   7.692   630,942,615.42    63.86     39.84     2.32
Non Full Documentation   78.51   82.6    629    7.79   357,083,522.87    36.14     37.41     4.04
-------------------------------------------------------------------------------------------------
TOTAL:                   79.42   84.9    616   7.728   988,026,138.29      100     38.97     2.94
=================================================================================================

                            1ST   % WITH            FULL           WTD AVG     DTI
DOCUMENTATION            LIEN %   S.2NDS    CA %   DOC %    IO %       DTI  % > 45
----------------------------------------------------------------------------------

Full Documentation        94.26    31.61   10.02     100   18.79   40.56      38.1
Non Full Documentation    96.36    20.83   16.71       0   22.33   40.36     35.89
----------------------------------------------------------------------------------
TOTAL:                    95.02    27.71   12.44   63.86   20.07   40.49      37.3
==================================================================================


3. LOAN TYPE



                                                                                         INVT
LOAN TYPE     WA LTV   WA CLTV   WA FICO     WAC             BAL.   % BAL.   PURCH %   PROP %
---------------------------------------------------------------------------------------------

2/28 ARM       78.79     83.68       598   7.882   586,175,898.40    59.33     36.44     3.91
2/28 ARM-IO    80.24     91.65       638   6.988   179,251,731.43    18.14     58.68        0
3/27 ARM       76.61     81.17       624   7.287    14,799,218.31      1.5     21.36     1.65
3/27 ARM-IO    73.05     75.43       666    6.51    11,543,880.68     1.17     13.42        0
5/25 ARM       75.61     75.61       708   6.102     3,969,490.46      0.4      3.34     8.91
5/25 ARM-IO    68.29     77.45       679   6.644     2,282,800.00     0.23     66.27        0
BALLOON        97.94     97.94       644   10.42     8,048,252.15     0.81     80.43        0
FIXED          80.79     82.85       642   8.049   176,745,044.28    17.89     29.91     3.12
FIXED-IO       75.72     80.66       664   6.401     5,209,822.58     0.53     10.34        0
---------------------------------------------------------------------------------------------
TOTAL:         79.42      84.9       616   7.728   988,026,138.29      100     38.97    2.94
=============================================================================================

              1ST LIEN   % WITH           FULL DOC           WTD AVG   DTI %>
LOAN TYPE            %   S.2NDS    CA %          %    IO %       DTI       45
-----------------------------------------------------------------------------

2/28 ARM           100    24.75    9.02       63.3       0     40.54    38.23
2/28 ARM-IO        100    57.51   23.22      59.82     100     41.56    39.86
3/27 ARM           100    22.79    19.1      60.62       0     39.32    30.11
3/27 ARM-IO        100    11.88   39.86      59.15     100     39.81    32.12
5/25 ARM           100        0   11.71      57.66       0     35.56    18.01
5/25 ARM-IO        100    45.77    71.3      31.22     100     37.11    13.91
BALLOON           8.71        0    16.1      52.58       0     40.18    34.37
FIXED            76.34     10.5    9.59      71.21       0     39.52    33.77
FIXED-IO           100    24.76   11.77      72.48     100     40.01    25.75
-----------------------------------------------------------------------------
TOTAL:           95.02    27.71   12.44      63.86   20.07     40.49     37.3
=============================================================================


4. FICO



                                                                                       INVT
FICO        WA LTV   WA CLTV   WA FICO     WAC             BAL.   % BAL.   PURCH %   PROP %
-------------------------------------------------------------------------------------------

0 - 559      74.32     74.32       533   8.647   179,984,547.10    18.22     15.83     1.88
560 - 599    80.38     86.48       582   8.099   228,410,544.83    23.12     44.18     1.82
600 - 639    80.74     87.57       618   7.582   255,005,525.93    25.81     44.19     2.95
640 - 679    81.76     89.59       657   7.333   184,752,574.82     18.7     45.86      3.5
680 >=       78.89     84.86       717   6.725   139,872,945.61    14.16      41.6     5.35
-------------------------------------------------------------------------------------------
Total:       79.42      84.9       616   7.728   988,026,138.29      100     38.97     2.94
===========================================================================================

            1ST LIEN   % WITH           FULL DOC           WTD AVG   DTI %>
FICO               %   S.2NDS    CA %          %    IO %       DTI       45
---------------------------------------------------------------------------

0 - 559          100        0   10.62      69.44       0      40.4    38.57
560 - 599      94.43    30.66    8.48      72.75   16.88      40.5    37.21
600 - 639      94.03    34.54      13      70.74    27.6     40.98    38.38
640 - 679      92.72    39.74   12.99       50.6   28.53     40.95    37.92
680 >=         94.45    30.23   19.47      47.12    26.2     39.04    33.02
---------------------------------------------------------------------------
TOTAL:         95.02    27.71   12.44      63.86   20.07     40.49     37.3
===========================================================================


5. OUTSTANDING PRINCIPAL BALANCE



OUTSTANDING PRINCIPAL BALANCE   WA LTV   WA CLTV   WA FICO     WAC             BAL.   % BAL.   PURCH %   INVT PROP %
--------------------------------------------------------------------------------------------------------------------

<= 79,999.99                     84.98     88.87       604   9.174   143,015,794.16    14.47     60.77          4.71
80,000.00 - 99,999.99            79.52     86.67       605   8.084    76,456,917.56     7.74     52.17           3.2
100,000.00 >=                    78.37     83.98       619   7.423   768,553,426.57    77.79     33.59          2.58
--------------------------------------------------------------------------------------------------------------------
TOTAL:                           79.42      84.9       616   7.728   988,026,138.29      100     38.97          2.94
====================================================================================================================

                                             % WITH                                WTD AVG
OUTSTANDING PRINCIPAL BALANCE   1ST LIEN %   S.2NDS    CA %   FULL DOC %    IO %       DTI   DTI %> 45
------------------------------------------------------------------------------------------------------

<= 79,999.99                          69.6    19.49    2.51        78.93    3.08     37.95       30.43
80,000.00 - 99,999.99                95.66    35.93    2.13        78.27   10.41     38.86       30.05
100,000.00 >=                        99.69    28.43   15.31        59.62   24.19     41.12        39.3
------------------------------------------------------------------------------------------------------
TOTAL:                               95.02    27.71   12.44        63.86   20.07     40.49        37.3
======================================================================================================


6. LIEN POSITION



LIEN POSITION   WA LTV   WA CLTV   WA FICO      WAC             BAL.   % BAL.   PURCH %   INVT PROP %
-----------------------------------------------------------------------------------------------------

First Lien       78.35     84.12       614     7.57   938,852,969.77    95.02     36.86          3.09
Second Lien      99.82     99.82       635   10.731    49,173,168.52     4.98     79.17             0
-----------------------------------------------------------------------------------------------------
TOTAL:           79.42      84.9       616    7.728   988,026,138.29      100     38.97          2.94
=====================================================================================================

                             % WITH                                  WTD AVG
LIEN POSITION   1ST LIEN %   S.2NDS    CA %   FULL DOC %     IO %        DTI   DTI %> 45
----------------------------------------------------------------------------------------

First Lien             100    29.17   12.54        63.35    21.12      40.43       37.09
Second Lien              0        0   10.47        73.59        0      41.46       41.37
----------------------------------------------------------------------------------------
TOTAL:               95.02    27.71   12.44        63.86    20.07      40.49        37.3
========================================================================================


7. LTV



                                                                                             INVT
LTV              WA LTV   WA CLTV   WA FICO      WAC             BAL.   % BAL.   PURCH %   PROP %
-------------------------------------------------------------------------------------------------

<= 80.00           74.2     82.21       616    7.314   675,859,531.16    68.41     41.53     2.64
80.01 - 85.00     84.48     84.52       590    8.174    96,872,673.25      9.8     15.93     4.84
85.01 - 90.00     89.67     89.67       620    8.142   108,966,741.27    11.03     27.64     5.86
90.01 - 95.00     94.72     94.72       623    8.622    50,806,467.11     5.14     35.11     0.25
95.01 - 100.00    99.93     99.93       641   10.346    55,520,725.50     5.62     73.69        0
-------------------------------------------------------------------------------------------------
TOTAL:            79.42      84.9       616    7.728   988,026,138.29      100     38.97     2.94
=================================================================================================

                 1ST LIEN    % WITH           FULL DOC           WTD AVG   DTI %>
LTV                     %    S.2NDS    CA %          %    IO %       DTI       45
---------------------------------------------------------------------------------

<= 80.00              100     40.49   14.31      62.89   23.76     40.45    37.06
80.01 - 85.00       99.98      0.21   11.75      64.82    12.7     40.06    34.86
85.01 - 90.00       99.94         0       7      58.57   18.54     40.63    41.03
90.01 - 95.00       98.16         0    4.45      71.95   10.29     40.25    31.78
95.01 - 100.00       13.3         0    8.85       76.9       0     41.55    42.21
---------------------------------------------------------------------------------
TOTAL:              95.02     27.71   12.44      63.86   20.07     40.49     37.3
=================================================================================


8. CLTV



                                                                                             INVT
CLTV             WA LTV   WA CLTV   WA FICO      WAC             BAL.   % BAL.   PURCH %   PROP %
-------------------------------------------------------------------------------------------------

<= 80.00          70.28     70.28       603    7.492   402,308,475.44    40.72     16.04     4.43
80.01 - 85.00     84.47     84.49       590    8.175    96,813,909.53      9.8     15.74     4.84
85.01 - 90.00     89.58     89.67       621    8.131   109,898,143.22    11.12      27.8     5.81
90.01 - 95.00     92.84     94.71       627    8.392    58,162,184.91     5.89     34.22     0.22
95.01 - 100.00    83.44     99.94       636    7.632   319,992,359.67    32.39     79.38        0
100.01 >=         80.03    100.15       639    6.768       851,065.52     0.09     91.59        0
-------------------------------------------------------------------------------------------------
TOTAL:            79.42      84.9       616    7.728   988,026,138.29      100     38.97     2.94
=================================================================================================

                 1ST LIEN    % WITH           FULL DOC           WTD AVG   DTI %>
CLTV                    %    S.2NDS    CA %          %    IO %       DTI       45
---------------------------------------------------------------------------------

<= 80.00               100     0.02   17.54      56.14   13.36     39.68    34.86
80.01 - 85.00        99.98     0.15   11.76      64.72   12.71     40.07    34.88
85.01 - 90.00        99.94     0.85     7.6      58.53   18.78     40.58    40.78
90.01 - 95.00        98.39    12.65    6.05      69.03   12.52     40.19    31.77
95.01 - 100.00       84.96    82.65    9.09      74.25   32.55     41.64    40.95
100.01 >=              100      100       0      42.24   18.28     39.52    20.66
---------------------------------------------------------------------------------
TOTAL:               95.02    27.71   12.44      63.86   20.07     40.49     37.3
=================================================================================


9. COUPON-ARM



                                                                                    INVT
COUPON-ARM     WA LTV  WA CLTV  WA FICO     WAC            BAL.   % BAL. PURCH %  PROP %
----------------------------------------------------------------------------------------

<= 8.00         78.08    86.61      626   6.937  533,895,789.06    66.9    46.69     2.3
8.01 - 9.00     80.76    83.87      587   8.505  139,763,279.07   17.51    37.43     3.6
9.01 - 10.00    80.34    80.74      563   9.519  100,312,679.77   12.57    20.12    4.31
10.01 - 11.00   81.87    81.91      557  10.287   23,452,314.91    2.94     13.1    7.04
11.01 - 12.00   84.15    84.15      586  11.361      488,686.92    0.06    43.44   42.65
12.01 - 13.00   82.64    82.64      569  12.161      110,269.55    0.01    46.06   46.06
----------------------------------------------------------------------------------------
TOTAL:          78.95    85.25      609   7.638  798,023,019.28     100    40.74    2.95
========================================================================================

               1ST LIEN  % WITH          FULL         WTD AVG  DTI %>
COUPON-ARM            %  S.2NDS    CA%  DOC %   IO %      DTI      45
---------------------------------------------------------------------

<= 8.00             100   43.08   16.1  63.89  32.67    40.95   39.18
8.01 - 9.00         100   15.62   9.41  58.57  10.59    40.39    37.8
9.01 - 10.00        100    2.06   4.91  59.33   3.78    40.01   33.64
10.01 - 11.00       100    0.22      0  61.35   0.26    39.98   37.52
11.01 - 12.00       100       0      0   30.7      0    41.32    32.4
12.01 - 13.00       100       0      0  53.94      0    44.19       0
---------------------------------------------------------------------
TOTAL:              100   31.83  13.03  62.29  24.19     40.7   38.19
=====================================================================


10. COUPON-FIXED RATE



                                                                                      INVT
COUPON-FIXED RATE  WA LTV  WA CLTV  WA FICO     WAC            BAL.  % BAL.  PURCH %  PROP%
-------------------------------------------------------------------------------------------

<= 8.00             73.94    77.01      662   6.608  109,228,839.49    57.49   13.26   3.66
8.01 - 9.00         77.82    80.56      595   8.489   17,763,135.97     9.35   26.64   3.83
9.01 - 10.00         89.3    89.63      616   9.704   17,349,953.19     9.13   44.44   3.14
10.01 - 11.00       97.87    97.87      624  10.601   33,434,567.17     17.6   79.89    0.2
11.01 - 12.00       95.96    95.96      611  11.449    7,775,847.47     4.09   67.74   2.28
12.01 - 13.00       97.73    97.73      637  12.469    4,450,775.72     2.34   21.86   0.82
-------------------------------------------------------------------------------------------
TOTAL:              81.38    83.42      642   8.104  190,003,119.01      100   31.51    2.9
===========================================================================================

                      1ST  % WITH         FULL        WTD AVG  DTI %>
COUPON-FIXED RATE  LIEN %  S.2NDS   CA%  DOC %  IO %      DTI      45
---------------------------------------------------------------------

<= 8.00             99.98   15.68  12.1  68.93  4.72     39.2   31.93
8.01 - 9.00         97.45   13.72  3.09  71.97  0.33    37.39   25.74
9.01 - 10.00        53.35    1.65  9.57  73.85     0    40.49   39.79
10.01 - 11.00        8.93       0  8.75  71.42     0    40.75   37.74
11.01 - 12.00       21.95       0  5.97  74.39     0    39.77   32.17
12.01 - 13.00        8.27       0  0.79  74.64     0    44.19   52.26
---------------------------------------------------------------------
TOTAL:              74.12   10.45  9.92  70.46  2.74    39.56   33.58
=====================================================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com

                           8/9/2005 16:50

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  7,622 RECORDS
                                   ALL RECORDS
                              BALANCE: 988,026,138

SELECTION CRITERIA: ALL RECORDS

1. COMBINED LOAN-TO-VALUE RATIO

1. COMBINED LOAN-TO-VALUE RATIO



COMBINED            NUMBER OF        AGGREGATE   % OF AGGREGATE      AVERAGE                  WA          WA
LOAN-TO-VALUE        MORTGAGE        PRINCIPAL        PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
RATIO                   LOANS          BALANCE          BALANCE      BALANCE   COUPON       TERM        TERM
------------------------------------------------------------------------------------------------------------

50.000 <=                 241    30,228,718.21             3.06   125,430.37    7.447        344         343
50.001 - 60.000           229    33,802,225.44             3.42   147,607.97    7.303        345         344
60.001 - 70.000           615   103,633,091.52            10.49   168,509.09    7.509        355         354
70.001 - 75.000           471    75,641,145.03             7.66   160,596.91    7.709        357         356
75.001 - 80.000         1,022   159,003,295.24            16.09   155,580.52    7.425        355         354
80.001 - 85.000           650    96,813,909.53             9.80   148,944.48    8.175        359         358
85.001 - 90.000           711   109,898,143.22            11.12   154,568.42    8.131        359         358
90.001 - 95.000           417    58,162,184.91             5.89   139,477.66    8.392        358         357
95.001 - 100.000        3,261   319,992,359.67            32.39    98,127.07    7.632        352         351
100.001 - 110.000           5       851,065.52             0.09   170,213.10    6.768        360         359
------------------------------------------------------------------------------------------------------------
TOTAL:                  7,622   988,026,138.29           100.00   129,628.20    7.728        354         354
============================================================================================================

COMBINED                              WA         WA         %          %      WA
LOAN-TO-VALUE              WA   LOAN-TO-   COMBINED   CASHOUT      OWNER    FICO
RATIO               SEASONING      VALUE        LTV      REFI   OCCUPIED   SCORE
--------------------------------------------------------------------------------

50.000 <=                   1      41.18      41.18      94.2       95.2     606
50.001 - 60.000             1      56.19      56.19      95.8       93.9     610
60.001 - 70.000             1      66.41      66.41      92.8       94.7     591
70.001 - 75.000             1      74.09      74.09      93.8       94.1     585
75.001 - 80.000             1      79.51      79.52      67.6       95.9     616
80.001 - 85.000             1      84.47      84.49      84.0       92.9     590
85.001 - 90.000             1      89.58      89.67      71.9       90.6     621
90.001 - 95.000             1      92.84      94.71      65.1       98.0     627
95.001 - 100.000            1      83.44      99.94      18.4      100.0     636
100.001 - 110.000           1      80.03     100.15       8.4      100.0     639
--------------------------------------------------------------------------------
TOTAL:                      1      79.42      84.90      60.0       96.1     616
================================================================================


Weighted Average CLTV: 84.90
Minimum CLTV: 10.70
Maximum CLTV: 100.24

THE CSFB METHOD DOES NOT INCLUDE SILENT SECOND INFORMATION. THE CSFB METHOD IS
WHAT IS USED IN THE PROSPECTUS. THE RULE OF THUMB IS THAT FOR FIRST LIENS THE
LTV IS SHOWN (NO SILENT SECONDS INCLUDED) WHILE THE CLTV IS SHOWN FOR SECOND
LIENS.

IT IS IMPORTANT TO NOTE THAT FOR RATING AGENCY TAPES LTV'S AND CLTV'S THAT ARE
PROVIDED BY ISSUERS MIGHT NEED TO BE MANIPULATED BY CSFB IN ORDER TO SATISFY THE
RATING AGENCY REQUIREMENTS. THIS INCLUDES AND IS NOT LIMITED TO SHARING SILENT
SECOND INFORMATION.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 16, 2005 17:14

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  7,622 RECORDS
                                   ALL RECORDS
                              BALANCE: 988,026,138

SELECTION CRITERIA: ALL RECORDS

1.   Remaining Balance
2.   FICO
3.   LTV
4.   Cash out
5.   2-4 Family
6.   Investment and 2nd Home
7.   State
8.   Documentation
9.   IO
10.  LIEN
11.  Loans with Silent Seconds

1. REMAINING BALANCE



                         NUMBER OF                             AVG   % OF GROUP
REMAINING BALANCE            LOANS          BALANCE        BALANCE      BALANCE      WAC   WARM   FICO     LTV
--------------------------------------------------------------------------------------------------------------

0.01 - 50000.00              1,458    46,009,526.06      31,556.60         4.66   10.314    323    610   91.84
50000.01 - 70000.00            959    58,470,203.21      60,969.97         5.92    8.911    345    601   82.21
70000.01 - 75000.00            263    19,055,625.23      72,454.85         1.93    8.212    345    601   81.04
75000.01 - 100000.00         1,118    98,037,357.22      87,689.94         9.92    8.097    352    603   79.67
100000.01 - 200000.00        2,451   349,826,559.64     142,728.09        35.41    7.674    357    612   78.24
200000.01 - 300000.00          858   206,189,322.94     240,313.90        20.87    7.353    357    619   78.09
300000.01 - 400000.00          317   109,104,829.43     344,179.27        11.04    7.146    356    625   79.02
400000.01 - 500000.00          133    59,227,474.31     445,319.36         5.99    6.928    358    642   79.68
500000.01 - 1000000.00          61    37,167,712.37     609,306.76         3.76    7.159    359    628   77.71
1000000.01 >=                    4     4,937,527.88   1,234,381.97         0.50    6.633    329    656   76.05
--------------------------------------------------------------------------------------------------------------
TOTAL:                       7,622   988,026,138.29     129,628.20       100.00    7.728    354    616   79.42
==============================================================================================================

                                         % OF FULL   % OF PRIMARY OWNER (EXCLUDING   % SINGLE    % IO         %
REMAINING BALANCE         CLTV     DTI         DOC                   SECOND HOMES)     FAMILY   LOANS   CASHOUT
---------------------------------------------------------------------------------------------------------------

0.01 - 50000.00          91.92   38.18       82.10                           95.73      84.18    0.20     25.77
50000.01 - 70000.00      86.77   37.75       74.21                           92.87      85.01    4.08     39.88
70000.01 - 75000.00      88.05   38.22       81.77                           97.34      90.12    6.47     36.22
75000.01 - 100000.00     86.97   38.66       79.13                           96.29      84.38    9.43     44.96
100000.01 - 200000.00    84.91   40.41       68.03                           97.32      78.85   16.96     59.66
200000.01 - 300000.00    83.69   41.52       57.72                           95.81      73.45   25.95     68.95
300000.01 - 400000.00    83.72   41.99       50.12                           95.87      67.91   29.91     72.80
400000.01 - 500000.00    82.57   42.82       48.77                           97.67      69.11   42.64     78.34
500000.01 - 1000000.00   81.09   41.36       39.70                           88.49      60.85   32.82     70.29
1000000.01 >=            76.05   34.07       25.87                          100.00      50.83   49.17     77.15
---------------------------------------------------------------------------------------------------------------
TOTAL:                   84.90   40.49       63.86                           96.11      76.49   20.07     60.00
===============================================================================================================


2. FICO



            NUMBER                                    % OF                                                  % OF
                OF                           AVG     GROUP                                                  FULL
FICO         LOANS          BALANCE      BALANCE   BALANCE     WAC   WARM   FICO     LTV    CLTV     DTI     DOC
----------------------------------------------------------------------------------------------------------------

<= 599       3,381   408,395,091.93   120,791.21     41.33   8.340    356    561   77.71   81.12   40.46   71.29
600 - 619    1,201   138,558,915.84   115,369.62     14.02   7.734    354    609   80.78   87.72   41.21   74.36
620 - 639      877   116,446,610.09   132,778.35     11.79   7.402    354    629   80.68   87.40   40.71   66.44
640 - 659      829   112,805,811.92   136,074.56     11.42   7.334    351    649   81.73   89.77   40.81   51.21
660 - 679      497    71,946,762.90   144,762.10      7.28   7.332    351    669   81.81   89.30   41.16   49.63
680 - 699      324    52,454,890.80   161,897.81      5.31   6.947    350    688   79.22   86.01   40.33   41.72
700 - 719      210    33,615,796.06   160,075.22      3.40   6.785    349    709   80.73   87.29   38.69   43.73
720 >=         303    53,802,258.75   177,565.21      5.45   6.472    348    750   77.42   82.21   37.99   54.52
----------------------------------------------------------------------------------------------------------------
TOTAL:       7,622   988,026,138.29   129,628.20    100.00   7.728    354    616   79.42   84.90   40.49   63.86
================================================================================================================

                % OF PRIMARY        %
            OWNER (EXCLUDING   SINGLE    % IO         %
FICO           SECOND HOMES)   FAMILY   LOANS   CASHOUT
-------------------------------------------------------

<= 599                 97.42    79.73    9.44     67.72
600 - 619              97.26    76.96   26.74     52.31
620 - 639              95.44    79.28   28.63     57.96
640 - 659              95.00    73.54   29.07     51.57
660 - 679              95.24    73.16   27.70     53.27
680 - 699              92.84    63.13   25.32     51.96
700 - 719              93.84    71.23   29.96     58.38
720 >=                 92.71    71.61   24.70     61.14
-------------------------------------------------------
TOTAL:                 96.11    76.49   20.07     60.00
=======================================================


3. LTV



                 NUMBER                                    % OF                                                   % OF
                     OF                           AVG     GROUP                                                   FULL
LTV               LOANS          BALANCE      BALANCE   BALANCE      WAC   WARM   FICO     LTV    CLTV     DTI     DOC
----------------------------------------------------------------------------------------------------------------------

0.01 - 79.99      2,142   329,498,105.40   153,827.31     33.35    7.430    353    601   68.11   70.72   40.00   61.20
80.00 - 80.00     2,335   346,361,425.76   148,334.66     35.06    7.204    357    630   80.00   93.14   40.88   64.51
80.01 - 85.00       651    96,872,673.25   148,805.95      9.80    8.174    358    590   84.48   84.52   40.06   64.82
85.01 - 90.00       707   108,966,741.27   154,125.52     11.03    8.142    358    620   89.67   89.67   40.63   58.57
90.01 - 95.00       385    50,806,467.11   131,964.85      5.14    8.622    357    623   94.72   94.72   40.25   71.95
95.01 - 100.00    1,402    55,520,725.50    39,601.09      5.62   10.346    316    641   99.93   99.93   41.55   76.90
----------------------------------------------------------------------------------------------------------------------
TOTAL:            7,622   988,026,138.29   129,628.20    100.00    7.728    354    616   79.42   84.90   40.49   63.86
======================================================================================================================

                     % OF PRIMARY        %
                 OWNER (EXCLUDING   SINGLE    % IO         %
LTV                 SECOND HOMES)   FAMILY   LOANS   CASHOUT
------------------------------------------------------------

0.01 - 79.99                95.52    76.44   14.67     81.95
80.00 - 80.00               98.49    75.22   32.40     35.39
80.01 - 85.00               92.89    78.93   12.70     83.79
85.01 - 90.00               90.48    77.26   18.54     72.02
90.01 - 95.00               97.67    81.95   10.29     64.16
95.01 - 100.00             100.00    73.99    0.00     14.35
------------------------------------------------------------
TOTAL:                      96.11    76.49   20.07     60.00
============================================================


4. CASH OUT



                       NUMBER OF                           AVG   % OF GROUP
CASH OUT                   LOANS          BALANCE      BALANCE      BALANCE     WAC   WARM   FICO     LTV
---------------------------------------------------------------------------------------------------------

Refinance - Cash Out       3,680   592,801,815.66   161,087.45        60.00   7.690    354    608   76.72
Other                      3,942   395,224,322.63   100,259.85        40.00   7.784    354    627   83.46
---------------------------------------------------------------------------------------------------------
TOTAL:                     7,622   988,026,138.29   129,628.20       100.00   7.728    354    616   79.42
=========================================================================================================

                                                            % OF
                                                         PRIMARY
                                                           OWNER
                                       % OF FULL      (EXCLUDING   % SINGLE    % IO         %
CASH OUT                CLTV     DTI         DOC   SECOND HOMES)     FAMILY   LOANS   CASHOUT
---------------------------------------------------------------------------------------------

Refinance - Cash Out   78.57   40.33       62.81           95.50      78.49   15.10    100.00
Other                  94.39   40.72       65.44           97.02      73.50   27.53      0.00
---------------------------------------------------------------------------------------------
TOTAL:                 84.90   40.49       63.86           96.11      76.49   20.07     60.00
=============================================================================================


5. 2-4 FAMILY



2-4          NUMBER OF                           AVG   % OF GROUP
FAMILY           LOANS          BALANCE      BALANCE      BALANCE     WAC   WARM   FICO     LTV
-----------------------------------------------------------------------------------------------

2-4 Family         314    55,892,800.28   178,002.55         5.66   7.564    356    628   76.40
Other            7,308   932,133,338.01   127,549.72        94.34   7.737    354    615   79.60
-----------------------------------------------------------------------------------------------
TOTAL:           7,622   988,026,138.29   129,628.20       100.00   7.728    354    616   79.42
===============================================================================================

                                               % OF
                                            PRIMARY
                                              OWNER
                                         (EXCLUDING
2-4                          % OF FULL       SECOND   % SINGLE    % IO         %
FAMILY        CLTV     DTI         DOC       HOMES)     FAMILY   LOANS   CASHOUT
--------------------------------------------------------------------------------

2-4 Family   80.53   44.08       49.62        87.60       0.00   17.60     69.18
Other        85.16   40.27       64.71        96.62      81.08   20.22     59.45
--------------------------------------------------------------------------------
TOTAL:       84.90   40.49       63.86        96.11      76.49   20.07     60.00
================================================================================


6. INVESTMENT AND 2ND HOME



                          NUMBER OF                           AVG   % OF GROUP
INVESTMENT AND 2ND HOME       LOANS          BALANCE      BALANCE      BALANCE     WAC   WARM   FICO     LTV
------------------------------------------------------------------------------------------------------------

Investment/Second Home          287    38,448,858.83   133,968.15         3.89   7.991    356    638   78.65
Other                         7,335   949,577,279.46   129,458.39        96.11   7.717    354    615   79.45
------------------------------------------------------------------------------------------------------------
TOTAL:                        7,622   988,026,138.29   129,628.20       100.00   7.728    354    616   79.42
============================================================================================================

                                                          % OF PRIMARY
                                          % OF FULL   OWNER (EXCLUDING   % SINGLE    % IO         %
INVESTMENT AND 2ND HOME    CLTV     DTI         DOC      SECOND HOMES)     FAMILY   LOANS   CASHOUT
---------------------------------------------------------------------------------------------------

Investment/Second Home    78.65   42.14       46.63               0.00      62.04    2.82     69.36
Other                     85.15   40.42       64.56             100.00      77.08   20.77     59.62
---------------------------------------------------------------------------------------------------
TOTAL:                    84.90   40.49       63.86              96.11      76.49   20.07     60.00
===================================================================================================


7. STATE



                          NUMBER OF                           AVG   % OF GROUP
STATE                         LOANS          BALANCE      BALANCE      BALANCE     WAC   WARM   FICO     LTV
------------------------------------------------------------------------------------------------------------

California                      505   122,869,966.39   243,306.86        12.44   7.040    355    629   74.41
Georgia                         241    22,492,285.76    93,328.99         2.28   8.032    355    610   82.95
Massachusetts                   227    45,471,568.36   200,315.28         4.60   7.548    356    629   74.81
New York                        246    52,332,068.21   212,731.98         5.30   7.427    352    615   76.55
Other                         6,403   744,860,249.57   116,329.88        75.39   7.864    353    613   80.62
------------------------------------------------------------------------------------------------------------
TOTAL:                        7,622   988,026,138.29   129,628.20       100.00   7.728    354    616   79.42
============================================================================================================

                                                          % OF PRIMARY
                                          % OF FULL   OWNER (EXCLUDING   % SINGLE    % IO         %
STATE                      CLTV     DTI         DOC      SECOND HOMES)     FAMILY   LOANS   CASHOUT
---------------------------------------------------------------------------------------------------

California                78.54   41.83       51.44              96.93      83.08   39.44     72.48
Georgia                   95.00   37.76       82.00              99.60      78.57   26.94     18.40
Massachusetts             79.24   43.29       68.41              96.98      70.28   17.72     71.91
New York                  78.86   41.55       46.69              93.11      70.79   16.00     86.42
Other                     86.41   40.10       66.29              96.03      76.12   17.10     56.61
---------------------------------------------------------------------------------------------------
TOTAL:                    84.90   40.49       63.86              96.11      76.49   20.07     60.00
===================================================================================================


8. DOCUMENTATION



                           NUMBER OF                         AVG  % OF GROUP                                          % OF FULL
DOCUMENTATION                  LOANS         BALANCE     BALANCE     BALANCE    WAC  WARM  FICO    LTV   CLTV    DTI        DOC
-------------------------------------------------------------------------------------------------------------------------------

Alternative Documentation        180   29,495,264.48  163,862.58        2.99  7.683   353   624  82.05  86.24  36.67       0.00
Full Documentation             5,467  630,942,615.42  115,409.29       63.86  7.692   353   608  79.93  86.20  40.56     100.00
Stated Documentation           1,969  326,206,758.39  165,671.28       33.02  7.806   355   629  78.21  82.31  40.69       0.00
NINA                               6    1,381,500.00  230,250.00        0.14  6.439   352   675  73.19  73.19   0.00       0.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         7,622  988,026,138.29  129,628.20      100.00  7.728   354   616  79.42  84.90  40.49      63.86
===============================================================================================================================

                               % OF PRIMARY
                           OWNER (EXCLUDING  % SINGLE   % IO        %
DOCUMENTATION                 SECOND HOMES)    FAMILY  LOANS  CASHOUT
---------------------------------------------------------------------

Alternative Documentation             95.73     79.24  18.49    62.07
Full Documentation                    97.16     78.56  18.79    59.01
Stated Documentation                  94.10     72.22  22.77    61.55
NINA                                 100.00     84.04   0.00   100.00
---------------------------------------------------------------------
TOTAL:                                96.11     76.49  20.07    60.00
=====================================================================


9. IO



                                                                                                                  % OF PRIMARY
        NUMBER OF                         AVG  % OF GROUP                                          % OF FULL  OWNER (EXCLUDING
IO          LOANS         BALANCE     BALANCE     BALANCE    WAC  WARM  FICO    LTV   CLTV    DTI        DOC     SECOND HOMES)
------------------------------------------------------------------------------------------------------------------------------

N           6,665  789,737,903.60  118,490.31       79.93  7.925   352   609  79.38  83.55  40.26      64.88             95.27
Y             957  198,288,234.69  207,197.74       20.07  6.940   359   641  79.57  90.26  41.37      59.79             99.45
------------------------------------------------------------------------------------------------------------------------------
TOTAL:      7,622  988,026,138.29  129,628.20      100.00  7.728   354   616  79.42  84.90  40.49      63.86             96.11
==============================================================================================================================

        % SINGLE    % IO        %
IO        FAMILY   LOANS  CASHOUT
---------------------------------

N          77.92    0.00    63.73
Y          70.79  100.00    45.13
---------------------------------
TOTAL:     76.49   20.07    60.00
=================================


10. LIEN



                                                     % OF
           NUMBER                           AVG     GROUP
LIEN     OF LOANS          BALANCE      BALANCE   BALANCE      WAC   WARM   FICO
--------------------------------------------------------------------------------

1           6,245   938,852,969.77   150,336.74     95.02    7.570    356    614
2           1,377    49,173,168.52    35,710.36      4.98   10.731    310    635
--------------------------------------------------------------------------------
TOTAL:      7,622   988,026,138.29   129,628.20    100.00    7.728    354    616
================================================================================

                                                % OF
                                             PRIMARY
                                               OWNER
                                   % OF   (EXCLUDING        %
                                   FULL       SECOND   SINGLE    % IO
LIEN       LTV    CLTV     DTI      DOC       HOMES)   FAMILY   LOANS   % CASHOUT
---------------------------------------------------------------------------------

1        78.35   84.12   40.43    63.35        95.90    76.67   21.12       62.79
2        99.82   99.82   41.46    73.59       100.00    73.17    0.00        6.69
---------------------------------------------------------------------------------
TOTAL:   79.42   84.90   40.49    63.86        96.11    76.49   20.07       60.00
=================================================================================


11. LOANS WITH SILENT SECONDS



LOANS
WITH      NUMBER                                    % OF
SILENT        OF                           AVG     GROUP
SECONDS    LOANS          BALANCE      BALANCE   BALANCE     WAC   WARM   FICO
------------------------------------------------------------------------------

N          5,720   714,200,441.84   124,860.22     72.29   7.986    352    608
Y          1,902   273,825,696.45   143,967.24     27.71   7.054    359    635
------------------------------------------------------------------------------
TOTAL:     7,622   988,026,138.29   129,628.20    100.00   7.728    354    616
==============================================================================

                                                % OF
                                             PRIMARY
LOANS                                          OWNER
WITH                               % OF   (EXCLUDING        %
SILENT                             FULL       SECOND   SINGLE    % IO
SECONDS     LTV    CLTV     DTI     DOC       HOMES)   FAMILY   LOANS   % CASHOUT
---------------------------------------------------------------------------------

N         79.20   79.20   40.06   60.42        94.62    77.83   12.81       75.00
Y         79.97   99.75   41.58   72.83        00.00    73.00   39.00       20.86
---------------------------------------------------------------------------------
TOTAL:    79.42   84.90   40.49   63.86        96.11    76.49   20.07       60.00
=================================================================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 9, 2005 10:52

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  7,622 RECORDS
                                   ALL RECORDS
                              BALANCE: 988,026,138

SELECTION CRITERIA: ALL RECORDS

1. FICO SCORES

1. FICO SCORES



                                                   % OF
              NUMBER OF                       AGGREGATE      AVERAGE                  WA          WA
               MORTGAGE           AGGREGATE   PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
FICO SCORES       LOANS   PRINCIPAL BALANCE     BALANCE      BALANCE   COUPON       TERM        TERM
----------------------------------------------------------------------------------------------------

500 - 524           473       60,937,211.86        6.17   128,831.31    8.847        359         358
525 - 549           585       78,394,281.48        7.93   134,007.32    8.552        357         356
550 - 574           775      101,085,824.87       10.23   130,433.32    8.441        358         357
575 - 599         1,548      167,977,773.72       17.00   108,512.77    7.997        355         355
600 - 624         1,432      167,930,825.66       17.00   117,270.13    7.680        355         354
625 - 649         1,065      145,102,290.44       14.69   136,246.28    7.368        353         352
650 - 674           806      110,892,552.24       11.22   137,583.81    7.334        353         353
675 - 699           425       68,287,323.21        6.91   160,676.05    7.037        351         350
700 - 724           244       40,595,495.83        4.11   166,374.98    6.724        350         350
725 - 749           130       22,684,635.45        2.30   174,497.20    6.537        348         347
750 - 774            83       15,120,075.81        1.53   182,169.59    6.460        350         349
775 - 799            50        8,271,373.40        0.84   165,427.47    6.392        348         347
800 - 824             6          746,474.32        0.08   124,412.39    6.018        335         335
----------------------------------------------------------------------------------------------------
TOTAL:            7,622      988,026,138.29      100.00   129,628.20    7.728        354         354
====================================================================================================

                               WA         WA         %          %       WA
                     WA   LOAN-TO   COMBINED   CASHOUT      OWNER     FICO
FICO SCORES   SEASONING    -VALUE        LTV      REFI   OCCUPIED    SCORE
--------------------------------------------------------------------------

500 - 524             1     71.39      71.39     87.13      97.48   512.49
525 - 549             1     74.28      74.28     83.86      98.10   537.16
550 - 574             1     79.20      80.48     74.07      96.70   561.85
575 - 599             1     80.71      88.23     49.31      97.51   588.00
600 - 624             1     80.99      87.97     52.36      96.72   610.90
625 - 649             1     80.80      87.98     57.02      95.48   636.94
650 - 674             1     81.93      89.69     51.90      95.25   660.52
675 - 699             1     79.66      86.55     51.99      93.28   685.57
700 - 724             1     80.73      87.05     58.77      94.74   711.18
725 - 749             1     76.60      80.99     70.24      92.16   736.57
750 - 774             1     79.93      85.82     51.79      94.45   761.20
775 - 799             1     73.37      77.33     53.61      84.99   785.38
800 - 824             0     65.47      65.47     62.49     100.00   806.12
--------------------------------------------------------------------------
TOTAL:                1     79.42      84.90     60.00      96.11   615.54
==========================================================================


Minimum: 500
Maximum: 811
Weighted Average: 615.5

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 17, 2005 10:33

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  3,381 RECORDS
                                   FICO < 600
                              BALANCE: 408,395,092

SELECTION CRITERIA: FICO < 600

1. DOCUMENTATION
2. GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

1. DOCUMENTATION



                            NUMBER OF        AGGREGATE   % OF AGGREGATE      AVERAGE                  WA
                             MORTGAGE        PRINCIPAL        PRINCIPAL    PRINCIPAL       WA   ORIGINAL
DOCUMENTATION                   LOANS          BALANCE          BALANCE      BALANCE   COUPON       TERM
--------------------------------------------------------------------------------------------------------

Full Documentation              2,677   291,151,766.29            71.29   108,760.47    8.302        356
Stated Documentation              652   107,272,853.22            26.27   164,528.92    8.421        358
Alternative Documentation          52     9,970,472.42             2.44   191,739.85    8.592        360
--------------------------------------------------------------------------------------------------------
TOTAL:                          3,381   408,395,091.93           100.00   120,791.21    8.340        357
========================================================================================================

                                   WA                     WA         WA         %          %       WA
                            REMAINING          WA   LOAN-TO-   COMBINED   CASHOUT      OWNER     FICO
DOCUMENTATION                    TERM   SEASONING      VALUE        LTV      REFI   OCCUPIED    SCORE
-----------------------------------------------------------------------------------------------------

Full Documentation                355           1      79.11      83.89     61.64      98.11   561.15
Stated Documentation              358           1      73.63      73.63     83.02      95.61   559.17
Alternative Documentation         359           1      80.68      80.78     80.65      96.53   555.84
-----------------------------------------------------------------------------------------------------
TOTAL:                            356           1      77.71      81.12     67.72      97.42   560.50
=====================================================================================================


2. GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES



GEOGRAPHIC DISTRIBUTION     NUMBER OF        AGGREGATE   % OF AGGREGATE      AVERAGE                  WA
OF THE MORTGAGED             MORTGAGE        PRINCIPAL        PRINCIPAL    PRINCIPAL       WA   ORIGINAL
PROPERTIES                      LOANS          BALANCE          BALANCE      BALANCE   COUPON       TERM
--------------------------------------------------------------------------------------------------------

Florida                           323    47,803,818.08            11.71   147,999.44    8.258        357
California                        159    38,490,715.20             9.42   242,079.97    7.622        360
Ohio                              338    26,104,159.60             6.39    77,231.24    8.794        358
Texas                             266    24,518,149.16             6.00    92,173.49    8.101        347
New York                          112    22,972,391.95             5.63   205,110.64    8.188        353
Michigan                          211    17,558,418.45             4.30    83,215.25    8.751        355
Illinois                          145    17,029,303.35             4.17   117,443.47    7.827        359
Massachusetts                      82    16,349,843.79             4.00   199,388.34    8.483        360
Arizona                           103    14,689,221.29             3.60   142,613.80    8.358        359
Maryland                           72    14,118,300.21             3.46   196,087.50    8.077        358
Other                           1,570   168,760,770.85            41.32   107,490.94    8.528        357
--------------------------------------------------------------------------------------------------------
TOTAL:                          3,381   408,395,091.93           100.00   120,791.21    8.340        357
========================================================================================================

GEOGRAPHIC DISTRIBUTION            WA                     WA         WA         %          %       WA
OF THE MORTGAGED            REMAINING          WA   LOAN-TO-   COMBINED   CASHOUT      OWNER     FICO
PROPERTIES                       TERM   SEASONING      VALUE        LTV      REFI   OCCUPIED    SCORE
-----------------------------------------------------------------------------------------------------

Florida                           357           1      77.82      80.64     69.55      96.50   555.82
California                        359           1      70.51      71.75     89.45      96.84   557.55
Ohio                              358           1      82.48      86.24     48.96      96.08   561.11
Texas                             346           1      81.16      88.01     36.22      96.62   567.65
New York                          353           1      73.28      73.61     91.00      97.53   556.88
Michigan                          354           1      79.93      84.88     54.61      95.18   562.49
Illinois                          358           1      79.55      83.92     68.65      98.52   562.41
Massachusetts                     359           1      70.64      72.22     83.88      98.12   552.20
Arizona                           358           1      78.11      80.54     78.16      97.71   563.24
Maryland                          358           1      76.82      78.44     88.13      98.83   550.99
Other                             356           1      78.99      83.08     63.63      98.03   562.83
-----------------------------------------------------------------------------------------------------
TOTAL:                            356           1      77.71      81.12     67.72      97.42   560.50
=====================================================================================================


Number of States Represented: 46
Average principal balance: 120,791.21

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 17, 2005 11:57

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  7,622 RECORDS
                                   ALL RECORDS
                              BALANCE: 988,026,138

SELECTION CRITERIA: ALL RECORDS

 1. Summary
 2. FICO
 3. LTV
 4. DTI
 5. Loan Purpose
 6. Occ Type
 7. Documentation
 8. Property Type
 9. Remaining Balance
10. State
11. CA_SPLIT
12. Loan Type
13. LIEN
14. Prepayment Term (months)
15. FICO (IO Only Bucket)
16. Remaining Balance (IO Loans Only)

1. SUMMARY

Month to Roll: 24
Remaining Term: 354
WA Remaining IO Term (IO Loans Only): 59

2. FICO



                                                                                       NON
                                                                                   PRIMARY
                                                                                 (INCLUDES    NON
               #                       %     WA LOAN           WA      %      %     SECOND     SF     REFI   FULL  INTEREST
FICO       LOANS         BALANCE   RPRIN     BALANCE    WAC  FICO    LTV    DTI      HOME)    PUD  CASHOUT    DOC      ONLY
---------------------------------------------------------------------------------------------------------------------------

481 - 500     15    1,387,327.58    0.14   92,488.51  9.155   500  74.78  39.77       0.00  15.23    91.63  75.45      0.00
501 - 520    379   49,743,796.73    5.03  131,250.12  8.830   511  70.49  41.17       2.84   7.06    87.94  72.27      0.00
521 - 540    451   58,125,340.01    5.88  128,881.02  8.633   531  74.41  40.33       1.53   6.40    82.39  69.09      0.00
541 - 560    551   75,697,366.69    7.66  137,381.79  8.518   551  77.01  39.77       3.02   7.52    82.14  66.86      0.00
561 - 580    654   80,411,981.10    8.14  122,954.10  8.333   571  79.44  39.62       3.65  10.78    67.67  67.97      2.42
581 - 600   1456  157,007,769.05   15.89  107,835.01  7.940   591  81.11  41.09       2.12   8.95    46.58  75.02     24.88
601 - 620   1120  130,040,237.34   13.16  116,107.35  7.718   610  80.71  41.37       3.06  11.11    53.01  75.31     28.38
621 - 640    878  117,332,884.46   11.88  133,636.54  7.380   630  80.55  40.64       4.10   7.08    58.07  65.32     27.86
641 - 660    816  110,884,111.98   11.22  135,887.39  7.359   650  81.85  40.80       5.28  11.94    51.99  51.60     29.38
661 - 680    483   69,673,914.95    7.05  144,252.41  7.307   670  81.71  40.98       4.60  14.34    52.34  48.64     27.71
681 - 700    318   52,218,314.19    5.29  164,208.54  6.900   689  79.12  40.42       7.88  18.17    53.32  43.18     24.80
701 - 750    373   62,936,694.90    6.37  168,731.09  6.691   722  79.36  38.60       5.64  14.76    61.59  45.30     26.95
751 >=       128   22,566,399.31    2.28  176,299.99  6.364   772  76.89  37.16       9.22  14.00    54.91  61.97     26.06
---------------------------------------------------------------------------------------------------------------------------
TOTAL:      7622  988,026,138.29  100.00  129,628.20  7.728   616  79.42  40.49       3.89  10.50    60.00  63.86     20.07
===========================================================================================================================


Mean: 611
Median: 605
Standard Deviation: 56

3. LTV



                                                                                                       NON PRIMARY
                                                 %      WA LOAN              WA       %       %   (INCLUDES SECOND
LTV              # LOANS          BALANCE    RPRIN      BALANCE      WAC   FICO     LTV     DTI              HOME)
------------------------------------------------------------------------------------------------------------------

0.01 - 50.00         241    30,228,718.21     3.06   125,430.37    7.447    606   41.18   38.03               4.82
50.01 - 55.00         86    11,273,993.60     1.14   131,092.95    7.307    620   52.87   38.20               4.85
55.01 - 60.00        143    22,528,231.84     2.28   157,540.08    7.301    605   57.86   39.16               6.73
60.01 - 65.00        285    47,698,039.02     4.83   167,361.54    7.425    596   63.62   39.34               5.03
65.01 - 70.00        331    56,008,652.50     5.67   169,210.43    7.580    588   68.78   40.90               5.54
70.01 - 75.00        475    76,216,556.36     7.71   160,455.91    7.702    585   74.10   40.82               5.86
75.01 - 80.00       2916   431,905,339.63    43.71   148,115.69    7.191    628   79.81   40.75               1.51
80.01 - 85.00        651    96,872,673.25     9.80   148,805.95    8.174    590   84.48   40.06               7.11
85.01 - 90.00        707   108,966,741.27    11.03   154,125.52    8.142    620   89.67   40.63               9.52
90.01 - 95.00        385    50,806,467.11     5.14   131,964.85    8.622    623   94.72   40.25               2.33
95.01 - 100.00      1402    55,520,725.50     5.62    39,601.09   10.346    641   99.93   41.55               0.00
------------------------------------------------------------------------------------------------------------------
TOTAL:              7622   988,026,138.29   100.00   129,628.20    7.728    616   79.42   40.49               3.89
==================================================================================================================

                 NON SF      REFI    FULL   INTEREST
LTV                 PUD   CASHOUT     DOC       ONLY
----------------------------------------------------

0.01 - 50.00      14.28     94.23   63.97      11.12
50.01 - 55.00     12.94     97.51   73.40       5.64
55.01 - 60.00     16.25     94.94   56.10      10.65
60.01 - 65.00     11.86     94.53   52.03      13.67
65.01 - 70.00      9.79     91.40   56.16       6.05
70.01 - 75.00     13.00     93.34   53.93       9.36
75.01 - 80.00      9.85     38.04   66.55      31.75
80.01 - 85.00      9.81     83.79   64.82      12.70
85.01 - 90.00      9.90     72.02   58.57      18.54
90.01 - 95.00      9.65     64.16   71.95      10.29
95.01 - 100.00    10.01     14.35   76.90       0.00
----------------------------------------------------
TOTAL:            10.50     60.00   63.86      20.07
====================================================


Mean: 82.17
Median: 80.00
Standard Deviation: 13.46

LTV is calculated as: LTV for first lien and CLTV for second lien throughout this report.

4. DTI



                                                                                                       NON PRIMARY
                                                 %      WA LOAN             WA        %       %   (INCLUDES SECOND
DTI              # LOANS          BALANCE    RPRIN      BALANCE     WAC   FICO      LTV     DTI              HOME)
------------------------------------------------------------------------------------------------------------------

<= 0.00                7     1,549,400.00     0.16   221,342.86   6.387    677    73.93    0.00               0.00
0.01 - 5.00            4       591,921.33     0.06   147,980.33   7.680    619    85.09    2.77              12.32
5.01 - 10.00          18     3,293,798.02     0.33   182,988.78   6.951    657    77.47    7.21               1.82
10.01 - 15.00         67     5,349,868.86     0.54    79,848.79   8.159    612    73.94   13.12               2.52
15.01 - 20.00        177    17,720,310.94     1.79   100,114.75   7.892    615    76.61   18.05               2.91
20.01 - 25.00        390    41,683,598.02     4.22   106,881.02   7.779    616    77.30   23.00               2.40
25.01 - 30.00        620    69,218,866.66     7.01   111,643.33   7.782    618    78.25   27.91               3.58
30.01 - 35.00        947   110,491,845.92    11.18   116,675.66   7.714    616    78.52   32.74               3.36
35.01 - 40.00       1279   161,883,243.31    16.38   126,570.17   7.725    617    79.68   37.70               3.13
40.01 - 45.00       1511   207,717,219.76    21.02   137,470.03   7.713    617    79.98   42.72               3.64
45.01 - 50.00       1982   280,859,871.08    28.43   141,705.28   7.698    616    80.52   47.79               4.40
50.01 - 55.00        591    83,427,018.06     8.44   141,162.47   7.781    604    78.39   52.45               5.86
55.01 - 60.00         29     4,239,176.33     0.43   146,178.49   8.276    593    73.31   56.25              14.05
------------------------------------------------------------------------------------------------------------------
TOTAL:              7622   988,026,138.29   100.00   129,628.20   7.728    616    79.42   40.49               3.89
==================================================================================================================

                 NON SF      REFI    FULL   INTEREST
DTI                 PUD   CASHOUT     DOC       ONLY
----------------------------------------------------

<= 0.00            0.00     89.16    0.00       0.00
0.01 - 5.00        0.00     10.13   52.08       0.00
5.01 - 10.00       3.33     76.09   32.80      15.35
10.01 - 15.00      3.70     82.39   67.69       5.16
15.01 - 20.00      7.51     68.41   71.83       9.82
20.01 - 25.00      3.41     67.82   69.14      13.21
25.01 - 30.00      7.69     67.64   65.77      13.87
30.01 - 35.00      6.24     61.19   65.32      19.23
35.01 - 40.00      9.33     54.56   62.38      20.64
40.01 - 45.00     11.10     57.49   60.34      23.69
45.01 - 50.00     13.14     56.44   61.50      23.10
50.01 - 55.00     14.98     71.23   77.66      13.89
55.01 - 60.00     21.42     92.81   67.17       8.02
----------------------------------------------------
TOTAL:            10.50     60.00   63.86      20.07
====================================================


Mean: 39.57
Median: 41.20
Standard Deviation: 9.40

5. LOAN PURPOSE



                                                      %      WA LOAN             WA
LOAN PURPOSE          # LOANS          BALANCE    RPRIN      BALANCE     WAC   FICO   % LTV   % DTI
---------------------------------------------------------------------------------------------------

Cash Out Refinance       3680   592,801,815.66    60.00   161,087.45   7.690    608   76.72   40.33
Purchase                 3740   384,997,938.04    38.97   102,940.63   7.737    626   83.23   40.71
Rate/Term Refinance       202    10,226,384.59     1.04    50,625.67   9.541    640   92.17   40.75
---------------------------------------------------------------------------------------------------
TOTAL:                   7622   988,026,138.29   100.00   129,628.20   7.728    616   79.42   40.49
===================================================================================================

                       NON PRIMARY     NON
                         (INCLUDES      SF      REFI    FULL   INTEREST
LOAN PURPOSE          SECOND HOME)     PUD   CASHOUT     DOC       ONLY
-----------------------------------------------------------------------

Cash Out Refinance            4.50   10.69    100.00   62.81      15.10
Purchase                      2.99   10.22      0.00   65.30      28.26
Rate/Term Refinance           2.46   10.13      0.00   70.70       0.00
-----------------------------------------------------------------------
TOTAL:                        3.89   10.50     60.00   63.86      20.07
=======================================================================


6. OCC TYPE



                                                      %      WA LOAN             WA
OCC TYPE              # LOANS          BALANCE    RPRIN      BALANCE     WAC   FICO   % LTV   % DTI
---------------------------------------------------------------------------------------------------

Owner Occupied           7335   949,577,279.46    96.11   129,458.39   7.717    615   79.45   40.42
Non-Owner Occupied        237    29,030,477.12     2.94   122,491.46   7.971    639   76.61   42.48
Vacation                   50     9,418,381.71     0.95   188,367.63   8.050    635   84.95   41.11
---------------------------------------------------------------------------------------------------
TOTAL:                   7622   988,026,138.29   100.00   129,628.20   7.728    616   79.42   40.49
===================================================================================================

                       NON PRIMARY     NON
                         (INCLUDES      SF      REFI    FULL   INTEREST
OCC TYPE              SECOND HOME)     PUD   CASHOUT     DOC       ONLY
-----------------------------------------------------------------------

Owner Occupied                0.00    9.96     59.62   64.56      20.77
Non-Owner Occupied          100.00   27.32     77.34   50.34       0.00
Vacation                    100.00   12.88     44.77   35.23      11.52
-----------------------------------------------------------------------
TOTAL:                        3.89   10.50     60.00   63.86      20.07
=======================================================================


7. DOCUMENTATION



                                                            %      WA LOAN             WA
DOCUMENTATION               # LOANS          BALANCE    RPRIN      BALANCE     WAC   FICO   % LTV   % DTI
---------------------------------------------------------------------------------------------------------

Alternative Documentation       180    29,495,264.48     2.99   163,862.58   7.683    624   82.05   36.67
Full Documentation             5467   630,942,615.42    63.86   115,409.29   7.692    608   79.93   40.56
Stated Documentation           1969   326,206,758.39    33.02   165,671.28   7.806    629   78.21   40.69
NINA                              6     1,381,500.00     0.14   230,250.00   6.439    675   73.19    0.00
---------------------------------------------------------------------------------------------------------
TOTAL:                         7622   988,026,138.29   100.00   129,628.20   7.728    616   79.42   40.49
=========================================================================================================

                             NON PRIMARY     NON
                               (INCLUDES      SF      REFI     FULL   INTEREST
DOCUMENTATION               SECOND HOME)     PUD   CASHOUT      DOC       ONLY
------------------------------------------------------------------------------

Alternative Documentation           4.27    6.50     62.07     0.00      18.49
Full Documentation                  2.84    8.95     59.01   100.00      18.79
Stated Documentation                5.90   13.90     61.55     0.00      22.77
NINA                                0.00    0.00    100.00     0.00       0.00
------------------------------------------------------------------------------
TOTAL:                              3.89   10.50     60.00    63.86      20.07
==============================================================================


8. PROPERTY TYPE



                                                                                           NON
                                                                                       PRIMARY
                                                                                     (INCLUDES
                   #                       %     WA LOAN           WA                   SECOND  NON SF     REFI   FULL  INTEREST
PROPERTY TYPE  LOANS         BALANCE   RPRIN     BALANCE    WAC  FICO  % LTV  % DTI      HOME)     PUD  CASHOUT    DOC      ONLY
--------------------------------------------------------------------------------------------------------------------------------

2-4 Family       314   55,892,800.28    5.66  178,002.55  7.564   628  76.40  44.08      12.40  100.00    69.18  49.62     17.60
Condo            326   41,009,789.27    4.15  125,796.90  7.887   635  80.20  42.49       4.86  100.00    48.08  58.84     29.84
Modular Home       9    1,207,927.42    0.12  134,214.16  8.494   609  76.42  35.18       0.00  100.00   100.00  43.72      0.00
PUD              775  128,491,581.08   13.00  165,795.59  7.508   621  80.89  40.72       4.24    0.00    49.91  61.33     27.00
Single Family   6150  755,765,825.32   76.49  122,888.75  7.767   613  79.33  40.08       3.16    0.00    61.57  65.58     18.57
Townhouse         48    5,658,214.92    0.57  117,879.48  7.712   606  82.20  39.74       3.86  100.00    67.03  72.43     20.22
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:          7622  988,026,138.29  100.00  129,628.20  7.728   616  79.42  40.49       3.89   10.50    60.00  63.86     20.07
================================================================================================================================


9. REMAINING BALANCE



                                                                                              NON
                                                                                          PRIMARY
                                                                                        (INCLUDES
REMAINING            #                       %     WA LOAN            WA                   SECOND  NON SF     REFI   FULL  INTEREST
BALANCE          LOANS         BALANCE   RPRIN     BALANCE    WAC   FICO  % LTV  % DTI      HOME)     PUD  CASHOUT    DOC      ONLY
-----------------------------------------------------------------------------------------------------------------------------------

1 - 50000         1458   46,009,526.06    4.66   31,556.60  10.314   610  91.84  38.18       4.27    7.98    25.77  82.10      0.20
50001 - 75000     1222   77,525,828.44    7.85   63,441.76   8.739   601  81.92  37.86       6.03    8.56    38.98  76.07      4.67
75001 - 100000    1118   98,037,357.22    9.92   87,689.94   8.097   603  79.67  38.66       3.71    7.86    44.96  79.13      9.43
100001 - 125000    829   93,091,376.10    9.42  112,293.58   7.848   607  78.58  39.85       2.44    8.34    51.76  73.66     13.76
125001 - 150000    699   95,927,438.69    9.71  137,235.25   7.763   611  79.10  40.19       2.66    8.28    58.13  68.73     16.81
150001 - 200000    923  160,807,744.85   16.28  174,222.91   7.520   615  77.54  40.86       2.83   10.49    65.15  64.36     18.89
200001 - 250000    557  124,286,494.22   12.58  223,135.54   7.398   618  77.96  41.05       4.97   10.51    68.10  58.37     23.88
250001 - 300000    301   81,902,828.72    8.29  272,102.42   7.284   620  78.29  42.23       3.01   10.31    70.23  56.73     29.09
300001 - 350000    192   62,281,437.08    6.30  324,382.48   7.164   625  79.53  41.75       4.19   10.28    69.28  50.04     25.73
350001 - 400000    125   46,823,392.35    4.74  374,587.14   7.121   624  78.34  42.32       4.06   18.43    77.49  50.24     35.46
400001 - 450000     82   34,860,382.04    3.53  425,126.61   6.936   646  80.42  42.29       2.53   20.67    76.74  50.03     46.31
450001 - 500000     51   24,367,092.27    2.47  477,786.12   6.915   636  78.62  43.56       2.05    7.88    80.62  46.95     37.39
500001 - 600000     37   20,333,158.34    2.06  549,544.82   7.160   621  79.36  42.37       8.64   27.51    69.97  40.74     43.27
600001 - 700000     16   10,267,518.62    1.04  641,719.91   7.374   648  81.38  40.51      24.53    6.12    68.69  31.34     25.62
700001 >=           12   11,504,563.29    1.16  958,713.61   6.740   635  70.80  37.20       0.00   11.30    75.22  39.40     27.80
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:            7622  988,026,138.29  100.00  129,628.20   7.728   616  79.42  40.49       3.89   10.50    60.00  63.86     20.07
===================================================================================================================================


Min Remaining Bal.: 12495
Max Remaining Bal.: 1300000

10. STATE



                                                                                            NON
                                                                                        PRIMARY
                                                                                      (INCLUDES    NON
                   #                       %     WA LOAN           WA       %      %     SECOND     SF     REFI   FULL  INTEREST
STATE          LOANS         BALANCE   RPRIN     BALANCE    WAC  FICO     LTV    DTI      HOME)    PUD  CASHOUT    DOC      ONLY
--------------------------------------------------------------------------------------------------------------------------------

California       505  122,869,966.39   12.44  243,306.86  7.040   629   74.41  41.83       3.07   8.71    72.48  51.44     39.44
Florida          758  109,567,237.52   11.09  144,547.81  7.892   611   79.80  41.23       5.58  11.06    51.13  53.80     19.87
Texas            564   53,226,560.91    5.39   94,373.33  7.809   608   82.57  39.57       5.39   2.76    30.41  67.10      4.35
New York         246   52,332,068.21    5.30  212,731.98  7.427   615   76.55  41.55       6.89  28.89    86.42  46.69     16.00
Arizona          321   49,592,083.42    5.02  154,492.47  7.304   633   80.57  39.59       4.59   2.84    66.25  62.73     25.59
Ohio             605   47,608,272.09    4.82   78,691.36  8.377   597   83.56  39.18       4.31   5.10    46.65  75.70     10.56
Massachusetts    227   45,471,568.36    4.60  200,315.28  7.548   629   74.81  43.29       3.02  29.72    71.91  68.41     17.72
Illinois         356   45,429,297.52    4.60  127,610.39  7.630   618   82.00  41.80       4.74  25.44    55.59  64.49     15.91
Michigan         440   40,300,428.06    4.08   91,591.88  8.186   614   81.54  39.18       4.86   3.42    50.38  66.05     17.46
Nevada           209   39,718,470.81    4.02  190,040.53  7.422   636   79.57  40.57       4.92   5.75    68.32  57.52     33.26
Maryland         145   29,458,618.41    2.98  203,162.89  7.592   601   78.86  39.41       3.68   5.22    74.61  67.37     24.64
Virginia         183   29,178,788.97    2.95  159,446.93  7.741   609   77.47  39.45       1.85   9.66    76.50  64.17     13.47
Colorado         215   27,323,547.77    2.77  127,086.27  7.092   632   82.98  40.70       3.85   6.44    32.68  71.78     59.66
New Jersey       128   25,962,016.01    2.63  202,828.25  8.198   602   74.45  41.69       3.45  17.06    88.05  51.06      6.76
Georgia          241   22,492,285.76    2.28   93,328.99  8.032   610   82.95  37.76       0.40   2.14    18.40  82.00     26.94
Other           2479  247,494,928.08   25.05   99,836.60  8.035   609   80.73  39.68       2.69   8.39    58.84  73.43     11.64
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:          7622  988,026,138.29  100.00  129,628.20  7.728   616   79.42  40.49       3.89  10.50    60.00  63.86     20.07
================================================================================================================================


11. CA_SPLIT



                                                                                       NON
                                                                                   PRIMARY
                                                                                 (INCLUDES    NON
               #                       %     WA LOAN           WA      %      %     SECOND     SF     REFI   FULL  INTEREST
CA_SPLIT   LOANS         BALANCE   RPRIN     BALANCE    WAC  FICO    LTV    DTI      HOME)    PUD  CASHOUT    DOC      ONLY
---------------------------------------------------------------------------------------------------------------------------

CA-N         184   44,067,189.75   35.86  239,495.60  7.030   623  73.10  40.71       2.21   3.59    85.72  58.92     38.56
CA-S         321   78,802,776.64   64.14  245,491.52  7.046   633  75.14  42.46       3.56  11.57    65.08  47.26     39.94
---------------------------------------------------------------------------------------------------------------------------
TOTAL:       505  122,869,966.39  100.00  243,306.86  7.040   629  74.41  41.83       3.07   8.71    72.48  51.44      9.44
===========================================================================================================================


12. LOAN TYPE



                  #                         %      WA LOAN              WA       %
LOAN TYPE     LOANS          BALANCE    RPRIN      BALANCE      WAC   FICO     LTV
----------------------------------------------------------------------------------

2/28 ARM       4192   586,175,898.40    59.33   139,832.04    7.882    598   78.79
2/28 ARM-IO     883   179,251,731.43    18.14   203,003.09    6.988    638   80.24
3/27 ARM         96    14,799,218.31     1.50   154,158.52    7.287    624   76.61
3/27 ARM-IO      40    11,543,880.68     1.17   288,597.02    6.510    666   73.05
5/25 ARM         20     3,969,490.46     0.40   198,474.52    6.102    708   75.61
5/25 ARM-IO       6     2,282,800.00     0.23   380,466.67    6.644    679   68.29
BALLOON         196     8,048,252.15     0.81    41,062.51   10.420    644   97.94
FIXED          2161   176,745,044.28    17.89    81,788.54    8.049    642   80.79
FIXED-IO         28     5,209,822.58     0.53   186,065.09    6.401    664   75.72
----------------------------------------------------------------------------------
TOTAL:         7622   988,026,138.29   100.00   129,628.20    7.728    616   79.42
==================================================================================

                           NON PRIMARY     NON
                  %   (INCLUDES SECOND      SF      REFI    FULL   INTEREST
LOAN TYPE       DTI              HOME)     PUD   CASHOUT     DOC       ONLY
---------------------------------------------------------------------------

2/28 ARM      40.54               5.21   10.43     63.30   63.30       0.00
2/28 ARM-IO   41.56               0.61   11.33     41.32   59.82     100.00
3/27 ARM      39.32               1.65   12.84     77.38   60.62       0.00
3/27 ARM-IO   39.81               0.00   18.85     86.58   59.15     100.00
5/25 ARM      35.56               8.91    2.61     96.66   57.66       0.00
5/25 ARM-IO   37.11               0.00    0.00     33.73   31.22     100.00
BALLOON       40.18               0.00    7.68      5.12   52.58       0.00
FIXED         39.52               3.51    9.50     65.95   71.21       0.00
FIXED-IO      40.01               0.00   14.18     89.66   72.48     100.00
---------------------------------------------------------------------------
TOTAL:        40.49               3.89   10.50     60.00   63.86      20.07
===========================================================================


13. LIEN



                  #                         %      WA LOAN              WA       %
LIEN          LOANS          BALANCE    RPRIN      BALANCE      WAC   FICO     LTV
----------------------------------------------------------------------------------

1              6245   938,852,969.77    95.02   150,336.74    7.570    614   78.35
2              1377    49,173,168.52     4.98    35,710.36   10.731    635   99.82
----------------------------------------------------------------------------------
TOTAL:         7622   988,026,138.29   100.00   129,628.20    7.728    616   79.42
==================================================================================

                      NON PRIMARY     NON
             %   (INCLUDES SECOND      SF      REFI    FULL   INTEREST
LIEN       DTI              HOME)     PUD   CASHOUT     DOC       ONLY
----------------------------------------------------------------------

1        40.43               4.10   10.47     62.79   63.35      21.12
2        41.46               0.00   11.17      6.69   73.59       0.00
----------------------------------------------------------------------
TOTAL:   40.49               3.89   10.50     60.00   63.86      20.07
======================================================================


14. PREPAYMENT TERM (MONTHS)



PREPAYMENT          #                         %      WA LOAN             WA       %
TERM (MONTHS)   LOANS          BALANCE    RPRIN      BALANCE     WAC   FICO     LTV
-----------------------------------------------------------------------------------

0                2590   298,131,447.09    30.17   115,108.67   8.079    611   79.86
12                452    89,866,412.94     9.10   198,819.50   7.493    620   77.97
24               3539   479,726,443.43    48.55   135,554.24   7.660    609   79.88
30                  4       552,432.81     0.06   138,108.20   8.025    638   81.29
36               1035   119,604,759.04    12.11   115,560.15   7.300    651   77.53
60                  2       144,642.98     0.01    72,321.49   7.790    636   84.00
-----------------------------------------------------------------------------------
TOTAL:           7622   988,026,138.29   100.00   129,628.20   7.728    616   79.42
===================================================================================

                             NON PRIMARY     NON
PREPAYMENT          %   (INCLUDES SECOND      SF      REFI     FULL   INTEREST
TERM (MONTHS)     DTI              HOME)     PUD   CASHOUT      DOC       ONLY
------------------------------------------------------------------------------

0               40.46               3.32   13.08     57.98    64.95      16.81
12              41.26               5.77   24.62     78.13    52.93      21.37
24              40.78               3.87    6.88     53.84    63.19      24.44
30              36.64               0.00    0.00     31.86    34.23       0.00
36              38.78               3.99    8.07     76.22    72.14       9.82
60              48.00               0.00    0.00     80.00   100.00       0.00
------------------------------------------------------------------------------
TOTAL:          40.49               3.89   10.50     60.00    63.86      20.07
==============================================================================


15. FICO (IO ONLY BUCKET)



                                                                                       NON
                                                                                   PRIMARY
FICO (IO                                                                         (INCLUDES    NON
ONLY           #                       %     WA LOAN           WA                   SECOND     SF     REFI   FULL  INTEREST
BUCKET)    LOANS         BALANCE   RPRIN     BALANCE    WAC  FICO  % LTV  % DTI      HOME)    PUD  CASHOUT    DOC      ONLY
---------------------------------------------------------------------------------------------------------------------------

561 - 580     11    1,947,800.00    0.98  177,072.73  7.283   578  81.58  42.87       0.00  14.79    49.84  51.87    100.00
581 - 600    216   39,066,585.74   19.70  180,863.82  7.236   590  79.41  42.66       0.00  11.32    45.72  72.96    100.00
601 - 620    200   36,907,202.72   18.61  184,536.01  7.113   610  80.21  42.39       0.00  15.42    50.15  77.80    100.00
621 - 640    148   32,684,709.32   16.48  220,842.63  6.831   630  80.11  40.93       0.66   7.56    44.64  69.53    100.00
641 - 660    149   32,579,141.86   16.43  218,651.96  6.872   650  79.86  40.22       0.00  11.25    47.99  50.09    100.00
661 - 680     83   19,308,432.28    9.74  232,631.71  7.064   669  80.59  42.60       4.50  13.56    35.02  38.93    100.00
681 - 700     51   12,949,791.76    6.53  253,917.49  6.481   690  78.18  40.28       0.00  15.18    46.94  41.09    100.00
701 - 750     72   16,962,951.02    8.55  235,596.54  6.676   721  77.85  40.34       0.00  10.14    39.24  32.58    100.00
751 >=        27    5,881,619.99    2.97  217,837.78  6.137   778  75.87  35.91       0.00   6.51    41.34  49.58    100.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL:       957  198,288,234.69  100.00  207,197.74  6.940   641  79.57  41.37       0.55  11.71    45.13  59.79    100.00
===========================================================================================================================


Mean: 637
Median: 627
Standard Deviation: 46

16. REMAINING BALANCE (IO LOANS ONLY)



                                                                                               NON
                                                                                           PRIMARY
REMAINING                                                                                (INCLUDES    NON
BALANCE (IO          #                       %       WA LOAN           WA                   SECOND     SF     REFI    FULL  INTEREST
LOANS ONLY)      LOANS         BALANCE   RPRIN       BALANCE    WAC  FICO  % LTV  % DTI      HOME)    PUD  CASHOUT     DOC      ONLY
------------------------------------------------------------------------------------------------------------------------------------

1 - 50000            2       92,200.00    0.05     46,100.00  8.157   601  83.03  33.58       0.00   0.00    53.69  100.00    100.00
50001 - 75000       54    3,618,720.00    1.82     67,013.33  7.563   615  78.38  42.89       0.00  11.40    12.48   91.26    100.00
75001 - 100000     103    9,245,155.90    4.66     89,758.80  7.269   623  79.73  41.16       0.00   6.52    22.65   88.98    100.00
100001 - 125000    114   12,811,114.98    6.46    112,378.20  7.176   629  78.88  41.67       0.00   9.53    19.61   84.09    100.00
125001 - 150000    117   16,121,820.46    8.13    137,793.34  7.083   634  79.37  40.11       0.00   7.70    32.66   70.84    100.00
150001 - 200000    174   30,383,209.52   15.32    174,616.15  6.863   643  79.90  40.81       0.64  12.09    34.96   73.16    100.00
200001 - 250000    133   29,684,020.57   14.97    223,188.12  6.916   639  79.43  41.25       0.73   9.11    40.82   58.55    100.00
250001 - 300000     87   23,822,094.34   12.01    273,817.18  6.870   646  78.75  41.64       0.00   9.35    49.05   49.61    100.00
300001 - 350000     49   16,025,782.92    8.08    327,056.79  6.917   644  81.28  40.79       0.00   9.73    51.04   55.25    100.00
350001 - 400000     44   16,605,346.00    8.37    377,394.23  6.709   649  80.04  41.10       0.00  22.83    59.33   51.95    100.00
400001 - 450000     38   16,142,220.00    8.14    424,795.26  6.890   652  81.71  42.63       0.00   7.93    76.19   39.59    100.00
450001 - 500000     19    9,109,750.00    4.59    479,460.53  6.775   645  77.53  44.82       0.00  10.86    74.02   47.74    100.00
500001 - 600000     16    8,797,800.00    4.44    549,862.50  6.902   635  81.06  41.32       0.00  25.21    55.41   50.09    100.00
600001 - 700000      4    2,631,000.00    1.33    657,750.00  7.487   686  82.57  39.63      25.66   0.00    26.00   26.00    100.00
700001 >=            3    3,198,000.00    1.61  1,066,000.00  6.778   629  65.55  39.55       0.00  40.65    64.73    0.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:             957  198,288,234.69  100.00    207,197.74  6.940   641  79.57  41.37       0.55  11.71    45.13   59.79    100.00
====================================================================================================================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 9, 2005 10:50

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  7,622 RECORDS
                                   ALL RECORDS
                              BALANCE: 988,026,138

SELECTION CRITERIA: ALL RECORDS

1. LTV - Aggregate
2. LTV - ARM
3. LTV - Fixed

1. LTV-AGGREGATE



LTV-AGGREGATE   FICO NOT AVAILABLE   FICO * 600   FICO 600 625   FICO 626 650   FICO **650   WTD AVG LTV
--------------------------------------------------------------------------------------------------------

<= 70.00                      0.00         9.50           2.16           1.41         3.91         59.80
70.01 - 75.00                 0.00         4.92           0.82           0.93         1.04         74.10
75.01 - 80.00                 0.00        13.58           8.71           8.34        13.08         79.81
80.01 - 85.00                 0.00         5.93           1.29           0.80         1.79         84.48
85.01 - 90.00                 0.00         4.47           1.83           1.58         3.14         89.67
90.01 >=                      0.00         2.94           2.57           1.75         3.50         97.44
--------------------------------------------------------------------------------------------------------
TOTAL:                        0.00        41.33          17.40          14.81        26.46         79.42
========================================================================================================


2. LTV- ARM



LTV-ARM         FICO NOT AVAILABLE   FICO * 600   FICO 600 625   FICO 626 650   FICO **650   WTD AVG LTV
--------------------------------------------------------------------------------------------------------

<= 70.00                      0.00        10.40           1.93           1.14         2.14         60.14
70.01 - 75.00                 0.00         5.43           0.90           0.78         0.68         74.21
75.01 - 80.00                 0.00        15.48           9.90           8.98        13.65         79.85
80.01 - 85.00                 0.00         6.84           1.44           0.81         1.41         84.52
85.01 - 90.00                 0.00         5.16           2.03           1.67         3.15         89.68
90.01 >=                      0.00         1.84           1.67           0.95         1.64         95.37
--------------------------------------------------------------------------------------------------------
TOTAL:                        0.00        45.13          17.87          14.33        22.67         78.95
========================================================================================================


3. LTV- FIXED



LTV-FIXED       FICO NOT AVAILABLE   FICO * 600   FICO 600 625   FICO 626 650   FICO **650   WTD AVG LTV
--------------------------------------------------------------------------------------------------------

<= 70.00                      0.00         5.72           3.13           2.56        11.34         58.83
70.01 - 75.00                 0.00         2.76           0.49           1.58         2.57         73.59
75.01 - 80.00                 0.00         5.61           3.71           5.65        10.70         79.54
80.01 - 85.00                 0.00         2.11           0.69           0.73         3.35         84.23
85.01 - 90.00                 0.00         1.61           1.02           1.16         3.13         89.59
90.01 >=                      0.00         7.56           6.36           5.13        11.32         99.19
--------------------------------------------------------------------------------------------------------
TOTAL:                        0.00        25.38          15.40          16.82        42.40         81.38
========================================================================================================


Each bucket contains the percent remaining balance which falls in the category.
LTV is defined as original LTV for first lien and CLTV for second lien

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 9, 2005 10:53

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  2,385 RECORDS
                                    FRM LOANS
                              BALANCE: 190,003,119

SELECTION CRITERIA: FRM LOANS

1.   Original Mortgage Loan Balance
2.   Remaining Balance
3.   Mortgage Rates (%)
4.   Original Term
5.   Remaining Term
6.   LIEN
7.   Season
8.   LTV
9.   CLTV
10.  Owner Occupancy
11.  Property Type
12.  Loan Purpose
13.  Rate Type
14.  Prepaymen Flag
15.  Prepayment Penalty Term
16.  FICO Scores
17.  State
18.  Documentation

1. ORIGINAL MORTGAGE LOAN BALANCE



                                                                            AVERAGE
ORIGINAL MORTGAGE LOAN        NUMBER OF      PRINCIPAL   PERCENTAGE OF    PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
BALANCE                  MORTGAGE LOANS        BALANCE     GROUP LOANS      BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
---------------------------------------------------------------------------------------------------------------------------

1 - 25,000                          527   $ 10,377,344           5.46%   $   19,691     10.899%        99.76%           617
25,001 - 50,000                     689     24,949,838           13.13       36,212     10.560         94.77            624
50,001 - 75,000                     378     23,519,735           12.38       62,222      9.459         86.48            627
75,001 - 100,000                    241     21,040,937           11.07       87,307      8.474         80.60            628
100,001 - 125,000                   118     13,117,524            6.90      111,165      7.986         77.20            634
125,001 - 150,000                    99     13,621,541            7.17      137,591      7.485         77.89            641
150,001 - 175,000                    72     11,691,385            6.15      162,380      7.028         75.87            663
175,001 - 200,000                    60     11,256,986            5.92      187,616      6.812         74.00            657
200,001 - 225,000                    58     12,222,540            6.43      210,733      6.852         75.81            660
225,001 - 250,000                    32      7,612,472            4.01      237,890      6.844         71.86            652
250,001 - 275,000                    25      6,537,863            3.44      261,515      6.651         71.91            638
275,001 - 300,000                    15      4,314,087            2.27      287,606      6.891         77.40            644
300,001 - 325,000                    17      5,298,810            2.79      311,695      6.574         75.27            673
325,001 - 350,000                    15      5,015,268            2.64      334,351      6.484         77.52            663
350,001 - 375,000                     8      2,903,575            1.53      362,947      6.745         84.65            676
375,001 - 400,000                     6      2,287,597            1.20      381,266      6.130         76.09            645
400,001 - 425,000                     6      2,485,222            1.31      414,204      6.370         78.46            670
425,001 - 450,000                     4      1,729,700            0.91      432,425      5.769         68.97            681
450,001 - 475,000                     2        936,000            0.49      468,000      5.805         72.50            690
475,001 - 500,000                     4      1,953,557            1.03      488,389      5.901         70.36            703
500,001 - 525,000                     1        522,500            0.27      522,500      5.761         71.58            645
525,001 - 550,000                     1        539,700            0.28      539,700      5.870         84.99            543
550,001 - 575,000                     1        564,000            0.30      564,000      6.073         62.67            623
600,001 - 625,000                     1        605,000            0.32      605,000      6.250         77.56            639
625,001 - 650,000                     1        640,000            0.34      640,000      6.357         80.00            754
750,001 - 775,000                     1        763,909            0.40      763,909      5.800         72.83            639
975,001 - 1,000,000                   1        986,500            0.52      986,500      5.875         61.66            690
1,000,001 >=                          2      2,509,528            1.32    1,254,764      6.557         80.00            691
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,385   $190,003,119          100.00%  $   79,666      8.104%        81.38%           642
===========================================================================================================================


2. REMAINING BALANCE



REMAINING               NUMBER OF      PRINCIPAL   PERCENTAGE OF             AVERAGE   WA GROSS      WEIGHTED       WEIGHTED
BALANCE            MORTGAGE LOANS        BALANCE     GROUP LOANS   PRINCIPAL BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
----------------------------------------------------------------------------------------------------------------------------

1 - 25000                     527   $ 10,377,344            5.46%         $   19,691     10.899%        99.76%           617
25001 - 50000                 689     24,949,838           13.13              36,212     10.560         94.77            624
50001 - 75000                 379     23,594,730           12.42              62,255      9.457         86.45            627
75001 - 100000                240     20,965,941           11.03              87,358      8.473         80.60            628
100001 - 125000               118     13,117,524            6.90             111,165      7.986         77.20            634
125001 - 150000                99     13,621,541            7.17             137,591      7.485         77.89            641
150001 - 175000                72     11,691,385            6.15             162,380      7.028         75.87            663
175001 - 200000                61     11,456,879            6.03             187,818      6.794         73.42            658
200001 - 225000                57     12,022,648            6.33             210,924      6.869         76.39            659
225001 - 250000                32      7,612,472            4.01             237,890      6.844         71.86            652
250001 - 275000                25      6,537,863            3.44             261,515      6.651         71.91            638
275001 - 300000                15      4,314,087            2.27             287,606      6.891         77.40            644
300001 - 325000                17      5,298,810            2.79             311,695      6.574         75.27            673
325001 - 350000                15      5,015,268            2.64             334,351      6.484         77.52            663
350001 - 375000                 8      2,903,575            1.53             362,947      6.745         84.65            676
375001 - 400000                 6      2,287,597            1.20             381,266      6.130         76.09            645
400001 - 425000                 6      2,485,222            1.31             414,204      6.370         78.46            670
425001 - 450000                 4      1,729,700            0.91             432,425      5.769         68.97            681
450001 - 475000                 2        936,000            0.49             468,000      5.805         72.50            690
475001 - 500000                 4      1,953,557            1.03             488,389      5.901         70.36            703
500001 - 525000                 1        522,500            0.27             522,500      5.761         71.58            645
525001 - 550000                 1        539,700            0.28             539,700      5.870         84.99            543
550001 - 575000                 1        564,000            0.30             564,000      6.073         62.67            623
600001 - 625000                 1        605,000            0.32             605,000      6.250         77.56            639
625001 - 650000                 1        640,000            0.34             640,000      6.357         80.00            754
750001 - 775000                 1        763,909            0.40             763,909      5.800         72.83            639
975001 - 1000000                1        986,500            0.52             986,500      5.875         61.66            690
1000001 >=                      2      2,509,528            1.32           1,254,764      6.557         80.00            691
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                      2,385   $190,003,119          100.00%         $   79,666      8.104%        81.38%           642
============================================================================================================================


3. MORTGAGE RATES (%)



MORTGAGE RATES          NUMBER OF      PRINCIPAL   PERCENTAGE OF             AVERAGE   WA GROSS      WEIGHTED       WEIGHTED
(%)                MORTGAGE LOANS        BALANCE     GROUP LOANS   PRINCIPAL BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
----------------------------------------------------------------------------------------------------------------------------

5.000 - 5.499                   6   $  1,144,519            0.60%           $190,753      5.352%        74.90%           752
5.500 - 5.999                 151     34,667,282           18.25             229,585      5.821         70.84            698
6.000 - 6.499                  86     18,009,134            9.48             209,409      6.264         72.69            668
6.500 - 6.999                 138     22,680,527           11.94             164,352      6.786         75.84            649
7.000 - 7.499                 108     14,418,294            7.59             133,503      7.275         77.54            634
7.500 - 7.999                 147     17,849,892            9.39             121,428      7.762         75.62            621
8.000 - 8.499                  93      9,126,315            4.80              98,132      8.247         77.79            601
8.500 - 8.999                 113      8,959,214            4.72              79,285      8.703         78.09            594
9.000 - 9.499                  64      5,056,491            2.66              79,008      9.228         81.24            584
9.500 - 9.999                 203     12,271,100            6.46              60,449      9.888         92.55            629
10.000 - 10.499               421     18,522,679            9.75              43,997     10.421         98.06            633
10.500 - 10.999               487     14,833,206            7.81              30,458     10.814         97.49            611
11.000 - 11.499               173      5,316,828            2.80              30,733     11.257         96.27            612
11.500 - 11.999                66      2,593,263            1.36              39,292     11.779         95.49            609
12.000 - 12.499                13        658,871            0.35              50,682     12.213         88.97            601
12.500 - 12.999               116      3,895,504            2.05              33,582     12.500         99.27            643
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                      2,385   $190,003,119          100.00%           $ 79,666      8.104%        81.38%           642
============================================================================================================================


4. ORIGINAL TERM



                     NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
ORIGINAL TERM   MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
-------------------------------------------------------------------------------------------------------------------------

0 - 180                    353   $ 20,785,300           10.94%           $ 58,882      8.729%        80.34%           642
181 - 240                  254     14,140,208            7.44              55,670      9.370         84.94            646
241 - 300                    6        915,615            0.48             152,602      7.325         84.36            649
301 - 360                1,772    154,161,997           81.14              86,999      7.909         81.17            642
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                   2,385   $190,003,119          100.00%           $ 79,666      8.104%        81.38%           642
=========================================================================================================================


5. REMAINING TERM



REMAINING        NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
TERM        MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
---------------------------------------------------------------------------------------------------------------------

61 - 120                13   $    793,658            0.42%           $ 61,051      7.574%        50.50%           607
121 - 180              340     19,991,642           10.52              58,799      8.775         81.52            643
181 - 240              254     14,140,208            7.44              55,670      9.370         84.94            646
241 - 300                6        915,615            0.48             152,602      7.325         84.36            649
301 - 360            1,772    154,161,997           81.14              86,999      7.909         81.17            642
---------------------------------------------------------------------------------------------------------------------
TOTAL:               2,385   $190,003,119          100.00%           $ 79,666      8.104%        81.38%           642
=====================================================================================================================


6. LIEN



                   NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
LIEN          MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
-----------------------------------------------------------------------------------------------------------------------

First Lien             1,008   $140,829,950           74.12%           $139,712      7.187%        74.94%           645
Second Lien            1,377     49,173,169           25.88              35,710     10.731         99.82            635
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                 2,385   $190,003,119          100.00%           $ 79,666      8.104%        81.38%           642
=======================================================================================================================


7. SEASON



                                                                                                  WEIGHTED
         NUMBER OF MORTGAGE      PRINCIPAL   PERCENTAGE OF GROUP   AVERAGE PRINCIPAL   WA GROSS    AVERAGE   WEIGHTED AVERAGE
SEASON                LOANS        BALANCE                 LOANS             BALANCE        CPN        LTV               FICO
-----------------------------------------------------------------------------------------------------------------------------

0                       771   $ 77,696,879                 40.89%           $100,774      7.652%     78.82%               645
1                     1,347     96,041,543                 50.55              71,300      8.332      82.68                641
2                       235     14,594,736                  7.68              62,105      8.920      86.19                636
3                        31      1,652,334                  0.87              53,301      8.899      83.17                641
4                         1         17,627                  0.01              17,627     11.990     100.00                588
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                2,385   $190,003,119                100.00%           $ 79,666      8.104%     81.38%               642
=============================================================================================================================


8. LTV



                                                                                                           WEIGHTED   WEIGHTED
                  NUMBER OF MORTGAGE      PRINCIPAL   PERCENTAGE OF GROUP   AVERAGE PRINCIPAL   WA GROSS    AVERAGE    AVERAGE
LTV                            LOANS        BALANCE                 LOANS             BALANCE        CPN        LTV       FICO
------------------------------------------------------------------------------------------------------------------------------

10.00 - 14.99                      1   $     42,584                  0.02%           $ 42,584     10.638%     10.70%       512
15.00 - 19.99                      2         97,771                  0.05              48,886      6.740      18.65        720
20.00 - 24.99                      5        228,236                  0.12              45,647      8.331      22.07        610
25.00 - 29.99                      8        498,186                  0.26              62,273      7.112      27.81        665
30.00 - 34.99                      6        482,574                  0.25              80,429      7.779      32.40        602
35.00 - 39.99                     16      1,294,781                  0.68              80,924      7.166      38.53        654
40.00 - 44.99                     24      2,748,246                  1.45             114,510      6.831      42.38        648
45.00 - 49.99                     18      2,290,577                  1.21             127,254      6.866      47.87        652
50.00 - 54.99                     33      4,069,228                  2.14             123,310      6.651      53.09        676
55.00 - 59.99                     42      6,133,410                  3.23             146,034      6.764      57.25        653
60.00 - 64.99                     63     11,477,700                  6.04             182,186      6.837      62.83        639
65.00 - 69.99                     65      9,764,026                  5.14             150,216      6.927      67.09        642
70.00 - 74.99                     97     14,829,537                  7.80             152,882      7.028      72.29        635
75.00 - 79.99                    120     18,921,745                  9.96             157,681      6.914      77.93        647
80.00 - 84.99                    311     43,845,601                 23.08             140,983      7.193      80.99        642
85.00 - 89.99                     58      7,532,379                  3.96             129,869      7.946      87.69        641
90.00 - 94.99                    119     12,976,579                  6.83             109,047      8.045      91.57        651
95.00 - 99.99                    293     11,680,859                  6.15              39,866     10.051      98.48        637
100.00 - 104.99                1,104     41,089,101                 21.63              37,218     10.685     100.00        638
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         2,385   $190,003,119                100.00%           $ 79,666      8.104%     81.38%       642
==============================================================================================================================


9. CLTV



                       NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
CLTV              MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
---------------------------------------------------------------------------------------------------------------------------

10.00 - 14.99                  1   $     42,584            0.02%           $ 42,584     10.638%        10.70%           512
15.00 - 19.99                  2         97,771            0.05              48,886      6.740         18.65            720
20.00 - 24.99                  5        228,236            0.12              45,647      8.331         22.07            610
25.00 - 29.99                  8        498,186            0.26              62,273      7.112         27.81            665
30.00 - 34.99                  6        482,574            0.25              80,429      7.779         32.40            602
35.00 - 39.99                 16      1,294,781            0.68              80,924      7.166         38.53            654
40.00 - 44.99                 24      2,748,246            1.45             114,510      6.831         42.38            648
45.00 - 49.99                 18      2,290,577            1.21             127,254      6.866         47.87            652
50.00 - 54.99                 33      4,069,228            2.14             123,310      6.651         53.09            676
55.00 - 59.99                 42      6,133,410            3.23             146,034      6.764         57.25            653
60.00 - 64.99                 63     11,477,700            6.04             182,186      6.837         62.83            639
65.00 - 69.99                 65      9,764,026            5.14             150,216      6.927         67.09            642
70.00 - 74.99                 97     14,829,537            7.80             152,882      7.028         72.29            635
75.00 - 79.99                 92     15,530,376            8.17             168,808      6.856         77.61            651
80.00 - 84.99                189     27,387,409           14.41             144,907      7.193         81.58            641
85.00 - 89.99                 58      7,532,379            3.96             129,869      7.946         87.69            641
90.00 - 94.99                121     13,500,481            7.11             111,574      7.989         91.12            651
95.00 - 99.99                326     16,327,380            8.59              50,084      9.219         93.21            640
100.00 - 104.99            1,219     55,768,239           29.35              45,749      9.776         94.71            638
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                     2,385   $190,003,119          100.00%           $ 79,666      8.104%        81.38%           642
===========================================================================================================================


10. OWNER OCCUPANCY



                          NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
OWNER OCCUPANCY      MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
------------------------------------------------------------------------------------------------------------------------------

Owner Occupied                2,334   $183,791,920           96.73%           $ 78,745      8.128%        81.74%           642
Non-Owner Occupied               46      5,506,857            2.90             119,714      7.335         70.83            657
Vacation                          5        704,341            0.37             140,868      7.910         70.25            629
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,385   $190,003,119          100.00%           $ 79,666      8.104%        81.38%           642
==============================================================================================================================


11. PROPERTY TYPE



PROPERTY             NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
TYPE            MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
-------------------------------------------------------------------------------------------------------------------------

2-4 Family                  94   $ 10,467,394            5.51%           $111,355      7.714%        78.36%           649
Condo                      108      6,507,685            3.43              60,256      8.971         84.47            655
Modular Home                 2        288,776            0.15             144,388      6.691         87.06            708
PUD                        254     22,100,661           11.63              87,010      8.155         84.40            648
Single Family            1,912    149,748,992           78.81              78,321      8.084         80.94            640
Townhouse                   15        889,611            0.47              59,307      8.952         90.38            625
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                   2,385   $190,003,119          100.00%           $ 79,666      8.104%        81.38%           642
=========================================================================================================================


12. LOAN PURPOSE



                                                                     AVERAGE     WA
                          NUMBER OF     PRINCIPAL  PERCENTAGE OF   PRINCIPAL  GROSS      WEIGHTED       WEIGHTED
LOAN PURPOSE         MORTGAGE LOANS       BALANCE    GROUP LOANS     BALANCE    CPN   AVERAGE LTV   AVERAGE FICO
----------------------------------------------------------------------------------------------------------------

Purchase                      1,309  $ 59,875,200          31.51%   $ 45,741  9.577%        92.90%           631
Cash Out Refinance              887   121,653,423          64.03     137,152  7.255         74.77            647
Rate/Term Refinance             189     8,474,496           4.46      44,839  9.895         94.77            649
----------------------------------------------------------------------------------------------------------------
TOTAL:                        2,385  $190,003,119         100.00%   $ 79,666  8.104%        81.38%           642
================================================================================================================


13. RATE TYPE



                                                                     AVERAGE     WA
                          NUMBER OF     PRINCIPAL  PERCENTAGE OF   PRINCIPAL  GROSS      WEIGHTED       WEIGHTED
RATE TYPE            MORTGAGE LOANS       BALANCE    GROUP LOANS     BALANCE    CPN   AVERAGE LTV   AVERAGE FICO
----------------------------------------------------------------------------------------------------------------

Fixed Rate                    2,385  $190,003,119         100.00%    $79,666  8.104%        81.38%           642
----------------------------------------------------------------------------------------------------------------
TOTAL:                        2,385  $190,003,119         100.00%    $79,666  8.104%        81.38%           642
================================================================================================================


14. PREPAYMEN FLAG



                                                                     AVERAGE     WA
                          NUMBER OF     PRINCIPAL  PERCENTAGE OF   PRINCIPAL  GROSS      WEIGHTED       WEIGHTED
PREPAYMEN FLAG       MORTGAGE LOANS       BALANCE    GROUP LOANS     BALANCE    CPN   AVERAGE LTV   AVERAGE FICO
----------------------------------------------------------------------------------------------------------------

N                               970  $ 54,932,562          28.91%    $56,632  9.178%        86.89%           630
Y                             1,415   135,070,557          71.09      95,456  7.668         79.14            647
----------------------------------------------------------------------------------------------------------------
TOTAL:                        2,385  $190,003,119         100.00%    $79,666  8.104%        81.38%           642
================================================================================================================


15. PREPAYMENT PENALTY TERM



PREPAYMENT          NUMBER OF      PRINCIPAL   PERCENTAGE OF             AVERAGE   WA GROSS      WEIGHTED       WEIGHTED
PENALTY TERM   MORTGAGE LOANS        BALANCE     GROUP LOANS   PRINCIPAL BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
------------------------------------------------------------------------------------------------------------------------

0                         970   $ 54,932,562           28.91%           $ 56,632      9.178%        86.89%           630
12                        161     23,561,806           12.40             146,347      7.390         74.96            643
24                        319     11,435,549            6.02              35,848     10.221         97.79            632
30                          3        365,100            0.19             121,700      8.423         82.05            645
36                        930     99,563,458           52.40             107,057      7.437         77.96            650
60                          2        144,643            0.08              72,321      7.790         84.00            636
------------------------------------------------------------------------------------------------------------------------
TOTAL:                  2,385   $190,003,119          100.00%           $ 79,666      8.104%        81.38%           642
========================================================================================================================


16. FICO SCORES



FICO             NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
SCORES      MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
---------------------------------------------------------------------------------------------------------------------

500 - 519               35   $  3,137,073            1.65%           $ 89,631      9.531%        69.90%           509
520 - 539               56      4,882,508            2.57              87,188      8.752         71.96            530
540 - 559               73      7,427,333            3.91             101,744      8.578         75.23            550
560 - 579              108      8,990,803            4.73              83,248      8.679         79.69            570
580 - 599              484     23,781,865           12.52              49,136      9.365         87.02            589
600 - 619              399     22,019,567           11.59              55,187      8.932         84.53            609
620 - 639              316     25,319,139           13.33              80,124      8.011         82.36            630
640 - 659              306     23,891,289           12.57              78,076      8.254         84.95            649
660 - 679              216     20,427,698           10.75              94,573      7.816         81.63            669
680 - 699              144     16,927,758            8.91             117,554      7.364         78.44            688
700 - 719               91      9,927,671            5.23             109,095      6.982         78.51            710
720 - 739               64     10,477,974            5.51             163,718      6.543         77.94            729
740 - 759               43      6,106,750            3.21             142,017      6.816         79.75            750
760 - 779               30      4,368,271            2.30             145,609      6.379         76.34            768
780 - 799               16      1,960,946            1.03             122,559      6.262         70.58            789
800 - 819                4        356,474            0.19              89,119      5.881         56.39            805
---------------------------------------------------------------------------------------------------------------------
TOTAL:               2,385   $190,003,119          100.00%           $ 79,666      8.104%        81.38%           642
=====================================================================================================================


17. STATE



                 NUMBER OF                  PERCENTAGE     AVERAGE              WEIGHTED   WEIGHTED
                  MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   WA GROSS    AVERAGE    AVERAGE
STATE                LOANS        BALANCE        LOANS     BALANCE        CPN        LTV       FICO
---------------------------------------------------------------------------------------------------

Alabama                 37   $  1,731,529         0.91%   $ 46,798      9.557%     90.47%       602
Arizona                 64      5,300,330         2.79      82,818      7.825      85.53        674
Arkansas                 6        435,026         0.23      72,504      8.353      80.98        652
California             126     18,851,083         9.92     149,612      7.449      76.50        666
Colorado                83      4,447,181         2.34      53,580      9.241      92.04        626
Connecticut             38      3,349,439         1.76      88,143      7.762      74.46        671
Delaware                 3        335,355         0.18     111,785      8.038      74.33        616
Florida                208     15,620,219         8.22      75,097      8.624      84.62        643
Georgia                 88      3,455,677         1.82      39,269      9.975      95.21        621
Idaho                    2         50,972         0.03      25,486     11.700     100.00        608
Illinois                96      5,244,692         2.76      54,632      9.417      92.58        633
Indiana                 35      1,242,670         0.65      35,505      9.378      92.67        605
Iowa                    11        251,258         0.13      22,842     11.152      99.97        632
Kansas                   8        347,294         0.18      43,412      9.716      86.91        600
Kentucky                23        805,065         0.42      35,003      9.383      88.72        588
Louisiana               68      3,327,510         1.75      48,934      8.389      85.29        617
Maine                   79      9,246,325         4.87     117,042      7.341      75.75        641
Maryland                23      2,975,693         1.57     129,378      8.109      82.43        630
Massachusetts           64      8,263,557         4.35     129,118      7.419      78.53        682
Michigan               124      5,877,864         3.09      47,402      9.498      86.64        625
Minnesota               19      2,510,780         1.32     132,146      7.443      81.61        659
Mississippi             24      1,025,876         0.54      42,745      9.066      87.20        593
Missouri                40      1,547,867         0.81      38,697      9.543      87.18        596
Nebraska                 5        108,492         0.06      21,698     12.183      99.98        647
Nevada                  66      9,081,792         4.78     137,603      7.259      77.62        675
New Hampshire           44      5,953,504         3.13     135,307      6.896      70.09        661
New Jersey              20      2,997,982         1.58     149,899      8.309      75.18        635
New Mexico              10        516,383         0.27      51,638      8.401      90.23        643
New York               105     17,443,075         9.18     166,125      7.269      75.26        639
North Carolina          86      3,601,632         1.90      41,879      9.429      88.91        621
Ohio                   218     11,799,044         6.21      54,124      8.648      86.23        607
Oklahoma                 7        218,997         0.12      31,285      9.862      90.12        593
Oregon                   8        783,903         0.41      97,988      8.407      89.43        644
Pennsylvania            42      3,866,167         2.03      92,052      7.884      81.32        636
Rhode Island            36      3,884,562         2.04     107,905      7.206      74.79        676
South Carolina          33      1,205,680         0.63      36,536      9.823      88.52        617
South Dakota             1         23,200         0.01      23,200     12.500      99.23        606
Tennessee               41      2,539,466         1.34      61,938      8.242      86.17        644
Texas                  251     16,176,745         8.51      64,449      8.375      83.66        616
Utah                    15        622,265         0.33      41,484      9.047      93.08        629
Vermont                 10        959,960         0.51      95,996      8.365      65.11        642
Washington              35      2,852,092         1.50      81,488      8.120      88.91        669
Virginia                53      6,895,524         3.63     130,104      7.248      72.08        655
West Virginia            1         41,000         0.02      41,000     10.540      89.13        587
Wisconsin               26      2,042,063         1.07      78,541      9.309      83.64        650
Wyoming                  3        146,329         0.08      48,776      8.789      92.08        601
---------------------------------------------------------------------------------------------------
TOTAL:               2,385   $190,003,119       100.00%   $ 79,666      8.104%     81.38%       642
===================================================================================================


18. DOCUMENTATION



                                                                              AVERAGE
                                 NUMBER OF      PRINCIPAL   PERCENTAGE OF   PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
DOCUMENTATION               MORTGAGE LOANS        BALANCE     GROUP LOANS     BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
-----------------------------------------------------------------------------------------------------------------------------

Alternative Documentation               60   $  7,207,904            3.79%   $120,132      7.484%        81.70%           671
Full Documentation                   1,847    133,874,162           70.46      72,482      8.151         81.96            636
Stated Documentation                   475     48,266,852           25.40     101,614      8.098         79.85            656
NINA                                     3        654,200            0.34     218,067      5.850         70.80            686
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,385   $190,003,119          100.00%   $ 79,666      8.104%        81.38%           642
=============================================================================================================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 9, 2005 10:52

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.